UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09997

Baird Funds, Inc.
(Exact name of registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew D. Ketter
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

Annual Report –
Baird Funds
December 31, 2013

Baird Short-Term Bond Fund
Baird Intermediate Bond Fund
Baird Intermediate Municipal Bond Fund
Baird Aggregate Bond Fund
Baird Core Plus Bond Fund

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Table of Contents

Letter to Shareholders	1
2013 Bond Market Overview	2
Baird Short-Term Bond Fund	7
Baird Intermediate Bond Fund	17
Baird Intermediate Municipal Bond Fund	27
Baird Aggregate Bond Fund	40
Baird Core Plus Bond Fund	50
Additional Information on Fund Expenses	60
Statements of Assets and Liabilities	62
Statements of Operations	64
Statements of Changes in Net Assets	65
Financial Highlights	70
Notes to the Financial Statements	80
Report of Independent Registered Public Accounting Firm	92
Directors and Officers	93
Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds	96
Additional Information	101
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 27, 2014

Dear Shareholder,

Overall, 2013 proved to be a mixed year for bond investors as shorter duration investments generated modestly positive nominal returns and longer duration investments generated slightly negative nominal returns. Given this market dynamic, the disciplined, duration neutral strategy we employ against benchmarks coupled with our opportunistic ability to add value through yield curve positioning, sector allocation, and individual security selection were critical elements to our success in 2013 as all the Baird Bond Funds generated strong relative returns versus their respective benchmarks.

We strive to be good stewards of our shareholders’ assets. We employ a risk controlled, bottom-up process to investment decision making and portfolio management. This approach allows us to identify, research and invest based upon strong fundamentals that offer good relative value.  We understand that our shareholders rely on us to maintain this consistent approach and focus on risk control to help them achieve their investment objectives through all market cycles.

Our long-term success rests on the trust you have placed in us and we want to thank you for your continued investment in the Baird Funds which experienced steady inflows during the year and increased total net assets to $9.3 billion at the end of 2013.

On the following pages, we review the bond market in 2013 and the performance and composition of each of the Baird Bond Funds.

We are privileged to provide you with fixed income investment management services and appreciate the confidence and trust you have placed in our experienced investment team.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2013 Bond Market Overview

Treasury Yields Rise, Yield Curve Steepens on Introduction of Taper
The 10-year Treasury yield rose 127 bps in 2013, ending the year at its high (3.03%) as the Fed announced it will modestly reduce the pace of Quantitative Easing (QE) purchases from $85 to $75 billion per month and expects to further reduce and ultimately end purchases as the labor market and broader economy improve.  The December announcement came after two months of nonfarm payroll reports showing job gains of over 200,000.  The path to higher rates in 2013 was volatile (see chart below right) as sequestration (across the board federal spending cuts) pushed rates lower early in the year and then a partial government shutdown and eleventh hour vote to raise the debt ceiling to avoid technical default caused yields to drop in the fall.  Despite these fiscal episodes, yields rose for the year primarily on the Fed’s move to taper QE bond purchases though modest improvement in the economy also contributed to the upward pressure on rates.

Treasury Yields

			1 Year
Maturity	12/31/12	12/31/13	Change
1	0.14%	0.11%	-0.03%
2	0.25%	0.38%	0.13%
3	0.35%	0.76%	0.41%
5	0.72%	1.74%	1.02%
7	1.18%	2.45%	1.27%
10	1.76%	3.03%	1.27%
30	2.95%	3.97%	1.02%

10 Year Treasury Yield

Short End Steepens, Long End Flattens

A Tale of Two Curves
As many anticipated, the Fed paired its decision to taper QE purchases with an announcement that it would likely keep the Fed Funds rate near zero “well past the time” the unemployment rate dips below its 6.5% threshold.  Forward guidance anchored short term interest rates, creating a very steep yield curve from two to ten years.  However, the ten to thirty year portion of the curve actually flattened by 25 bps for the year (see chart at right), in part due to demand from defined benefit pension plans reallocating into long term bonds as U.S. equity markets delivered a 30%+ performance in 2013.

2013 Bond Market Overview

Record Issuance Year for Credit
U.S. investment grade credit issuance of $1.106 trillion set a new record, exceeding last year’s record of $1.086 trillion, according to Barclays data.  Many corporations were looking to opportunistically fund their businesses while interest rates remained near historic lows.  Apple set a record with the largest corporate issuance ever in the second quarter at $17 billion, only to be out-done by Verizon’s $49 billion debt issuance in the third quarter to help fund its $130 billion acquisition of Vodafone’s 45% stake in Verizon Wireless.  Looking ahead, it is expected that gross issuance will decline 5% - 15% in 2014.

Gross Issuance – Investment Grade Credit

Source: Barclays

Corporate Yield Spreads Tighten Further
In spite of the record issuance, corporate spreads tightened significantly on strong investor demand and solid credit fundamentals (see chart below).  Within investment grade credit, financial spreads tightened the most (-46 bps) as financial institutions continued fortifying balance sheets to comply with higher regulatory capital and liquidity requirements.  The spread on financials (109 bps) is now less than industrials (114 bps), a relationship that was typical prior to 2008.  Given the solid fundamentals, expanding regulation in the sector, and expected decline in supply, we believe financial spreads could continue to tighten vs. industrials.  Very strong demand for yield in a low interest rate environment drove spreads on high yield corporates tighter (-129 bps).  Away from corporates, agency pass-throughs tightened 16 bps as the Fed continued to purchase the majority of new issuance.  Commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) spreads widened, reflecting some of the selling pressure on the market as bond mutual fund flows turned distinctly negative starting in June (see chart on next page).

Option-Adjusted Spreads (in bps)
				1 Year
	6/30/07	12/31/12	12/31/13	Change
U.S. Aggregate Index	53	53	45	-8
U.S. Agency (non-mortgage)	34	13	17	4
Mortgage and ABS Sectors
U.S. Agency Pass-throughs	65	50	34	-16
Asset-Backed Securities	57	43	55	12
CMBS	82	124	126	2
Corporate Sectors
U.S. Investment Grade	97	141	114	-27
Industrial	104	133	114	-19
Utility	100	144	125	-19
Financial Institutions	88	155	109	-46
U.S. High Yield	292	511	382	-129

Source: Barclays

2013 Bond Market Overview

2013 Mutual Fund Net Flows

Source:  ICI

Rising Yields Depress Returns
Most major bond indices and sectors posted negative returns for 2013 as rising yields detracted from returns.  Only a handful of indices and sectors with shorter average durations (e.g. U.S. 1-3 Yr. Gov’t/Credit +0.64%, CMBS +0.23%), or with dramatic spread tightening (i.e. Corporate High Yield +7.44%) ended the year in positive territory.  Treasuries (-2.75%) felt the full impact of the rise in rates in 2013 and municipals (-2.55%) followed close behind as mutual fund flows turned sharply negative mid-year (see chart above) and Detroit’s record bankruptcy filing and Puerto Rico’s challenges raised investors’ sensitivity to credit risk.  Tightening spreads limited the fall of Investment Grade Corporates (-1.53%) while the return of the High Yield sector (+7.44%) mirrored the surge in equities.  TIPS (-8.61%) were the weakest performing sector by far and moved back closer to fair value in 2013 (after an extended period of overvaluation) as inflation expectations eased and investors became painfully aware that while they do provide inflation protection, TIPS are not always an effective hedge against rising rates.

Total Returns of Selected Barclays Indices and Subsectors

Barclays Index/Sector	December	4th Quarter	2013
U.S. Aggregate Index	-0.57%	-0.14%	-2.02%
U.S. Gov’t/Credit Index	-0.62%	-0.03%	-2.35%
U.S. Intermediate Gov’t/Credit Index	-0.63%	-0.02%	-0.86%
U.S. 1-3 Yr. Gov’t/Credit Index	-0.13%	0.18%	0.64%
U.S. Treasury	-0.91%	-0.75%	-2.75%
U.S. Agency	-0.56%	-0.17%	-1.38%
MBS (Mortgage Backed Securities)	-0.47%	-0.42%	-1.41%
CMBS (Commercial Mortgage Backed Securities)	-0.29%	0.53%	0.23%
ABS (Asset-Backed Securities)	-0.22%	0.32%	-0.27%
U.S. Corporate - Investment Grade	-0.16%	1.11%	-1.53%
Corporate High Yield	0.54%	3.58%	7.44%
Municipal Bond Index	-0.26%	0.32%	-2.55%
TIPS (Treasury Inflation Protected Securities)	-1.47%	-2.00%	-8.61%

Outlook
We expect economic growth to modestly improve in 2014 although many headwinds remain and inflation remains benign.  The tapering of QE purchases will put some additional upward pressure on rates, although the magnitude of any rise will be limited by modest economic growth and tepid inflation.  With the Fed keeping its policy rate near zero into 2015, the intermediate portion of the curve will remain very steep.  As such, rolling down the yield curve will add significantly to returns of intermediate maturities.  Due to the

2013 Bond Market Overview

Taper, we see limited return potential for Treasuries and Agencies.  Instead, we see good relative value in several non-government sectors along the steeper intermediate maturity segment of the curve.  We expect Investment Grade Corporates to outperform, as strong fundamentals and reduced supply will allow spreads to tighten modestly.  We also see attractive relative value in CMBS structures with superior credit enhancement.  We hold a cautious view on Agency MBS as the Fed reduces extraordinarily accommodative purchases and the sector starts the year with historically tight spreads.  With yields on Corporate High Yield at all-time lows, we are concerned that aggressive use of leverage could adversely impact the sector.  In the municipal sector, higher yields and a steep curve brought in some demand from cross-over buyers.  While state credit conditions are showing signs of improvement, high-profile challenges (e.g. Detroit, Puerto Rico) will keep investor sensitivity to credit risk high for municipals.  Across tax-exempt markets we caution investors against going too far out the yield curve or too far down in quality given the high level of uncertainty and broad range of potential outcomes.

The Barclays Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. Government, mortgage backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

The Barclays Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Barclays Intermediate Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Barclays Government/Credit Intermediate Index (1 – 3 yr) is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

The Barclays U.S. Agency Index:  This index is the U.S. Agency component of the U.S. Government/Credit Index.  It includes publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

The Barclays U.S. Corporate – Investment Grade Index:  This index is the Corporate component of the U.S. Credit Index.  It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

The Barclays CMBS (Commercial Mortgage Backed Securities) Index:  This index is the CMBS component of the U.S. Aggregate Index.  The Barclays CMBS ERISA-Eligible Index is the ERISA-eligible component of the Barclays CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

2013 Bond Market Overview

The Barclays MBS (Mortgage Backed Securities) Index:  This index is the U.S. MBS component of the U.S. Aggregate Index.  The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

The Barclays ABS (Asset Backed Securities) Index:  This index is the ABS component of the U.S. Aggregate Index.  The ABS index has three subsectors:  credit and charge cards, autos, and utility.  The index includes pass-through, bullet, and controlled amortization structures.  The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche.

The Barclays Corporate High Yield Index:  The Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

The Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million.

The Barclays TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index.  TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

A direct investment in an index is not possible.

Baird Short-Term Bond Fund
December 31, 2013

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays 1-3 Year U.S. Government/Credit Bond Index. The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed rate debt issues, including government and credit securities, with maturities between one and three years.

The Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong absolute and relative returns versus its benchmark index in 2013. Our long-term commitment to duration neutrality was very important as well. A number of the themes that drove performance in 2012 continued to positively impact the portfolio relative to its benchmark in 2013. The primary factors contributing to the Fund’s outperformance over its benchmark are described below.

•
The Fund’s overweight position to the corporate credit sector relative to the Fund’s benchmark positively impacted the Fund’s performance. Corporate bonds generally experienced favorable price returns relative to U.S. Treasuries of comparable maturity due to a significant narrowing of corporate bond spreads (the additional yield that investors demand above U.S. Treasury bonds for owning corporate debt) during the year. The narrowing was driven by generally solid corporate credit fundamentals and very strong investor demand.

•
An overweight to the financial sub-sector in particular was an important contributor to the Fund’s relative outperformance as holdings in this sub-sector outperformed other investment grade corporate bonds. The financial sub-sector’s performance continued to be driven by both strong and improving credit fundamentals and strong investor demand.

•
The Fund’s underweight to U.S. Treasuries and Agencies was a positive contributor to relative performance as nongovernment “spread sectors” such as corporate, mortgage-backed, and asset-backed securities outperformed equal-duration U.S. Government securities for the year.

•
Exposure to commercial mortgage-backed securities (CMBS) had an overall positive impact on the Fund’s performance for the year. As part of the risk management for the Fund’s exposure to this sector, the Fund holds short maturity, select super-senior issues with significant credit enhancement.

We are pleased with the Fund’s performance in 2013 and are confident in the individual issues and the overall structure of the Fund. The Fund continues to maintain a significant yield advantage over the benchmark and we are optimistic regarding the Fund’s relative performance as we head into 2014.

Baird Short-Term Bond Fund
December 31, 2013

Portfolio Characteristics

Quality Distribution(1)
	Net Assets	$2,008,964,589
	SEC 30-Day
	Yield(2)
	Institutional Class	1.38%
	Investor Class	1.10%

	Average
	Effective
	Duration	1.91 years

	Average
	Effective
	Maturity	2.35 years

	Annualized
	Expense
	Ratio
	Institutional Class	0.30%
Sector Weightings(1)	Investor Class	0.55%(3)

	Portfolio
	Turnover
	Rate	45.1%

	Number of
	Holdings	473

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2013.
(3)	Includes 0.25% 12b-1 fee.

Baird Short-Term Bond Fund
December 31, 2013

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/04), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/19/12), assuming reinvestment of all distributions.

Baird Short-Term Bond Fund
December 31, 2013

Total Returns

			Average Annual
			Since	Since
	One	Five	Inception	Inception
For the Periods Ended December 31, 2013	Year	Years	(8/31/04)	(9/19/12)
Institutional Class Shares	1.33%	3.99%	3.28%	N/A
Investor Class Shares	1.11%	N/A	N/A	1.40%
Barclays 1-3 Year U.S. Government/Credit Bond Index(1)	0.64%	2.02%	2.98%	0.68%

(1)
The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2013

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.rwbaird.com/baird-funds/prospectus-applications/prospectus-applications.aspx and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds
2.375%, 07/31/2017@	$185,800,000	$194,146,508	9.7%
Total U.S. Treasury Securities
(Cost $194,511,368)		194,146,508	9.7%
Taxable Municipal Bonds
Rhode Island Housing & Mortgage Finance Corp/RI
3.000%, 10/01/2034 (Callable 10/01/2022)	12,500,000	12,395,000	0.6%
Other Taxable Municipal Bonds#		44,037,927	2.2%
Total Taxable Municipal Bonds
(Cost $56,705,560)		56,432,927	2.8%
Other Government Related Securities
Other Government Related Securities#~		22,958,440	1.1%
Total Other Government Related Securities
(Cost $22,822,243)		22,958,440	1.1%
Corporate Bonds
Industrials
America Movil, S.A.B. de C.V.
1.244%, 09/12/2016 f	9,000,000	9,093,366	0.5%
Computer Sciences Corporation
2.500%, 09/15/2015	9,550,000	9,747,847	0.5%
Fidelity National Information Services, Inc.
7.875%, 07/15/2020	8,520,000	9,294,971	0.5%
Ingredion Incorporated
1.800%, 09/25/2017	8,974,000	8,746,563	0.4%
Marathon Oil Corporation
6.000%, 10/01/2017	7,805,000	8,845,258	0.4%
Murphy Oil Corporation
2.500%, 12/01/2017	10,281,000	10,343,519	0.5%
Pioneer Natural Resources Company
5.875%, 07/15/2016	10,000,000	11,092,870	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Plum Creek Timberlands, L.P.
5.875%, 11/15/2015	$9,550,000	$10,337,503	0.5%
Seagate HDD Cayman
6.875%, 05/01/2020 f	8,400,000	9,082,500	0.4%
Staples, Inc.
9.750%, 01/15/2014	9,555,000	9,584,773	0.5%
Telecom Italia Capital, SA
5.250%, 10/01/2015 f	10,960,000	11,521,700	0.6%
The Valspar Corporation
5.100%, 08/01/2015	10,450,000	11,020,194	0.5%
Time Warner Companies, Inc.
7.250%, 10/15/2017	7,831,000	9,335,382	0.5%
Vale Canada Limited
5.700%, 10/15/2015 f	8,000,000	8,561,896	0.4%
Other Industrials#~		458,004,946	22.8%
Total Industrials
(Cost $591,982,346)		594,613,288	29.6%
Utility
Entergy Corporation
4.700%, 01/15/2017	8,750,000	9,408,140	0.5%
Gulfstream Natural Gas System, L.L.C.
6.950%, 06/01/2016 (Acquired 07/22/2013
through 08/27/2013, Cost $8,642,026)*	7,646,000	8,573,865	0.4%
National Grid PLC
6.300%, 08/01/2016 f	9,611,000	10,808,377	0.5%
Williams Partners L.P.
3.800%, 02/15/2015	9,000,000	9,298,089	0.5%
Other Utility#~		125,734,701	6.2%
Total Utility
(Cost $162,448,865)		163,823,172	8.1%
Finance
ABN AMRO Bank N.V.
1.036%, 10/28/2016 (Acquired 10/23/2013
through 12/27/2013, Cost $9,953,753)* f	9,950,000	9,964,925	0.5%
Cie de Financement Foncier SA
2.500%, 09/16/2015 (Acquired 06/19/2012
through 09/27/2013, Cost $8,807,060)* f	8,600,000	8,846,037	0.4%
Credit Agricole SA
1.096%, 10/03/2016
(Acquired 09/26/2013, Cost $10,000,000)*@ f	10,000,000	10,027,090	0.5%
General Electric Capital Corporation:
0.894%, 07/12/2016	10,000,000	10,070,160	0.5%
5.625%, 09/15/2017	9,080,000	10,329,381	0.5%
1.000%-5.625%, 09/21/2015-05/01/2018@	8,925,000	9,347,803	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Hutchison Whampoa International Ltd.
4.625%, 09/11/2015 (Acquired 09/24/2012
through 06/25/2013, Cost $9,547,825)* f	$9,090,000	$9,619,238	0.5%
Kemper Corporation
6.000%, 11/30/2015	8,500,000	9,091,311	0.5%
KeyBank National Association
7.413%, 05/06/2015	9,854,000	10,677,104	0.5%
Macquarie Bank Limited
2.000%, 08/15/2016 (Acquired 08/07/2013
through 09/27/2013, Cost $10,025,015)* f	10,000,000	10,113,710	0.5%
Manulife Financial Corp.
3.400%, 09/17/2015 f	9,761,000	10,160,508	0.5%
Nomura Holdings Inc.
2.000%, 09/13/2016 f	9,155,000	9,230,684	0.5%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.850%, 01/22/2015
(Acquired 07/22/2013, Cost $10,307,280)* f	10,000,000	10,315,700	0.5%
The Bear Stearns Companies LLC
6.400%, 10/02/2017	7,700,000	8,936,320	0.4%
Other Finance#~		478,094,625	23.8%
Total Finance
(Cost $609,070,808)		614,824,596	30.6%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		1,152,444	0.1%
Total U.S. Government Agency Issues
(Cost $1,089,496)		1,152,444	0.1%
Non-U.S. Government Agency Issues
Countrywide Alternative Loan Trust
Series 2004-2CB, Class 1A8, 5.750%, 03/25/2034	8,960,070	9,129,845	0.5%
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%, 07/25/2018	12,607,177	13,140,347	0.6%
Series 2003-9, Class 3A1, 4.750%, 11/25/2018	5,982,619	6,092,634	0.3%
Series 2003-5, Class 4A1, 5.500%, 07/25/2033	9,273,386	9,727,420	0.5%
Other Non-U.S. Government Agency Issues#		16,461,276	0.8%
Total Non-U.S. Government Agency Issues
(Cost $54,873,028)		54,551,522	2.7%
Asset Backed Securities
Accredited Mortgage Loan Trust
Series 2006-2, Class A3, 0.315%, 09/25/2036	10,942,014	10,542,412	0.5%
GSAA Trust
Series 2005-8, Class A4, 0.435%, 06/25/2035	12,922,206	11,869,563	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV3, 0.335%, 09/25/2036	$11,907,627	$11,594,349	0.6%
RASC Trust
Series 2005-AHL2, Class A3, 0.515%, 10/25/2035	12,150,000	11,514,312	0.6%
Other Asset Backed Securities#~		71,090,147	3.5%
Total Asset Backed Securities
(Cost $118,122,724)		116,610,783	5.8%
Commercial Mortgage-Backed Securities
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	18,110,000	18,997,879	1.0%
CD Commercial Mortgage Trust
Series 2005-CD1, Class A4, 5.218%, 07/15/2044	17,551,848	18,609,610	0.9%
COMM Mortgage Trust
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	13,407,000	14,099,418	0.7%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C5, Class A4, 5.100%, 08/15/2038	15,208,250	15,965,104	0.8%
FHLMC Multifamily Structured
Pass Through Certificates
Series K-701, Class A2, 3.882%, 11/25/2017	10,000,000	10,762,920	0.5%
J.P. Morgan Chase Commercial Mortgage Trust
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	10,549,000	11,047,577	0.6%
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class A4, 5.207%, 11/14/2042	13,020,000	13,693,837	0.7%
Wachovia Bank Commercial Mortgage Trust
Series 2005-C22, Class A4, 5.289%, 12/15/2044	9,912,000	10,551,334	0.5%
Other Commercial Mortgage Backed Securities#~		16,981,754	0.8%
Total Commercial Mortgage Backed Securities
(Cost $133,435,803)		130,709,433	6.5%
Total Long-Term Investments
(Cost $1,945,062,241)		1,949,823,113	97.0%
Short-Term Investments
	Shares
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.06%«	23,737,892	23,737,892	1.2%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	39,000,000	39,000,000	1.9%
Total Short-Term Investments
(Cost $62,737,892)		62,737,892	3.1%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2013

Investments Purchased with Cash
Proceeds from Securities Lending
			% of
	Shares	Value	Net Assets
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.19%«	204,124,977	$204,124,977	10.2%
Total Investment Companies
(Cost $204,124,977)		204,124,977	10.2%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $204,124,977)		204,124,977	10.2%
Total Investments
(Cost $2,211,925,110)		2,216,685,982	110.3%
Liabilities in Excess of Other Assets		(207,721,393)	(10.3)%
TOTAL NET ASSETS		$2,008,964,589	100.0%

Notes to Summary Schedule of Investments
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2013.
f	Foreign Security
«	7-Day Yield
~	Groupings contain, in aggregate, restricted securities totaling $305,270,462 representing 15.20% of net assets.

Summary of Fair Value Exposure at December 31, 2013

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2013

Summary of Fair Value Exposure at December 31, 2013 (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$194,146,508	$—	$194,146,508
Taxable Municipal Bonds	—	56,432,927	—	56,432,927
Other Government Related Securities	—	22,958,440	—	22,958,440
Corporate Bonds	—	1,373,261,056	—	1,373,261,056
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	1,152,444	—	1,152,444
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	54,551,522	—	54,551,522
Asset Backed Securities	—	116,610,783	—	116,610,783
Commercial Mortgage-Backed Securities	—	130,709,433	—	130,709,433
Total Fixed Income	—	1,949,823,113	—	1,949,823,113
Short-Term Investments
Money Market Mutual Funds	62,737,892	—	—	62,737,892
Total Short-Term Investments	62,737,892	—	—	62,737,892
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies	204,124,977	—	—	204,124,977
Total Investments Purchased with
Cash Proceeds from Securities Lending	204,124,977	—	—	204,124,977
Total Investments	$266,862,869	$1,949,823,113	$—	$2,216,685,982

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2013

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Intermediate U.S. Government/Credit Bond Index. The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

Although the Fund generated a negative absolute return for the year resulting from the rise in market yields, the Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong relative returns versus its benchmark index in 2013. Our long-term commitment to duration neutrality was very important as well. A number of the themes that drove performance in 2012 continued to positively impact the portfolio relative to its benchmark in 2013. The primary factors contributing to the Fund’s outperformance over its benchmark in 2013 are described below.

•
The Fund’s continued overweight position to the corporate credit sector relative to the Fund’s benchmark positively impacted the Fund’s performance. Corporate bonds generally experienced favorable price returns relative to U.S. Treasuries of comparable maturity due to a significant narrowing of corporate bond spreads (the additional yield that investors demand above U.S. Treasury bonds for owning corporate debt) during the year. The narrowing was driven by generally solid corporate credit fundamentals and very strong investor demand.

•
An overweight to the financial sub-sector in particular was an important contributor to the Fund’s relative outperformance, as financials significantly outperformed other investment grade corporate bonds. The financial sub-sector’s performance was driven by both strong and improving credit fundamentals and strong investor demand.

•
The Fund’s underweight to U.S. Treasuries and Agencies was a positive contributor to relative performance, as nongovernment “spread sectors” such as corporate, mortgage-backed, and asset-backed securities outperformed equal-duration U.S. Government securities for the year.

•
Modest exposure to commercial mortgage-backed securities (CMBS) had an overall positive impact on the Fund’s performance for the year. As part of the risk management for the Fund’s exposure to this sector, the Fund holds short maturity, select super-senior issues with significant credit enhancement.

•
The Fund’s modest exposure to non-U.S. Agency mortgage-backed securities was a positive contributor as prices for those securities generally rose during 2013. The Fund also benefited from relatively high coupon payments, an important consideration in the current low interest rate environment when income is reinvested as rates rise.

We are pleased with the Fund’s relative performance to its benchmark in 2013 and are confident in the individual issues and the overall structure of the Fund. The Fund’s current significant yield advantage over the benchmark is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2014.

Baird Intermediate Bond Fund
December 31, 2013

Portfolio Characteristics

Quality Distribution(1)
	Net Assets	$1,155,705,925

	SEC 30-Day
	Yield(2)
	Institutional Class	2.08%
	Investor Class	1.84%

	Average
	Effective
	Duration	3.84 years

	Average
	Effective
	Maturity	4.39 years

	Annualized
	Expense
	Ratio
Sector Weightings(1)	Institutional Class	0.30%
	Investor Class	0.55%(3)

	Portfolio
	Turnover
	Rate	45.1%

	Number of
	Holdings	422

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2013.
(3)	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund
December 31, 2013

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Intermediate Bond Fund
December 31, 2013

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2013	Year	Years	Years	Inception(1)
Institutional Class Shares	-0.17%	6.29%	4.69%	5.60%
Investor Class Shares	-0.41%	6.02%	4.41%	5.33%
Barclays Intermediate
U.S. Government/Credit Bond Index(2)	-0.86%	3.96%	4.09%	5.10%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2013.
(2)
The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2013

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.rwbaird.com/baird-funds/prospectus-applications/prospectus-applications.aspx and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
3.875%, 05/15/2018@	$9,700,000	$10,691,224	0.9%
9.125%, 05/15/2018@	13,950,000	18,505,540	1.6%
1.250%, 04/30/2019@	224,875,000	217,865,196	18.9%
7.875%, 02/15/2021@	31,000,000	42,179,375	3.6%
Total U.S. Treasury Securities
(Cost $290,915,764)		289,241,335	25.0%
U.S. Government Agency Issues
Federal Home Loan Mortgage Corporation (FHLMC):
1.000%, 06/29/2017	9,200,000	9,144,818	0.8%
1.375%, 05/01/2020@	10,000,000	9,375,140	0.8%
2.375%, 01/13/2022@	300,000	286,790	0.0%
Total U.S. Government Agency Issues
(Cost $18,849,262)		18,806,748	1.6%
Taxable Municipal Bonds
State of Illinois
3.636%, 02/01/2014	5,150,000	5,161,793	0.5%
Other Taxable Municipal Bonds#		28,805,070	2.5%
Total Taxable Municipal Bonds
(Cost $33,486,123)		33,966,863	3.0%
Other Government Related Securities
Petrobras International Finance Company
3.875%, 01/27/2016 f	4,175,000	4,298,004	0.4%
Other Government Related Securities#~		10,607,760	0.9%
Total Other Government Related Securities
(Cost $13,984,332)		14,905,764	1.3%
Corporate Bonds
Industrials
Computer Sciences Corporation
2.500%, 09/15/2015@	4,500,000	4,593,227	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
CVS Caremark Corporation
4.000%, 12/05/2023	$4,425,000	$4,415,637	0.4%
Fidelity National Information Services, Inc.
7.875%, 07/15/2020	4,800,000	5,236,603	0.4%
Glencore Funding LLC
2.500%, 01/15/2019 (Acquired 05/22/2013
through 10/29/2013, Cost $4,292,532)*	4,400,000	4,260,599	0.4%
Hyundai Capital Services Inc.
6.000%, 05/05/2015 (Acquired 03/27/2013
through 05/30/2013, Cost $5,883,634)* f	5,549,000	5,901,317	0.5%
Murphy Oil Corporation
3.700%, 12/01/2022	5,000,000	4,620,025	0.4%
Mylan Inc.
6.000%, 11/15/2018 (Acquired 01/15/2013
through 02/12/2013, Cost $4,268,859)*	4,000,000	4,262,380	0.4%
Petrohawk Energy Corporation
7.250%, 08/15/2018	4,000,000	4,312,000	0.4%
Telecom Italia Capital, SA
5.250%, 10/01/2015 f	4,425,000	4,651,781	0.4%
Warner Chilcott Co LLC /
Warner Chilcott Finance LLC
7.750%, 09/15/2018 f	5,000,000	5,412,500	0.5%
Waste Management, Inc.
7.375%, 03/11/2019	5,000,000	6,047,305	0.5%
Other Industrials#~		198,196,468	17.1%
Total Industrials
(Cost $248,407,897)		251,909,842	21.8%
Utility
Ameren Corporation
8.875%, 05/15/2014	4,500,000	4,629,047	0.4%
National Grid PLC
6.300%, 08/01/2016 f	3,925,000	4,413,992	0.4%
National Rural Utilities Corporation
10.375%, 11/01/2018	3,144,000	4,251,895	0.4%
Other Utility#~		65,428,119	5.6%
Total Utility
(Cost $77,059,019)		78,723,053	6.8%
Finance
ABN AMRO Bank N.V.
4.250%, 02/02/2017
(Acquired 11/22/2013, Cost $4,853,428)* f	4,500,000	4,824,369	0.4%
BPCE
2.500%, 12/10/2018 f	7,000,000	6,962,522	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Comerica Bank
5.200%, 08/22/2017	$4,095,000	$4,508,943	0.4%
Commonwealth Bank of Australia
5.000%, 10/15/2019
(Acquired 03/02/2012, Cost $4,264,500)* f	4,000,000	4,458,520	0.4%
Deutsche Bank Aktiengesellschaft
3.250%, 01/11/2016 f	4,250,000	4,444,926	0.4%
First Tennessee Bank, National Association
5.650%, 04/01/2016	4,263,000	4,599,334	0.4%
KeyBank National Association
7.413%, 05/06/2015	4,000,000	4,334,120	0.4%
Macquarie Bank Limited
2.000%, 08/15/2016
(Acquired 08/07/2013, Cost $4,998,250)* f	5,000,000	5,056,855	0.4%
The Goldman Sachs Group, Inc.
6.150%, 04/01/2018	3,900,000	4,472,041	0.4%
The Huntington National Bank
1.300%, 11/20/2016	4,850,000	4,850,732	0.4%
WEA Finance LLC / WT Finance Aust Pty Ltd
6.750%, 09/02/2019
(Acquired 11/21/2013, Cost $4,806,637)*	4,000,000	4,756,020	0.4%
Other Finance#~		247,426,557	21.4%
Total Finance
(Cost $293,148,726)		300,694,939	26.0%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues#		1,329,800	0.1%
Total U.S. Government Agency Issues
(Cost $1,261,290)		1,329,800	0.1%
Non-U.S. Government Agency Issues
Countrywide Alternative Loan Trust
Series 2004-2CB, Class 1A8, 5.750%, 03/25/2034	5,145,064	5,242,553	0.5%
Washington Mutual Mortgage Pass Through Certificates
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	5,859,621	6,132,069	0.5%
Other Non-U.S. Government Agency Issues#~		10,058,099	0.9%
Total Non-U.S. Government Agency Issues
(Cost $21,467,472)		21,432,721	1.9%
Asset Backed Securities
Master Credit Card Trust
Series 2012-2A, Class A, 0.780%, 04/21/2017
(Acquired 10/24/2012, Cost $5,998,817)* f	6,000,000	5,990,142	0.5%
Soundview Home Loan Trust
Series 2003-2, Class A2, 1.465%, 11/25/2033	4,851,513	4,792,504	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Specialty Underwriting & Residential Finance Trust
Series 2004-BC4, Class A1A, 0.835%, 10/25/2035	$4,816,158	$4,683,184	0.4%
Other Asset Backed Securities#~		13,840,101	1.2%
Total Asset Backed Securities
(Cost $29,279,128)		29,305,931	2.5%
Commercial Mortgage-Backed Securities
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	6,790,000	7,122,893	0.6%
CD Commercial Mortgage Trust
Series 2005-CD1, Class A4, 5.218%, 07/15/2044	7,000,000	7,421,855	0.6%
Credit Suisse First Boston
Mortgage Securities Corporation
Series 2005-C5, Class A4, 5.100%, 08/15/2038	6,000,000	6,298,596	0.5%
DBUBS Mortgage Trust
Series 2011-LC3A, Class A2, 3.642%, 08/12/2044	5,000,000	5,252,645	0.4%
FHLMC Multifamily Structured
Pass Through Certificates:
Series K-708, Class A2, 2.130%, 01/25/2019	8,300,000	8,266,053	0.7%
Series K-003, Class A4, 5.053%, 01/25/2019	9,000,000	10,107,990	0.9%
Series K-004, Class A2, 4.186%, 08/25/2019	5,875,000	6,381,125	0.5%
Series K-005, Class A2, 4.317%, 11/25/2019	4,975,000	5,432,118	0.5%
Series KF02, Class A3, 0.795%, 07/25/2020	9,992,432	9,996,569	0.9%
1.655%-4.251%, 11/25/2016-01/25/2020	7,783,000	8,019,563	0.7%
J.P. Morgan Chase Commercial Mortgage Trust
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	5,000,000	5,236,315	0.5%
Wachovia Bank Commercial Mortgage Trust
Series 2005-C22, Class A4, 5.289%, 12/15/2044	5,000,000	5,322,505	0.5%
Other Commercial Mortgage Backed Securities#		6,518,765	0.6%
Total Commercial Mortgage Backed Securities
(Cost $91,727,345)		91,376,992	7.9%
Total Long-Term Investments
(Cost $1,119,586,358)		1,131,693,988	97.9%
Short-Term Investments
	Shares
Money Market Mutual Fund
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	21,500,000	21,500,000	1.9%
Total Short-Term Investments
(Cost $21,500,000)		21,500,000	1.9%
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2013

Investments Purchased with Cash
Proceeds from Securities Lending
			% of
	Shares	Value	Net Assets
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.19%«	227,595,639	$227,595,639	19.7%
Total Investment Companies
(Cost $227,595,639)		227,595,639	19.7%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $227,595,639)		227,595,639	19.7%
Total Investments
(Cost $1,368,681,997)		1,380,789,627	119.5%
Liabilities in Excess of Other Assets		(225,083,702)	(19.5)%
TOTAL NET ASSETS		$1,155,705,925	100.0%

Notes to Summary Schedule of Investments
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2013.
f	Foreign Security
«	7-Day Yield
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $134,618,531 representing 11.65% of net assets.

Summary of Fair Value Exposure at December 31, 2013

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2013

Summary of Fair Value Exposure at December 31, 2013 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$289,241,335	$—	$289,241,335
U.S. Government Agency Issues	—	18,806,748	—	18,806,748
Taxable Municipal Bonds	—	33,966,863	—	33,966,863
Other Government Related Securities	—	14,905,764	—	14,905,764
Corporate Bonds	—	631,327,834	—	631,327,834
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	1,329,800	—	1,329,800
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	21,432,721	—	21,432,721
Asset Backed Securities	—	29,305,539	392	29,305,931
Commercial Mortgage-Backed Securities	—	91,376,992	—	91,376,992
Total Fixed Income	—	1,131,693,596	392	1,131,693,988
Short-Term Investments
Money Market Mutual Fund	21,500,000	—	—	21,500,000
Total Short-Term Investments	21,500,000	—	—	21,500,000
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies	227,595,639	—	—	227,595,639
Total Investments Purchased with
Cash Proceeds from Securities Lending	227,595,639	—	—	227,595,639
Total Investments	$249,095,639	$1,131,693,596	$392	$1,380,789,627

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.  One security priced at fair value by the Valuation Committee instead of the Fund’s pricing vendor is valued using Level 3 inputs.

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2012	$1,461
Accrued discounts/premiums	—
Realized gain (loss)	(48,605)
Change in unrealized appreciation (depreciation)	47,635
Purchases	—
Sales	(99)
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2013	$392

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
December 31, 2013

The Baird Intermediate Municipal Bond Fund seeks current income that is substantially exempt from federal income tax. A secondary objective is to provide total return with relatively low volatility of principal. The Fund uses the Barclays 7-Year General Obligation Bond Index as its benchmark. The Barclays 7-Year General Obligation Bond Index is an unmanaged, market value weighted index consisting of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $5 million; have been issued within the last five years; and have a maturity of six to eight years.

Although the Fund had a negative absolute return in 2013 along with most of the municipal bond market, the Fund produced attractive relative results compared to its benchmark.  Its focus on intermediate-maturity issues limited the impact of the increase in market yields, which produced sharply negative returns on longer issues in the market.  Furthermore, the Fund’s emphasis on high-quality issues also contributed to relative performance as lower quality issues in the market underperformed due to investors’ heightened sensitivity to credit risk as a result of the City of Detroit’s bankruptcy filing.

The Fund had a very broadly diversified portfolio at year end, with 53% of its investments in pre-refunded bonds. Pre-refunded municipal bonds are generally regarded as the safest municipal bonds available as their interest and principal payments are paid from an escrow account which holds U.S. Treasury and/or U.S. Agency securities. With its focus on high-quality holdings and intermediate duration, we believe the Fund is well-positioned for the uncertain environment for municipal bonds as we enter 2014.

Baird Intermediate Municipal Bond Fund
December 31, 2013

Portfolio Characteristics

Quality Distribution(1)
	Net Assets	$1,006,994,598

	SEC 30-Day
	Yield(3)
	Institutional Class	2.03%
	Investor Class	1.77%

	Average
	Effective
	Duration	4.88 years

	Average
	Effective
	Maturity	5.33 years

	Annualized
	Expense
	Ratio
Sector Weightings(1)	Institutional Class	0.30%
	Investor Class	0.55%(4)

	Portfolio
	Turnover
	Rate	9.0%

	Number of
	Holdings	275

(1)	Percentages shown are based on the Fund’s total investments.
(2)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2013.
(4)	Includes 0.25% 12b-1 fee.

Baird Intermediate Municipal Bond Fund
December 31, 2013

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Baird Intermediate Municipal Bond Fund
December 31, 2013

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2013	Year	Years	Years	Inception(1)
Institutional Class Shares	-1.19%	3.77%	3.78%	4.57%
Investor Class Shares	-1.42%	3.51%	3.52%	4.30%
Barclays 7-Year General Obligation Bond Index(2)	-1.16%	4.80%	4.38%	4.82%

(1)	For the period from March 30, 2001 (commencement of operations) through December 31, 2013.
(2)
The Barclays 7-Year General Obligation Bond Index is an unmanaged, market value weighted index comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million, have a minimum amount outstanding of at least $5 million, have been issued within the last five years and have a maturity of six to eight years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2013

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.rwbaird.com/baird-funds/prospectus-applications/prospectus-applications.aspx and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Other Alabama#		$4,000,388	0.4%
Total Alabama
(Cost $3,793,792)		4,000,388	0.4%
Alaska
Other Alaska#		1,056,150	0.1%
Total Alaska
(Cost $1,013,067)		1,056,150	0.1%
Arizona
Other Arizona#		4,661,756	0.5%
Total Arizona
(Cost $4,514,269)		4,661,756	0.5%
Arkansas
Other Arkansas#		1,161,740	0.1%
Total Arkansas
(Cost $1,171,460)		1,161,740	0.1%
California
San Joaquin Hills California Transportation
Corridor Agency Toll Road Revenue:
0.000%, 01/01/2020 (ETM)^	$6,865,000	6,072,367	0.6%
0.000%, 01/01/2023 (ETM)^	14,000,000	10,722,740	1.1%
San Marcos California Public
Facilities Authority Revenue
0.000%, 09/01/2019 (ETM)^	17,295,000	15,541,633	1.5%
Other California#		16,945,140	1.7%
Total California
(Cost $45,489,289)		49,281,880	4.9%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Colorado
Colorado Springs Colorado Utilities Revenue Bonds
5.875%, 11/15/2017 (ETM)	$6,105,000	$6,562,020	0.6%
Dawson Ridge Metropolitan District No. 1 Colorado:
0.000%, 10/01/2022 (ETM)^	16,595,000	12,662,483	1.3%
0.000%, 10/01/2022 (ETM)^	17,540,000	13,383,546	1.3%
Regional Transportation District
Colorado Sales Tax Revenue
5.000%, 11/01/2036 (Pre-refunded to 11/01/2016)	6,785,000	7,646,831	0.8%
Other Colorado#		2,846,651	0.3%
Total Colorado
(Cost $42,749,219)		43,101,531	4.3%
Connecticut
Other Connecticut#		5,142,402	0.5%
Total Connecticut
(Cost $5,121,617)		5,142,402	0.5%
Florida
Broward County Florida School Board:
5.250%, 07/01/2022 (Callable 07/01/2021)	8,390,000	9,455,446	0.9%
5.250%, 07/01/2023 (Callable 07/01/2021)	4,915,000	5,508,044	0.5%
County of St. Lucie Florida
6.000%, 10/01/2020 (ETM)	6,420,000	7,857,566	0.8%
Florida State Board of Education
5.000%, 06/01/2022 (Callable 06/01/2019)	13,800,000	15,572,886	1.5%
Miami-Dade County Florida
4.500%, 10/01/2020	7,100,000	7,781,955	0.8%
Seminole County Florida Water & Sewage Revenue
6.000%, 10/01/2019 (ETM)	5,200,000	6,027,996	0.6%
Other Florida#		49,842,051	5.0%
Total Florida
(Cost $96,390,434)		102,045,944	10.1%
Georgia
Atlanta Georgia Water & Wastewater Revenue
5.500%, 11/01/2017 (Insured by AGM)	8,445,000	9,844,759	1.0%
Forsyth County Georgia Hospital
Authority Revenue Anticipation Certificates
6.375%, 10/01/2028 (Callable 02/03/2014)(ETM)	8,050,000	9,789,605	1.0%
Georgia Municipal Electric Authority Power Revenue
6.500%, 01/01/2017 (Insured by AGM)	7,350,000	7,884,786	0.8%
Gwinnett County Georgia School District
5.000%, 02/01/2026 (Pre-refunded to 02/01/2018)	7,400,000	8,564,612	0.8%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
State of Georgia
5.000%, 07/01/2020 (Callable 07/01/2017)	$12,570,000	$14,250,734	1.4%
Other Georgia#		5,648,140	0.6%
Total Georgia
(Cost $55,431,442)		55,982,636	5.6%
Illinois
Illinois Development Financial Authority
0.000%, 07/15/2023 (ETM)^	16,860,000	12,274,923	1.2%
Illinois Finance Authority
0.000%, 07/15/2025 (ETM)^	9,560,000	6,308,166	0.6%
Kane McHenry Cook & De Kalb
Counties Illinois School District No. 300
7.000%, 01/01/2018 (Insured by AMBAC)	6,140,000	7,394,218	0.7%
Kendall Kane & Will Counties Community
Unit School District No. 308
0.000%, 02/01/2021^	13,625,000	10,518,364	1.1%
Village of Schaumburg IL
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	6,022,205	0.6%
Other Illinois#		63,592,583	6.3%
Total Illinois
(Cost $104,626,040)		106,110,459	10.5%
Indiana
Other Indiana#		15,799,334	1.6%
Total Indiana
(Cost $14,931,816)		15,799,334	1.6%
Kansas
Other Kansas#		3,083,370	0.3%
Total Kansas
(Cost $2,927,620)		3,083,370	0.3%
Kentucky
Louisville & Jefferson County Metropolitan Government
6.125%, 02/01/2037 (Pre-refunded to 02/01/2018)	13,665,000	16,456,896	1.6%
Other Kentucky#		3,862,076	0.4%
Total Kentucky
(Cost $20,123,009)		20,318,972	2.0%
Louisiana
Louisiana Public Facilities Authority Revenue:
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	9,810,000	11,874,220	1.2%
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	19,285,000	23,495,494	2.3%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
State of Louisiana:
5.000%, 11/15/2018	$1,775,000	$2,083,726	0.2%
5.000%, 11/15/2020 (Callable 05/15/2020)	10,000,000	11,654,700	1.2%
Total Louisiana
(Cost $46,742,020)		49,108,140	4.9%
Maryland
Other Maryland#		2,698,662	0.3%
Total Maryland
(Cost $2,767,954)		2,698,662	0.3%
Massachusetts
Massachusetts State:
5.000%, 08/01/2020 (Pre-refunded to 08/01/2016)	5,820,000	6,502,104	0.6%
4.000%, 12/01/2022 (Callable 12/01/2019)	15,000,000	16,066,950	1.6%
Other Massachusetts#		7,775,727	0.8%
Total Massachusetts
(Cost $30,140,545)		30,344,781	3.0%
Michigan
Michigan Finance Authority
5.000%, 01/01/2019	7,000,000	8,083,460	0.8%
Other Michigan#		21,806,355	2.2%
Total Michigan
(Cost $29,463,438)		29,889,815	3.0%
Minnesota
University of Minnesota
5.500%, 07/01/2021 (ETM)	8,455,000	9,862,927	1.0%
Other Minnesota#		4,039,601	0.4%
Total Minnesota
(Cost $14,041,130)		13,902,528	1.4%
Mississippi
Other Mississippi#		2,696,451	0.3%
Total Mississippi
(Cost $2,594,376)		2,696,451	0.3%
Missouri
Other Missouri#		1,138,340	0.1%
Total Missouri
(Cost $1,087,676)		1,138,340	0.1%
Nebraska
Omaha Nebraska Public Electric Power District Revenue
6.200%, 02/01/2017 (ETM)	7,410,000	8,032,218	0.8%
Total Nebraska
(Cost $7,901,463)		8,032,218	0.8%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Nevada
Other Nevada#		$2,311,795	0.2%
Total Nevada
(Cost $2,097,143)		2,311,795	0.2%
New Hampshire
Other New Hampshire#		5,197,120	0.5%
Total New Hampshire
(Cost $5,100,406)		5,197,120	0.5%
New Jersey
New Jersey State Housing &
Mortgage Finance Agency Bonds
4.500%, 10/01/2029 (Callable 04/01/2021)	$7,700,000	7,817,194	0.8%
Other New Jersey#		13,190,899	1.3%
Total New Jersey
(Cost $20,929,428)		21,008,093	2.1%
New Mexico
Other New Mexico#		3,102,312	0.3%
Total New Mexico
(Cost $3,117,109)		3,102,312	0.3%
New York
Metropolitan Transit Authority New York
6.000%, 04/01/2020 (ETM)	13,430,000	16,213,368	1.6%
Westchester Tobacco Asset
Securitization Corp. New York
6.950%, 07/15/2039 (Pre-refunded to 07/15/2017)	13,075,000	15,986,410	1.6%
Other New York#		29,949,662	3.0%
Total New York
(Cost $59,078,418)		62,149,440	6.2%
North Carolina
North Carolina Eastern Municipal Power Agency
5.000%, 01/01/2021 (ETM)	7,790,000	9,148,809	0.9%
North Carolina Eastern Municipal
Power Agency Power Systems Revenue:
5.000%, 01/01/2017 (ETM)	6,630,000	7,208,136	0.7%
6.400%, 01/01/2021 (ETM)	5,750,000	6,766,773	0.7%
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	7,665,000	8,763,701	0.9%
6.000%, 01/01/2026 (Pre-refunded to 01/01/2022)	1,895,000	2,384,952	0.2%
Total North Carolina
(Cost $33,930,672)		34,272,371	3.4%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Ohio
State of Ohio
5.000%, 06/15/2021	$6,740,000	$7,908,783	0.8%
Other Ohio#		14,328,021	1.4%
Total Ohio
(Cost $22,002,081)		22,236,804	2.2%
Pennsylvania
Pennsylvania Convention
Center Authority Revenue Bonds
6.000%, 09/01/2019 (ETM)	10,060,000	12,141,414	1.2%
Other Pennsylvania#		18,554,879	1.8%
Total Pennsylvania
(Cost $29,534,121)		30,696,293	3.0%
Puerto Rico
Other Puerto Rico#		13,111,319	1.3%
Total Puerto Rico
(Cost $14,862,458)		13,111,319	1.3%
South Carolina
Piedmont Municipal Power Agency
South Carolina Electric Revenue
6.750%, 01/01/2020 (ETM)	6,450,000	8,187,049	0.8%
Other South Carolina#		760,000	0.1%
Total South Carolina
(Cost $8,443,457)		8,947,049	0.9%
South Dakota
Other South Dakota#		701,659	0.1%
Total South Dakota
(Cost $694,238)		701,659	0.1%
Tennessee
Other Tennessee#		9,590,667	0.9%
Total Tennessee
(Cost $9,404,993)		9,590,667	0.9%
Texas
Capital Area Housing Finance Corporation Texas
0.000%, 01/01/2016 (ETM)^	6,060,000	5,982,068	0.6%
Harris County Texas
5.750%, 10/01/2028 (Pre-refunded to 10/01/2018)	6,830,000	8,256,446	0.8%
Houston Texas Water & Sewer System Revenue Bonds
5.500%, 12/01/2029 (ETM)	16,050,000	19,618,236	1.9%
San Antonio Texas Electric & Gas Revenue
5.650%, 02/01/2019 (ETM)	11,665,000	13,694,010	1.4%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Tarrant County Texas Health Facilities Revenue
6.000%, 09/01/2024 (ETM)	$7,990,000	$9,658,072	1.0%
Texas State:
5.000%, 10/01/2018	6,285,000	7,370,482	0.7%
5.000%, 04/01/2020 (Callable 04/01/2016)	3,965,000	4,313,286	0.4%
Other Texas#		68,469,558	6.8%
Total Texas
(Cost $133,441,315)		137,362,158	13.6%
Utah
Other Utah#		6,664,941	0.7%
Total Utah
(Cost $6,494,250)		6,664,941	0.7%
Virginia
Other Virginia#		4,630,426	0.5%
Total Virginia
(Cost $4,600,354)		4,630,426	0.5%
Washington
Washington Health Care Facilities Authority:
6.250%, 08/01/2036 (Pre-refunded to 08/01/2018)	7,715,000	9,423,024	0.9%
6.125%-6.250%, 08/01/2028-11/15/2041	5,885,000	7,413,377	0.7%
Washington State:
5.000%, 01/01/2021	10,000,000	11,693,000	1.2%
5.500%, 07/01/2023	5,000,000	5,955,100	0.6%
Other Washington#		13,828,256	1.4%
Total Washington
(Cost $47,894,373)		48,312,757	4.8%
West Virginia
Other West Virginia#		1,325,682	0.1%
Total West Virginia
(Cost $1,307,731)		1,325,682	0.1%
Wisconsin
Other Wisconsin#		6,544,505	0.6%
Total Wisconsin
(Cost $6,261,528)		6,544,505	0.6%
Total Long-Term Investments
(Cost $942,215,751)		967,722,888	96.1%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2013

Short-Term Investments
			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Goldman Sachs Financial Square Funds, 0.01%«	3,275,138	$3,275,138	0.3%
Total Short-Term Investments
(Cost $3,275,138)		3,275,138	0.3%
Total Investments
(Cost $945,490,889)		970,998,026	96.4%
Other Assets in Excess of Liabilities		35,996,572	3.6%
TOTAL NET ASSETS		$1,006,994,598	100.0%

Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corporation.
ETM – Escrowed to Maturity
^	Non-Income Producing
«	7-Day Yield
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2013

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2013

Summary of Fair Value Exposure at December 31, 2013 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal Bonds	$—	$967,722,888	$—	$967,722,888
Total Fixed Income	—	967,722,888	—	967,722,888
Short-Term Investments
Money Market Mutual Fund	3,275,138	—	—	3,275,138
Total Short-Term Investments	3,275,138	—	—	3,275,138
Total Investments	$3,275,138	$967,722,888	$—	$970,998,026

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2013

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed, mortgage-backed and commercial mortgage-backed securities (CMBS) with maturities of at least one year.

Although the Fund generated a negative absolute return for the year resulting from the rise in market yields, the Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong relative returns versus its benchmark index in 2013. Our long-term commitment to duration neutrality was very important as well. The themes that drove performance in 2012 continued to positively impact the portfolio relative to its benchmark in 2013. The primary factors contributing to the Fund’s outperformance over its benchmark in 2013 are described below.

•
The Fund’s continued overweight position to the corporate credit sector relative to the Fund’s benchmark positively impacted the Fund’s performance. Corporate bonds generally experienced favorable price returns relative to U.S. Treasuries of comparable maturity due to a significant narrowing of corporate bond spreads (the additional yield that investors demand above U.S. Treasury bonds for owning corporate debt) during the year. The narrowing was driven by generally solid corporate credit fundamentals and very strong investor demand.

•
An overweight to the financial sub-sector in particular was an important contributor to the Fund’s relative outperformance as financials significantly outperformed other investment grade corporate bonds. The financial sub-sector’s performance was driven by both strong and improving credit fundamentals and strong investor demand.

•
The Fund’s underweight to U.S. Treasuries and Agencies was a positive contributor to relative performance as nongovernment “spread sectors” such as corporate, mortgage-backed, and asset-backed securities outperformed equal-duration U.S. Government securities for the year.

•
An overweight position to commercial mortgage-backed securities (CMBS) through primarily seasoned, super-senior CMBS was a positive contributor for the year while the Fund’s modest exposure to non-U.S. Agency CMO’s and underweight to U.S. Agency mortgage-backed securities were also positive contributors.

•	The Fund also benefited from relatively high coupon payments, an important consideration in the current low interest rate environment when income is reinvested as rates rise.

We are pleased with the Fund’s relative performance to its benchmark in 2013 and are confident in the individual issues and the overall structure of the Fund. The Fund’s current significant yield advantage over the benchmark is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2014.

Baird Aggregate Bond Fund
December 31, 2013

Portfolio Characteristics

Quality Distribution(1)
	Net Assets	$1,806,925,169

	SEC 30-Day
	Yield(2)
	Institutional Class	3.12%
	Investor Class	2.87%

	Average
	Effective
	Duration	5.55 years

	Average
	Effective
	Maturity	7.18 years

	Annualized
	Expense
Sector Weightings(1)	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%(3)

	Portfolio
	Turnover
	Rate	28.4%

	Number of
	Holdings	468

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2013.
(3)	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund
December 31, 2013

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Aggregate Bond Fund
December 31, 2013

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2013	Year	Years	Years	Inception(1)
Institutional Class Shares	-1.25%	6.66%	4.92%	5.95%
Investor Class Shares	-1.54%	6.39%	4.67%	5.70%
Barclays U.S. Aggregate Bond Index(2)	-2.02%	4.44%	4.55%	5.46%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2013.
(2)
The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities,  with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2013

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.rwbaird.com/baird-funds/prospectus-applications/prospectus-applications.aspx and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.250%, 04/30/2019@	$148,924,400	$144,282,129	8.0%
5.250%, 11/15/2028@	53,151,500	63,989,410	3.5%
4.375%, 02/15/2038@	32,287,400	35,142,833	2.0%
3.500%, 02/15/2039@	49,855,900	46,950,248	2.6%
Total U.S. Treasury Securities
(Cost $302,564,250)		290,364,620	16.1%
Taxable Municipal Bond
Other Taxable Municipal Bonds#		65,805,607	3.7%
Total Taxable Municipal Bonds
(Cost $64,070,048)		65,805,607	3.7%
Other Government Related Securities
Other Government Related Securities#		22,130,540	1.2%
Total Other Government Related Securities
(Cost $21,780,087)		22,130,540	1.2%
Corporate Bonds
Industrials
LeasePlan Corporation N.V.
2.500%, 05/16/2018 (Acquired 08/02/2013
through 09/24/2013, Cost $7,976,500)* f	8,158,000	7,931,208	0.4%
Plains Exploration & Production Company
7.625%, 04/01/2020	7,627,000	8,417,325	0.5%
Time Warner, Inc.
7.700%, 05/01/2032	5,918,000	7,598,540	0.4%
Verizon Communications, Inc.
6.400%, 09/15/2033	7,140,000	8,211,864	0.5%
Other Industrials#~		252,774,029	14.0%
Total Industrials
(Cost $279,841,473)		284,932,966	15.8%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Utility
Petrofac Limited
3.400%, 10/10/2018
(Acquired 10/03/2013, Cost $8,514,123)* f	$8,546,000	$8,607,147	0.5%
Other Utility#~		83,477,054	4.6%
Total Utility
(Cost $89,292,441)		92,084,201	5.1%
Finance
ABN AMRO Bank N.V.
2.500%, 10/30/2018
(Acquired 10/23/2013, Cost $8,020,227)* f	8,033,000	8,015,649	0.4%
Macquarie Group Limited
3.000%, 12/03/2018
(Acquired 11/25/2013, Cost $8,490,900)* f	8,525,000	8,490,670	0.5%
National Australia Bank Limited
0.743%, 10/08/2015
(Acquired 01/16/2013, Cost $8,907,256)* f	8,900,000	8,897,001	0.5%
Protective Life Corporation
7.375%, 10/15/2019	7,096,000	8,654,189	0.5%
Rabobank Nederland
0.492%, 03/07/2016
(Acquired 05/21/2013, Cost $8,873,483)* f	8,926,000	8,916,101	0.5%
Sovereign Bank
8.750%, 05/30/2018	6,327,000	7,602,169	0.4%
Other Finance#~		314,740,726	17.4%
Total Finance
(Cost $352,879,633)		365,316,505	20.2%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC):
3.500%, 11/01/2025	9,194,814	9,591,885	0.5%
4.500%, 11/01/2039	8,967,412	9,495,646	0.5%
4.500%, 03/01/2041	7,149,654	7,571,038	0.4%
3.500%, 06/01/2042	8,788,659	8,730,184	0.5%
3.500%, 07/01/2042	27,196,100	27,015,150	1.5%
3.000%, 08/01/2042	31,652,338	30,025,422	1.7%
3.000%, 10/01/2042	11,512,228	10,920,043	0.6%
2.500%-6.500%, 07/01/2014-02/01/2043	26,978,274	27,743,421	1.5%
Federal Home Loan Mortgage Corporation (FHLMC)
4.500%, 09/01/2040	9,625,090	10,198,113	0.6%
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA):
3.000%, 04/01/2027	$13,396,449	$13,686,108	0.8%
2.500%, 12/01/2027	14,130,895	14,033,454	0.8%
5.000%, 10/01/2035	8,550,597	9,280,415	0.5%
3.500%, 02/01/2041	19,291,039	19,185,334	1.1%
4.000%, 02/01/2041	23,728,324	24,439,851	1.4%
4.000%, 09/01/2041	7,435,599	7,659,606	0.4%
4.000%, 12/01/2041	23,718,687	24,434,829	1.4%
3.000%, 05/01/2042	9,232,172	8,775,330	0.5%
3.500%-8.000%, 07/25/2019-12/01/2040	49,601,220	53,265,910	2.9%
Government National Mortgage Association (GNMA):
4.500%, 01/20/2041	20,472,515	21,977,958	1.2%
4.000%, 06/20/2042	18,144,036	18,898,537	1.0%
3.500%, 09/20/2042	11,570,892	11,691,082	0.6%
5.000%-6.000%, 11/20/2033-07/20/2040	6,941,238	7,606,835	0.4%
Other U.S. Government Agency Issues#		340,617	0.0%
Total U.S. Government Agency Issues
(Cost $380,960,433)		376,566,768	20.8%
Non-U.S. Government Agency Issues
Washington Mutual Mortgage Pass Through Certificates:
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	14,487,753	15,161,376	0.8%
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	8,023,630	8,641,650	0.5%
5.000%-6.000%, 06/25/2019-12/25/2019	2,644,771	2,744,753	0.2%
Other Non-U.S. Government Agency Issues#		43,899,273	2.4%
Total Non-U.S. Government Agency Issues
(Cost $71,716,105)		70,447,052	3.9%
Asset Backed Securities
Countrywide Asset-Backed Certificates
4.583%-5.693%, 01/25/2033-09/25/2046	28,120,341	26,863,661	1.5%
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV3, 0.335%, 09/25/2036	10,627,954	10,348,343	0.6%
Other Asset Backed Securities#		20,223,925	1.1%
Total Asset Backed Securities
(Cost $58,087,384)		57,435,929	3.2%
Commercial Mortgage-Backed Securities
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042	11,113,286	11,658,137	0.7%
COMM Mortgage Trust:
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	10,618,016	11,166,394	0.6%
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	7,813,462	7,697,690	0.4%
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	12,830,536	12,390,821	0.7%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C5, Class A4, 5.100%, 08/15/2038@	14,413,936	15,131,260	0.8%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
FHLMC Multifamily Structured
Pass Through Certificates
Series K-003, Class A4, 5.053%, 01/25/2019	$12,525,000	$14,066,953	0.8%
GE Capital Commercial Mortgage Corporation
Series 2005-C4, Class A4, 5.310%, 11/10/2045	9,751,208	10,363,486	0.6%
GS Mortgage Securities Corp II
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045	11,246,320	10,467,096	0.6%
J.P. Morgan Chase Commercial Mortgage Trust:
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	10,224,264	10,707,494	0.6%
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	9,452,913	8,843,304	0.5%
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A4, 2.858%, 11/15/2045	14,280,945	13,429,072	0.7%
Wachovia Bank Commercial Mortgage Trust
Series 2005-C22, Class A4, 5.289%, 12/15/2044	8,925,591	9,501,301	0.5%
WF-RBS Commercial Mortgage Trust
Series 2012-C6, Class A4, 3.440%, 04/15/2045	10,889,220	10,849,953	0.6%
Total Commercial Mortgage Backed Securities
(Cost $149,872,584)		146,272,961	8.1%
Total Long-Term Investments
(Cost $1,771,064,438)		1,771,357,149	98.1%
Short-Term Investments
	Shares
Money Market Mutual Fund
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	34,951,599	34,951,599	1.9%
Total Short-Term Investments
(Cost $34,951,599)		34,951,599	1.9%
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.19%«	220,382,583	220,382,583	12.2%
Total Investment Companies
(Cost $220,382,583)		220,382,583	12.2%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $220,382,583)		220,382,583	12.2%
Total Investments
(Cost $2,026,398,620)		2,026,691,331	112.2%
Liabilities in Excess of Other Assets		(219,766,162)	(12.2)%
TOTAL NET ASSETS		$1,806,925,169	100.0%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2013

Notes to Summary Schedule of Investments
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2013.
f	Foreign Security
«	7-Day Yield
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
~	Groupings contain, in aggregate, restricted securities totaling $172,489,146 representing 9.55% of net assets.

Summary of Fair Value Exposure at December 31, 2013

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2013

Summary of Fair Value Exposure at December 31, 2013 (cont.)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$290,364,620	$—	$290,364,620
Taxable Municipal Bonds	—	65,805,607	—	65,805,607
Other Government Related Securities	—	22,130,540	—	22,130,540
Corporate Bonds	—	742,333,672	—	742,333,672
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	376,566,768	—	376,566,768
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	70,447,052	—	70,447,052
Asset Backed Securities	—	57,435,929	—	57,435,929
Commercial Mortgage-Backed Securities	—	146,272,961	—	146,272,961
Total Fixed Income	—	1,771,357,149	—	1,771,357,149
Short-Term Investments
Money Market Mutual Fund	34,951,599	—	—	34,951,599
Total Short-Term Investments	34,951,599	—	—	34,951,599
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies	220,382,583	—	—	220,382,583
Total Investments Purchased with
Cash Proceeds from Securities Lending	220,382,583	—	—	220,382,583
Total Investments	$255,334,182	$1,771,357,149	$—	$2,026,691,331

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2012	$1,607
Accrued discounts/premiums	—
Realized gain (loss)	(4,395)
Change in unrealized appreciation (depreciation)	2,897
Purchases	—
Sales	(109)
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2013	$—

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2013

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Universal Bond Index. The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and commercial mortgage-backed securities (CMBS) with maturities of at least one year.

Although the Fund generated a negative absolute return for the year resulting from the rise in market yields, the Fund entered the year with a significant yield advantage over its benchmark and converted that advantage into strong relative returns versus its benchmark index in 2013. Our long-term commitment to duration neutrality was very important as well. The themes that drove performance in 2012 continued to positively impact the portfolio relative to its benchmark in 2013. The primary factors contributing to the Fund’s Institutional Class Shares outperformance over its benchmark in 2013 are described below.

•
The Fund’s continued overweight position to the corporate credit sector relative to the Fund’s benchmark positively impacted the Fund’s performance. Corporate bonds generally experienced favorable price returns relative to U.S. Treasuries of comparable maturity due to a significant narrowing of corporate bond spreads (the additional yield that investors demand above U.S. Treasury bonds for owning corporate debt) during the year. The narrowing was driven by generally solid corporate credit fundamentals and very strong investor demand.

•
An overweight to the financial sub-sector in particular was an important contributor to the Fund’s Institutional Class Shares relative outperformance as financials significantly outperformed other investment grade corporate bonds. The financial sub-sector’s performance was driven by both strong and improving credit fundamentals and strong investor demand.

•
The Fund’s underweight to U.S. Treasuries and Agencies was a positive contributor to relative performance as nongovernment “spread sectors” such as corporate, mortgage-backed, and asset-backed securities, outperformed equal-duration U.S. Government securities for the year.

•
An overweight position to commercial mortgage-backed securities (CMBS) through primarily seasoned, super-senior CMBS was a positive contributor for the year, while the Fund’s modest exposure to non-U.S. Agency CMOs and underweight to U.S. Agency mortgage-backed securities were also positive contributors.

•	The Fund also benefited from relatively high coupon payments, an important consideration in the current low interest rate environment when income is reinvested as rates rise.

We are pleased with the Fund’s relative performance to its benchmark in 2013 and are confident in the individual issues and the overall structure of the Fund. The Fund’s current significant yield advantage over the benchmark is meaningful and we are optimistic regarding the Fund’s relative performance as we head into 2014.

Baird Core Plus Bond Fund
December 31, 2013

Portfolio Characteristics

Quality Distribution(1)
	Net Assets	$2,833,814,303

	SEC 30-Day
	Yield(2)
	Institutional Class	3.11%
	Investor Class	2.86%

	Average
	Effective
	Duration	5.39 years

	Average
	Effective
	Maturity	6.95 years

	Annualized
	Expense
Sector Weightings(1)	Ratio
	Institutional Class	0.30%
	Investor Class	0.55%(3)

	Portfolio
	Turnover
	Rate	35.5%

	Number of
	Holdings	681

(1)	Percentages shown are based on the Fund’s total investments (less investments purchased with cash proceeds from securities lending).
(2)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2013.
(3)	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund
December 31, 2013

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Core Plus Bond Fund
December 31, 2013

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2013	Year	Years	Years	Inception(1)
Institutional Class Shares	-1.32%	7.80%	5.79%	6.53%
Investor Class Shares	-1.61%	7.53%	5.53%	6.27%
Barclays U.S. Universal Bond Index(2)	-1.35%	5.41%	4.85%	5.73%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2013.
(2)
The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graph on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as junk bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2013

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically in the Fund’s Form N-CSR at http://www.rwbaird.com/baird-funds/prospectus-applications/prospectus-applications.aspx and on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-CSR and N-Q on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.250%, 04/30/2019@	$53,450,000	$51,783,857	1.8%
5.250%, 11/15/2028@	58,975,000	71,000,356	2.5%
4.375%, 02/15/2038@	43,000,000	46,802,834	1.7%
3.500%, 02/15/2039@	77,275,000	72,771,336	2.6%
Total U.S. Treasury Securities
(Cost $260,464,883)		242,358,383	8.6%
Taxable Municipal Bonds
Other Taxable Municipal Bonds#		67,072,508	2.4%
Total Taxable Municipal Bonds
(Cost $66,687,189)		67,072,508	2.4%
Other Government Related Securities
Other Government Related Securities#~		54,436,938	1.9%
Total Other Government Related Securities
(Cost $54,365,319)		54,436,938	1.9%
Corporate Bonds
Industrials
Cliffs Natural Resources Inc.
3.950%, 01/15/2018@	11,579,000	11,692,416	0.4%
Fidelity National Information Services, Inc.
7.875%, 07/15/2020	11,884,000	12,964,957	0.5%
Murphy Oil Corporation
4.000%, 06/01/2022	12,600,000	11,987,741	0.4%
Rio Tinto Finance (USA) Limited
9.000%, 05/01/2019 f	11,000,000	14,361,842	0.5%
Walgreen Co.
5.250%, 01/15/2019	10,000,000	11,179,460	0.4%
Other Industrials#~		521,294,083	18.4%
Total Industrials
(Cost $588,539,857)		583,480,499	20.6%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Utility
DCP Midstream, LLC
9.750%, 03/15/2019 (Acquired 02/29/2012
through 12/12/2012, Cost $11,396,572)*	$9,155,000	$11,390,990	0.4%
Other Utility#~		177,099,895	6.3%
Total Utility
(Cost $189,606,175)		188,490,885	6.7%
Finance
Associates Corporation of North America
6.950%, 11/01/2018	12,038,000	14,322,921	0.5%
Barclays Bank PLC
6.750%, 05/22/2019 f	9,850,000	11,871,919	0.4%
Dresdner Bank AG
7.250%, 09/15/2015 f	10,425,000	11,255,643	0.4%
John Hancock Life Insurance Company
7.375%, 02/15/2024 (Acquired 08/26/2010
through 04/11/2013, Cost $12,119,934)*	9,765,000	11,557,649	0.4%
Regions Bank
7.500%, 05/15/2018	14,034,000	16,606,236	0.6%
Simon Property Group, L.P.
1.500%, 02/01/2018
(Acquired 12/10/2012, Cost $11,962,200)*	12,000,000	11,657,484	0.4%
Societe Generale
5.200%, 04/15/2021 (Acquired 09/20/2011
through 02/13/2013, Cost $9,985,417)* f	10,100,000	11,102,486	0.4%
Other Finance#~		549,116,148	19.4%
Total Finance
(Cost $620,202,788)		637,490,486	22.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC):
3.000%, 05/01/2027	13,613,016	13,877,134	0.5%
3.500%, 06/01/2042	13,781,185	13,689,491	0.5%
3.500%, 07/01/2042	46,266,322	45,958,488	1.6%
3.000%, 08/01/2042	37,952,612	36,001,865	1.3%
3.000%, 02/01/2043	11,966,500	11,350,948	0.4%
4.500%-6.500%, 12/01/2020-08/01/2040	28,867,611	30,626,388	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA):
5.000%, 06/01/2026	$13,291,148	$14,312,438	0.5%
3.000%, 04/01/2027	25,487,039	26,038,121	0.9%
2.500%, 12/01/2027	25,810,513	25,632,534	0.9%
4.500%, 07/01/2030	14,295,870	15,234,331	0.5%
4.000%, 11/01/2031	13,008,962	13,541,516	0.5%
5.000%, 07/01/2035	12,603,592	13,689,628	0.5%
4.500%, 08/01/2040	15,572,350	16,496,573	0.6%
4.000%, 12/01/2041	39,426,760	40,617,178	1.4%
3.500%, 06/01/2042	14,276,523	14,196,584	0.5%
3.000%-7.500%, 12/25/2019-05/01/2042	90,969,590	94,634,484	3.3%
Government National Mortgage Association (GNMA):
4.500%, 01/20/2041	20,220,299	21,707,195	0.8%
4.000%, 06/20/2042	40,726,986	42,420,576	1.5%
3.500%, 09/20/2042	21,181,411	21,401,430	0.7%
4.500%-6.500%, 12/20/2028-07/20/2040	7,595,050	8,200,560	0.3%
Other U.S. Government Agency Issues#		229,028	0.0%
Total U.S. Government Agency Issues
(Cost $530,442,464)		519,856,490	18.3%
Non-U.S. Government Agency Issues
Sequoia Mortgage Trust
Series 2013-6, Class A2, 3.000%, 05/25/2043	19,472,698	17,905,614	0.6%
Washington Mutual Mortgage
Pass Through Certificates
Series 2004-CB3, Class 1A, 6.000%, 10/25/2034	11,895,311	12,948,926	0.5%
Other Non-U.S. Government Agency Issues#		108,748,683	3.8%
Total Non-U.S. Government Agency Issues
(Cost $140,910,656)		139,603,223	4.9%
Asset Backed Securities
ACE Securities Corp Home Equity Loan Trust Series
Series 2006-OP1, Class A2C, 0.315%, 04/25/2036	22,108,930	20,568,513	0.7%
Morgan Stanley Home Equity Loan Trust
Series 2006-2, Class A3, 0.335%, 02/25/2036	11,734,747	11,491,967	0.4%
Soundview Home Equity Loan Trust
Series 2005-OPT4, Class 2A3, 0.425%, 12/25/2035	16,089,682	15,494,203	0.6%
Other Asset Backed Securities#~		108,057,632	3.8%
Total Asset Backed Securities
(Cost $155,815,220)		155,612,315	5.5%
Commercial Mortgage-Backed Securities
CD Commercial Mortgage Trust
Series 2005-CD1, Class A4, 5.218%, 07/15/2044	17,426,219	18,476,410	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2013

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
COMM Mortgage Trust:
Series 2005-C6, Class A5A, 5.116%, 06/10/2044	$5,987,000	$6,296,205	0.2%
Series 2012-CR1, Class A3, 3.391%, 05/15/2045	25,842,000	25,459,099	0.9%
Series 2012-CR2, Class A4, 3.147%, 08/15/2045	25,180,000	24,317,056	0.9%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C5, Class A4, 5.100%, 08/15/2038	10,650,000	11,180,008	0.4%
GE Capital Commercial Mortgage Corporation
Series 2005-C4, Class A4, 5.310%, 11/10/2045	12,795,000	13,598,398	0.5%
J.P. Morgan Chase Commercial Mortgage Trust:
Series 2005-CB12, Class A4, 4.895%, 09/12/2037	17,525,000	18,353,284	0.6%
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	12,075,000	11,296,295	0.4%
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A4, 2.858%, 11/15/2045	25,410,000	23,894,268	0.8%
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class A4, 5.207%, 11/14/2042	19,785,000	20,808,953	0.7%
WF-RBS Commercial Mortgage Trust
Series 2012-C6, Class A4, 3.440%, 04/15/2045	14,000,000	13,949,516	0.5%
Other Commercial Mortgage Backed Securities#		16,884,562	0.6%
Total Commercial Mortgage Backed Securities
(Cost $213,615,656)		204,514,054	7.2%
Total Long-Term Investments
(Cost $2,820,650,207)		2,792,915,781	98.6%
Short-Term Investments
	Shares
Money Market Mutual Fund
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	31,161,267	31,161,267	1.1%
Total Short-Term Investments
(Cost $31,161,267)		31,161,267	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2013

Investments Purchased with Cash
Proceeds from Securities Lending

			% of
	Shares	Value	Net Assets
Investment Companies
Mount Vernon Securities Lending
Trust Prime Portfolio, 0.19%«	242,165,078	$242,165,078	8.5%
Total Investment Companies
(Cost $242,165,078)		242,165,078	8.5%
Total Investments Purchased With
Cash Proceeds From Securities Lending
(Cost $242,165,078)		242,165,078	8.5%
Total Investments
(Cost $3,093,976,552)		3,066,242,126	108.2%
Liabilities in Excess of Other Assets		(232,427,823)	(8.2)%
TOTAL NET ASSETS		$2,833,814,303	100.0%
Notes to Summary Schedule of Investments
#	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2013.
f	Foreign Security
«	7-Day Yield
~	Groupings contain, in aggregate, restricted securities totaling $336,708,488 representing 11.88% of net assets.

Summary of Fair Value Exposure at December 31, 2013

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2013

Summary of Fair Value Exposure at December 31, 2013 (cont.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Securities	$—	$242,358,383	$—	$242,358,383
Taxable Municipal Bonds	—	67,072,508	—	67,072,508
Other Government Related Securities	—	54,436,938	—	54,436,938
Corporate Bonds	—	1,409,461,870	—	1,409,461,870
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	519,856,490	—	519,856,490
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	139,603,223	—	139,603,223
Asset Backed Securities	—	155,612,315	—	155,612,315
Commercial Mortgage-Backed Securities	—	204,514,054	—	204,514,054
Total Fixed Income	—	2,792,915,781	—	2,792,915,781
Short-Term Investments
Money Market Mutual Fund	31,161,267	—	—	31,161,267
Total Short-Term Investments	31,161,267	—	—	31,161,267
Investments Purchased with Cash
Proceeds from Securities Lending
Investment Companies	242,165,078	—	—	242,165,078
Total Investments Purchased with
Cash Proceeds from Securities Lending	242,165,078	—	—	242,165,078
Total Investments	$273,326,345	$2,792,915,781	$—	$3,066,242,126

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2012	$4,675
Accrued discounts/premiums	—
Realized gain (loss)	(95,058)
Change in unrealized appreciation (depreciation)	90,699
Purchases	—
Sales	(316)
Transfers in and/or out of Level 3*	—
Balance as of December 31, 2013	$—

*  Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2013

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees;  and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/13 – 12/31/13).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2013

Actual vs. Hypothetical Returns

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/13	12/31/13	Period(1)	12/31/13	Period(1)
Baird Short-Term
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,011.60	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,010.40	$2.79	$1,022.43	$2.80

Baird Intermediate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,011.50	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,009.80	$2.79	$1,022.43	$2.80

Baird Intermediate
Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,010.00	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,009.30	$2.79	$1,022.43	$2.80

Baird Aggregate
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,008.40	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,006.80	$2.78	$1,022.43	$2.80

Baird Core Plus
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,013.10	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,011.30	$2.79	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Statement of Assets and Liabilities
December 31, 2013

			Baird
	Baird	Baird	Intermediate
	Short-Term	Intermediate	Municipal
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $2,211,925,110,
$1,368,681,997 and $945,490,889, respectively)*	$2,216,685,982	$1,380,789,627	$970,998,026
Interest receivable	17,690,438	10,314,905	12,078,489
Receivable for investments sold or paid down	131,872	31	20,406,237
Receivable for Fund shares sold	6,003,482	9,446,772	5,135,121
Uninvested cash	11,235	11,883	—
Total assets	2,240,523,009	1,400,563,218	1,008,617,873
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	204,135,634	227,607,522	—
Payable for securities purchased	22,057,199	12,043,175	63,354
Payable for Fund shares repurchased	4,862,268	247,349	1,196,672
Payable to Advisor and Distributor	503,319	300,663	363,240
Other liabilities	—	4,658,584	9
Total liabilities	231,558,420	244,857,293	1,623,275
NET ASSETS	$2,008,964,589	$1,155,705,925	$1,006,994,598
NET ASSETS CONSIST OF:
Capital stock	$2,003,788,872	$1,143,585,771	$981,858,097
Undistributed net investment income	87,597	34,180	—
Accumulated net realized
gain (loss) on investments sold	327,248	(21,656)	(370,636)
Net unrealized appreciation
on investments	4,760,872	12,107,630	25,507,137
NET ASSETS	$2,008,964,589	$1,155,705,925	$1,006,994,598
INSTITUTIONAL CLASS SHARES
Net Assets	$1,984,950,359	$1,113,650,428	$801,357,236
Shares outstanding ($0.01 par value,
unlimited shares authorized)	204,832,563	101,253,258	69,393,191
Net asset value, offering and
redemption price per share	$9.69	$11.00	$11.55
INVESTOR CLASS SHARES
Net Assets	$24,014,230	$42,055,497	$205,637,362
Shares outstanding ($0.01 par value,
unlimited shares authorized)	2,478,333	3,678,501	17,430,650
Net asset value, offering and
redemption price per share	$9.69	$11.43	$11.80

*Includes securities out on loan to brokers with a market value of $199,826,892, $222,498,391 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
December 31, 2013

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $2,026,398,620
and $3,093,976,552, respectively)*	$2,026,691,331	$3,066,242,126
Interest receivable	14,292,239	25,090,427
Receivable for investments sold or paid down	303,592	232
Receivable for Fund shares sold	6,388,387	8,064,153
Uninvested cash	11,506	5,252,371
Total assets	2,047,687,055	3,104,649,309
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	220,394,089	242,177,722
Payable for securities purchased	16,195,157	21,706,851
Payable for Fund shares repurchased	1,843,893	5,772,096
Payable to Advisor and Distributor	509,267	1,178,337
Other liabilities	1,819,480	—
Total liabilities	240,761,886	270,835,006
NET ASSETS	$1,806,925,169	$2,833,814,303
NET ASSETS CONSIST OF:
Capital stock	$1,817,070,931	$2,874,721,206
Undistributed net investment income	63,323	269,644
Accumulated net realized
loss on investments sold	(10,501,796)	(13,442,121)
Net unrealized appreciation (depreciation)
on investments	292,711	(27,734,426)
NET ASSETS	$1,806,925,169	$2,833,814,303
INSTITUTIONAL CLASS SHARES
Net Assets	$1,665,048,627	$1,789,713,609
Shares outstanding ($0.01 par value,
unlimited shares authorized)	159,952,275	166,166,636
Net asset value, offering and
redemption price per share	$10.41	$10.77
INVESTOR CLASS SHARES
Net Assets	$141,876,542	$1,044,100,694
Shares outstanding ($0.01 par value,
unlimited shares authorized)	13,229,616	93,561,566
Net asset value, offering and
redemption price per share	$10.72	$11.16

*Includes securities out on loan to brokers with a market value of $215,120,316 and $236,213,040, respectively.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Year Ended December 31, 2013

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income,
net of paydowns	$32,599,508	$27,141,726	$33,299,063	$56,561,041	$87,845,639
Income from securities
lending (Note 6)	161,267	215,960	—	190,280	341,596
Other income	—	—	272	—	—
Total investment income	32,760,775	27,357,686	33,299,335	56,751,321	88,187,235

EXPENSES:
Investment advisory fees	4,077,563	2,486,930	2,819,080	4,289,357	7,036,173
Administration fees	815,513	497,386	563,816	857,871	1,407,235
Distribution expense –
Investor Class
Shares (Note 8)	13,571	88,386	588,292	271,268	2,744,717
Interest Expense (Note 7)	2	—	855	—	—
Total expenses	4,906,649	3,072,702	3,972,043	5,418,496	11,188,125

NET INVESTMENT
INCOME	27,854,126	24,284,984	29,327,292	51,332,825	76,999,110

REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss)
on investments	4,483,161	280,244	393,206	378,075	(5,595,901)
Change in unrealized
appreciation/depreciation
on investments	(9,991,149)	(25,956,146)	(45,857,361)	(72,138,203)	(116,074,581)
Net realized and
unrealized loss
on investments	(5,507,988)	(25,675,902)	(45,464,155)	(71,760,128)	(121,670,482)
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS	$22,346,138	$(1,390,918)	$(16,136,863)	$(20,427,303)	$(44,671,372)
The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Short-Term Bond Fund

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income	$27,854,126	$25,548,054
Net realized gain on investments	4,483,161	2,915,046
Change in unrealized appreciation/depreciation
on investments and support agreement	(9,991,149)	18,243,680
Net increase in net assets resulting from operations	22,346,138	46,706,780

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,321,429,969	638,547,205
Shares issued to holders in reinvestment of distributions	28,803,751	25,364,865
Cost of shares redeemed	(628,082,008)	(402,443,066)
Net increase in net assets resulting
from capital share transactions	722,151,712	261,469,004

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(28,830,295)	(26,295,016)
From net realized gains	(3,715,930)	(1,945,462)
Total Distributions	(32,546,225)	(28,240,478)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(101,725)	(4,660)
From net realized gains	(43,827)	(2,217)
Total Distributions	(145,552)	(6,877)

TOTAL INCREASE IN NET ASSETS	711,806,073	279,928,429

NET ASSETS:
Beginning of year	1,297,158,516	1,017,230,087
End of year (including undistributed net investment
income of $87,597 and $48,525, respectively)	$2,008,964,589	$1,297,158,516

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Intermediate Bond Fund

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income	$24,284,984	$23,158,338
Net realized gain on investments	280,244	11,899,430
Change in unrealized appreciation/depreciation
on investments and support agreement	(25,956,146)	14,062,432
Net increase (decrease) in net assets
resulting from operations	(1,390,918)	49,120,200

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	446,423,832	272,848,000
Shares issued to holders in reinvestment of distributions	22,280,498	27,351,259
Cost of shares redeemed	(179,390,475)	(139,799,278)
Net increase in net assets resulting
from capital share transactions	289,313,855	160,399,981

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(23,931,138)	(22,946,240)
From net realized gains	(1,670,359)	(9,536,285)
Total Distributions	(25,601,497)	(32,482,525)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(763,548)	(496,752)
From net realized gains	(60,340)	(277,674)
Total Distributions	(823,888)	(774,426)

TOTAL INCREASE IN NET ASSETS	261,497,552	176,263,230

NET ASSETS:
Beginning of year	894,208,373	717,945,143
End of year (including undistributed net investment
income of $34,180 and $143,175, respectively)	$1,155,705,925	$894,208,373

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income	$29,327,292	$28,802,477
Net realized gain (loss) on investments	393,206	(576,946)
Change in unrealized
appreciation/depreciation on investments	(45,857,361)	7,863,442
Net increase (decrease) in net assets
resulting from operations	(16,136,863)	36,088,973

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	375,180,193	466,665,428
Shares issued to holders in reinvestment of distributions	24,773,117	24,192,460
Cost of shares redeemed	(569,130,806)	(370,530,966)
Net increase (decrease) in net assets
resulting from capital share transactions	(169,177,496)	120,326,922

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(23,787,845)	(23,091,313)
Total Distributions	(23,787,845)	(23,091,313)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(5,549,463)	(5,746,219)
Total Distributions	(5,549,463)	(5,746,219)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(214,651,667)	127,578,363

NET ASSETS:
Beginning of year	1,221,646,265	1,094,067,902
End of year	$1,006,994,598	$1,221,646,265

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Aggregate Bond Fund

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income	$51,332,825	$51,876,256
Net realized gain on investments	378,075	35,762,825
Change in unrealized appreciation/depreciation
on investments and support agreement	(72,138,203)	23,619,570
Net increase (decrease) in net assets
resulting from operations	(20,427,303)	111,258,651

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,010,876,966	640,965,634
Shares issued to holders in reinvestment of distributions	44,941,674	67,166,621
Cost of shares redeemed	(717,490,386)	(700,577,380)
Net increase in net assets resulting
from capital share transactions	338,328,254	7,554,875

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(52,544,503)	(56,119,715)
From net realized gains	—	(22,329,198)
Total Distributions	(52,544,503)	(78,448,913)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(3,280,448)	(1,226,159)
From net realized gains	—	(682,825)
Total Distributions	(3,280,448)	(1,908,984)

TOTAL INCREASE IN NET ASSETS	262,076,000	38,455,629

NET ASSETS:
Beginning of year	1,544,849,169	1,506,393,540
End of year (including undistributed net investment
income of $63,323 and $96,715, respectively)	$1,806,925,169	$1,544,849,169

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Core Plus Bond Fund

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income	$76,999,110	$55,364,378
Net realized gain (loss) on investments	(5,595,901)	12,662,520
Change in unrealized appreciation/depreciation
on investments and support agreement	(116,074,581)	64,502,693
Net increase (decrease) in net assets
resulting from operations	(44,671,372)	132,529,591

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,377,196,811	1,745,509,776
Shares issued to holders in reinvestment of distributions	81,644,399	61,568,260
Cost of shares redeemed	(1,103,175,773)	(365,015,424)
Net increase in net assets resulting
from capital share transactions	355,665,437	1,442,062,612

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(54,209,559)	(39,973,418)
From net realized gains	(1,221,572)	(2,922,050)
Total Distributions	(55,431,131)	(42,895,468)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(30,443,741)	(21,217,769)
From net realized gains	(694,353)	(1,858,946)
Total Distributions	(31,138,094)	(23,076,715)

TOTAL INCREASE IN NET ASSETS	224,424,840	1,508,620,020

NET ASSETS:
Beginning of year	2,609,389,463	1,100,769,443
End of year (including undistributed net investment
income of $269,644 and $212,042, respectively)	$2,833,814,303	$2,609,389,463

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$9.75	$9.59	$9.68	$9.57	$9.25
Income from
investment operations:
Net investment income	0.17 (1)	0.22	0.23	0.29	0.41
Net realized and unrealized
gains (losses) on investments	(0.04)	0.17	(0.03)	0.13	0.32
Total from investment operations	0.13	0.39	0.20	0.42	0.73
Less distributions:
Distributions from
net investment income	(0.17)	(0.22)	(0.23)	(0.29)	(0.41)
Distributions from
net realized gains	(0.02)	(0.01)	(0.06)	(0.02)	—
Total distributions	(0.19)	(0.23)	(0.29)	(0.31)	(0.41)
Net asset value, end of year	$9.69	$9.75	$9.59	$9.68	$9.57

Total return	1.33%	4.16%	2.08%	4.39%	8.14%

Supplemental data and ratios:
Net assets, end of year (millions)	$1,985.0	$1,295.7	$1,017.2	$919.0	$606.2
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	1.71%	2.23%	2.40%	2.92%	4.28%
Portfolio turnover rate(2)	45.1%	40.1%	61.1%	58.7%	55.5%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Investor Class

		September 19, 2012^
	Year Ended	through
	December 31,	December 31,
	2013	2012
Per Share Data:
Net asset value, beginning of period	$9.75	$9.77
Income from investment operations:
Net investment income	0.15 (1)	0.06
Net realized and unrealized
gains (losses) on investments	(0.04)	0.00	(2)
Total from investment operations	0.11	0.06
Less distributions:
Distributions from net investment income	(0.15)	(0.07)
Distributions from net realized gains	(0.02)	(0.01)
Total distributions	(0.17)	(0.08)
Net asset value, end of period	$9.69	$9.75

Total return	1.11%	0.68	%(3)

Supplemental data and ratios:
Net assets, end of period (millions)	$2.5	$1.5
Ratio of expenses to average net assets	0.55%	0.55	%(4)
Ratio of net investment income to average net assets	1.46%	1.98	%(4)
Portfolio turnover rate(5)	45.1%	40.1	%(3)

^	Commencement of Operations
(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$11.31	$11.06	$10.87	$10.61	$10.00
Income from
investment operations:
Net investment income	0.27	0.33 (1)	0.39	0.44 (1)	0.51 (1)
Net realized and unrealized
gains (losses) on investments	(0.29)	0.38	0.27	0.35	0.63
Total from investment operations	(0.02)	0.71	0.66	0.79	1.14
Less distributions:
Distributions from
net investment income	(0.27)	(0.33)	(0.39)	(0.44)	(0.51)
Distributions from
net realized gains	(0.02)	(0.13)	(0.08)	(0.09)	(0.02)
Total distributions	(0.29)	(0.46)	(0.47)	(0.53)	(0.53)
Net asset value, end of year	$11.00	$11.31	$11.06	$10.87	$10.61

Total return	(0.17)%	6.52%	6.14%	7.54%	11.76%

Supplemental data and ratios:
Net assets, end of year (millions)	$1,113.7	$867.5	$703.2	$591.2	$527.8
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.45%	2.95%	3.49%	4.05%	4.92%
Portfolio turnover rate(2)	45.1%	45.1%	24.1%	38.7%	38.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$11.74	$11.47	$11.26	$10.97	$10.32
Income from
investment operations:
Net investment income	0.25	0.32 (1)	0.37	0.43 (1)	0.50 (1)
Net realized and unrealized
gains (losses) on investments	(0.29)	0.39	0.28	0.36	0.65
Total from investment operations	(0.04)	0.71	0.65	0.79	1.15
Less distributions:
Distributions from
net investment income	(0.25)	(0.31)	(0.36)	(0.41)	(0.48)
Distributions from
net realized gains	(0.02)	(0.13)	(0.08)	(0.09)	(0.02)
Total distributions	(0.27)	(0.44)	(0.44)	(0.50)	(0.50)
Net asset value, end of year	$11.43	$11.74	$11.47	$11.26	$10.97

Total return	(0.41)%	6.20%	5.84%	7.30%	11.51%

Supplemental data and ratios:
Net assets, end of year (millions)	$42.1	$26.7	$14.7	$12.7	$6.7
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.20%	2.70%	3.24%	3.80%	4.67%
Portfolio turnover rate(2)	45.1%	45.1%	24.1%	38.7%	38.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$12.01	$11.94	$11.31	$11.35	$10.98
Income from
investment operations:
Net investment income	0.32 (1)	0.30	0.32	0.32	0.32 (1)
Net realized and unrealized
gains (losses) on investments	(0.46)	0.07	0.64	(0.04)	0.36
Total from investment operations	(0.14)	0.37	0.96	0.28	0.68
Less distributions:
Distributions from
net investment income	(0.32)	(0.30)	(0.32)	(0.32)	(0.31)
Distributions from
net realized gains	—	—	(0.01)	—	—
Total distributions	(0.32)	(0.30)	(0.33)	(0.32)	(0.31)
Net asset value, end of year	$11.55	$12.01	$11.94	$11.31	$11.35

Total return	(1.19)%	3.12%	8.55%	2.42%	6.22%

Supplemental data and ratios:
Net assets, end of year (millions)	$801.4	$963.1	$836.1	$739.0	$533.3
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.65%	2.48%	2.74%	2.74%	2.83%
Portfolio turnover rate(2)	9.0%	5.1%	8.0%	8.7%	0.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$12.26	$12.18	$11.53	$11.57	$11.19
Income from
investment operations:
Net investment income	0.29 (1)	0.27	0.29	0.29	0.29 (1)
Net realized and unrealized
gains (losses) on investments	(0.46)	0.08	0.66	(0.04)	0.37
Total from investment operations	(0.17)	0.35	0.95	0.25	0.66
Less distributions:
Distributions from
net investment income	(0.29)	(0.27)	(0.29)	(0.29)	(0.28)
Distributions from
net realized gains	—	—	(0.01)	—	—
Total distributions	(0.29)	(0.27)	(0.30)	(0.29)	(0.28)
Net asset value, end of year	$11.80	$12.26	$12.18	$11.53	$11.57

Total return	(1.42)%	2.88%	8.30%	2.11%	5.95%

Supplemental data and ratios:
Net assets, end of year (millions)	$205.6	$258.5	$257.9	$202.8	$196.7
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.40%	2.23%	2.49%	2.49%	2.58%
Portfolio turnover rate(2)	9.0%	5.1%	8.0%	8.7%	0.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$10.89	$10.65	$10.52	$10.23	$9.74
Income from
investment operations:
Net investment income	0.32 (1)	0.38 (1)	0.44 (1)	0.47 (2)	0.54
Net realized and unrealized
gains (losses) on investments	(0.45)	0.45	0.36	0.37	0.49
Total from investment operations	(0.13)	0.83	0.80	0.84	1.03
Less distributions:
Distributions from
net investment income	(0.35)	(0.43)	(0.46)	(0.49)	(0.54)
Distributions from
net realized gains	—	(0.16)	(0.21)	(0.06)	(0.00	)(3)
Total distributions	(0.35)	(0.59)	(0.67)	(0.55)	(0.54)
Net asset value, end of year	$10.41	$10.89	$10.65	$10.52	$10.23

Total return	(1.25)%	7.92%	7.85%	8.34%	10.88%

Supplemental data and ratios:
Net assets, end of year (millions)	$1,665.0	$1,495.4	$1,480.3	$1,658.4	$1,362.2
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	3.01%	3.51%	4.10%	4.44%	5.37%
Portfolio turnover rate(4)	28.4%	64.4%	45.9%	41.4%	37.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Amount is less than ($0.005).
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$11.21	$10.94	$10.80	$10.48	$9.97
Income from
investment operations:
Net investment income	0.29 (1)	0.37 (1)	0.42 (1)	0.46 (2)	0.52
Net realized and unrealized
gains (losses) on investments	(0.46)	0.46	0.37	0.38	0.50
Total from investment operations	(0.17)	0.83	0.79	0.84	1.02
Less distributions:
Distributions from
net investment income	(0.32)	(0.40)	(0.44)	(0.46)	(0.51)
Distributions from
net realized gains	—	(0.16)	(0.21)	(0.06)	(0.00	)(3)
Total distributions	(0.32)	(0.56)	(0.65)	(0.52)	(0.51)
Net asset value, end of year	$10.72	$11.21	$10.94	$10.80	$10.48

Total return	(1.54)%	7.72%	7.46%	8.16%	10.55%

Supplemental data and ratios:
Net assets, end of year (millions)	$141.9	$49.4	$26.1	$38.9	$35.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.76%	3.26%	3.85%	4.19%	5.12%
Portfolio turnover rate(4)	28.4%	64.4%	45.9%	41.4%	37.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Amount is less than ($0.005).
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$11.27	$10.82	$10.51	$10.18	$9.46
Income from
investment operations:
Net investment income	0.31 (1)	0.35 (2)	0.45 (2)	0.59 (3)	0.65 (2)
Net realized and unrealized
gains (losses) on investments	(0.46)	0.50	0.36	0.39	0.74
Total from investment operations	(0.15)	0.85	0.81	0.98	1.39
Less distributions:
Distributions from
net investment income	(0.34)	(0.38)	(0.46)	(0.60)	(0.65)
Distributions from
net realized gains	(0.01)	(0.02)	(0.04)	(0.05)	(0.02)
Total distributions	(0.35)	(0.40)	(0.50)	(0.65)	(0.67)
Net asset value, end of year	$10.77	$11.27	$10.82	$10.51	$10.18

Total return	(1.32)%	7.95%	7.89%	9.81%	15.36%

Supplemental data and ratios:
Net assets, end of year (millions)	$1,789.7	$1,573.4	$768.9	$452.4	$215.2
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.83%	3.12%	4.22%	5.56%	6.67%
Portfolio turnover rate(4)	35.5%	36.7%	34.6%	61.5%	33.2%
(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for performance book to tax differences.
(2)	Calculated using average shares outstanding during the year.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$11.67	$11.18	$10.85	$10.49	$9.72
Income from
investment operations:
Net investment income	0.29 (1)	0.33 (2)	0.44 (2)	0.57 (3)	0.64 (2)
Net realized and unrealized
gains (losses) on investments	(0.48)	0.53	0.37	0.41	0.78
Total from investment operations	(0.19)	0.86	0.81	0.98	1.42
Less distributions:
Distributions from
net investment income	(0.31)	(0.35)	(0.44)	(0.57)	(0.63)
Distributions from
net realized gains	(0.01)	(0.02)	(0.04)	(0.05)	(0.02)
Total distributions	(0.32)	(0.37)	(0.48)	(0.62)	(0.65)
Net asset value, end of year	$11.16	$11.67	$11.18	$10.85	$10.49

Total return	(1.61)%	7.80%	7.57%	9.53%	15.06%

Supplemental data and ratios:
Net assets, end of year (millions)	$1,044.1	$1,036.0	$331.9	$58.4	$45.5
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.58%	2.87%	3.97%	5.31%	6.42%
Portfolio turnover rate(4)	35.5%	36.7%	34.6%	61.5%	33.2%

(1)	Net Investment income per share is calculated using ending balances prior to consideration of adjustments for performance book to tax differences.
(2)	Calculated using average shares outstanding during the year.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2013

1.	Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (each, a “Fund” and collectively, the “Funds”), five of the nine series comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.

The Baird Short-Term Bond Fund commenced operations with the sale of Institutional Class shares on August 31, 2004 while the Investor Class shares commenced operations on September 19, 2012.  The Baird Intermediate Municipal Bond Fund commenced operations with the sale of both Institutional and Investor Class shares on March 30, 2001.  The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund commenced operations with the sale of both Institutional and Investor Class shares on September 29, 2000.  The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 8.

The investment objective of the Baird Short-Term Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays 1-3 Year U.S. Government/Credit Bond Index. The Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Intermediate U.S. Government/Credit Bond Index.  The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The primary investment objective of the Baird Intermediate Municipal Bond Fund is to provide current income that is substantially exempt from federal income tax.  A secondary objective is to provide total return with relatively low volatility of principal.

The investment objective of the Baird Aggregate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Aggregate Bond Index.  The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The investment objective of the Baird Core Plus Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays U.S. Universal Bond Index. The Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value, to value their portfolio securities using market

Notes to the Financial Statements
December 31, 2013

2.	Significant Accounting Policies (cont.)

quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their bid prices by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium which approximates fair value.  Investments in mutual funds are valued at their stated net asset value.  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

b)
Unregistered Securities – Four of the Funds own certain investment securities which are unregistered and thus restricted with respect to resale.  The value of such securities for the Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds were $372,731,027 (18.55% of net assets), $174,128,733 (15.07% of net assets), $223,346,922 (12.36% of net assets), and $382,417,097 (13.49% of net assets), respectively, at December 31, 2013.  Restricted securities may be deemed to be liquid as determined by the Advisor based on several factors.  All of the restricted securities held by the Funds as of December 31, 2013 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and nearly all have been deemed to be liquid.

c)
Foreign Securities – Foreign securities are defined as securities of issuers that are organized outside the United States. The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves

Notes to the Financial Statements
December 31, 2013

2.	Significant Accounting Policies (cont.)

special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2013, or for any other tax years which are open for exam. As of December 31, 2013, open tax years include the tax years ended December 31, 2010 through 2013. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

f)
Distributions to Shareholders – Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

g)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are netted and recorded as interest income on the Statement of Operations for financial reporting purposes.  Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

Notes to the Financial Statements
December 31, 2013

2.	Significant Accounting Policies (cont.)
j)
Recent Accounting Pronouncement – In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11 to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure for both gross and net information for derivatives and other financial instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c) the effective date of each ASU is for interim and annual periods beginning on or after January 1, 2013.  The Funds are not required to disclose the applicable requirements of this accounting standard in their Statement of Assets & Liabilities due to the absence of a master netting agreement relating to the Funds’ participation in securities lending.  As such, no additional disclosures have been made on behalf of the Funds.

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird Short-Term Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	133,023,716	$1,293,669,284	Shares sold	2,851,595	$27,760,685
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	2,957,005	28,726,556	of dividends	7,956	77,195
Shares redeemed	(63,981,180)	(622,888,419)	Shares redeemed	(533,574)	(5,193,589)
Net increase	71,999,541	$699,507,421	Net increase	2,325,977	$22,644,291
Shares Outstanding:			Shares Outstanding:
Beginning of year	132,833,022		Beginning of year	152,356
End of year	204,832,563		End of year	2,478,333

Notes to the Financial Statements
December 31, 2013

3.	Capital Share Transactions (cont.)

Baird Short-Term Bond Fund (cont.)
Institutional Class Shares			Investor Class Shares
	Year Ended			September 19, 2012^ through
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	65,489,880	$636,935,199	Shares sold	164,773	$1,612,006
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	2,609,918	25,358,257	of dividends	677	6,608
Shares redeemed	(41,364,636)	(402,314,887)	Shares redeemed	(13,094)	(128,179)
Net increase	26,735,162	$259,978,569	Net increase	152,356	$1,490,435
Shares Outstanding:			Shares Outstanding:
Beginning of year	106,097,860		Beginning of period	—
End of year	132,833,022		End of period	152,356

Baird Intermediate Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	37,134,677	$412,939,370	Shares sold	2,881,540	$33,484,462
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	1,931,633	21,480,431	of dividends	69,261	800,067
Shares redeemed	(14,537,572)	(161,463,957)	Shares redeemed	(1,548,764)	(17,926,518)
Net increase	24,528,738	$272,955,844	Net increase	1,402,037	$16,358,011
Shares Outstanding:			Shares Outstanding:
Beginning of year	76,724,520		Beginning of year	2,276,464
End of year	101,253,258		End of year	3,678,501

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	22,685,511	$256,806,194	Shares sold	1,360,552	$16,041,806
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	2,358,925	26,615,614	of dividends	62,775	735,645
Shares redeemed	(11,927,363)	(134,734,403)	Shares redeemed	(430,341)	(5,064,875)
Net increase	13,117,073	$148,687,405	Net increase	992,986	$11,712,576
Shares Outstanding:			Shares Outstanding:
Beginning of year	63,607,447		Beginning of year	1,283,478
End of year	76,724,520		End of year	2,276,464

^  Commencement of operations.

Notes to the Financial Statements
December 31, 2013

3.	Capital Share Transactions (cont.)

Baird Intermediate Municipal Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	26,493,640	$312,051,832	Shares sold	5,238,276	$63,128,361
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	1,665,529	19,521,896	of dividends	438,678	5,251,221
Shares redeemed	(38,953,053)	(457,319,983)	Shares redeemed	(9,327,884)	(111,810,823)
Net decrease	(10,793,884)	$(125,746,255)	Net decrease	(3,650,930)	$(43,431,241)
Shares Outstanding:			Shares Outstanding:
Beginning of year	80,187,075		Beginning of year	21,081,580
End of year	69,393,191		End of year	17,430,650

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	32,138,671	$386,239,717	Shares sold	6,559,069	$80,425,711
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	1,565,719	18,794,190	of dividends	440,565	5,398,270
Shares redeemed	(23,574,458)	(283,394,100)	Shares redeemed	(7,095,704)	(87,136,866)
Net increase	10,129,932	$121,639,807	Net decrease	(96,070)	$(1,312,885)
Shares Outstanding:			Shares Outstanding:
Beginning of year	70,057,143		Beginning of year	21,177,650
End of year	80,187,075		End of year	21,081,580

Baird Aggregate Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	81,532,396	$864,177,608	Shares sold	13,314,778	$146,699,358
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	3,939,511	41,769,235	of dividends	291,300	3,172,439
Shares redeemed(1)	(62,786,649)	(665,296,456)	Shares redeemed	(4,783,014)	(52,193,930)
Net increase	22,685,258	$240,650,387	Net increase	8,823,064	$97,677,867
Shares Outstanding:			Shares Outstanding:
Beginning of year	137,267,017		Beginning of year	4,406,552
End of year	159,952,275		End of year	13,229,616

(1)
In the fourth quarter of 2013, the Baird Aggregate Bond Fund satisfied a redemption request made by a large shareholder by distributing the Fund’s portfolio securities in kind to the redeeming shareholder.  The redemption was effected in accordance with policies and procedures approved by the Board of Directors of the Funds.

Notes to the Financial Statements
December 31, 2013

3.	Capital Share Transactions (cont.)

Baird Aggregate Bond Fund (cont.)
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	55,801,073	$610,473,223	Shares sold	2,703,995	$30,492,411
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	6,013,523	65,390,126	of dividends	158,565	1,776,495
Shares redeemed	(63,578,566)	(691,076,338)	Shares redeemed	(842,629)	(9,501,042)
Net decrease	(1,763,970)	$(15,212,989)	Net increase	2,019,931	$22,767,864
Shares Outstanding:			Shares Outstanding:
Beginning of year	139,030,987		Beginning of year	2,386,621
End of year	137,267,017		End of year	4,406,552

Baird Core Plus Bond Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	74,068,429	$816,081,945	Shares sold	48,901,785	$561,114,866
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	4,648,511	50,888,369	of dividends	2,710,437	30,756,030
Shares redeemed	(52,145,086)	(570,782,143)	Shares redeemed	(46,866,443)	(532,393,630)
Net increase	26,571,854	$296,188,171	Net increase	4,745,779	$59,477,266
Shares Outstanding:			Shares Outstanding:
Beginning of year	139,594,782		Beginning of year	88,815,787
End of year	166,166,636		End of year	93,561,566

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	82,310,272	$915,687,272	Shares sold	72,083,219	$829,822,504
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	3,481,543	38,771,265	of dividends	1,975,404	22,796,995
Shares redeemed	(17,290,129)	(192,491,925)	Shares redeemed	(14,923,677)	(172,523,499)
Net increase	68,501,686	$761,966,612	Net increase	59,134,946	$680,096,000
Shares Outstanding:			Shares Outstanding:
Beginning of year	71,093,096		Beginning of year	29,680,841
End of year	139,594,782		End of year	88,815,787

Notes to the Financial Statements
December 31, 2013

4.	Investment Transactions and Income Tax Information
During the year ended December 31, 2013, purchases and sales of investment securities (excluding short-term investments) were as follows:

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Purchases:
U.S. Government	$—	$—	$—	$17,953,453	$35,806,720
Other	$1,428,771,739	$711,025,328	$99,004,503	$1,008,516,818	$1,337,747,205

Sales:
U.S. Government	$—	$39,965	$—	$24,484,836	$23,235,220
Other	$705,499,257	$455,466,106	$277,818,513	$649,800,701	$941,539,257

At December 31, 2013, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$2,212,265,085	$1,368,699,239	$945,496,398	$2,026,445,143	$3,094,265,952
Gross unrealized
appreciation	$13,265,398	$23,781,743	$34,838,976	$40,732,991	$52,227,554
Gross unrealized
depreciation	(8,844,501)	(11,691,355)	(9,337,348)	(40,486,803)	(80,251,380)
Net unrealized
appreciation
(depreciation)	$4,420,897	$12,090,388	$25,501,628	$246,188	$(28,023,826)
Undistributed
ordinary income	$518,513	$34,180	$—	$63,323	$269,644
Undistributed
long-term
capital gain	236,307	—	—	—	—
Total distributable
earnings	$754,820	$34,180	$—	$63,323	$269,644
Other accumulated
losses	—	(4,414)	(365,127)	(10,455,273)	(13,152,721)
Total accumulated
earnings/(losses)	$5,175,717	$12,120,154	$25,136,501	$(10,145,762)	$(40,906,903)

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.  The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

Notes to the Financial Statements
December 31, 2013

4.	Investment Transactions and Income Tax Information (cont.)
Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, and non-deductible expenses. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2013, the following table shows the reclassifications made:

	Undistributed Net	Accumulated Net	Paid In
	Investment Income (Loss)	Realized Gain (Loss)	Capital
Baird Short-Term Bond Fund	$1,116,966	$(1,116,966)	$—
Baird Intermediate Bond Fund	300,707	(300,707)	—
Baird Intermediate Municipal Bond Fund	10,016	—	(10,016)
Baird Aggregate Bond Fund	4,458,734	(10,036,684)	5,577,950
Baird Core Plus Bond Fund	7,711,792	(7,711,792)	—

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions	Distributions	Distributions	Distributions
Baird Short-Term Bond Fund	$29,397,102	$3,294,675	$26,769,714	$1,477,641
Baird Intermediate Bond Fund	$25,175,900	$1,249,485	$26,323,540	$6,933,411
Baird Intermediate Municipal Bond Fund	$209,368	$—	$203,893	$—
Baird Aggregate Bond Fund	$55,824,951	$—	$58,182,598	$22,175,299
Baird Core Plus Bond Fund	$84,668,834	$1,900,391	$63,215,308	$2,756,875

For the year ended December 31, 2013 and the year ended December 31, 2012, distributions of $29,127,940 and $28,633,639, respectively, from the Baird Intermediate Municipal Bond Fund were tax-exempt.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2013. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the year ended December 31, 2013, Baird Aggregate Bond Fund elected to defer capital losses occurring between November 1, 2013 and December 31, 2013 in the amount of $4,706,969.

At December 31, 2013, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss		Year of
	Carryover	Character	Expiration
Baird Intermediate Bond Fund	$4,414	Short-Term	Indefinitely
Baird Intermediate Municipal Bond Fund	365,127	Short-Term	Indefinitely
Baird Aggregate Bond Fund	5,748,122	Short-Term	Indefinitely
	4,707,151	Long-Term	Indefinitely
Baird Core Plus Bond Fund	8,445,752	Short-Term	Indefinitely

To the extent a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.  During the year ended December 31, 2013, the Baird Intermediate Municipal Bond Fund utilized capital loss carryover of $717,460.

Notes to the Financial Statements
December 31, 2013

4.	Investment Transactions and Income Tax Information (cont.)
Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

5.	Investment Advisory and Other Agreements
The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. serves as custodian for the Funds.

Baird (the “Distributor”) is the distributor of the Funds pursuant to a distribution agreement.

6.	Securities Lending
Each Fund (other than the Intermediate Municipal Bond Fund) may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bank, N.A., the Funds’ custodian and an affiliate of the Funds’ transfer agent and administrator.  The  securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2013, the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

Notes to the Financial Statements
December 31, 2013

6.	Securities Lending (cont.)
As of December 31, 2013, the market value of the securities on loan and payable on collateral due to broker were as follows:

	Market Value of	Payable on Collateral
	Securities on Loan	due to Broker
Baird Short-Term Bond Fund	$199,826,892	$204,135,634
Baird Intermediate Bond Fund	222,498,391	227,607,522
Baird Aggregate Bond Fund	215,120,316	220,394,089
Baird Core Plus Bond Fund	236,213,040	242,177,722

The Funds receive cash as collateral in return for securities lent as part of the securities lending program.  The collateral is invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act).  The schedules of investments for the Funds include the particular cash collateral holdings as of December 31, 2013.

For most of 2013, the Baird Short-Term Bond Fund, the Baird Intermediate Bond Fund, the Baird Aggregate Bond Fund, and the Baird Core Plus Bond Fund held interests in Atlantic East Funding, LLC (“AEF Interests”), which investment was held by those Funds as a securities lending cash collateral investment overseen by the Funds’ securities lending agent.  On December 17, 2013, those Funds assigned their AEF Interests to the parent company of the Funds’ securities lending agent in exchange for consideration equal to the par value of the AEF Interests.  The amounts paid to each Fund, and the respective par amounts, are shown in the table below.

		Par Value of
	Payment Amount	AEF Interests
Short-Term Bond Fund	$636,361	$636,361
Intermediate Bond Fund	1,607,987	1,607,987
Aggregate Bond Fund	2,207,722	2,207,722
Core Plus Bond Fund	200,684	200,684
Total Baird Bond Funds	$4,652,754	$4,652,754

The assignment of the AEF Interests did not result in a gain or loss to any of the Funds.  The support agreement was terminated in connection with the assignment.

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations.  Interest income earned on collateral investments and recognized by the Funds during the year ended December 31, 2013 for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, and Baird Core Plus Bond Fund were $161,267, $215,960, $190,280, and $341,596, respectively.

7.	Line of Credit
The Corporation maintains an uncommitted, senior secured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions. Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank. The Bank charges interest at the Bank’s Prime Rate less 2% (weighted average rate of 1.25% for 2013).  For the year ended December 31, 2013, the Baird Short-Term Bond Fund and Baird Intermediate Municipal Bond Fund incurred $2 and $855 in interest charges, respectively, on average daily loan balances of $181 and $66,767, respectively. The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund did not borrow from the LOC during the period.

Notes to the Financial Statements
December 31, 2013

8.	Distribution and Shareholder Service Plan
The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird Short-Term Bond, Baird Intermediate Bond, Baird Intermediate Municipal Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds incurred $13,571, $88,386, $588,292, $271,268 and $2,744,717, respectively, in fees pursuant to the Plan during the year ended December 31, 2013.

9.	Subsequent Event:
In preparing these financial statements, the Corporation has evaluated events after December 31, 2013.  The Baird Ultra Short Bond Fund, a new series of the trust, commenced operations on December 31, 2013.  The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.  There were no additional subsequent events since December 31, 2013 through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (five of the nine funds constituting Baird Funds, Inc.) (collectively the “Funds”), including the summary schedules of investments, as of December 31, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 27, 2014

Directors & Officers
As of December 31, 2013

G. Frederick Kasten, Jr.
Independent Director and Chairman
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  74
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  None

John W. Feldt
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  71
c/o University of Wisconsin Foundation
1848 University Avenue
Madison, WI  53726
Principal Occupation(s) During the Past 5 Years:  Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006); Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

Frederick P. Stratton, Jr.
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  74
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman of the Board, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor

Marlyn J. Spear, CFA
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  60
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, since July 1989; Investment Officer, Northwestern Mutual Financial Network (1988-1989); Assistant Vice-President, Firstar Trust Company (1978-1987); Financial Analyst, Harco Holdings, Inc. (1976-1978)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio)

Directors & Officers
As of December 31, 2013

Cory L. Nettles*
Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  43
c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, since January 2005; Secretary, Wisconsin Department of Commerce (January 2003 – January 2005)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor;
Director of Associated Banc-Corp

Mary Ellen Stanek
President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age: 57
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000; Director, Baird Kailash Group, LLC since December 2013

Charles B. Groeschell
Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age: 60
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Todd S. Nichol
Vice President and Chief Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2004
Age: 51
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice President, the Advisor (January 2004-January 2005)

Dominick P. Zarcone

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2011
Age: 55
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Financial Officer, the Advisor since March 2011; Chief Operating Officer-Investment Banking, the Advisor (June 2004-March 2011); Managing Director, the Advisor since February 1995

Charles M. Weber
Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age: 50
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor since January 2009; Chief Compliance Officer and Secretary, Baird Kailash Group, LLC since July 2013; Associate General Counsel, the Advisor (July 2005-December 2012)

Directors & Officers
As of December 31, 2013

Peter J. Hammond
Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 50
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor since March 2012; Vice President, Baird Kailash Group, LLC since July 2013; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996 to March 2012)

Dustin J. Hutter
Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 37
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  Director of Reporting and Analysis, Capital Markets Finance since February 2013; Senior Vice President, the Advisor since January 2011; Treasurer, Baird Kailash Group, LLC since July 2013; First Vice President, the Advisor (January 2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant Controller, the Advisor (January 2006-January 2013)

Andrew D. Ketter
Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 39
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  First Vice President and Associate General Counsel, the Advisor since September 2010; Associate, Quarles & Brady LLP, a law firm (September 2002-August 2010)

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.  The Advisor has invested in and may in the future invest in private equity funds managed by Generation Growth Capital, Inc., a company of which Mr. Nettles is affiliated, through its division, Baird Capital.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Fixed Income Funds

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 14 and August 21, 2013 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird Intermediate Bond, Aggregate Bond, Intermediate Municipal Bond, Core Plus Bond and Short-Term Bond Funds (collectively, the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 21, 2013 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory agreement, information in response to requests from the Board from the Advisor (including the Advisor’s Form ADV, Form BD, annual report and financial statements), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2013, management fees and expense ratios and other pertinent information.  The Board also considered relevant case law.

The Independent Directors met separately in executive session with Fund legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response with the President of the Funds.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board reviewed and considered the Advisor’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures.  The Board noted the Advisor’s overall reputation and positive name recognition, the depth of the Advisor’s personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments.  The Board further noted that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provided for the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and committees of the Board and overseeing the Funds’ other service providers.  In addition, the Board considered that the Advisor provides administrative services to each of the Funds at an annual rate of 0.05% of each Fund’s average daily net assets, and is responsible for paying each Fund’s custody, transfer agency, accounting, printing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees and

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Fixed Income Funds (cont.)

certain other costs), which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class shares, respectively.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board reviewed a summary of the Advisor’s risk management tools and process.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2013 regarding each Fund’s performance in comparison to its benchmark index and its peer group as determined by Lipper.  The Board concluded that the Funds had performed extremely well over most time periods and had achieved consistent performance results.  While the Intermediate Municipal Bond Fund has generally trailed its benchmark index, the Board noted that the Fund’s high quality bias and emphasis on intermediate maturity holdings have detracted from relative returns in recent years and referred to the Advisor’s commentary in this regard.  The Board noted that the Intermediate Municipal Bond Fund had outperformed its Lipper peer group average over longer time periods.  The Board also noted that each of the other Funds (both Institutional and Investor Class shares) had outperformed its Lipper peer group average over most time periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by
Morningstar.  The Board noted that each Fund’s advisory fee and total expense ratio (for both its Investor Class and Institutional Class shares) were significantly lower than the average and median advisory fees and expense ratios for all mutual funds in its Morningstar category.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $25 million (0.30%) of a separately managed account and the same as the fee that the Advisor charges on the next $25 million.  The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included certain administrative services, oversight of the Funds’ other service providers, director support, risk management, regulatory compliance and various other services.  The Board also reviewed the subadvisory fee paid to the Advisor under a subadvisory arrangement with an unaffiliated mutual fund, noting that the subadvisory services were limited to asset management and that the Advisor provided numerous other services under the advisory agreement with the Funds and, accordingly, that the subadvisory fee was expected to be lower than the Funds’ advisory fees.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund.  The Board noted the unique expense structure of the Funds whereby the Institutional Class shareholders were charged only a

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Fixed Income Funds (cont.)

management fee and an administration fee, Investor Class shareholders incurred the same expenses as the Institutional Class shareholders plus a 0.25% 12b-1 fee and the Advisor assumes almost all of the other expenses on behalf of each Fund.  The Board noted that for the past fiscal year, the Advisor had incurred more in expenses under the Administration Agreement than it received in administrative fees.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also discussed a report regarding payments to financial intermediaries with a representative of the Advisor, noting that all fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor and that any payments by the Advisor for distribution were made from the Advisor’s profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size, noting that the Funds have experienced strong growth in assets over recent years.  The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However, the Board recognized that the Advisor bears almost all of the Funds’ expenses other than management, 12b-1 and administration fees.  The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  The Board also considered the Advisor’s commitment to continue to evaluate advisory fee breakpoints in the future.  The Directors concluded that the current fee structure of each Fund was reasonable and that breakpoint reductions may be considered in the future.

Benefits Derived from the Relationship with the Funds

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board considered the administration fees received by the Advisor under the Administration Agreement, noting that historically the Advisor has paid more in Fund expenses under the agreement than it has received in administration fees.  The Board noted that the Advisor does not have any soft dollar arrangements in connection with its management of the fixed income Funds.  The Board considered that the Advisor’s asset management business may experience some ancillary benefits from its association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the Directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for the Baird Ultra Short Bond Fund

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), met on October 14, 2013 to consider the approval of the investment advisory agreement between Robert W. Baird & Co. Incorporated (the “Advisor”) and the Corporation on behalf of the Baird Ultra Short Bond Fund (the “Ultra Short Fund”), a new portfolio of the Corporation.

The Independent Directors met with Fund legal counsel and the President of the Corporation to review and consider the information provided by the Advisor regarding the proposed investment advisory agreement for the Fund.  The Board considered, among other factors, the Advisor’s long-term relationship with the Corporation and the services the Advisor provides for other Funds of the Corporation.  The Board reviewed and discussed various information, including the investment advisory agreement, a memorandum prepared by legal counsel summarizing the guidelines relevant to the Board’s consideration of the investment advisory agreement with respect to the Fund and the Advisor’s 15(c) response to the request for information from the Directors, including a memorandum from the Advisor and information about the Fund’s investment strategies and principal investments.  The Board also reviewed the fee that would be payable by the Fund under the advisory agreement, the proposed fee waiver agreement between the Corporation and the Advisor on behalf of the Fund and comparative fee and expense information provided by an independent third party.  The Board also evaluated the advisory agreement in light of the Advisor’s 15(c) response and other information it considered in connection with its annual review of the advisory agreement with respect to the other portfolios of the Corporation on August 21, 2013.

Based on their review, the Directors concluded that it was in the best interests of the Ultra Short Fund to approve the investment advisory agreement.  In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for the Ultra Short Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services to be Provided to the Fund

The Board analyzed the nature, extent and quality of the services to be provided by the Advisor to the Fund.  The Board considered the depth of the Advisor’s personnel and resources, including the experience and credentials of the Fund’s portfolio management team.  The Board noted the continuity of management of the Advisor’s portfolio management teams for the other fixed income portfolios of the Corporation.  The Board considered the Advisor’s significant role in constructing the Fund’s investment objective and strategy.  The Board discussed the Advisor’s responsibilities for monitoring the Fund’s compliance with applicable requirements under the securities laws.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, was proposed to serve as distributor and principal underwriter of shares of the Fund.  The Board also considered other services the Advisor would provide the Fund, such as providing compliance support and overseeing the Fund’s other service providers.  The Board concluded that the nature, extent and quality of the services to be provided by the Advisor to the Fund were appropriate and that the Fund was likely to benefit from services provided under the investment advisory agreement.

Investment Performance

Because the Fund had not yet commenced operations, the Board did not consider any performance information with respect to the Fund.  The Board noted that the Advisor did not manage any other accounts similar to the Ultra Short Fund but considered the strong long-term performance of other fixed income funds managed by the Advisor with longer portfolio durations.  The Board concluded that the Fund and its shareholders were likely to benefit from the Advisor’s management.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for the Baird Ultra Short Bond Fund (cont.)

Costs of Services Provided and Profitability

The Board examined the proposed fee and expense information for the Fund, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that the Fund’s advisory fee for both the Investor and Institutional Class shares was below the industry average and well below the category median and that the Fund’s total expense ratio for both the Institutional Class and the Investor Class, after giving effect to the proposed fee waiver agreement, was not only well below the average and median expense ratio for all mutual funds in the Fund’s Morningstar category but was in the lowest or the second lowest quartile.  The Board considered the general financial condition of the Advisor and determined it to be sound.  The Board did not consider any information regarding the costs of services to be provided or the profits the Advisor might realize because the Fund had not yet commenced operations.  The Board noted that under the terms of the Administration Agreement, the Advisor would pay almost all of the Fund’s expenses other than the advisory fee and, with respect to the Investor Class shares, the Rule 12b-1 fee.  In light of all of the information that it received and considered, the Board concluded that the proposed management fee and total expense ratio of the Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

Because the Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

Benefits to be Derived from the Relationship with the Fund

The Board considered other potential benefits to the Advisor from serving as advisor to the Fund (in addition to the advisory fee).  The Board noted that the Advisor would receive fees under the proposed Administration Agreement with the Fund but was also obligated to pay most of the Fund’s expenses under the agreement.  The Board considered that the Advisor’s asset management business may experience some ancillary benefits from its association with the Baird Funds.  The Board concluded that other benefits that may be realized by the Advisor from its relationship with the Fund were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the Directors, including all of the Independent Directors, concluded that the approval of the investment advisory agreement was in the best interest of the Ultra Short Fund.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund and Baird Core Plus Bond Fund were 1.58%, 1.91% and 0.02%, respectively.

(This Page Intentionally Left Blank.)

Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 20th Floor
Chicago, IL 60604

Annual Report –
Baird Funds
December 31, 2013

Baird LargeCap Fund
Baird MidCap Fund
Baird SmallCap Value Fund

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Table of Contents

Letter to Shareholders	1
2013 Economic and Stock Market Commentary	2
Baird LargeCap Fund	4
Baird MidCap Fund	15
Baird SmallCap Value Fund	25
Additional Information on Fund Expenses	33
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to the Financial Statements	46
Report of Independent Registered Public Accounting Firm	57
Directors and Officers	58
Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds	61
Additional Information	68
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 27, 2014

Dear Shareholder,

Our equity portfolio management team adds long-term value with its quality conscious investment management approach. Equity returns for investors were strong in 2013 following a solid 2012, and we remain pleased with the overall performance of the Funds, notably our Small Cap product, which offered exceptional value-added performance. We are also pleased to enter into a sub-advisory relationship with Baird Kailash Group, LLC (“Baird Kailash”) to manage the Baird LargeCap Fund. The Baird Kailash team is experienced in offering an investment approach based on quantitative and fundamental processes.

We strive to be good stewards of our shareholders’ assets. We employ a risk controlled, bottom-up process to investment decision making and portfolio management. This approach allows us to identify, research and invest based upon strong fundamentals that offer good relative value.  We understand that our shareholders rely on us to maintain this consistent approach and focus on risk control to help them achieve their investment objectives through all market cycles.

Our long-term success rests on the trust you have placed in us and we want to thank you for your continued investment in the Baird Funds, which experienced steady inflows during the year and increased total net assets to $9.3 billion at the end of 2013.

On the following pages, we review the equity market in 2013 and the performance and composition of the Baird SmallCap Value, MidCap and LargeCap Funds.

We are privileged to provide you with equity investment management services and appreciate the confidence and trust you have placed in our experienced investment team.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2013 Economic and Stock Market Commentary

U.S. equity markets responded to solid improvement in the U.S. housing market, modest progress in the labor market, increasing budget certainty in Washington and stability in Europe to notch strong returns during 2013. The broad-based S&P 500 index rose 32.4% for the year, while the Dow Jones Industrial Average advanced 29.3%. Returns were reasonably consistent across the market capitalization spectrum as large cap companies included in the Russell 1000® Growth Index advanced 33.5%, the Russell Midcap Growth® Index increased 35.7%, and the Russell 2000® Value Index increased 34.5% for 2013.

Sector performance within the broad S&P 500 index was positive with financials and consumer discretionary leading the pack as they did last year. Healthcare also performed well given the prospect of stronger utilization and solid merger activity in the bio-pharma space. Industrials demonstrated good strength as manufacturing activity improved during the year, while technology did well given both fundamental strength and merger activity. Energy, which has been supported by increased U.S. activity in the past several years, continued to do well.

As in most years, equity returns were not steady on a quarter-to-quarter basis. First quarter and fourth quarter returns were quite strong, while mid-year returns, while positive, showed more moderation. Strong first quarter returns were fueled by a change from political acrimony and churning stock prices as 2012 ended towards investor relief as we moved past the fiscal cliff and sequestration deadlines coupled with adequate economic conditions in the U.S. and stability in Europe.

While the second quarter started strong, market volatility picked up in the latter part of the quarter as investors struggled to interpret comments made by Fed officials regarding the potential “tapering” of monetary stimulus.  The addition of this term to the financial lexicon caused volatility, resulted in a rise in interest rates and put pressure on stocks. Thus the equity markets netted only modest gains for the quarter. As the calendar turned to the third quarter, stocks rallied. Domestic growth remained subdued but positive, international economies showed signs of stabilization and central banks reiterated their accommodative stance.

Strengthening in key economic indicators, a budget agreement in Washington and a roadmap for ending the Federal Reserve policy of Quantitative Easing (QE) provided the backdrop for higher stock prices in the fourth quarter of 2013.  While slower than past recoveries, domestic economic growth carries an upward bias, inflation remains subdued, and we believe that interest rates will likely stay low for the foreseeable future – a supportive investment environment for stocks as we move forward.

Economic Outlook
As we turn the calendar to a new year, we expect further improvement in the health of the U.S. domestic economy.  The recent announcement by the Federal Reserve, laying out the expected path for reduced QE, indicates to us that U.S. economic footing is more secure.  Furthermore, rising levels of employment, improved consumer confidence, low levels of inflation and gains in corporate profits provide a solid investment backdrop for U.S. stocks.  We see a mixed bag for the rest of the world.  Europe should continue to gain traction, but show minimal growth.  China appears to be set on further slowing its growth to manage relatively high inflation and speculation.  Emerging markets have been pressured by inflation and we believe will be challenged to grow at prior rates as well.

We do, however, need to be mindful of risks that could upend the market.  The elimination of QE represents unchartered territory and there is risk that sharply higher interest rates might challenge the housing market, which has been supportive of GDP growth.  Europe’s recovery remains in its infancy and should it falter, investor confidence may wane.  Finally, 2014 is an election year for the U.S. House of Representatives and part of the Senate, opening the door for a rather noisy summer and fall, decreasing the odds of productive legislation.

To conclude, we believe the backdrop for further economic and stock market growth is in place.  We are more optimistic about the path of economic growth both here and in other parts of the world.  We believe the likelihood of further improvement is above average and we have positioned our portfolios accordingly.  We are

2013 Economic and Stock Market Commentary

keeping a watchful eye on what is getting better and will advise you of those opportunities in the coming quarters.  Thank you for your support of Baird Investment Management and Baird Kailash Group.

The S&P 500 Index is an unmanaged, market capitalization weighted index of 500 common stocks widely regarded to be representative of the U.S. market in general. Returns include reinvestment of dividends.

The Dow Jones Industrial Average is a price weighted average of 30 high quality stocks selected for total market value and broad public ownership. A price weighted benchmark results in the stocks with the highest prices contributing the most to the performance of the benchmark. The returns of this index do not include the reinvestment of dividend income.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe and includes Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes.

A direct investment in an index is not possible.

Baird LargeCap Fund
December 31, 2013

Portfolio Managers’ Commentary

For the year ended December 31, 2013, the Baird LargeCap Fund Institutional Class posted an advance of 32.68% (32.34% for the Investor Class), as compared to a return of 33.48% for the Russell 1000® Growth Index, the LargeCap Fund’s primary benchmark during most of 2013. On December 23, 2013, Baird Kailash Group, LLC took over management of the Fund, and the primary benchmark became the S&P 500, which posted a return of 32.39% during 2013.

January 1, 2013 — December 22, 2013

We were pleased with the solid absolute return produced by the Fund, but recognize that results trailed the benchmark. We remained positioned for an economic recovery, which was highlighted by the Fund’s heavier weights in the consumer discretionary, materials and technology sectors.

The most difficult sectors from a relative performance standpoint were healthcare, industrials, technology and materials. The highlight of the year was the relative outperformance of the Fund’s holdings in the energy, consumer staples and financial services sectors as compared to the benchmark.

While the performance of the Fund’s healthcare stocks lagged the corresponding holdings of the benchmark, we were generally pleased with the fundamental results of the majority of companies. However, relative performance in the sector fell short as two of our larger holdings within this sector failed to advance. Producer durables provided middle-of-the-pack returns for the Fund overall, but its sector performance lagged the same sector in its benchmark given the Fund’s lack of exposure to aerospace, which generally performed well.

The Fund’s holdings in the basic materials area lagged during the year, in part due to certain commodity-based businesses performing well, notably at the beginning of the year. Our bias towards higher quality selections can lead to underperformance during commodity improvement.

The technology sector continues to represent the largest weight in the Russell 1000 Growth Index® and remained the Fund’s largest sector weighing as well. The Fund’s performance in this area was hampered by relatively larger exposure to companies with revenues tied to government spending as compared to the benchmark.

Like last year, the Fund’s holdings in the energy sector produced solid outperformance. Drilling activity both onshore and in deep water continued at high levels, supporting equipment manufacturers and service suppliers. Also, a recovery in the price of natural gas benefitted the Fund’s holding in an exploration and development company possessing significant acreage and production in the Marcellus shale formation in the eastern U.S.

The consumer staples sector provided a modest contribution to the Fund’s performance largely due to the Fund’s underweight position in the sector.

Consumer discretionary provided the most strength in the market and in the Fund’s portfolio. This strength had a wide breadth, but notable performance came from larger and more well-established companies that benefited from continued economic recovery, particularly housing. Companies with strong internet exposure also did well. Happily, the Fund was exposed to these types of companies.

Portfolio Managers:

Douglas E. Guffy
Kenneth M. Hemauer, CFA

Baird LargeCap Fund
December 31, 2013

December 23, 2013 — December 31, 2013

As Baird Kailash Group took over the Baird LargeCap Fund on December 23, we note a smooth transition in management and trading to the new investment strategy. Some investors might note that the Fund has a large weighting in a SPDR exchange traded fund.  We have done this to help reduce portfolio turnover as our portfolio implementation process allows us to stagger the rate at which we transition the investment of the Fund’s assets, giving us an opportunity to reduce any potential friction costs.

Looking forward we struggle with the dichotomy of atypically high levels of market valuation, which contrasts with many of the Fund’s portfolio companies where we see excellent risk-reward characteristics.  As stock pickers, we will maintain our discipline and stick with our rigorous process, which drives us to firms with business quality that we believe is not recognized by the market.

Portfolio Manager:

Matt Malgari

Baird LargeCap Fund
December 31, 2013

A December 31, 2013 summary of the Fund’s top 10 holdings and equity sector analysis compared to the S&P 500® Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

SPDR S&P 500 ETF Trust	31.0%
Alliance Data Systems Corporation	2.1%
Northrop Grumman Corporation	2.0%
Raytheon Company	2.0%
Moody’s Corporation	1.9%
Seagate Technology
Public Limited Company	1.8%
DISH Network Corporation	1.8%
Phillips 66	1.7%
Wells Fargo & Company	1.7%
Marathon Petroleum Corporation	1.7%

Net Assets:	$28,200,209
Portfolio Turnover Rate:	127.7%
Number of Equity Holdings:	93

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	1.35%
Investor Class:	1.60%	****

Net
Institutional Class:	0.75%
Investor Class:	1.00%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2013.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2013, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.75% of average daily net assets for the Institutional Class shares and 1.00% of average daily net assets for the Investor Class shares, at least through April 30, 2015.

****	Includes 0.25% 12b-1 fee.

Baird LargeCap Fund
December 31, 2013

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird LargeCap Fund
December 31, 2013

Average Annual Total Returns

				Since
For the Periods Ended December 31, 2013	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	32.68%	18.82%	5.74%	2.40%
Investor Class Shares	32.34%	18.52%	5.49%	2.14%
Russell 1000® Growth Index(2)	33.48%	20.39%	7.83%	1.66%
S&P 500® Index(3)(4)	32.39%	17.94%	7.41%	3.91%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2013.
(2)
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

(3)
The S&P 500® Index has been selected to replace the Russell 1000® Growth Index as the Fund’s primary benchmark because the S&P 500® Index more accurately represents the Fund’s investment strategy once Baird Kailash Group began managing the Fund on December 23, 2013.

(4)
The S&P 500® Index measures the performance of 500 common stocks chosen for market size, liquidity and industry group representation of U.S. equity performance.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the index is not possible.

Effective December 23, 2013, Baird Kailash Group, LLC became the Fund’s subadviser.  The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund’s subadviser makes investment decisions for the Fund primarily using quantitative investment models which rank securities based on fundamental measures of value, past performance and indicators of recent positive changes.  The success of the quantitative investment methodologies and processes employed by the subadviser depends on the analyses and assessments that were used in developing such methodologies and processes, as well as on the accuracy and reliability of models and data provided by third parties.  Incorrect analyses and assessments or inaccurate or incomplete models and data would adversely affect performance.  Certain low-probability events or factors that are assigned little weight may occur or prove to be more likely or may have more relevance than expected, for short or extended periods of time.  It is also possible that prices of securities may move in directions that were not predicted by the subadviser’s quantitative methodologies.  The Fund may invest in stocks (or ADRs representing stocks) of foreign companies that are traded on U.S. exchanges.  Foreign investments involve additional risk such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird LargeCap Fund
Schedule of Investments, December 31, 2013

Common Stocks
			% of
	Shares	Value	Net Assets
Aerospace & Defense
Lockheed Martin Corporation	435	$64,667	0.2%
Northrop Grumman Corporation	4,899	561,475	2.0%
Raytheon Company	6,123	555,356	2.0%
Rockwell Collins, Inc.	816	60,319	0.2%
The Boeing Company	1,470	200,640	0.7%
		1,442,457	5.1%
Airlines
Delta Air Lines, Inc.*	4,356	119,659	0.4%
Southwest Airlines Co.	8,305	156,466	0.6%
		276,125	1.0%
Auto Components
Delphi Automotive PLC f	6,260	376,414	1.3%
TRW Automotive Holdings Corp.*	791	58,842	0.2%
		435,256	1.5%
Automobiles
Ford Motor Company*	27,813	429,154	1.5%
General Motors Company*	1,578	64,493	0.3%
		493,647	1.8%
Beverages
Coca-Cola Enterprises, Inc.	4,352	192,054	0.7%
PepsiCo, Inc.	5,444	451,525	1.6%
The Coca-Cola Company	1,499	61,924	0.2%
		705,503	2.5%
Biotechnology
Amgen Inc.	3,619	413,145	1.5%
Capital Markets
Ameriprise Financial, Inc.	571	65,694	0.3%
TD Ameritrade Holding Corporation	2,643	80,981	0.3%
The Goldman Sachs Group, Inc.	354	62,750	0.2%
UBS AG* f	3,055	58,809	0.2%
		268,234	1.0%
Chemicals
Celanese Corporation	1,091	60,343	0.2%
International Flavors & Fragrances Inc.	681	58,553	0.2%
LyondellBasell Industries N.V. – Class A f	1,551	124,514	0.5%
Sigma-Aldrich Corporation	681	64,021	0.2%
W. R. Grace & Co*	1,253	123,884	0.4%
		431,315	1.5%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2013

Common Stocks (cont.)
			% of
	Shares	Value	Net Assets
Commercial Banks
Huntington Bancshares Incorporated	33,373	$322,049	1.1%
KeyCorp	9,589	128,684	0.5%
Regions Financial Corporation	17,123	169,347	0.6%
U.S. Bancorp	3,127	126,331	0.5%
Wells Fargo & Company	10,807	490,638	1.7%
		1,237,049	4.4%
Computers & Peripherals
NetApp, Inc.	5,582	229,643	0.8%
SanDisk Corporation*	899	63,415	0.2%
Seagate Technology Public Limited Company f	9,061	508,866	1.8%
Western Digital Corporation	4,355	365,385	1.3%
		1,167,309	4.1%
Consumer Finance
American Express Company	4,432	402,115	1.4%
Discover Financial Services	8,003	447,768	1.6%
		849,883	3.0%
Containers & Packaging
Ball Corporation	2,389	123,416	0.4%
Diversified Consumer Services
H&R Block, Inc.	9,414	273,383	1.0%
Diversified Financial Services
J.P. Morgan Chase & Co.	2,013	117,720	0.4%
McGraw Hill Financial, Inc.	844	66,001	0.2%
Moody’s Corporation	6,695	525,357	1.9%
		709,078	2.5%
Electrical Equipment
Rockwell Automation, Inc.	1,252	147,936	0.5%
Energy Equipment & Services
Seadrill Limited f	1,222	50,200	0.2%
Food Products
Archer-Daniels-Midland Company	1,517	65,838	0.2%
Campbell Soup Company	7,459	322,826	1.2%
General Mills, Inc.	1,117	55,749	0.2%
		444,413	1.6%
Health Care Equipment & Supplies
Abbott Laboratories	2,990	114,607	0.4%
Baxter International Inc.	737	51,258	0.2%
Becton, Dickson and Company	2,174	240,205	0.9%
C.R. Bard, Inc.	1,931	258,638	0.9%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2013

Common Stocks (cont.)
			% of
	Shares	Value	Net Assets
Health Care Equipment & Supplies (cont.)
Edwards Lifesciences Corporation*	925	$60,828	0.2%
Medtronic, Inc.	6,261	359,319	1.3%
St. Jude Medical, Inc.	7,704	477,263	1.7%
Varian Medical Systems, Inc.*	789	61,297	0.2%
		1,623,415	5.8%
Health Care Providers & Services
AmerisourceBergen Corporation	3,836	269,709	1.0%
Household Products
Energizer Holdings, Inc.	544	58,883	0.2%
Kimberly-Clark Corporation	2,314	241,720	0.9%
The Clorox Company	2,585	239,785	0.8%
		540,388	1.9%
Independent Power Producers & Energy Traders
The AES Corporation	12,707	184,379	0.7%
Insurance
Aflac, Inc.	927	61,923	0.2%
Principal Financial Group, Inc.	2,857	140,879	0.5%
Prudential Financial, Inc.	735	67,782	0.2%
Unum Group	5,501	192,975	0.7%
		463,559	1.6%
IT Services
Alliance Data Systems Corporation*	2,232	586,860	2.1%
The Western Union Company	19,517	336,668	1.2%
		923,528	3.3%
Leisure Equipment & Products
Hasbro, Inc.	1,143	62,876	0.2%
Life Sciences Tools & Services
Agilent Technologies, Inc.	1,170	66,912	0.2%
Media
DISH Network Corporation – Class A*	8,762	507,495	1.8%
Time Warner Cable Inc.	3,103	420,457	1.5%
Viacom Inc. – Class B	762	66,553	0.2%
		994,505	3.5%
Multiline Retail
Macys, Inc.	1,116	59,594	0.2%
Nordstrom, Inc.	2,911	179,900	0.6%
		239,494	0.8%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2013

Common Stocks (cont.)
			% of
	Shares	Value	Net Assets
Multi-Utilities
CenterPoint Energy, Inc.	4,594	$106,489	0.4%
CMS Energy Corporation	2,014	53,915	0.2%
		160,404	0.6%
Oil, Gas & Consumable Fuels
Denbury Resources Inc.*	2,892	47,516	0.2%
Marathon Petroleum Corporation	5,306	486,719	1.7%
Phillips 66	6,370	491,318	1.7%
Tesoro Corporation	3,863	225,985	0.8%
Valero Energy Corporation	1,414	71,266	0.3%
Whiting Petroleum Corporation*	1,905	117,862	0.4%
		1,440,666	5.1%
Personal Products
Herbalife Ltd. f	2,558	201,314	0.7%
Nu Skin Enterprises, Inc. – Class A	490	67,728	0.3%
		269,042	1.0%
Pharmaceuticals
AbbVie Inc.	2,476	130,758	0.5%
Road & Rail
Hertz Global Holdings, Inc.*	11,182	320,029	1.1%
Semiconductors & Semiconductor Equipment
Intel Corporation	11,998	311,468	1.1%
Linear Technology Corporation	1,444	65,774	0.2%
NVIDIA Corporation	7,512	120,342	0.4%
Texas Instruments Incorporated	1,439	63,187	0.2%
		560,771	1.9%
Software
Check Point Software Technologies Ltd.* f	3,102	200,141	0.7%
Microsoft Corporation	5,034	188,422	0.7%
Oracle Corporation	5,064	193,749	0.7%
Symantec Corporation	2,446	57,677	0.2%
		639,989	2.3%
Thrifts & Mortgage Finance
New York Community Bancorp, Inc.	3,707	62,463	0.2%
Tobacco
Reynolds American, Inc.	1,146	57,288	0.2%
Total Common Stocks
(Cost $18,063,415)		18,478,524	65.5%

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2013

Exchange Traded Funds
			% of
	Shares	Value	Net Assets
SPDR S&P 500 ETF Trust	47,382	$8,750,034	31.0%
Total Exchange Traded Funds
(Cost $8,641,998)		8,750,034	31.0%
Short-Term Investments
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.06%«	259,566	259,566	0.9%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	500,000	500,000	1.8%
Total Short-Term Investments
(Cost $759,566)		759,566	2.7%
Total Investments
(Cost $27,464,979)		27,988,124	99.2%
Other Assets in Excess of Liabilities		212,085	0.8%
TOTAL NET ASSETS		$28,200,209	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund
Schedule of Investments, December 31, 2013

Summary of Fair Value Exposure at December 31, 2013

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$18,478,524	$—	$—	$18,478,524
Total Equity	18,478,524	—	—	18,478,524
Exchange Traded Funds	8,750,034	—	—	8,750,034
Short-Term Investments
Money Market Mutual Funds	759,566	—	—	759,566
Total Short-Term Investments	759,566	—	—	759,566
Total Investments*	$27,988,124	$—	$—	$27,988,124

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

Baird MidCap Fund
December 31, 2013

Portfolio Managers’ Commentary

For the year ended December 31, 2013, the Baird MidCap Fund Institutional Class posted a total return of 32.90% (32.62% for the Investor Class), as compared with a gain of 35.74% for the Russell MidCap® Growth Index, the MidCap Fund’s primary benchmark.

As we review performance for the year, we note strength in multiple sectors, including healthcare, energy, financials, and materials.  However, there was little room for error in such a strong market advance, and relative weakness in the Fund’s holdings in the technology, consumer, and producer durable sectors left the Fund pacing behind the benchmark.

The Fund’s sector weights remained relatively balanced compared to its benchmark during 2013, a continuation of our approach in recent years.  However, we did maintain a modest pro-cyclical stance within economically-sensitive sectors.  This positioning was based on continued U.S. economic growth, supported by the positive trend in U.S. employment, gains in industrial production, a healthier housing market and low levels of inflation.

The Fund’s holdings in the energy sector provided the Fund’s strong relative performance. Domestic exploration and drilling activity continued at favorable levels, supporting equipment manufacturers and service suppliers. Additionally, a recovery in the price of natural gas benefitted the Fund’s holdings in two exploration and development companies possessing significant acreage and production in key shale formations in the U.S.

The Fund’s healthcare stocks experienced fairly broad strength, which in our view reflects the benefits of diversification and good stock picking across the sector.  We expect the healthcare sector to experience continued uncertainty, as confusion and execution challenges surround the Affordable Care Act (ACA) legislation, which we believe will suppress broad-based growth.  Our strategy has been focused on identifying investment opportunities in companies that assist in reducing healthcare costs or have been aided in some way by the ACA legislation.

In the consumer staples sector, the performance of the Fund’s holdings fell short of corresponding benchmark sector returns.  We were somewhat surprised all year that returns from the staples sector kept pace with the strong market advance.  Many companies within the sector displayed meaningful price-earnings multiple expansion, which exceeded the performance of holdings in the Fund.

The overall consumer discretionary sector continued to outpace the market.  While many of the Fund’s holdings, including retailers and auto parts manufacturers, delivered very strong performance, the Fund’s holdings in that sector lagged on a relative performance basis.  The sector has been fertile ground for stock picking since the market bottom in 2009 and the backdrop for spending remains relatively favorable due to improved employment and the positive wealth effect from higher home and stock prices.

The Fund’s financial services holdings generated positive relative performance during the year. Strong equity market returns provided a favorable backdrop for the Fund’s holdings in asset managers.  Continued employment growth and improving credit trends assisted the Fund’s holdings exposed to banking and consumer credit.

The Fund’s holdings in the basic materials sector made a positive contribution to relative performance.  In our opinion this performance reflects holding companies with end market exposure tilted toward industrial and construction activity. We tend to avoid pure commodity-oriented business models, as those earnings patterns are often more volatile, making them, in our view, more appropriate for a shorter term investment horizon versus our preference for longer term investment prospects.

The Fund’s technology holdings overall lagged the corresponding benchmark sector in 2013.  The Fund’s holdings were adversely impacted by the combination of the fiscal cliff, sequestration, and the federal government shutdown in 2013, which upended tech spending for much of the year and impacted spending and earnings visibility in several areas.

Baird MidCap Fund
December 31, 2013

We believe the Fund is positioned to benefit from positive economic growth in the U.S. with an eye to improvement in established markets overseas. The investment process underlying the MidCap Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers.  Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Portfolio Managers:

Charles F. Severson
Kenneth M. Hemauer

Baird MidCap Fund
December 31, 2013

A December 31, 2013 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell MidCap® Growth Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Affiliated Managers Group, Inc.	2.6%
Illumina, Inc.	2.6%
PVH Corp.	2.5%
Greenhill & Co., Inc.	2.4%
Church & Dwight Co., Inc.	2.3%
Stericycle, Inc.	2.3%
Fortune Brands Home & Security, Inc.	2.2%
Alliance Data Systems Corporation	2.2%
McCormick & Co, Incorporated	2.1%
East West Bancorp, Inc.	2.1%

Net Assets:	$429,152,612
Portfolio Turnover Rate:	36.3%
Number of Equity Holdings:	59

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	0.98%
Investor Class:	1.23%	****

Net
Institutional Class:	0.85%
Investor Class:	1.10%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2013.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2013, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2015.

****	Includes 0.25% 12b-1 fee.

Baird MidCap Fund
December 31, 2013

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Baird MidCap Fund
December 31, 2013

Average Annual Total Returns

				Since
For the Periods Ended December 31, 2013	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	32.90%	23.87%	9.78%	7.21%
Investor Class Shares	32.62%	23.58%	9.53%	6.96%
Russell MidCap® Growth Index(2)	35.74%	23.37%	9.77%	5.66%

(1)	For the period from December 29, 2000 (commencement of operations) through December 31, 2013.
(2)
The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap® index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies.  Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund
Schedule of Investments, December 31, 2013

Common Stocks
			% of
	Shares	Value	Net Assets
Biotechnology
Alexion Pharmaceuticals, Inc.*	58,938	$7,842,290	1.8%
Building Products
Fortune Brands Home & Security, Inc.	206,501	9,437,096	2.2%
Capital Markets
Affiliated Managers Group, Inc.*	52,345	11,352,584	2.6%
Greenhill & Co., Inc.	176,244	10,211,577	2.4%
Invesco Limited f	154,584	5,626,858	1.3%
		27,191,019	6.3%
Chemicals
Airgas, Inc.	51,665	5,778,730	1.4%
Commercial Banks
East West Bancorp, Inc.	259,694	9,081,499	2.1%
Commercial Services & Supplies
Stericycle, Inc.*	83,762	9,730,632	2.3%
Construction & Engineering
Fluor Corporation	85,904	6,897,232	1.6%
Containers & Packaging
AptarGroup, Inc.	97,102	6,584,487	1.5%
Distributors
LKQ Corporation*	253,016	8,324,226	1.9%
Electrical Equipment
Acuity Brands, Inc.	77,231	8,442,893	2.0%
Regal-Beloit Corporation	43,769	3,226,651	0.8%
Rockwell Automation, Inc.	75,812	8,957,946	2.1%
Roper Industries, Inc.	46,428	6,438,635	1.5%
		27,066,125	6.4%
Electronic Equipment, Instruments & Components
Trimble Navigation Limited*	244,972	8,500,528	2.0%
Energy Equipment & Services
Core Laboratories N.V. f	21,632	4,130,630	1.0%
Oceaneering International, Inc.*	93,209	7,352,326	1.7%
		11,482,956	2.7%
Food & Staples Retailing
The Fresh Market, Inc.*	157,296	6,370,488	1.5%
Food Products
McCormick & Co, Incorporated	131,785	9,082,622	2.1%
Health Care Equipment & Supplies
Edwards Lifesciences Corporation*	36,974	2,431,410	0.6%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2013

Common Stocks (cont.)
			% of
	Shares	Value	Net Assets
Health Care Providers & Services
Acadia Healthcare Company, Inc.*	164,546	$7,787,962	1.8%
Catamaran Corporation*f	129,940	6,169,551	1.5%
		13,957,513	3.3%
Health Care Technology
Cerner Corporation*	71,362	3,977,718	0.9%
Hotels Restaurants & Leisure
Buffalo Wild Wings Inc.*	25,838	3,803,354	0.9%
InterContinental Hotels Group PLC f	44,664	1,493,117	0.3%
		5,296,471	1.2%
Household Products
Church & Dwight Co., Inc.	147,080	9,748,462	2.3%
IT Services
Alliance Data Systems Corporation*	35,599	9,360,045	2.2%
Teradata Corporation*	112,235	5,105,570	1.2%
		14,465,615	3.4%
Leisure Equipment & Products
Polaris Industries Inc.	38,646	5,628,404	1.2%
Life Sciences Tools & Services
ICON Public Limited Company*f	215,004	8,688,311	2.0%
Illumina, Inc.*	100,214	11,085,673	2.6%
		19,773,984	4.6%
Machinery
Actuant Corporation – Class A	184,238	6,750,480	1.6%
The Middleby Corporation*	18,897	4,534,713	1.0%
WABCO Holdings Inc.	87,238	8,148,902	1.9%
		19,434,095	4.5%
Multiline Retail
Dollar Tree, Inc.*	147,415	8,317,154	1.9%
Oil, Gas & Consumable Fuels
Southwestern Energy Company*	209,451	8,237,708	1.9%
Whiting Petroleum Corporation*	136,597	8,451,256	2.0%
		16,688,964	3.9%
Pharmaceuticals
Perrigo Company PLC f	47,161	7,237,327	1.7%
Professional Services
Manpower Inc.	98,192	8,430,765	2.0%
Road & Rail
J.B. Hunt Transport Services, Inc.	112,502	8,696,405	2.0%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2013

Common Stocks (cont.)
			% of
	Shares	Value	Net Assets
Semiconductors & Semiconductor Equipment
Altera Corporation	139,701	$4,544,474	1.1%
Microchip Technology Incorporated	94,311	4,220,417	1.0%
Skyworks Solutions, Inc.*	200,864	5,736,676	1.3%
		14,501,567	3.4%
Software
ANSYS, Inc.*	93,301	8,135,847	1.9%
Citrix Systems, Inc.*	84,655	5,354,429	1.2%
Concur Technologies, Inc.*	72,863	7,518,004	1.8%
Fortinet, Inc.*	180,903	3,460,675	0.8%
The Ultimate Software Group, Inc.*	28,539	4,372,746	1.0%
Qlik Technologies Inc.*	125,099	3,331,386	0.8%
		32,173,087	7.5%
Specialty Retail
Dick’s Sporting Goods, Inc.	152,342	8,851,070	2.1%
O’Reilly Automotive, Inc.*	68,353	8,797,715	2.1%
Tiffany & Co.	75,460	7,001,179	1.6%
Tractor Supply Company*	85,592	6,640,227	1.5%
Urban Outfitters, Inc.*	171,086	6,347,291	1.5%
		37,637,482	8.8%
Textiles, Apparel & Luxury Goods
PVH Corp.	80,229	10,912,749	2.5%
Under Armour, Inc. – Class A*	97,518	8,513,321	2.0%
		19,426,070	4.5%
Trading Companies & Distributors
Fastenal Company	122,538	5,821,780	1.4%
Watsco, Inc.	64,547	6,200,385	1.4%
		12,022,165	2.8%
Total Common Stocks
(Cost $316,292,556)		413,214,588	96.3%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2013

Short-Term Investments
			% of
	Shares	Value	Net Assets
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.06%«	7,210,072	$7,210,072	1.7%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	8,000,000	8,000,000	1.8%
Total Short-Term Investments
(Cost $15,210,072)		15,210,072	3.5%
Total Investments
(Cost $331,502,628)		428,424,660	99.8%
Other Assets in Excess of Liabilities		727,952	0.2%
TOTAL NET ASSETS		$429,152,612	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2013

Summary of Fair Value Exposure at December 31, 2013

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$413,214,588	$—	$—	$413,214,588
Total Equity	413,214,588	—	—	413,214,588
Short-Term Investments
Money Market Mutual Funds	15,210,072	—	—	15,210,072
Total Short-Term Investments	15,210,072	—	—	15,210,072
Total Investments*	$428,424,660	$—	$—	$428,424,660

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

Baird SmallCap Value Fund
December 31, 2013

Portfolio Manager’s Commentary

For the year ended December 31, 2013, the Baird SmallCap Value Fund Institutional Class posted a total return of 39.85% (39.58% for the Investor Class), as compared to a gain of 34.52% for the Russell 2000 Value Index, the SmallCap Value Fund’s primary benchmark.

As we reflect on what worked last year, we note that strong security selection was the primary determinant of outperformance.  We witnessed our investment theses bear out for many of the Fund’s individual holdings, which posted better than anticipated profits, leading to upwards earnings revisions and the ultimate reward of market revaluation.  All economic sectors in which the Fund was invested posted positive absolute returns for the year, with the strongest performance coming from the Fund’s information technology, consumer discretionary and industrial sector holdings.  On a relative contribution basis, the financial services sector also added meaningfully to performance.  The healthcare and consumer staples sectors were relative detractors, although only by a small margin.

Throughout the year, the Fund held a meaningful overweight in consumer discretionary stocks, which on average outpaced the returns of both the corresponding benchmark sector and the Fund overall.  Our strategic focus on companies which operate primarily domestically helped to avoid the earnings disappointment experienced last year by many retailers with large foreign exposure.  Two long-time positions, Hanesbrands and Jarden Corp, moved sharply higher as earnings growth accelerated from both margin improvement and accretive acquisitions.  Conn’s Stores, a new position added to the Fund early in the year, saw its stock shoot higher as the benefit of store mix shift and organic growth pushed earnings higher.

The Fund benefited from our strategic repositioning of its financial sector holdings.  Mortgage real estate investment trusts and alternative credit providers (companies that tend to do well in periods of falling interest rates and deteriorating credit trends) were sold in favor of companies that stand to benefit from an anticipated rise in interest rates and an improving credit environment.  Two of the Fund’s positions, American Safety Insurance and Lender Processing Services, were also bought out at nice premiums to where their stocks were trading at the time.

Although underweight in information technology, the performance of the Fund’s holdings in the sector more than doubled during the year with all three positions posting strong absolute gains. It also should not go unmentioned that our aversion to materials stocks, predicated in our weak outlook for the Euro Area and China, was a benefit to the Fund.  The materials sector was the worst-performing economic sector in the Russell 2000 Value Index in 2013 and the Fund had no exposure to that sector during the year.

Despite posting a very solid absolute return, the Fund’s healthcare position lagged the benchmark primarily due to a failed merger and earnings disappointment for ICU Medical.  We took the opportunity to add to the Fund’s ICU Medical holding on weakness.  Finally, the Fund’s lack of exposure in the consumer staples space for most of the year was a small detractor from relative performance. The Fund finished the year, however, with a new position in Pinnacle Foods, bringing the Fund’s sector exposure roughly in line with the benchmark weight.

As we look to 2014, we note that our outlook for an acceleration in domestic economic growth and an upward bias to interest rates provide a backdrop that has historically been favorable for small capitalization stocks.  Further, valuations for the stocks in which the Fund is invested appear attractive relative to their expected growth rates.  As always, we will seek to mitigate risk by maintaining a well-diversified portfolio of businesses, which we project can exceed growth expectations and which trade at compelling valuations.  This strategy, we believe, when applied with discipline, yields attractive long-term returns for investors.

Portfolio Manager:

Michelle Stevens

Baird SmallCap Value Fund
December 31, 2013

A December 31, 2013 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Value Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**

Hanesbrands, Inc.	4.0%
Conn’s Inc.	3.9%
Jarden Corporation	3.5%
Portfolio Recovery Associates, Inc.	3.5%
Generac Holdings Inc.	3.4%
Bofi Holding, Inc.	3.1%
Universal Truckload Services, Inc.	3.1%
Encore Capital Group, Inc.	3.0%
Hexcel Corporation	3.0%
Hilltop Holdings, Inc.	3.0%

Net Assets:	$20,115,977
Portfolio Turnover Rate:	36.9%
Number of Equity Holdings:	44

Annualized Portfolio Expense Ratio:***
Gross
Institutional Class:	3.07%
Investor Class:	3.32%	****

Net
Institutional Class:	1.00%
Investor Class:	1.25%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2013.

**	Percentages shown in parentheses relate to the Fund’s total market value of investments as of December 31, 2013, and may not add up to 100% due to rounding.
***
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 1.00% of average daily net assets for the Institutional Class shares and 1.25% of average daily net assets for the Investor Class shares, at least through April 30, 2015.

****	Includes 0.25% 12b-1 fee.

Baird SmallCap Value Fund
December 31, 2013

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (5/1/12), assuming reinvestment of all distributions.

Baird SmallCap Value Fund
December 31, 2013

Average Annual Total Returns

		Since
For the Periods Ended December 31, 2013	One Year	Inception(1)
Institutional Class Shares	39.85%	24.79%
Investor Class Shares	39.58%	24.49%
Russell 2000® Value Index(2)	34.52%	24.59%

(1)	For the period from May 1, 2012 (commencement of operations) through December 31, 2013.
(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The returns shown in the table above and the line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2013

Common Stocks
			% of
	Shares	Value	Net Assets
Aerospace & Defense
Hexcel Corporation*	13,511	$603,807	3.0%
Auto Components
Motorcar Parts of America, Inc.*	28,196	544,183	2.7%
Capital Markets
Diamond Hill Investment Group, Inc.	4,245	502,353	2.5%
Construction & Engineering
MasTec, Inc.*	13,891	454,513	2.3%
Quanta Services, Inc.*	14,289	450,961	2.2%
		905,474	4.5%
Consumer Finance
Encore Capital Group, Inc.*	12,146	610,458	3.1%
EZCORP, Inc.*	13,849	161,895	0.8%
Portfolio Recovery Associates, Inc.*	13,441	710,222	3.5%
		1,482,575	7.4%
Diversified Consumer Services
Steiner Leisure Limited*f	7,611	374,385	1.9%
Diversified Telecommunication Services
Windstream Holdings, Inc.	19,795	157,964	0.8%
Electric Utilities
UIL Holdings Corporation	6,597	255,634	1.3%
Electrical Equipment
Generac Holdings Inc.	12,186	690,215	3.4%
Energy Equipment & Services
Mitcham Industries, Inc.*	11,461	202,974	1.0%
Pacific Drilling SA*f	44,058	504,905	2.5%
Vantage Drilling Co.*f	161,510	297,178	1.5%
Willbros Group, Inc.*	16,085	151,521	0.7%
		1,156,578	5.7%
Food Products
Pinnacle Foods Inc.	21,734	596,816	3.0%
Gas Utilities
South Jersey Industries, Inc.	6,840	382,766	1.9%
Health Care Equipment & Supplies
ICU Medical, Inc.*	5,673	361,427	1.8%
Health Care Providers & Services
Air Methods Corporation*	8,902	519,254	2.6%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2013

Common Stocks (cont.)
			% of
	Shares	Value	Net Assets
Household Durables
Jarden Corporation*	11,617	$712,703	3.5%
Insurance
HCC Insurance Holdings, Inc.	10,656	491,668	2.4%
Hilltop Holdings, Inc.*	25,803	596,823	3.0%
		1,088,491	5.4%
Internet Software & Services
j2 Global, Inc.	8,759	438,038	2.2%
IT Services
WEX Inc.*	4,182	414,143	2.1%
Media
John Wiley & Sons, Inc.	4,804	265,181	1.3%
Oil, Gas & Consumable Fuels
PDC Energy, Inc.*	7,316	389,357	1.9%
Sandridge Energy, Inc.*	28,523	173,135	0.9%
Targa Resources Corp.	5,412	477,176	2.4%
		1,039,668	5.2%
Real Estate Investment Trusts (REITs)
BioMed Realty Trust, Inc.	18,015	326,432	1.6%
DiamondRock Hospitality Company	34,410	397,435	2.0%
LTC Properties, Inc.	15,978	565,461	2.8%
Mid-America Apartment Communities, Inc.	4,063	246,787	1.2%
Omega Healthcare Investors, Inc.	16,675	496,915	2.5%
		2,033,030	10.1%
Road & Rail
Quality Distribution, Inc.*	27,700	355,391	1.8%
Universal Truckload Services, Inc.*	20,357	621,092	3.1%
		976,483	4.9%
Semiconductors & Semiconductor Equipment
Himax Technologies, Inc. f	37,531	552,081	2.7%
Specialty Retail
Conn’s Inc.*	9,909	780,730	3.9%
Rent-A-Center, Inc.	11,217	373,975	1.8%
		1,154,705	5.7%
Textiles, Apparel & Luxury Goods
Hanesbrands, Inc.*	11,445	804,240	4.0%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2013

Common Stocks (cont.)
			% of
	Shares	Value	Net Assets
Thrifts & Mortgage Finance
Bofi Holding, Inc.*	8,013	$628,460	3.1%
Capitol Federal Financial, Inc.	15,708	190,224	0.9%
Chicopee Bancorp, Inc.	17,180	299,104	1.5%
Westfield Financial, Inc.	22,955	171,244	0.9%
		1,289,032	6.4%
Total Common Stocks
(Cost $15,183,652)		19,301,226	96.0%
Short-Term Investments
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.06%«	439,013	439,013	2.2%
Short-Term Investments Trust –
Liquid Assets Portfolio, 0.07%«	350,000	350,000	1.7%
Total Short-Term Investments
(Cost $789,013)		789,013	3.9%
Total Investments
(Cost $15,972,665)		20,090,239	99.9%
Other Assets in Excess of Liabilities		25,738	0.1%
TOTAL NET ASSETS		$20,115,977	100.0%
Notes to Schedule of Investments
*	Non-Income Producing
f	Foreign Security
«	7-Day Yield

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2013

Summary of Fair Value Exposure at December 31, 2013

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$19,301,226	$—	$—	$19,301,226
Total Equity	19,301,226	—	—	19,301,226
Short-Term Investments
Money Market Mutual Funds	789,013	—	—	789,013
Total Short-Term Investments	789,013	—	—	789,013
Total Investments*	$20,090,239	$—	$—	$20,090,239

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy.  There were no transfers between Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the prior year’s annual report.  See the Fund’s valuation policy in Note 2a to the financial statements.

Additional Information on Fund Expenses
December 31, 2013

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a  redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/13 – 12/31/13).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2013

Actual vs. Hypothetical Returns
For the Six Months Ended December 31, 2013

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/13	12/31/13	Period(1)	12/31/13	Period(1)
Baird LargeCap Fund
Institutional Class	0.75%	$1,000.00	$1,223.70	$4.20	$1,021.42	$3.82
Investor Class	1.00%	$1,000.00	$1,222.60	$5.60	$1,020.16	$5.09

Baird MidCap Fund
Institutional Class	0.85%	$1,000.00	$1,194.30	$4.70	$1,020.92	$4.33
Investor Class	1.10%	$1,000.00	$1,193.20	$6.08	$1,019.66	$5.60

Baird SmallCap Value Fund
Institutional Class	1.00%	$1,000.00	$1,209.90	$5.57	$1,020.16	$5.09
Investor Class	1.25%	$1,000.00	$1,208.40	$6.96	$1,018.90	$6.36

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2013

	Baird	Baird	Baird
	LargeCap	MidCap	SmallCap
	Fund	Fund	Value Fund
ASSETS:
Investments, at value (cost $27,464,979,
$331,502,628 and $15,972,665, respectively)	$27,988,124	$428,424,660	$20,090,239
Dividends receivable	16,941	95,127	24,117
Interest receivable	25	913	72
Receivable for investments sold	—	4,245,063	—
Receivable for Fund shares sold	229,466	1,275,674	22,607
Prepaid expenses and other assets	7,787	7,330	12,509
Total assets	28,242,343	434,048,767	20,149,544
LIABILITIES:
Payable for securities purchased	—	4,376,075	—
Payable for Fund shares repurchased	—	93,599	1,654
Payable to Advisor and Distributor	2,685	327,768	3,713
Accrued expenses and other liabilities	39,449	98,713	28,200
Total liabilities	42,134	4,896,155	33,567
NET ASSETS	$28,200,209	$429,152,612	$20,115,977

NET ASSETS CONSIST OF:
Capital stock	$27,687,067	$329,653,238	$15,945,310
Accumulated undistributed net investment income	297	—	—
Accumulated net realized gain (loss) on investments sold	(10,300)	2,577,342	53,093
Net unrealized appreciation on investments	523,145	96,922,032	4,117,574
NET ASSETS	$28,200,209	$429,152,612	$20,115,977

INSTITUTIONAL CLASS SHARES
Net Assets	$28,045,893	$286,082,415	$19,041,291
Shares outstanding ($0.01 par value,
unlimited shares authorized)	3,541,784	19,073,652	1,358,724
Net asset value, offering and redemption price per share	$7.92	$15.00	$14.01

INVESTOR CLASS SHARES
Net Assets	$154,316	$143,070,197	$1,074,686
Shares outstanding ($0.01 par value,
unlimited shares authorized)	19,617	9,902,857	76,873
Net asset value, offering and redemption price per share	$7.87	$14.45	$13.98

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2013

	Baird	Baird	Baird
	LargeCap	MidCap	SmallCap
	Fund	Fund	Value Fund
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld
of $656, $6,128 and $0, respectively)	$285,440	$2,583,368	$207,677
Income from securities lending (Note 6)	567	9,046	—
Interest	480	11,691	451
Other income	404	3,456	191
Total investment income	286,891	2,607,561	208,319

EXPENSES:
Investment advisory fees	181,629	2,445,146	111,139
Administration fees	7,183	35,602	2,518
Shareholder servicing fees	15,242	152,556	9,715
Fund accounting fees	15,819	32,522	15,216
Professional fees	32,890	32,890	18,970
Federal and state registration	38,062	56,071	42,037
Directors fees	46,925	46,975	53,625
Custody fees	5,270	17,937	8,559
Reports to shareholders	3,180	24,190	2,437
Distribution expense – Investor Class Shares (Note 8)	816	278,071	934
Miscellaneous expenses	149	1,195	63
Total expenses	347,165	3,123,155	265,213
Expense reimbursement by Advisor (Note 5)	(136,777)	(73,919)	(133,527)
Net expenses	210,388	3,049,236	131,686

NET INVESTMENT INCOME (LOSS)	76,503	(441,675)	76,633

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	13,127,622	12,919,158	345,941
Change in unrealized appreciation/depreciation
on investments and support agreement (Note 6)	(5,351,781)	78,465,897	3,905,459
Net realized and unrealized gain on investments	7,775,841	91,385,055	4,251,400
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$7,852,344	$90,943,380	$4,328,033

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird LargeCap Fund

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income	$76,503	$87,901
Net realized gain on investments	13,127,622	1,226,478
Change in unrealized appreciation/depreciation
on investments and support agreement	(5,351,781)	1,573,815
Net increase in net assets resulting from operations	7,852,344	2,888,194

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,465,469	4,396,047
Shares issued to holders in reinvestment of dividends	11,004,303	87,560
Cost of shares redeemed	(8,523,677)	(3,519,081)
Net increase in net assets resulting
from capital share transactions	6,946,095	964,526

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(76,300)	(87,281)
From net realized gains	(10,867,055)	—
Total Distributions	(10,943,355)	(87,281)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	—	(552)
From net realized gains	(60,948)	—
Total Distributions	(60,948)	(552)

TOTAL INCREASE IN NET ASSETS	3,794,136	3,764,887

NET ASSETS:
Beginning of year	24,406,073	20,641,186
End of year (including undistributed net investment
income of $297 and $94, respectively)	$28,200,209	$24,406,073

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird MidCap Fund

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income (loss)	$(441,675)	$696,185
Net realized gain on investments	12,919,158	650,959
Change in unrealized appreciation/depreciation
on investments and support agreement	78,465,897	10,853,958
Net increase in net assets resulting from operations	90,943,380	12,201,102

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	184,044,271	194,674,969
Shares issued to holders in reinvestment of dividends	8,466,032	1,807,198
Cost of shares redeemed	(66,916,146)	(28,924,851)
Other capital contribution (Note 3)	118	—
Net increase in net assets resulting
from capital share transactions	125,594,275	167,557,316

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	—	(484,795)
From net realized gains	(5,756,644)	(704,473)
Total Distributions	(5,756,644)	(1,189,268)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	—	(211,430)
From net realized gains	(2,987,660)	(459,510)
Total Distributions	(2,987,660)	(670,940)

TOTAL INCREASE IN NET ASSETS	207,793,351	177,898,210

NET ASSETS:
Beginning of year	221,359,261	43,461,051
End of year	$429,152,612	$221,359,261

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird SmallCap Value Fund

		May 1, 2012^
	Year Ended	through
	December 31, 2013	December 31, 2012
OPERATIONS:
Net investment income	$76,633	$92,988
Net realized gain on investments	345,941	9,231
Change in unrealized appreciation/depreciation
on investments	3,905,459	212,115
Net increase in net assets resulting from operations	4,328,033	314,334

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,409,735	8,131,922
Shares issued to holders in reinvestment of dividends	325,192	117,482
Cost of shares redeemed	(1,934,888)	(104,132)
Net increase in net assets resulting
from capital share transactions	7,800,039	8,145,272

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(70,596)	(89,865)
From net realized gains	(265,202)	(25,034)
Total Distributions	(335,798)	(114,899)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(3,119)	(2,036)
From net realized gains	(15,228)	(621)
Total Distributions	(18,347)	(2,657)

TOTAL INCREASE IN NET ASSETS	11,773,927	8,342,050

NET ASSETS:
Beginning of period	8,342,050	—
End of period	$20,115,977	$8,342,050

^  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird LargeCap Fund – Institutional Class

	Year Ended December 31,
	2013(1)	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$9.86	$8.71	$8.93	$7.57	$5.59
Income from
investment operations:
Net investment income	0.03 (2)	0.04 (2)	0.01	0.01	0.03
Net realized and unrealized
gains (losses) on investments	3.16	1.15	(0.22)	1.36	1.98
Total from investment operations	3.19	1.19	(0.21)	1.37	2.01
Less distributions:
Distributions from
net investment income	(0.04)	(0.04)	(0.01)	(0.01)	(0.03)
Distributions from
net realized gains	(5.09)	—	—	—	—
Total distributions	(5.13)	(0.04)	(0.01)	(0.01)	(0.03)
Net asset value, end of year	$7.92	$9.86	$8.71	$8.93	$7.57

Total return	32.68%	13.62%	(2.34)%	18.06%	36.27%

Supplemental data and ratios:
Net assets, end of year (millions)	$28.0	$24.0	$20.5	$23.4	$20.7
Ratio of expenses
to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average
net assets (before waivers)	1.24%	1.34%	1.35%	1.40%	1.39%
Ratio of net investment income
to average net assets	0.28%	0.37%	0.12%	0.14%	0.46%
Ratio of net investment loss to
average net assets (before waivers)	(0.21)%	(0.22)%	(0.48)%	(0.51)%	(0.18)%
Portfolio turnover rate(3)	127.7%	39.2%	38.2%	52.0%	58.7%

(1)	Effective December 23, 2013, Baird Kailash Group, LLC became the Fund’s subadviser.
(2)	Calculated using average shares outstanding during the year.
(3)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.  The Baird LargeCap Fund’s portfolio turnover rate in 2013 was higher than previous years primarily due to the implementation of a new investment strategy for the Fund by Baird Kailash Group, LLC, the Fund’s subadviser.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird LargeCap Fund – Investor Class

	Year Ended December 31,
	2013(1)		2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$9.82		$8.68	$8.91	$7.56	$5.59
Income from
investment operations:
Net investment income (loss)	0.00	(2)(3)	0.01 (2)	(0.01)	(0.02)	0.02
Net realized and unrealized
gains (losses) on investments	3.14		1.15	(0.22)	1.37	1.97
Total from investment operations	3.14		1.16	(0.23)	1.35	1.99
Less distributions:
Distributions from
net investment income	—		(0.02)	—	—	(0.02)
Distributions from
net realized gains	(5.09)		—	—	—	—
Total distributions	(5.09)		(0.02)	—	—	(0.02)
Net asset value, end of year	$7.87		$9.82	$8.68	$8.91	$7.56

Total return	32.34%		13.32%	(2.58)%	17.86%	35.79%

Supplemental data and ratios:
Net assets, end of year (millions)	$0.2		$0.4	$0.2	$0.1	$0.3
Ratio of expenses
to average net assets	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.49%		1.59%	1.60%	1.65%	1.64%
Ratio of net investment income (loss)
to average net assets	0.03%		0.12%	(0.13)%	(0.11)%	0.21%
Ratio of net investment loss to
average net assets (before waivers)	(0.46)%		(0.47)%	(0.73)%	(0.76)%	(0.43)%
Portfolio turnover rate(4)	127.7%		39.2%	38.2%	52.0%	58.7%

(1)	Effective December 23, 2013, Baird Kailash Group, LLC became the Fund’s subadviser.
(2)	Calculated using average shares outstanding during the year.
(3)	Amount is less than $0.005.
(4)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.  The Baird LargeCap Fund’s portfolio turnover rate in 2013 was higher than previous years primarily due to the implementation of a new investment strategy for the Fund by Baird Kailash Group, LLC, the Fund’s subadviser.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Institutional Class

	Year Ended December 31,
	2013	2012	2011		2010		2009
Per Share Data:
Net asset value, beginning of year	$11.52	$9.98	$10.04		$7.90		$5.63
Income from
investment operations:
Net investment income (loss)	(0.01)	0.07 (1)	(0.01	)(1)	(0.01	)(1)	0.02 (1)
Net realized and unrealized
gains on investments	3.80	1.57	0.54		2.15		2.27
Total from investment operations	3.79	1.64	0.53		2.14		2.29
Less distributions:
Distributions from
net investment income	—	(0.04)	—		—		(0.02)
Distributions from
net realized gains	(0.31)	(0.06)	(0.59)		—		—
Total distributions	(0.31)	(0.10)	(0.59)		—		(0.02)
Net asset value, end of year	$15.00	$11.52	$9.98		$10.04		$7.90

Total return	32.90%	16.49%	5.19%		27.09%		40.90%

Supplemental data and ratios:
Net assets, end of year (millions)	$286.1	$137.2	$40.9		$33.4		$25.5
Ratio of expenses
to average net assets	0.85%	0.85%	0.85%		0.85%		0.85%
Ratio of expenses to average
net assets (before waivers)	0.87%	0.97%	1.21%		1.30%		1.34%
Ratio of net investment income (loss)
to average net assets	(0.04)%	0.65%	(0.10)%		(0.10)%		0.25%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.06)%	0.53%	(0.46)%		(0.55)%		(0.24)%
Portfolio turnover rate(2)	36.3%	29.5%	44.8%		62.7%		61.3%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Investor Class

	Year Ended December 31,
	2013	2012	2011		2010		2009
Per Share Data:
Net asset value, beginning of year	$11.13	$9.66	$9.76		$7.69		$5.49
Income from
investment operations:
Net investment income (loss)	(0.03)	0.04 (1)	(0.03	)(1)	(0.03	)(1)	0.00	(1)(2)
Net realized and unrealized
gains on investments	3.66	1.52	0.52		2.10		2.21
Total from investment operations	3.63	1.56	0.49		2.07		2.21
Less distributions:
Distributions from
net investment income	—	(0.03)	—		—		(0.01)
Distributions from
net realized gains	(0.31)	(0.06)	(0.59)		—		—
Total distributions	(0.31)	(0.09)	(0.59)		—		(0.01)
Net asset value, end of year	$14.45	$11.13	$9.66		$9.76		$7.69

Total return	32.62%	16.16%	4.93%		26.92%		40.52%

Supplemental data and ratios:
Net assets, end of year (millions)	$143.1	$84.1	$2.6		$1.1		$1.6
Ratio of expenses
to average net assets	1.10%	1.10%	1.10%		1.10%		1.10%
Ratio of expenses to average
net assets (before waivers)	1.12%	1.22%	1.46%		1.55%		1.59%
Ratio of net investment income (loss)
to average net assets	(0.29)%	0.40%	(0.35)%		(0.35)%		0.00%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.31)%	0.28%	(0.71)%		(0.80)%		(0.49)%
Portfolio turnover rate(3)	36.3%	29.5%	44.8%		62.7%		61.3%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Institutional Class

		May 1, 2012^
	Year Ended	through
	December 31, 2013	December 31, 2012
Per Share Data:
Net asset value, beginning of period	$10.20	$10.00
Income from investment operations:
Net investment income(1)	0.07	0.15
Net realized and unrealized gains on investments	3.99	0.20
Total from investment operations	4.06	0.35
Less distributions:
Distributions from net investment income	(0.05)	(0.12)
Distributions from net realized gains	(0.20)	(0.03)
Total distributions	(0.25)	(0.15)
Net asset value, end of period	$14.01	$10.20

Total return	39.85%	3.52	%(2)

Supplemental data and ratios:
Net assets, end of period (millions)	$19.0	$8.1
Ratio of expenses to average net assets	1.00%	1.00	%(3)
Ratio of expenses to average net assets (before waivers)	2.02%	3.06	%(3)
Ratio of net investment income to average net assets	0.71%	2.32	%(3)
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.31)%	0.26	%(3)
Portfolio turnover rate(4)	36.9%	24.6	%(2)

^	Commencement of operations.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Investor Class

		May 1, 2012^
	Year Ended	through
	December 31, 2013	December 31, 2012
Per Share Data:
Net asset value, beginning of period	$10.19	$10.00
Income from investment operations:
Net investment income(1)	0.04	0.14
Net realized and unrealized gains on investments	3.99	0.19
Total from investment operations	4.03	0.33
Less distributions:
Distributions from net investment income	(0.04)	(0.11)
Distributions from net realized gains	(0.20)	(0.03)
Total distributions	(0.24)	(0.14)
Net asset value, end of period	$13.98	$10.19

Total return	39.58%	3.32	%(2)

Supplemental data and ratios:
Net assets, end of period (millions)	$1.1	$0.2
Ratio of expenses to average net assets	1.25%	1.25	%(3)
Ratio of expenses to average net assets (before waivers)	2.27%	3.31	%(3)
Ratio of net investment income to average net assets	0.46%	2.07	%(3)
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.56)%	0.01	%(3)
Portfolio turnover rate(4)	36.9%	24.6	%(2)

^	Commencement of operations.
(1)	Calculated using average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2013

1.Organization

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird LargeCap Fund, the Baird MidCap Fund and the Baird SmallCap Value Fund (each a “Fund” and collectively the “Funds”), three of the nine series comprising the Corporation. Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).

The Baird LargeCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on September 29, 2000. The Baird MidCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on December 29, 2000. The Baird SmallCap Value Fund commenced operations with the sale of both Institutional and Investor Class Shares on May 1, 2012.  The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 8.

The Baird LargeCap Fund seeks long-term growth of capital through investments in equity securities of large-capitalization companies.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird SmallCap Value Fund seeks long-term growth of capital through investments in equity securities of small-capitalization companies.

On December 31, 2013, shareholders affiliated with the Advisor held 86% of the Institutional Class shares of the Baird LargeCap Fund, 13% of the Institutional Class shares of the Baird MidCap Fund and 57% of the Institutional Class shares of the Baird SmallCap Value Fund.  These shareholders included the Advisor’s participant-directed retirement and deferred compensation plans and the Baird Foundation.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, the Funds’ independent pricing service, does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including

Notes to the Financial Statements
December 31, 2013

2.	Significant Accounting Policies (cont.)

NASDAQ, are valued at the average of the current bid and asked price.  Debt securities are valued at their bid prices by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost plus or minus any amortized discount or premium.  Investments in mutual funds are valued at their stated net asset value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

b)
Foreign Securities – Foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.  All of the foreign securities owned by the Funds as of December 31, 2013 are traded directly on the New York Stock Exchange or NASDAQ or through an American Depository Receipt (ADR).

c)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2013, or for any other tax years which are open for exam.  As of December 31, 2013, open tax years include the tax years ended December 31, 2010 through 2013.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations.  During the year, the Funds did not incur any interest or penalties.

Notes to the Financial Statements
December 31, 2013

2.	Significant Accounting Policies (cont.)
d)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series of the Corporation in proportion to their assets.

f)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)
Securities Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.

h)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

i)
Recent Accounting Pronouncement – In January, 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11, to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS.  This requires increased disclosure for both gross and net information for derivatives and other financial instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”).  Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c).  The effective date of each ASU is for interim and annual periods beginning on or after January 1, 2013.  The Funds are not required to disclose the applicable requirements of this accounting standard in their Statement of Assets & Liabilities due to the absence of a master netting agreement relating to the Funds’ participation in securities lending.  As such, no additional disclosures have been made on behalf of the Funds.

Notes to the Financial Statements
December 31, 2013

3.	Capital Share Transactions

The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird LargeCap Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	412,836	$4,388,931	Shares sold	7,175	$76,538
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	1,390,515	10,943,355	of dividends	7,794	60,948
Shares redeemed	(700,194)	(8,160,107)	Shares redeemed	(31,739)	(363,570)
Net increase	1,103,157	$7,172,179	Net decrease	(16,770)	$(226,084)
Shares Outstanding:			Shares Outstanding:
Beginning of year	2,438,627		Beginning of year	36,387
End of year	3,541,784		End of year	19,617

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	441,736	$4,208,785	Shares sold	19,311	$187,262
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	8,906	87,008	of dividends	57	552
Shares redeemed	(363,417)	(3,510,278)	Shares redeemed	(877)	(8,803)
Net increase	87,225	$785,515	Net increase	18,491	$179,011
Shares Outstanding:			Shares Outstanding:
Beginning of year	2,351,402		Beginning of year	17,896
End of year	2,438,627		End of year	36,387

Notes to the Financial Statements
December 31, 2013

3.	Capital Share Transactions (cont.)

Baird MidCap Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	9,558,656	$126,368,466	Shares sold	4,440,509	$57,675,805
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	374,122	5,585,636	of dividends	200,305	2,880,396
Shares redeemed	(2,772,115)	(37,423,433)	Shares redeemed	(2,295,565)	(29,492,713)
Other capital			Other capital
contribution(1)	—	75	contribution(1)	—	43
Net increase	7,160,663	$94,530,744	Net increase	2,345,249	$31,063,531
Shares Outstanding:			Shares Outstanding:
Beginning of year	11,912,989		Beginning of year	7,557,608
End of year	19,073,652		End of year	9,902,857

Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	9,309,112	$105,381,603	Shares sold	8,244,350	$89,293,366
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	101,019	1,151,612	of dividends	59,491	655,586
Shares redeemed	(1,594,189)	(17,822,841)	Shares redeemed	(1,013,547)	(11,102,010)
Net increase	7,815,942	$88,710,374	Net increase	7,290,294	$78,846,942
Shares Outstanding:			Shares Outstanding:
Beginning of year	4,097,047		Beginning of year	267,314
End of year	11,912,989		End of year	7,557,608

(1)  Reimbursement from Advisor for trade error.

Notes to the Financial Statements
December 31, 2013

3.	Capital Share Transactions (cont.)

Baird SmallCap Value Fund
Institutional Class Shares			Investor Class Shares
	Year Ended			Year Ended
	December 31, 2013			December 31, 2013
	Shares	Amount		Shares	Amount
Shares sold	686,823	$8,629,742	Shares sold	58,124	$779,993
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	22,607	314,468	of dividends	773	10,724
Shares redeemed	(149,451)	(1,918,409)	Shares redeemed	(1,298)	(16,479)
Net increase	559,979	$7,025,801	Net increase	57,599	$774,238
Shares Outstanding:			Shares Outstanding:
Beginning of year	798,745		Beginning of year	19,274
End of year	1,358,724		End of year	76,873

Institutional Class Shares			Investor Class Shares
	May 1, 2012^ through			May 1, 2012^ through
	December 31, 2012			December 31, 2012
	Shares	Amount		Shares	Amount
Shares sold	797,462	$7,940,296	Shares sold	19,510	$191,626
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment			reinvestment
of dividends	11,425	114,825	of dividends	264	2,657
Shares redeemed	(10,142)	(99,362)	Shares redeemed	(500)	(4,770)
Net increase	798,745	$7,955,759	Net increase	19,274	$189,513
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	798,745		End of period	19,274

^  Commencement of operations.

Notes to the Financial Statements
December 31, 2013

4.	Investment Transactions and Income Tax Information

During the year ended December 31, 2013, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird
	LargeCap Fund	MidCap Fund	SmallCap Value Fund
Purchases:	$34,720,813	$219,564,140	$12,274,722
Sales:	$39,139,909	$112,369,563	$ 4,650,864

The Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund did not purchase or sell U.S. Government securities during the year ended December 31, 2013.

At December 31, 2013, accumulated earnings/losses on a tax basis were as follows:

	Baird	Baird	Baird
	LargeCap	MidCap	SmallCap
	Fund	Fund	Value Fund
Cost of Investments	$27,493,646	$332,454,069	$16,021,197
Gross unrealized appreciation	561,125	102,894,237	4,473,127
Gross unrealized depreciation	(66,647)	(6,923,646)	(404,085)
Net unrealized appreciation	$494,478	$95,970,591	$4,069,042
Undistributed ordinary income	297	1,023,078	30,444
Undistributed long-term capital gain	18,367	2,505,705	71,181
Total distributable earnings	$18,664	$3,528,783	$101,625
Other accumulated losses	—	—	—
Total accumulated earnings	$513,142	$99,499,374	$4,170,667

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, and non-deductible expenses.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2013, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Baird LargeCap Fund	$—	$—	$—
Baird MidCap Fund	441,675	(991,493)	549,818
Baird SmallCap Value Fund	(2,918)	2,919	(1)

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended, December 31, 2013, the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund did not defer any capital losses occurring between November 1, 2013 and December 31, 2013.

Notes to the Financial Statements
December 31, 2013

4.	Investment Transactions and Income Tax Information (cont.)

To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers. During the year ended December 31, 2013, the Baird LargeCap Fund utilized capital loss carryovers of $2,199,210.

During the year ended December 31, 2013, the Funds paid the following dividends:

	Ordinary Income Dividends	Long-Term Capital Gain
Baird LargeCap Fund	$76,300	$10,928,003
Baird MidCap Fund	5,304,795	3,439,509
Baird SmallCap Value Fund	98,898	255,247

A significant portion of the long-term capital gain realized by the Baird LargeCap Fund was attributable to the implementation of a new investment strategy for the Fund by Baird Kailash Group LLC (“BKG”), the Fund’s subadviser.  The implementation of the new strategy resulted in the sale of nearly all of the Fund’s holdings.

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2013.  To the extent necessary to fully distribute such capital gains, the Baird MidCap Fund also designated earnings and profits distributed to shareholders on the redemption of shares.

During the year ended December 31, 2012, the Funds paid the following dividends:

	Ordinary Income Dividends	Long-Term Capital Gain
Baird LargeCap Fund	$87,833	$—
Baird MidCap Fund	696,185	1,164,023
Baird SmallCap Value Fund	115,676	1,880

5.	Investment Advisory and Other Agreements

The Funds have entered into Investment Advisory Agreements with Baird for the provision of investment advisory services.  Pursuant to the Investment Advisory Agreements, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Baird LargeCap Fund, 0.75% for the Baird MidCap Fund and 0.85% for the Baird SmallCap Value Fund as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

Baird has entered into a Sub-Advisory Agreement with BKG, pursuant to which BKG acts as subadviser to the Baird LargeCap Fund (the “Sub-Advisory Agreement”).  Baird is responsible for paying BKG a subadvisory fee, which is calculated daily and paid monthly at the annual rate of 0.45% of the average daily net assets of the Baird LargeCap Fund, out of the advisory fee that the Baird LargeCap Fund pays to Baird.  Certain officers of BKG are also officers of the Funds.

For the year ended December 31, 2013 and through April 30, 2015, the Advisor has contractually agreed to waive its  investment advisory fee and/or reimburse the Funds’ operating expenses (exclusive of brokerage, taxes, and extraordinary  expenses) to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following  percentages of average daily net assets:

	Institutional Class Shares	Investor Class Shares
Baird LargeCap Fund	0.75%	1.00%
Baird MidCap Fund	0.85%	1.10%
Baird SmallCap Value Fund	1.00%	1.25%

Notes to the Financial Statements
December 31, 2013

5.	Investment Advisory and Other Agreements (cont.)

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
	2013	2012		2011
Reimbursed/Absorbed Expenses Subject
to Recovery by Advisor Until:	2016	2015		2014
Baird LargeCap Fund	$136,777	$141,680		$136,264
Baird MidCap Fund	$73,919	$153,676		$136,295
Baird SmallCap Value Fund	$133,527	$91,176	(1)	N/A

(1)	Amount shown reflects expense reimbursements made by the Advisor from May 1, 2012 (commencement of operations) through December 31, 2012.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund for the year ended December 31, 2013.

6.	Securities Lending

Each Fund may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in  a securities lending program administered by U.S. Bank N.A., the Funds’ custodian and an affiliate of the Funds’ transfer  agent and administrator. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2013, none of the Funds had securities on loan.  When a Fund engages in securities lending, loaned securities are collateralized by cash equivalents. The cash collateral is invested by the custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

Notes to the Financial Statements
December 31, 2013

6.	Securities Lending (cont.)

The Funds receive cash as collateral in return for securities lent as part of a securities lending program. The collateral is invested in the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act).

For most of 2013, the Baird LargeCap Fund and the Baird MidCap Fund held interests in Atlantic East Funding, LLC (“AEF Interests”), which investment was held by those Funds as a securities lending cash collateral investment overseen by the Funds' securities lending agent.  On December 17, 2013, those Funds assigned their AEF Interests to the parent company of the Funds' securities lending agent in exchange for consideration equal to the par value of the AEF Interests.  The amounts paid to each Fund, and the respective par amounts, are shown in the table below.

		Par Value of
	Payment Amount	AEF Interests
LargeCap Fund	$116,298	$116,298
MidCap Fund	163,713	163,713
Total Baird Equity Funds	$280,011	$280,011

The assignment of the AEF Interests did not result in a gain or loss to any of the Funds.  The support agreement was terminated in connection with the assignment.

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations. Interest income earned on collateral investments and recognized by the Funds during the year ended December 31, 2013 for the Baird LargeCap Fund and Baird MidCap Fund was $567 and $9,046, respectively.  The SmallCap Value Fund did not participate in the securities lending program during the year.

7.	Line of Credit

The Corporation maintains an uncommitted, senior secured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank. The Bank charged interest at the Bank’s Prime Rate less 2% (weighted average rate of 1.25% during 2013). For the year ended December 31, 2013, the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund did not borrow on the LOC.

8.	Distribution and Shareholder Service Plan

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares. The Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund incurred $816, $278,071 and $934, respectively, in fees pursuant to the Plan during the year ended December 31, 2013.

Notes to the Financial Statements
December 31, 2013

9.	Special Meeting of Baird LargeCap Fund Shareholders

A special meeting of the shareholders of the Baird LargeCap Fund (the “Fund”), a series of Baird Funds, Inc. (the “Corporation”), was held at the offices of the Corporation at 777 East Wisconsin Avenue, 29th Floor, Milwaukee, Wisconsin 53202 on Friday, December 20, 2013, at 8:00 a.m. (Central Time).  The special meeting was held pursuant to notice to all shareholders of record as of the close of business on October 25, 2013.  The purpose of the special meeting was to consider three proposals: (1) the approval of a new investment advisory agreement between the Company, on behalf of the Fund, and Robert W. Baird & Co. Incorporated, the Fund’s existing investment adviser (the “Advisor”); (2) the approval of a new subadvisory agreement between the Advisor and Baird Kailash Group, LLC, the proposed new subadvisor to the Fund; and (3) the approval of an amendment to the Fund’s investment objective to remove dividend income as a secondary consideration.  Those proposals were more fully described in the Fund’s proxy statement dated November 4, 2013 (“Proxy Statement”).  At the special meeting, the shareholders of the Fund voted unanimously to approve all three proposals as described in the Proxy Statement.  A report of the votes cast is set forth below.

Proposal		For	Against	Abstain
1.	To approve a new investment advisory agreement
	between the Company and the Advisor.	2,036,269	0	0

2.	To approve a new subadvisory agreement between
	the Advisor and Baird Kailash Group, LLC.	2,036,269	0	0

3.	To approve an amendment to the
	Fund’s investment objective.	2,036,269	0	0

10.	Subsequent Event

In preparing these financial statements, the Corporation has evaluated events after December 31, 2013.  The Baird Ultra Short Bond Fund, a new series of the trust, commenced operations on December 31, 2013.  The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.  There were no additional subsequent events since December 31, 2013 through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund (three of the nine funds constituting Baird Funds, Inc.) (collectively the “Funds”), including the schedules of investments, as of December 31, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Baird LargeCap Fund and Baird MidCap Fund, the statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended December 31, 2013 and for the period from May 1, 2012 (inception) to December 31, 2012 for the Baird SmallCap Value Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 27, 2014

Directors & Officers
As of December 31, 2013

G. Frederick Kasten, Jr.
Independent Director and Chairman
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  74
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Retired; Chairman, the Advisor (January 2000-December 2005); Chairman and CEO, the Advisor (January 1998-January 2000); President, Chairman and CEO, the Advisor (June 1983-January 1998); President, the Advisor (January 1979-January 1983)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  None

John W. Feldt
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  71
c/o University of Wisconsin Foundation
1848 University Avenue
Madison, WI  53726
Principal Occupation(s) During the Past 5 Years:  Retired; Senior Vice President-Finance, University of Wisconsin Foundation (1985-2006); Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios)

Frederick P. Stratton, Jr.
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  74
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman of the Board, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor.

Marlyn J. Spear, CFA
Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  60
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Investment Officer, Building Trades United Pension Trust Fund, since July 1989; Investment Officer, Northwestern Mutual Financial Network (1988-1989); Assistant Vice-President, Firstar Trust Company (1978-1987); Financial Analyst, Harco Holdings, Inc. (1976-1978)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio)

Directors & Officers
As of December 31, 2013

Cory L. Nettles*
Interested Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  43
c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm, since January 2005; Secretary, Wisconsin Department of Commerce (January 2003 – January 2005)
Number of Portfolios in Complex Overseen by Director:  8
Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor;
Director of Associated Banc-Corp

Mary Ellen Stanek
President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age: 57
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000; Director, Baird Kailash Group, LLC since December 2013

Charles B. Groeschell
Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age: 60
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000

Todd S. Nichol
Vice President and Chief Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2004
Age: 51
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice President, the Advisor (January 2004-January 2005)

Dominick P. Zarcone
Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2011
Age: 55
777 East Wisconsin Avenue
Milwaukee, WI  53202
Principal Occupation(s) During the Past 5 Years:  Chief Financial Officer, the Advisor since March 2011; Chief Operating Officer-Investment Banking, the Advisor (June 2004-March 2011); Managing Director, the Advisor since February 1995

Charles M. Weber
Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age: 50
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor since January 2009; Chief Compliance Officer and Secretary, Baird Kailash Group, LLC since July 2013; Associate General Counsel, the Advisor (July 2005-December 2012)

Directors & Officers
As of December 31, 2013

Peter J. Hammond
Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 50
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:
Senior Vice President, the Advisor since March 2012; Vice President, Baird Kailash Group, LLC since July 2013; Executive VP and Chief Administrative Officer, UMB Fund Services (September 1996-March 2012)

Dustin J. Hutter
Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 37
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  Director of Reporting and Analysis, Capital Markets Finance since February 2013; Senior Vice President, the Advisor since January 2011; Treasurer, Baird Kailash Group, LLC since July 2013; First Vice President, the Advisor (January 2008-December 2010); Vice President, the Advisor (January 2006-December 2007); Assistant Controller, the Advisor (January 2006-January 2013)

Andrew D. Ketter
Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age: 39
777 East Wisconsin Avenue
Milwaukee, WI 53202
Principal Occupation(s) During the Past 5 Years:  First Vice President and Associate General Counsel, the Advisor since September 2010; Associate, Quarles & Brady LLP, a law firm (September 2002-August 2010)

*
Mr. Nettles is considered an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds..  The Advisor has invested in and may in the future invest in private equity funds managed by Generation Growth Capital, Inc., a company of which Mr. Nettles is affiliated, through its division, Baird Capital.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for the Baird Equity Funds

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”), including the directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 14 and August 21, 2013 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird LargeCap, MidCap and SmallCap Value Funds (the “Funds”).  The Board, including the Independent Directors, approved the investment advisory agreement through a process that concluded at the August 21, 2013 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the renewal of the investment advisory agreement, information in response to requests from the Board from the Advisor (including the Advisor’s Form ADV, Form BD, annual report and financial statements), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2013, management fees and expense ratios and other pertinent information.  The Board also considered relevant case law.

The Independent Directors met separately in executive session with Fund’s legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response with the President of the Funds and the Director of Baird Investment Management.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board reviewed and considered the Advisor’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures.  The Board noted the Advisor’s overall reputation and positive name recognition, the depth of the Advisor’s personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments.  The Board further noted that the Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provided for the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, compliance, risk management services, valuation, providing support services to the Board and committees of the Board and overseeing the Funds’ other service providers.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds.  The Board also considered the strength

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for the Baird Equity Funds (cont.)

of the Advisor’s compliance department, including the Funds’ chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board reviewed a summary of the Advisor’s risk management tools and process.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2013 regarding each Fund’s performance in comparison to its benchmark index and its peer group as determined by Lipper.  The Board noted that the Baird LargeCap Fund had outperformed the Lipper peer group average and benchmark index for the since inception period but lagged the average and benchmark index for the one-year, five-year and ten-year periods.  The Board also considered the Advisor’s quarterly commentary and discussion of the reasons for the LargeCap Fund’s underperformance during such periods.  The Board noted that the performance of the Baird MidCap Fund had exceeded its Lipper peer group average for the five-year, ten-year and since inception periods but lagged the average for the one-year period.  The Fund’s performance had exceeded the benchmark index for the five-year and since inception periods but lagged the index for the one-year and ten-year periods.  With respect to the SmallCap Value Fund, the Board noted that the Fund had trailed its Lipper peer group average and benchmark index for the one-year period, had exceeded the peer group average for the since inception period and trailed the benchmark index for the since inception period.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that each Fund’s advisory fee was comparable to the average and median for all mutual funds in its Morningstar category.  The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and found that the investment management fee paid by the LargeCap and MidCap Funds was 10 basis points (or 0.10%) less than what the Advisor charges on the first $10 million of a separately managed account.  With respect to the SmallCap Value Fund, the Fund’s investment management fee was 15 basis points (or 0.15%) less than what the Advisor charges on the first $20 million of a separately managed account.  The Board recognized the extent of the significant additional services provided to each Fund that the Advisor did not provide to its other clients, such as certain administrative services, oversight of the Funds’ other service providers, director support, risk management, regulatory compliance and various other services.

The Board also examined the total expense ratio of each Fund relative to all other mutual funds in its Morningstar category.  The Board noted that each Fund’s total expense ratio (both for its Institutional and Investor Class shares), after fee waivers and expense reimbursements by the Advisor, was lower than the average and median expense ratios for all funds in its Morningstar category and also in the lowest or second lowest quartile.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for the Baird Equity Funds (cont.)

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds.  The Board noted that the Advisor had waived significant fees and/or reimbursed expenses for the Funds since their respective inception dates.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also discussed a report regarding payments made to financial intermediaries with a representative of the Advisor, noting that all fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor and that any payments by the Advisor for distribution were made from the Advisor’s profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size.  The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However, the Board recognized that the Advisor has been waiving fees and/or reimbursing expenses for the Funds since their inception.  The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  The directors concluded that the current fee structure of each Fund was reasonable and that breakpoint reductions may be considered in the future.

Benefits Derived from the Relationship with the Funds

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds.  However, the Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The Board considered that the Advisor’s asset management business may experience some ancillary benefits from its association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement and Subadvisory Agreement
for the Baird LargeCap Fund

Board Considerations of New Advisory Agreement

The Board reviewed a new advisory agreement between the Advisor and the Corporation on behalf of the LargeCap Fund (the “New Advisory Agreement”) at a special meeting on October 14, 2013.  The Board was provided with materials relevant to its consideration of the New Advisory Agreement, such as the information about the Advisor’s services under the New Advisory Agreement, including supervision of Baird Kailash Group, LLC (“Baird Kailash”) as subadvisor to the Fund, updated information to the Advisor’s 15(c) response as provided to the Board at the August 2013 meeting, information about changes to the Funds’ compliance program, the Code of Ethics for the Baird Funds and the Advisor and a memorandum provided by the Company’s legal counsel.  The Board reviewed the advisory fee that would be paid by the Fund under the New Agreement, the expense limitation agreement and comparative fee and expense information provided by an independent third party.  The Board discussed the New Advisory Agreement and information provided by the Advisor with the President of the Corporation.

The Board also evaluated the New Advisory Agreement in light of the conclusions it reached and information considered in connection with the approval of the prior advisory agreement between the Company and the Advisor with respect to the Fund on August 21, 2013.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the New Advisory Agreement, including performance, management fee and other expense information and discussions with Fund management.

In considering the New Advisory Agreement, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions.  In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Fund, noting that the Advisor has served as the Fund’s investment adviser since its inception in 2000.  The Board noted the Advisor’s long-term relationship with the Company and the services the Advisor provides to the Fund and the other series of the Company.  The Board discussed the fact that the Advisor had chosen the investment strategy to be employed by Baird Kailash as subadvisor and had selected Baird Kailash to make the day-to-day investment decisions for the Fund.  The Board discussed the Advisor’s responsibilities for overseeing Baird Kailash as subadvisor and for monitoring the Fund’s compliance with applicable requirements under the securities laws.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Fund was appropriate and that the Fund was likely to benefit from services provided under the New Advisory Agreement.

Investment Performance of the Advisor and the Fund

As part of its annual contract review at the August 21, 2013 regular meeting, the Board reviewed information as of June 30, 2013 regarding the Fund’s performance in comparison to its benchmark index and peer group as determined by Lipper.  At that meeting, the Board noted that the Fund had outperformed the Lipper peer group average and benchmark index for the since inception period but lagged the average and benchmark index for the one-year, five-year and ten-year periods.  The Board also considered the Advisor’s quarterly commentary and discussion of the reasons for the Fund’s underperformance during such periods.  At the October 14 meeting, in considering the Fund’s performance, the Board considered the Advisor’s recommendation to employ Baird Kailash as the Fund’s subadvisor.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Advisor’s management.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement and Subadvisory Agreement
for the Baird LargeCap Fund (cont.)

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the Fund’s fee and expense information, noting that the advisory fee under the New Advisory Agreement is identical to the advisory fee under the prior advisory agreement. The Board noted that the Fund’s advisory fee was slightly below the average and median for all mutual funds in its Morningstar category.  As part of its review at the August 21, 2013 meeting, the Board had reviewed and considered management fees charged by the Advisor to other investment advisory clients and found that the investment management fee paid by the Fund was 10 basis points (or 0.10%) less than what the Advisor charges on the first $10 million of a separately managed account.  The Board recognized the extent of the significant additional services provided to the Fund that the Advisor did not provide to its other clients, such as certain administrative services, oversight of the Fund’s other service providers and regulatory compliance.

The Board considered that the Advisor has agreed to continue the contractual expense limitation for the Fund through at least April 30, 2015.  The Board examined the Fund’s total expense ratio relative to all other mutual funds in its Morningstar category.  The Board noted that the Fund’s total expense ratio (both for its Institutional and Investor Class shares), after fee waivers and expense reimbursements by the Advisor, was not only lower than the average and median expense ratios for all funds in its Morningstar category, but in the lowest or second lowest quartile.

As part of its review at the August 21, 2013 meeting, the Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Fund and the profitability to the Advisor of having a relationship with the Fund.  The Board noted that the Advisor had waived significant fees and/or reimbursed expenses for the Fund since inception.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.

The Board noted that under the New Advisory Agreement, the Advisor would be responsible for paying the subadvisory fee to Baird Kailash, although the Advisor’s parent company would be entitled to a portion of the subadvisory fee due to its ownership interest in Baird Kailash.  In light of all of the information that it received and considered, the Board concluded that the Fund’s advisory fee and total expense ratio were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board noted that the Fund’s advisory fee structure does not contain any breakpoint reductions as the Fund grows in size.  However, the Board recognized that the Advisor has been waiving fees and/or reimbursing expenses for the Fund since inception.  The Board also recognized that the advisory fee rate paid by the Fund was designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  The directors concluded that the current fee structure of the Fund was reasonable given the Fund’s current asset size.

Benefits Derived from the Relationship with the Fund

The Board noted that the Advisor derives ancillary benefits from its association with the Fund, in the form of research products and services received from unaffiliated broker dealers who execute portfolio trades for the Fund.  However, the Board determined such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision making process.  The Board noted that the Advisor would no longer receive research products and services with respect to trades executed by the Fund if Baird Kailash becomes the Fund’s subadvisor.  Due to the Advisor’s parent company’s ownership interest in Baird Kailash, the Board noted that affiliates of the Advisor would benefit from Baird Kailash’s financial performance and would be entitled to a portion of the subadvisory fee.  Because of its affiliation with Baird

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement and Subadvisory Agreement
for the Baird LargeCap Fund (cont.)

Kailash, the Advisor may  enhance its reputation for equity asset management and increase its advisory fees for serving as investment advisor if Baird Kailash is successful.  The Board also considered that Baird Kailash would provide research services to institutional equity clients of the Advisor.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Fund were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the New Advisory Agreement, the directors, including all of the Independent Directors, concluded that the approval of the New Advisory Agreement was in the best interest of the Fund and its shareholders.

Board Considerations Sub-Advisory Agreement

The Board reviewed a subadvisory agreement between the Advisor and Baird Kailash on behalf of the LargeCap Fund (the “Subadvisory Agreement”) at a special meeting on October 14, 2013.  The Board was provided with materials relevant to its consideration of the Subadvisory Agreement, a copy of the proposed Subadvisory Agreement, information regarding the process by which the Advisor selected and recommended Baird Kailash as the subadvisor to the Fund, the fees proposed to be paid by the Advisor to Baird Kailash, information regarding Baird Kailash’s investment strategy, personnel, compliance program and operations, information regarding Baird Kailash’s financial condition and other information in response to the 15(c) request sent to Baird Kailash on behalf of the Board of Directors.  The Board discussed the Subadvisory Agreement and the 15(c) response with the representatives of the Advisor and Baird Kailash.  The Board also received a presentation from representatives of Baird Kailash regarding the firm’s investment strategy, stock selection process and related performance information.

In considering the Subadvisory Agreement, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions.  In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services to be Provided by Baird Kailash

The Board considered Baird Kailash’s organization, qualification and background, as well as the qualifications of its personnel; and its expertise in developing and providing quantitative and fundamental investment methodologies to select stocks for the Fund.  The Board considered Baird Kailash’s investment process and research capabilities.  The Board also considered the experience of the investment professionals of Kailash Capital, who would provide the fundamental analysis and quantitative methodologies behind the investment model to be employed by the Fund through a licensing agreement with Baird Kailash.  The Board concluded that the nature, extent and quality of the services to be provided by Baird Kailash to the Fund was appropriate and that the Fund was likely to benefit from services provided by Baird Kailash under the Subadvisory Agreement.

Investment Performance of Baird Kailash

The Board reviewed and considered certain back-tested performance data for an investment model similar to the model proposed for the Fund.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from Baird Kailash’s management.

Costs of Services to be Provided and Profitability

The Board considered the proposed fee payable under the Subadvisory Agreement, noting that the fee would be paid by the Advisor (not the Fund) and therefore would not impact the fees paid by the Fund.  The Board considered that the Fund would be receiving additional investment management expertise from Baird Kailash without any additional fees charged to the Fund.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement and Subadvisory Agreement
for the Baird LargeCap Fund (cont.)

Economies of Scale and Fee Levels Reflecting Those Economies

Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fees should reflect any potential economies of scale that might be realized as the Fund assets increase.

Benefits to be Derived from the Relationship with the Fund

The Board noted that the under the subadvisory agreement, Baird Kailash is entitled to receive  research products and services received from unaffiliated broker dealers who execute portfolio trades for the Fund.  The Board noted that Baird Kailash generates its own research and therefore is unlikely to benefit from third-party research.  The Board considered that Baird Kailash may benefit from its association with the Fund in terms of name recognition and asset growth in other products managed by Baird Kailash.  The Board also noted that Baird Kailash and Kailash Capital, an entity related to the portfolio manager of the Fund, receive fees from Baird for licensing, consulting and research services.  The Board concluded that the other benefits to be realized by Baird Kailash from its relationship with the Fund were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the Subadvisory Agreement, the directors, including all of the Independent Directors, concluded that the approval of the Subadvisory Agreement was in the best interest of the Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird LargeCap Fund	100.00%
Baird MidCap Fund	43.44%
Baird SmallCap Value Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2013 was as follows:

Baird LargeCap Fund	100.00%
Baird MidCap Fund	30.82%
Baird SmallCap Value Fund	100.00%

Other Tax Information

For the fiscal year ended December 31, 2013, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird LargeCap Fund	0.00%
Baird MidCap Fund	100.00%
Baird SmallCap Value Fund	27.93%

Baird Funds, Inc. Privacy Policy

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which Baird Funds, Inc. protects the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

What Information We Disclose

We do not sell any non-public personal information about our current or former shareholders to third parties.  We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted or required by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, we may share such information with nonaffiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that the shareholder requests or authorizes, in connection with maintaining or servicing the shareholder’s account, as requested by regulatory authorities or as otherwise permitted or required by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.

How We Protect Your Information

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Cory L. Nettles
Marlyn J. Spear
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 20th Floor
Chicago, IL 60604

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., and Marlyn J. Spear, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, and Ms. Spear are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fees Billed by Grant Thornton LLP.  The aggregate fees billed for professional services by Grant Thornton LLP (“GT”) during the last two fiscal years were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$103,950	$100,800
Audit-Related Fees	-	-
Tax Fees	$31,920	$29,988
All Other Fees	-	-

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to GT’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by GT to the Registrant during fiscal 2013.  During the past two fiscal years, the Registrant did not receive any non-audit services from GT pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of GT’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of GT.

During the last two fiscal years, GT has served as the auditor to Robert W. Baird & Co. Incorporated (“RWB”), the Registrant’s investment adviser, and has rendered non-audit services to RWB. The non-audit services that GT provided to RWB in 2013 and 2012 consisted of a review of state and federal tax returns, tax and general consulting services and tax services for RWB associates working overseas. GT charged the following amounts for such non-audit services to RWB: $581,261 for 2013 and $455,398 for 2012. None of the non-audit services provided by GT to RWB directly related to the operations or financial reporting of the Registrant. During the last two fiscal years, GT has also provided audit and non-audit services to affiliates of RWB, but those affiliates do not provide ongoing services to the Registrant. Those services include audits of the financial statements of RWB affiliates, investment partnerships (and their management companies) affiliated with RWB and the portfolio companies owned by such partnerships, reviews of tax returns of RWB affiliates and investment partnerships (and their management companies) affiliated with RWB, and advice and consulting services for RWB affiliates. The Audit Committee has concluded that the provision of these audit and non-audit services to RWB and RWB affiliates is compatible with GT’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

Baird Short-Term Bond Fund
Schedule of Investments
December 31, 2013

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds,
2.375%, 07/31/2017 @	$185,800,000	$194,146,508
		194,146,508	9.7%
Taxable Municipal Bonds
City of Passaic NJ,
1.882%, 02/01/2016	1,020,000	1,025,222
City of Trenton NJ:
1.430%, 04/01/2015	1,440,000	1,438,042
1.722%, 04/01/2016	1,470,000	1,457,799
County of Dauphin PA,
1.194%, 03/01/2016	1,200,000	1,189,932
County of Miami-Dade FL Aviation Revenue,
5.000%, 10/01/2016	6,200,000	6,839,220
Government Development Bank for Puerto Rico:
3.670%, 05/01/2014	6,450,000	6,275,398
4.704%, 05/01/2016	725,000	594,725
Illinois State:
4.071%, 01/01/2014	970,000	970,000
4.422%, 04/01/2015	2,210,000	2,284,831
4.961%, 03/01/2016	1,110,000	1,181,584
5.090%, 04/01/2017	2,785,000	2,975,104
Indiana Bond Bank,
1.689%, 01/15/2017	1,000,000	993,510
New Hampshire Housing Finance Authority:
1.250%, 07/01/2016	980,000	973,787
1.500%, 01/01/2017	945,000	940,870
1.650%, 07/01/2017	895,000	886,873
Ohio Air Quality Development Authority,
5.750%, 06/01/2033	3,000,000	3,222,270
Rhode Island Housing & Mortgage Finance Corp/RI:
1.150%, 04/01/2016	1,175,000	1,167,233
1.930%, 04/01/2017	600,000	601,722
3.000%, 10/01/2034 (Callable 10/01/2022)	12,500,000	12,395,000
South Carolina State Public Service Authority,
1.270%, 06/01/2016 (Callable 12/01/2015)	6,800,000	6,852,428
State of Illinois,
3.636%, 02/01/2014	1,700,000	1,703,893
Tobacco Settlement Authority Iowa,
6.500%, 06/01/2023 (Callable 06/01/2015)	155,000	150,435
Tulsa Airports Improvement Trust:
1.389%, 06/01/2015	100,000	99,777
2.592%, 06/01/2017	115,000	114,108
3.042%, 06/01/2018	100,000	99,164
		56,432,927	2.8%
Other Government Related Securities
CNOOC Finance 2013 Ltd,
1.125%, 05/09/2016 f	2,500,000	2,490,790
Corp Andina de Fomento,
5.750%, 01/12/2017 f	250,000	273,252
Korea Hydro & Nuclear Power Co., Ltd.,
2.875%, 10/02/2018 (Acquired 09/25/2013, Cost $2,982,150) * f	3,000,000	2,982,639
Petrobras International Finance Company,
3.875%, 01/27/2016 f	6,650,000	6,845,922
Petroleos Mexicanos,
4.875%, 03/15/2015 f	5,270,000	5,517,690
The Korea Development Bank:
3.875%, 05/04/2017 f	2,250,000	2,371,568
3.000%, 03/17/2019 f	2,475,000	2,476,579
		22,958,440	1.1%

Corporate Bonds
Industrials
AbbVie Inc.,
1.750%, 11/06/2017	3,000,000	2,994,861
Agrium Inc.,
7.700%, 02/01/2017 f	5,000,000	5,615,220
Altera Corporation,
2.500%, 11/15/2018	3,000,000	2,974,608
America Movil, S.A.B. de C.V.,
1.244%, 09/12/2016 f	9,000,000	9,093,366
American Honda Finance Corporation:
1.450%, 02/27/2015 (Acquired 02/21/2012, Cost $1,998,940) *	2,000,000	2,018,670
1.000%, 08/11/2015 (Acquired 09/04/2012, Cost $4,989,550) *	5,000,000	5,019,600
0.612%, 05/26/2016 (Acquired 05/22/2013, Cost $800,000) *	800,000	801,840
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	5,255,000	5,854,411
6.375%, 09/15/2017	2,400,000	2,755,366
Anglo American Capital PLC,
9.375%, 04/08/2014 (Acquired 03/23/2012 through 06/19/2012, Cost $917,942) * f	900,000	919,951
ArcelorMittal:
9.500%, 02/15/2015 f	341,000	370,411
4.250%, 02/25/2015 f	1,000,000	1,027,500
4.250%, 08/05/2015 f	1,525,000	1,578,375
AT&T Inc.,
0.624%, 02/12/2016	3,800,000	3,792,655
Avon Products, Inc.,
2.375%, 03/15/2016 @	2,000,000	2,013,260
Beam, Inc.,
5.375%, 01/15/2016	1,269,000	1,373,379
BP Capital Markets P.L.C.:
3.200%, 03/11/2016 f	775,000	813,811
0.876%, 09/26/2018 f	7,000,000	7,009,793
Bunge Limited Finance Corp.:
5.350%, 04/15/2014	6,550,000	6,633,251
5.100%, 07/15/2015	1,635,000	1,730,715
3.200%, 06/15/2017	425,000	437,098
Bunge N.A. Finance L.P.,
5.900%, 04/01/2017	1,820,000	1,987,143
CNPC HK Overseas Capital Ltd,
3.125%, 04/28/2016 (Acquired 12/18/2012, Cost $2,370,312) * f	2,300,000	2,381,981
Coca-Cola FEMSA, S.A.B. de C.V.,
2.375%, 11/26/2018 @ f	4,000,000	3,970,448
Comcast Corporation,
5.850%, 11/15/2015	1,380,000	1,509,829
Computer Sciences Corporation,
2.500%, 09/15/2015	9,550,000	9,747,847
ConAgra Foods, Inc.:
1.350%, 09/10/2015	3,840,000	3,866,661
5.819%, 06/15/2017	4,734,000	5,335,190
COX Communications, Inc.:
5.500%, 10/01/2015	200,000	214,676
7.250%, 11/15/2015	2,000,000	2,199,772
CRH America, Inc.,
6.000%, 09/30/2016	5,865,000	6,551,921
CSX Corporation,
7.900%, 05/01/2017	2,221,000	2,653,749
Daimler Finance North America LLC:
2.300%, 01/09/2015 (Acquired 01/04/2012 through 06/12/2013, Cost $4,127,606) * @	4,125,000	4,182,309
1.250%, 01/11/2016 (Acquired 01/07/2013, Cost $2,846,495) *	2,850,000	2,852,012
0.922%, 08/01/2016 (Acquired 07/24/2013, Cost $2,000,000) *	2,000,000	2,004,112
Deutsche Telekom International Finance B.V.:
5.750%, 03/23/2016 f	400,000	439,185
3.125%, 04/11/2016 (Acquired 03/14/2012 through 06/25/2013, Cost $5,904,696) * f	5,775,000	6,014,847
Devon Energy Corporation:
5.625%, 01/15/2014	625,000	626,079
2.400%, 07/15/2016	375,000	385,609
1.875%, 05/15/2017	3,100,000	3,122,580
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
3.500%, 03/01/2016	400,000	419,876
Dollar General Corporation,
4.125%, 07/15/2017	6,480,000	6,879,959
Eaton Corporation,
1.500%, 11/02/2017	5,000,000	4,901,660
Express Scripts Holding Company:
3.125%, 05/15/2016 @	3,000,000	3,131,139
3.500%, 11/15/2016 @	525,000	555,038
2.650%, 02/15/2017	200,000	206,135
FBG Finance Limited,
5.125%, 06/15/2015 (Acquired 03/12/2012, Cost $540,279) * f	515,000	546,397
Federal Express Corp. 1998 Pass Through Trust,
Series 981B, 6.845%, 01/15/2019	3,547,778	3,914,899
Federal Express Corp. 2012 Pass Through Trust,
2.625%, 01/15/2018 (Acquired 01/20/2012 through 05/07/2012, Cost $1,946,723) *	1,945,111	1,961,332
FedEx Corporation,
7.375%, 01/15/2014	3,291,000	3,298,569
Fidelity National Information Services, Inc.,
7.875%, 07/15/2020	8,520,000	9,294,971
Fiserv, Inc.:
3.125%, 10/01/2015	2,486,000	2,573,865
3.125%, 06/15/2016	3,195,000	3,334,002
Ford Motor Credit Company LLC:
2.750%, 05/15/2015	4,000,000	4,103,368
2.500%, 01/15/2016	500,000	512,972
6.625%, 08/15/2017	4,000,000	4,633,732
France Telecom,
4.375%, 07/08/2014 f	2,125,000	2,165,154
Freeport-McMoRan Copper & Gold Inc.:
1.400%, 02/13/2015	3,500,000	3,519,533
2.150%, 03/01/2017 @	2,000,000	2,013,032
General Mills, Inc.,
0.537%, 01/29/2016	3,775,000	3,778,269
Georgia-Pacific LLC,
7.700%, 06/15/2015	5,300,000	5,803,076
Gilead Sciences, Inc.,
2.400%, 12/01/2014	1,000,000	1,016,477
Glencore Funding LLC:
6.000%, 04/15/2014 (Acquired 01/12/2010 through 12/18/2013, Cost $7,431,936) *	7,390,000	7,496,268
1.700%, 05/27/2016 (Acquired 05/22/2013, Cost $2,998,770) * @	3,000,000	3,002,526
2.500%, 01/15/2019 (Acquired 05/22/2013, Cost $597,012) *	600,000	580,991
Heineken N.V.,
1.400%, 10/01/2017 (Acquired 10/02/2012, Cost $1,993,400) * @ f	2,000,000	1,962,146
Hewlett-Packard Company:
4.750%, 06/02/2014	475,000	482,606
3.000%, 09/15/2016 @	450,000	468,100
Hospira, Inc.,
6.050%, 03/30/2017	2,654,000	2,928,397
Husky Energy, Inc.,
6.200%, 09/15/2017 f	1,000,000	1,139,970
Husky Oil Limited,
7.550%, 11/15/2016 f	2,500,000	2,891,090
Hyundai Capital Services Inc.:
6.000%, 05/05/2015 (Acquired 11/01/2012 through 04/30/2013, Cost $6,278,679) * f	5,924,000	6,300,127
4.375%, 07/27/2016 (Acquired 05/11/2012 through 12/05/2013, Cost $6,532,686) * f	6,230,000	6,628,215
Ingredion Incorporated,
1.800%, 09/25/2017	8,974,000	8,746,563
Johnson Controls Inc.,
5.500%, 01/15/2016 @	7,270,000	7,896,907
Laboratory Corporation of America Holdings,
5.625%, 12/15/2015	650,000	705,743
LeasePlan Corporation N.V.,
2.500%, 05/16/2018 (Acquired 05/07/2013 through 07/11/2013, Cost $8,703,819) * f	8,805,000	8,560,221
Marathon Oil Corporation,
6.000%, 10/01/2017	7,805,000	8,845,258
Marathon Petroleum Corporation,
3.500%, 03/01/2016	1,503,000	1,569,464
Masco Corporation,
6.125%, 10/03/2016	2,750,000	3,080,000
Medco Health Solutions, Inc.,
2.750%, 09/15/2015	250,000	258,068
Mizuho Bank, Ltd.,
2.550%, 03/17/2017 (Acquired 05/30/2013, Cost $7,069,563) * f	6,900,000	7,037,414
Murphy Oil Corporation,
2.500%, 12/01/2017	10,281,000	10,343,519
Mylan Inc.:
1.800%, 06/24/2016 (Acquired 07/30/2013, Cost $1,004,643) *	1,000,000	1,019,457
6.000%, 11/15/2018 (Acquired 02/01/2013, Cost $2,668,372) *	2,500,000	2,663,988
7.875%, 07/15/2020 (Acquired 07/16/2013 through 09/16/2013, Cost $6,779,975) *	6,000,000	6,789,252
Nabisco, Inc.,
7.550%, 06/15/2015	3,489,000	3,820,664
Nabors Industries, Inc.,
2.350%, 09/15/2016 (Acquired 09/04/2013, Cost $1,998,840) *	2,000,000	2,020,150
National Oilwell Varco Inc.,
Series B, 6.125%, 08/15/2015	4,700,000	4,705,217
NBCUniversal Enterprise Inc.,
0.781%, 04/15/2016 (Acquired 07/03/2013 through 10/21/2013, Cost $3,109,944) *	3,100,000	3,116,923
Nissan Motor Acceptance Corporation,
0.946%, 09/26/2016 (Acquired 09/19/2013, Cost $5,000,000) *	5,000,000	5,026,600
Noble Holding International Limited:
3.450%, 08/01/2015 f	4,552,000	4,720,014
2.500%, 03/15/2017 f	5,510,000	5,527,434
Pearson Dollar Finance PLC,
5.700%, 06/01/2014 (Acquired 06/20/2011 through 06/25/2013, Cost $1,354,300) * f	1,332,000	1,357,027
Pentair Finance S.A.,
1.875%, 09/15/2017 f	4,000,000	3,951,736
Petrohawk Energy Corporation:
7.875%, 06/01/2015	5,000,000	5,131,250
7.250%, 08/15/2018	3,975,000	4,285,050
Phillips 66,
2.950%, 05/01/2017	3,000,000	3,121,170
Pioneer Natural Resources Company,
5.875%, 07/15/2016	10,000,000	11,092,870
Plains Exploration & Production Company,
7.625%, 04/01/2020	6,850,000	7,559,811
Plum Creek Timberlands, L.P.,
5.875%, 11/15/2015	9,550,000	10,337,503
POSCO,
8.750%, 03/26/2014 (Acquired 03/19/2009 through 01/18/2013, Cost $7,673,016) * f	7,610,000	7,740,991
PPG Industries, Inc.,
1.900%, 01/15/2016	1,452,000	1,473,397
Quest Diagnostics Incorporated,
3.200%, 04/01/2016	5,050,000	5,237,062
Rio Tinto Alcan, Inc.,
5.200%, 01/15/2014 f	4,110,000	4,116,584
Rohm and Haas Company,
6.000%, 09/15/2017	646,000	732,842
RPM United Kingdom G.P.,
6.700%, 11/01/2015 (Acquired 03/04/2013, Cost $8,204,689) * f	7,500,000	8,145,727
Sabmiller Holdings Inc.:
1.850%, 01/15/2015 (Acquired 01/10/2012, Cost $1,999,880) *	2,000,000	2,023,974
0.932%, 08/01/2018 (Acquired 08/06/2013, Cost $2,600,000) *	2,600,000	2,612,875
SABMiller PLC,
6.500%, 07/01/2016 (Acquired 03/01/2012 through 03/20/2012, Cost $1,334,088) * f	1,214,000	1,369,585
Seagate HDD Cayman,
6.875%, 05/01/2020 f	8,400,000	9,082,500
Southwestern Bell Telephone, L.P.,
7.000%, 07/01/2015	875,000	952,629
Staples, Inc.,
9.750%, 01/15/2014	9,555,000	9,584,773
Talisman Energy, Inc.,
5.125%, 05/15/2015 f	3,557,000	3,738,969
TCI Communications, Inc.,
8.750%, 08/01/2015	4,136,000	4,651,598
Telecom Italia Capital, SA,
5.250%, 10/01/2015 f	10,960,000	11,521,700
Telefonica Emisiones S.A.U.:
6.421%, 06/20/2016 f	7,290,000	8,123,612
6.221%, 07/03/2017 f	590,000	665,119
Telefonica Moviles Chile SA,
2.875%, 11/09/2015 (Acquired 11/03/2010 through 04/04/2012, Cost $1,016,734) * @ f	1,020,000	1,038,656
The ADT Corporation,
2.250%, 07/15/2017	6,700,000	6,593,222
The Clorox Company,
5.000%, 01/15/2015 @	2,000,000	2,090,644
The Valspar Corporation,
5.100%, 08/01/2015	10,450,000	11,020,194
Thomson Reuters Corporation,
0.875%, 05/23/2016 f	4,550,000	4,517,982
Time Warner Cable Inc.,
5.850%, 05/01/2017	2,355,000	2,568,594
Time Warner Companies, Inc.,
7.250%, 10/15/2017	7,831,000	9,335,382
Total Capital International,
0.809%, 08/10/2018 f	4,350,000	4,373,738
Toyota Motor Credit Corporation,
2.050%, 01/12/2017	400,000	408,797
Transocean Inc.:
5.050%, 12/15/2016 f	400,000	441,868
2.500%, 10/15/2017 f	7,400,000	7,478,396
TSMC Global Ltd,
0.950%, 04/03/2016 (Acquired 03/27/2013, Cost $1,999,760) * f	2,000,000	1,986,554
Tyco Electronics Group S.A.,
1.600%, 02/03/2015 f	1,000,000	1,009,840
Union Pacific Railroad Co. 2004 Pass Through Trust,
5.214%, 09/30/2014 (Acquired 10/22/2010 through 07/03/2013, Cost $6,825,585) *	6,674,000	6,849,199
Vale Canada Limited,
5.700%, 10/15/2015 f	8,000,000	8,561,896
Vale Overseas Limited,
6.250%, 01/23/2017 f	400,000	443,655
Valero Energy Corporation,
6.125%, 06/15/2017	1,120,000	1,277,015
Verizon Communications, Inc.:
2.500%, 09/15/2016 @	3,000,000	3,102,108
3.650%, 09/14/2018 @	6,000,000	6,351,384
Viacom Inc.:
1.250%, 02/27/2015	1,000,000	1,004,980
6.250%, 04/30/2016	2,125,000	2,369,528
Vodafone Group PLC:
0.623%, 02/19/2016 f	5,000,000	4,997,670
5.625%, 02/27/2017 f	2,000,000	2,237,368
Warner Chilcott Co LLC / Warner Chilcott Finance LLC,
7.750%, 09/15/2018 f	7,585,000	8,210,762
Wm. Wrigley Jr. Company,
3.700%, 06/30/2014 (Acquired 03/15/2012 through 08/12/2013, Cost $6,801,827) *	6,731,000	6,834,496
Woodside Finance Limited:
8.125%, 03/01/2014 (Acquired 09/14/2012 through 03/26/2013, Cost $2,526,783) * f	2,500,000	2,530,877
4.500%, 11/10/2014 (Acquired 11/15/2012 through 07/30/2013, Cost $2,817,140) * f	2,740,000	2,824,765
Xerox Corporation:
8.250%, 05/15/2014	7,135,000	7,326,225
6.400%, 03/15/2016	2,583,000	2,854,964
Xstrata Canada Corporation,
6.000%, 10/15/2015 f	450,000	487,288
Xstrata Finance (Canada) Limited,
2.050%, 10/23/2015 (Acquired 10/18/2012, Cost $2,999,040) * @ f	3,000,000	3,038,181
Yara International ASA,
5.250%, 12/15/2014 (Acquired 09/25/2012 through 02/13/2013, Cost $8,051,389) * f	7,775,000	8,063,367
Yum! Brands, Inc.:
4.250%, 09/15/2015	6,425,000	6,783,444
6.250%, 04/15/2016	2,000,000	2,217,922
Zoetis Inc.,
1.150%, 02/01/2016	1,000,000	1,001,135
		594,613,288	29.6%

Utility
Ameren Corporation,
8.875%, 05/15/2014	6,364,000	6,546,500
Beaver Valley Funding Corporation Debentures,
9.000%, 06/01/2017	905,000	910,169
Centrais Eletricas Brasileiras S.A.,
7.750%, 11/30/2015 (Acquired 12/06/2012, Cost $3,316,264) * f	3,000,000	3,285,000
Commonwealth Edison Company:
Series 104, 5.950%, 08/15/2016	550,000	614,904
6.150%, 09/15/2017	100,000	115,554
Constellation Energy Group Inc.,
4.550%, 06/15/2015	3,069,000	3,221,615
DCP Midstream, LLC,
5.375%, 10/15/2015 (Acquired 01/13/2012, Cost $1,792,411) *	1,708,000	1,816,699
Duke Energy Corp.,
6.300%, 02/01/2014	2,080,000	2,089,140
El Paso Pipeline Partners Operating Company, L.L.C.,
4.100%, 11/15/2015	5,286,000	5,559,640
Enbridge Inc.,
0.897%, 10/01/2016 f	2,000,000	2,007,598
Energy Transfer Partners, L.P.:
8.500%, 04/15/2014	3,496,000	3,569,552
5.950%, 02/01/2015	5,570,000	5,868,257
6.125%, 02/15/2017	600,000	667,359
9.700%, 03/15/2019	1,000,000	1,294,759
Entergy Corporation,
4.700%, 01/15/2017	8,750,000	9,408,140
Enterprise Products Operating LLC:
Series O, 9.750%, 01/31/2014	3,074,000	3,095,503
3.700%, 06/01/2015	1,075,000	1,119,211
1.250%, 08/13/2015	3,000,000	3,019,932
Exelon Corporation,
4.900%, 06/15/2015	2,159,000	2,276,240
Florida Gas Transmission Company, LLC,
4.000%, 07/15/2015 (Acquired 09/12/2012 through 10/15/2013, Cost $3,590,566) *	3,450,000	3,597,187
GG1C Funding Corporation,
5.129%, 01/15/2014 (Acquired 07/28/2011, Cost $1,859,023) *	1,858,917	1,860,566
Gulfstream Natural Gas System, L.L.C.,
6.950%, 06/01/2016 (Acquired 07/22/2013 through 08/27/2013, Cost $8,642,026) *	7,646,000	8,573,865
Kinder Morgan Energy Partners, L.P.,
6.000%, 02/01/2017 @	250,000	280,223
Maritimes & Northeast Pipeline, LLC,
7.500%, 05/31/2014 (Acquired 06/19/2013, Cost $2,943,421) *	2,879,800	2,942,436
Midcontinent Express Pipeline LLC,
5.450%, 09/15/2014 (Acquired 07/05/2013, Cost $1,820,239) *	1,780,000	1,817,597
National Grid PLC,
6.300%, 08/01/2016 f	9,611,000	10,808,377
NextEra Energy Capital Holdings, Inc.,
1.339%, 09/01/2015	5,000,000	5,033,300
Nisource Finance Corp.:
5.400%, 07/15/2014 @	8,121,000	8,320,679
5.250%, 09/15/2017	2,375,000	2,622,409
ONEOK Partners, L.P.:
6.150%, 10/01/2016	4,695,000	5,272,354
2.000%, 10/01/2017	2,630,000	2,617,147
ONEOK, Inc.,
5.200%, 06/15/2015	2,000,000	2,112,148
Pepco Holdings, Inc.,
2.700%, 10/01/2015	1,395,000	1,430,420
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013, Cost $3,985,080) * f	4,000,000	4,028,620
PG&E Corporation,
5.750%, 04/01/2014	1,255,000	1,270,488
PPL Energy Supply, LLC:
Series A, 5.700%, 10/15/2015	5,827,000	6,148,482
6.200%, 05/15/2016	830,000	912,911
PSEG Power LLC,
5.320%, 09/15/2016	4,905,000	5,396,878
Rockies Express Pipeline LLC,
3.900%, 04/15/2015 (Acquired 02/17/2011, Cost $2,000,101) *	2,000,000	2,000,000
Southwestern Public Service Company,
5.600%, 10/01/2016	3,000,000	3,302,610
Spectra Energy Capital LLC,
5.668%, 08/15/2014	6,414,000	6,604,714
Sunoco, Inc.,
5.750%, 01/15/2017	475,000	516,395
Tennessee Gas Pipeline Company, L.L.C.,
8.000%, 02/01/2016	1,000,000	1,131,041
Trans-Allegheny Interstate Line Company,
4.000%, 01/15/2015 (Acquired 01/19/2010 through 06/19/2012, Cost $5,135,341) *	5,090,000	5,235,482
TransCanada PipeLines Ltd.,
0.927%, 06/30/2016 f	2,575,000	2,599,200
Union Electric Company,
4.750%, 04/01/2015	500,000	525,595
Williams Partners L.P.:
3.800%, 02/15/2015	9,000,000	9,298,089
7.250%, 02/01/2017	935,000	1,078,187
		163,823,172	8.1%

Finance
Abbey National Treasury Services PLC,
3.875%, 11/10/2014 (Acquired 12/29/2011 through 09/13/2012, Cost $3,717,830) * f	3,722,000	3,823,633
ABN AMRO Bank N.V.:
1.036%, 10/28/2016 (Acquired 10/23/2013 through 12/27/2013, Cost $9,953,753) * f	9,950,000	9,964,925
4.250%, 02/02/2017 (Acquired 08/23/2013 through 11/22/2013, Cost $3,417,708) * f	3,200,000	3,430,662
AEGON N.V.,
4.625%, 12/01/2015 f	1,275,000	1,360,160
Aetna Inc.,
6.000%, 06/15/2016	3,625,000	4,051,826
American Express Company,
5.500%, 09/12/2016	1,213,000	1,349,200
American Express Credit Corporation,
0.747%, 07/29/2016	5,000,000	5,024,290
American International Group, Inc.:
2.375%, 08/24/2015	1,100,000	1,123,585
5.600%, 10/18/2016 @	5,120,000	5,704,443
5.450%, 05/18/2017	2,500,000	2,794,300
Ameriprise Financial, Inc.,
5.650%, 11/15/2015	1,350,000	1,466,213
AmSouth Bank,
Series AI, 5.200%, 04/01/2015	3,215,000	3,367,712
ANZ New Zealand (Int'l) Limited:
3.125%, 08/10/2015 (Acquired 07/23/2013, Cost $3,045,135) * f	2,950,000	3,057,471
1.125%, 03/24/2016 (Acquired 03/20/2013, Cost $4,998,250) * f	5,000,000	4,990,385
AON Corporation:
3.500%, 09/30/2015 f	3,778,000	3,943,053
3.125%, 05/27/2016 f	1,582,000	1,649,821
Arden Realty Limited Partnership,
5.250%, 03/01/2015	1,708,000	1,783,437
Australia and New Zealand Banking Group Limited,
1.875%, 10/06/2017 (Acquired 07/17/2013 through 11/21/2013, Cost $749,592) * f	750,000	749,535
Banco Santander-Chile:
2.239%, 02/14/2014 (Acquired 02/09/2012, Cost $1,500,000) * @ f	1,500,000	1,499,127
3.750%, 09/22/2015 (Acquired 11/21/2013, Cost $1,476,221) * f	1,425,000	1,469,755
Bank of America Corporation:
10.200%, 07/15/2015	3,725,000	4,186,125
5.750%, 12/01/2017	5,000,000	5,690,565
Barclays Bank PLC,
Series 1, 5.000%, 09/22/2016 @ f	5,180,000	5,702,890
BB&T Corporation,
1.103%, 06/15/2018	3,000,000	3,021,042
BNP Paribas:
Series 0212, 3.250%, 03/11/2015 f	2,350,000	2,421,825
2.375%, 09/14/2017 @ f	3,000,000	3,062,898
BPCE:
1.488%, 04/25/2016 f	8,000,000	8,104,104
2.500%, 12/10/2018 f	3,275,000	3,257,466
Branch Banking and Trust Company,
0.538%, 05/23/2017	3,500,000	3,459,866
Canadian Imperial Bank of Commerce:
2.350%, 12/11/2015 f	850,000	877,854
0.766%, 07/18/2016 f	3,000,000	3,012,126
1.350%, 07/18/2016 @ f	5,000,000	5,035,695
Capital One Financial Corporation:
7.375%, 05/23/2014	5,765,000	5,913,460
2.150%, 03/23/2015	4,000,000	4,066,324
6.150%, 09/01/2016	450,000	503,317
5.250%, 02/21/2017	1,000,000	1,081,218
Cie de Financement Foncier SA,
2.500%, 09/16/2015 (Acquired 06/19/2012 through 09/27/2013, Cost $8,807,060) * f	8,600,000	8,846,037
CIGNA Corporation:
2.750%, 11/15/2016	5,331,000	5,548,622
5.375%, 03/15/2017	2,300,000	2,548,740
Citigroup Inc.:
6.010%, 01/15/2015	5,370,000	5,654,841
5.300%, 01/07/2016	2,000,000	2,161,850
0.921%, 11/15/2016	2,000,000	2,002,804
CNA Financial Corporation:
5.850%, 12/15/2014	2,225,000	2,330,434
6.500%, 08/15/2016	4,995,000	5,617,672
Comerica Bank:
5.750%, 11/21/2016	1,425,000	1,603,236
5.200%, 08/22/2017	4,125,000	4,541,976
Commonwealth Bank of Australia:
3.500%, 03/19/2015 (Acquired 08/30/2010 through 07/18/2012, Cost $4,457,579) * f	4,401,000	4,555,633
0.843%, 10/08/2015 (Acquired 12/05/2013, Cost $1,198,800) * f	1,200,000	1,199,388
0.745%, 09/20/2016 (Acquired 09/16/2013 through 12/20/2013, Cost $6,103,725) * f	6,100,000	6,114,805
Countrywide Financial Corporation,
6.250%, 05/15/2016	4,050,000	4,469,167
Coventry Health Care, Inc.,
6.125%, 01/15/2015	1,125,000	1,188,040
Credit Agricole SA,
1.096%, 10/03/2016 (Acquired 09/26/2013, Cost $10,000,000) * @ f	10,000,000	10,027,090
Credit Suisse,
6.000%, 02/15/2018 f	225,000	260,524
Deutsche Bank Aktiengesellschaft,
6.000%, 09/01/2017 f	400,000	456,869
Dresdner Bank AG,
7.250%, 09/15/2015 f	3,797,000	4,099,537
Fifth Third Bancorp:
3.625%, 01/25/2016	1,305,000	1,371,019
0.665%, 12/20/2016	2,900,000	2,872,473
5.450%, 01/15/2017	619,000	680,275
Fifth Third Bank (Cincinnati),
0.647%, 02/26/2016	5,000,000	5,001,255
First Empire Capital Trust I,
8.234%, 02/01/2027	1,000,000	1,013,978
First Hawaiian Capital Trust I,
Series B, 8.343%, 07/01/2027	1,500,000	1,524,375
First Horizon National Corporation,
5.375%, 12/15/2015	1,050,000	1,128,657
First Tennessee Bank, National Association:
5.050%, 01/15/2015	1,000,000	1,038,322
5.650%, 04/01/2016	7,170,000	7,735,684
General Electric Capital Corporation:
4.375%, 09/21/2015	2,350,000	2,490,690
1.000%, 01/08/2016	1,000,000	1,002,500
2.950%, 05/09/2016	5,400,000	5,653,649
0.894%, 07/12/2016	10,000,000	10,070,160
5.625%, 09/15/2017	9,080,000	10,329,381
5.625%, 05/01/2018 @	175,000	200,964
Genworth Holdings, Inc.:
5.750%, 06/15/2014 @	4,508,000	4,601,532
8.625%, 12/15/2016	1,000,000	1,187,439
Hana Bank,
1.364%, 11/09/2016 (Acquired 11/05/2013, Cost $7,006,860) * f	7,000,000	7,030,331
HSBC Bank USA NA,
6.000%, 08/09/2017	925,000	1,041,342
HSBC Finance Corporation:
5.000%, 06/30/2015	3,400,000	3,592,841
5.500%, 01/19/2016	556,000	602,788
6.676%, 01/15/2021	221,000	253,937
HSBC USA Capital Trust III,
8.380%, 05/15/2027 (Acquired 11/06/2007, Cost $1,521,277) *	1,500,000	1,524,771
HSBC USA Inc.:
2.375%, 02/13/2015	600,000	612,220
1.128%, 09/24/2018	1,000,000	1,001,388
Hutchison Whampoa International Ltd.,
4.625%, 09/11/2015 (Acquired 09/24/2012 through 06/25/2013, Cost $9,547,825) * f	9,090,000	9,619,238
ING Bank N.V.:
2.375%, 06/09/2014 (Acquired 02/24/2012, Cost $1,197,887) * f	1,200,000	1,210,129
4.000%, 03/15/2016 (Acquired 03/08/2012 through 07/15/2013, Cost $6,018,559) * @ f	5,783,000	6,112,070
3.750%, 03/07/2017 (Acquired 05/30/2013 through 11/20/2013, Cost $3,274,173) * f	3,100,000	3,264,982
ING U.S., Inc.,
2.900%, 02/15/2018 @	5,000,000	5,113,930
J.P. Morgan Chase & Co.,
5.125%, 09/15/2014	723,000	744,887
Kemper Corporation:
6.000%, 11/30/2015	8,500,000	9,091,311
6.000%, 05/15/2017	4,565,000	5,005,449
KeyBank National Association:
7.413%, 05/06/2015	9,854,000	10,677,104
4.950%, 09/15/2015	820,000	872,240
Kookmin Bank,
7.250%, 05/14/2014 (Acquired 05/26/2009 through 02/08/2013, Cost $7,100,097) * f	7,000,000	7,160,111
Liberty Mutual Group Inc.,
5.750%, 03/15/2014 (Acquired 09/03/2009 through 11/15/2012, Cost $3,576,852) *	3,588,000	3,623,801
Lloyds TSB Bank PLC:
4.375%, 01/12/2015 (Acquired 01/05/2010 through 10/25/2013, Cost $5,247,672) * f	5,210,000	5,399,311
4.875%, 01/21/2016 f	1,700,000	1,813,274
M&I Marshall & Ilsley Bank:
4.850%, 06/16/2015	6,682,000	7,042,734
5.000%, 01/17/2017	2,150,000	2,319,678
Macquarie Bank Limited,
2.000%, 08/15/2016 (Acquired 08/07/2013 through 09/27/2013, Cost $10,025,015) * f	10,000,000	10,113,710
Manufacturers and Traders Trust Company:
0.542%, 03/07/2016	6,300,000	6,286,657
6.625%, 12/04/2017	1,000,000	1,157,686
Manulife Financial Corp.,
3.400%, 09/17/2015 f	9,761,000	10,160,508
Marsh & McLennan Companies, Inc.:
5.750%, 09/15/2015	758,000	818,745
2.300%, 04/01/2017	1,197,000	1,205,516
MassMutual Global Funding II,
3.125%, 04/14/2016 (Acquired 01/19/2012, Cost $2,051,128) *	2,000,000	2,093,512
Metropolitan Life Global Funding I,
3.125%, 01/11/2016 (Acquired 01/04/2011 through 03/05/2012, Cost $2,309,527) * @	2,300,000	2,397,387
Morgan Stanley:
4.750%, 04/01/2014	75,000	75,596
4.000%, 07/24/2015	1,108,000	1,156,911
1.750%, 02/25/2016	2,000,000	2,026,850
5.450%, 01/09/2017	2,950,000	3,271,553
National Australia Bank Limited:
3.750%, 03/02/2015 (Acquired 03/14/2012 through 01/14/2013, Cost $1,802,100) * f	1,750,000	1,815,209
2.000%, 03/09/2015 @ f	2,000,000	2,035,492
0.743%, 10/08/2015 (Acquired 03/26/2013, Cost $1,098,900) * f	1,100,000	1,099,629
0.669%, 12/02/2016 (Acquired 11/21/2013, Cost $6,000,000) * f	6,000,000	5,999,940
National City Bank,
5.800%, 06/07/2017	1,675,000	1,887,864
Nomura Holdings Inc.:
5.000%, 03/04/2015 f	1,000,000	1,044,690
2.000%, 09/13/2016 f	9,155,000	9,230,684
Nordea Bank AB:
2.250%, 03/20/2015 (Acquired 03/14/2012, Cost $2,993,610) * f	3,000,000	3,060,150
3.125%, 03/20/2017 (Acquired 10/03/2012 through 08/21/2013, Cost $5,330,254) * f	5,140,000	5,374,800
Paine Webber Group Inc.,
7.990%, 06/09/2017	300,000	338,770
PNC Bank, National Association,
0.557%, 04/29/2016	4,000,000	4,001,944
PNC Funding Corp,
4.250%, 09/21/2015	450,000	476,143
Principal Financial Group, Inc.,
1.850%, 11/15/2017 @	3,500,000	3,468,343
Prudential Covered Trust 2012-1,
2.997%, 09/30/2015 (Acquired 10/16/2012 through 07/15/2013, Cost $2,811,159) *	2,741,250	2,826,171
Prudential Financial Inc.:
6.200%, 01/15/2015	3,629,000	3,832,043
6.100%, 06/15/2017	4,720,000	5,372,785
Rabobank Nederland:
0.723%, 03/18/2016 f	3,000,000	3,011,223
3.375%, 01/19/2017 f	1,092,000	1,149,756
Raymond James Financial, Inc.,
4.250%, 04/15/2016	5,000,000	5,289,155
Regions Bank,
7.500%, 05/15/2018	250,000	295,822
Regions Financial Corporation,
5.750%, 06/15/2015	3,500,000	3,729,334
Santander Holdings USA, Inc.,
3.000%, 09/24/2015	2,975,000	3,072,131
SLM Corporation,
5.375%, 05/15/2014	4,757,000	4,840,248
Societe Generale,
3.100%, 09/14/2015 (Acquired 02/06/2013 through 06/19/2013, Cost $3,570,777) * @ f	3,475,000	3,608,200
Sumitomo Mitsui Banking Corporation:
1.350%, 07/18/2015 f	2,000,000	2,016,086
3.150%, 07/22/2015 (Acquired 02/06/2013 through 08/06/2013, Cost $2,170,435) * f	2,100,000	2,171,528
1.450%, 07/19/2016 @ f	4,000,000	4,020,520
SunTrust Bank:
0.547%, 04/01/2015	7,080,000	7,045,004
0.528%, 08/24/2015	1,000,000	991,749
5.000%, 09/01/2015	2,396,000	2,538,569
SunTrust Banks, Inc.,
6.000%, 09/11/2017	525,000	594,575
SUSA Partnership, L.P.,
8.200%, 06/01/2017	714,000	844,834
Svenska Handelsbanken AB:
0.696%, 03/21/2016 f	2,000,000	2,004,548
3.125%, 07/12/2016 f	175,000	183,034
0.716%, 09/23/2016 f	5,000,000	5,005,435
2.875%, 04/04/2017 f	275,000	286,457
The Bank of New York Mellon Corporation,
0.469%, 03/04/2016	7,000,000	6,989,374
The Bank of Nova Scotia:
0.643%, 03/15/2016 f	7,000,000	7,011,179
0.664%, 12/13/2016 f	2,575,000	2,578,723
The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
3.850%, 01/22/2015 (Acquired 07/22/2013, Cost $10,307,280) * f	10,000,000	10,315,700
The Bear Stearns Companies LLC:
5.300%, 10/30/2015	4,152,000	4,478,438
6.400%, 10/02/2017	7,700,000	8,936,320
7.250%, 02/01/2018	275,000	329,277
The Charles Schwab Corporation,
0.850%, 12/04/2015	3,000,000	3,008,343
The Dai-ichi Mutual Life Insurance Company,
5.730%, 03/17/2014 (Acquired 03/02/2011, Cost $4,069,525) * f	4,050,000	4,082,846
The Goldman Sachs Group, Inc.:
6.250%, 09/01/2017	6,476,000	7,414,113
2.375%, 01/22/2018	1,000,000	1,003,801
2.900%, 07/19/2018 @	1,000,000	1,017,674
The Hartford Financial Services Group, Inc.:
4.000%, 03/30/2015	3,290,000	3,417,958
7.300%, 11/01/2015	233,000	258,912
5.500%, 10/15/2016	3,050,000	3,388,840
5.375%, 03/15/2017	2,140,000	2,358,104
The Huntington National Bank,
1.350%, 08/02/2016	5,000,000	4,998,155
The NASDAQ OMX Group Inc.,
4.000%, 01/15/2015	6,140,000	6,300,543
The Retail Property Trust,
7.875%, 03/15/2016 (Acquired 05/21/2013, Cost $1,144,776) *	1,000,000	1,129,852
The Royal Bank of Scotland Group PLC:
4.875%, 08/25/2014 (Acquired 08/18/2009 through 01/27/2011, Cost $2,999,198) * @ f	3,000,000	3,075,258
2.550%, 09/18/2015 f	3,875,000	3,963,183
Union Bank, National Association:
3.000%, 06/06/2016	6,200,000	6,483,452
2.125%, 06/16/2017	3,150,000	3,164,515
Wachovia Bank, National Association,
6.000%, 11/15/2017	125,000	144,237
Wells Fargo & Company:
3.676%, 06/15/2016	150,000	159,712
0.772%, 07/20/2016	8,000,000	8,028,416
Wells Fargo Bank, National Association,
Series AI, 4.750%, 02/09/2015	5,250,000	5,485,883
Westpac Banking Corporation:
0.950%, 01/12/2016 @ f	3,000,000	3,005,136
2.000%, 08/14/2017 f	2,000,000	2,011,944
Willis North America, Inc.,
5.625%, 07/15/2015	6,650,000	7,097,419
		614,824,596	30.6%
Total Corporate Bonds		1,373,261,056	68.3%

Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Home Loan Mortgage Corporation (FHLMC),
Series 5, Class B, 0.867%, 05/15/2019	10,436	10,496
Federal National Mortgage Association (FNMA):
5.500%, 07/01/2015	40,460	42,943
Series 2004-W6, Class 1A4, 5.500%, 07/25/2034	652,460	665,055
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	423,165	433,950
		1,152,444	0.1%
Non-U.S. Government Agency Issues
Banc of America Mortgage Trust,
Series 2003-10, Class 3A1, 5.000%, 01/25/2019	1,346,563	1,396,138
Bank of America Alternative Loan Trust:
Series 2003-4, Class 2A1, 5.000%, 06/25/2018	194,396	200,316
Series 2004-2, Class 5A1, 5.500%, 03/25/2019	937,926	961,356
Series 2003-3, Class A1, 5.500%, 05/25/2033	2,102,957	2,165,547
Series 2004-B, Class 2A2, 2.869%, 03/25/2034	2,360,549	2,356,112
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.000%, 07/25/2019	2,080,975	2,159,767
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §	384,668	380,753
Series 2004-2CB, Class 1A8, 5.750%, 03/25/2034	8,960,070	9,129,845
Series 2004-J2, Class 3A3, 5.500%, 04/25/2034	412,053	426,957
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 §	165,805	152,744
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §	1,219,773	936,296
HSI Asset Securitization Corp. Trust,
Series 2005-NC1, Class 2A3, 0.525%, 07/25/2035	2,047,972	2,037,085
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 5.243%, 07/25/2035	2,751,410	2,807,084
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%, 07/25/2018	12,607,177	13,140,347
Series 2003-9, Class 3A1, 4.750%, 11/25/2018	5,982,619	6,092,634
Series 2003-5, Class 4A1, 5.500%, 07/25/2033	9,273,386	9,727,420
Merrill Lynch Mortgage Investors Trust,
Series 2005-A8, Class A1C1, 5.250%, 08/25/2036	25,196	25,186
Washington Mutual Mortgage Pass Through Certificates:
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019	166,531	173,550
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019	268,357	282,385
		54,551,522	2.7%

Asset Backed Securities
Accredited Mortgage Loan Trust,
Series 2006-2, Class A3, 0.315%, 09/25/2036		10,942,014	10,542,412
Argent Securities Inc.,
Series 2005-W2, Class A2B1, 0.365%, 10/25/2035		2,780,307	2,730,790
Bombardier Capital Mortgage Securitization,
Series 1998-A, Class A3, 6.230%, 04/15/2028		10,212	10,375
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class A3, 0.345%, 02/25/2036		7,544,615	7,068,814
Citifinancial Mortgage Securities Inc,
Series 2003-4, Class AF6, 4.493%, 10/25/2033		1,478,860	1,507,586
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3, Class A3, 0.315%, 10/25/2036		2,493,703	2,474,507
Conseco Financial Corp.:
Series 1996-3, Class A5, 7.350%, 05/15/2027		15,376	15,486
Series 1998-2, Class A5, 6.240%, 12/01/2028		26,264	27,027
Series 1997-5, Class A6, 6.820%, 05/15/2029		320,210	328,569
Series 1998-3, Class A5, 6.220%, 03/01/2030		329,761	351,320
Countrywide Asset-Backed Certificates:
Series 2006-13, Class 1AF3, 5.120%, 01/25/2037 §		1,837,909	1,939,691
Series 2006-9, Class 1AF3, 5.859%, 10/25/2046 §		1,432,144	967,889
Credit Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2, 4.416%, 12/25/2035		325,260	304,844
GSAA Trust,
Series 2005-8, Class A4, 0.435%, 06/25/2035		12,922,206	11,869,563
Home Equity Asset Trust,
Series 2006-4, Class 2A3, 0.335%, 08/25/2036		5,220,556	5,094,500
J.P. Morgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AV4, 0.295%, 11/25/2036		3,970,588	3,926,074
Master Credit Card Trust II:
Series 2012-2A, Class A, 0.780%, 04/21/2017 (Acquired 10/24/2012, Cost $6,723,674) * f		6,725,000	6,713,951
Series 2013-3A, Class A, 0.595%, 01/22/2018 (Acquired 07/25/2013, Cost $8,000,000) * f		8,000,000	8,000,000
Mastr Asset Backed Securities Trust,
Series 2006-AB1, Class A2, 0.395%, 02/25/2036		1,609,231	1,574,840
Morgan Stanley ABS Capital I Trust,
Series 2005-HE2, Class A3B, 0.385%, 01/25/2035		8,206,362	7,916,357
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV3, 0.335%, 09/25/2036		11,907,627	11,594,349
RAMP Trust:
Series 2003-RS7, Class AI6, 5.340%, 08/25/2033		101,288	101,593
Series 2003-RS11, Class AI7, 4.828%, 12/25/2033		587,921	593,257
RASC Trust:
Series 2005-AHL2, Class A3, 0.515%, 10/25/2035		12,150,000	11,514,312
Series 2006-KS1, Class A4, 0.465%, 02/25/2036		5,139,000	4,962,619
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%, 06/25/2037		1,981,272	1,048,887
Soundview Home Equity Loan Trust,
Series 2005-OPT4, Class 2A3, 0.425%, 12/25/2035		3,624,915	3,490,757
Specialty Underwriting & Residential Finance,
Series 2006-BC1, Class A2C, 0.365%, 12/25/2036		4,370,133	4,304,813
Springleaf Mortgage Loan Trust:
Series 2012-1A, Class A, 2.667%, 09/25/2057 (Acquired 04/11/2012, Cost $2,833,132) *		2,833,165	2,894,962
Series 2012-2A, Class A, 2.220%, 10/25/2057 (Acquired 07/31/2012, Cost $2,689,959) *		2,690,263	2,740,639
			116,610,783	5.8%
Commercial Mortgage-Backed Securities
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042		18,110,000	18,997,879
CD Commercial Mortgage Trust,
Series 2005-CD1, Class A4, 5.218%, 07/15/2044		17,551,848	18,609,610
COMM Mortgage Trust,
Series 2005-C6, Class A5A, 5.116%, 06/10/2044		13,407,000	14,099,418
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C5, Class A4, 5.100%, 08/15/2038		15,208,250	15,965,104
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2, 3.642%, 08/10/2044		7,075,000	7,432,493
FHLMC Multifamily Structured Pass Through Certificates,
Series K-701, Class A2, 3.882%, 11/25/2017		10,000,000	10,762,920
GE Capital Commercial Mortgage Corporation,
Series 2004-C3, Class A4, 5.189%, 07/10/2039		6,382,092	6,468,562
J.P. Morgan Chase Commercial Mortgage Trust,
Series 2005-CB12, Class A4, 4.895%, 09/12/2037		10,549,000	11,047,577
Morgan Stanley Capital I Trust,
Series 2005-HQ7, Class A4, 5.207%, 11/14/2042		13,020,000	13,693,837
RBSCF Trust,
Series 2010-MB1, Class A1, 2.367%, 04/15/2024 (Acquired 04/09/2010 through 10/25/2013, Cost $3,065,950) *		3,051,944	3,080,699
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.289%, 12/15/2044		9,912,000	10,551,334
			130,709,433	6.5%
Total Long-Term Investments (Cost $1,945,062,241)			1,949,823,113	97.0%

SHORT-TERM INVESTMENTS		Shares
Money Market Mutual Funds
Dreyfus Institutional Cash Advantage Fund, 0.06% «		23,737,892	23,737,892
Short-Term Investments Trust - Liquid Assets Portfolio, 0.07% «		39,000,000	39,000,000
Total Short-Term Investments (Cost $62,737,892)			62,737,892	3.1%

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Companies
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% «		204,124,977	204,124,977
Total Investment Companies (Cost $204,124,977)			204,124,977	10.2%

Total Investments Purchased With Cash Proceeds From
Securities Lending (Cost $204,124,977)			204,124,977	10.2%
Total Investments (Cost $2,211,925,110)			2,216,685,982	110.3%
Liabilities in Excess of Other Assets			(207,721,393)	(10.3)%
TOTAL NET ASSETS			$2,008,964,589	100.0%

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2013.
f	Foreign Security
«	7-Day Yield
§	Security in Default

Baird Intermediate Bond Fund
Schedule of Investments
December 31, 2013

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
3.875%, 05/15/2018 @	$9,700,000	$10,691,224
9.125%, 05/15/2018 @	13,950,000	18,505,540
1.250%, 04/30/2019 @	224,875,000	217,865,196
7.875%, 02/15/2021 @	31,000,000	42,179,375
		289,241,335	25.0%
U.S. Government Agency Issues
Federal Home Loan Mortgage Corporation (FHLMC):
1.000%, 06/29/2017	9,200,000	9,144,818
1.375%, 05/01/2020 @	10,000,000	9,375,140
2.375%, 01/13/2022 @	300,000	286,790
		18,806,748	1.6%
Taxable Municipal Bonds
Alaska Municipal Bond Bank Authority:
4.309%, 08/01/2018	1,000,000	1,064,720
4.459%, 08/01/2019	1,340,000	1,422,772
California Qualified School Construction Bonds,
5.955%, 03/01/2019	3,375,000	3,596,906
California School Finance Authority,
4.426%, 07/01/2020	2,500,000	2,597,025
California State:
5.450%, 04/01/2015	900,000	954,234
5.500%, 03/01/2016	500,000	546,850
Central Valley Support Joint Power Agency,
5.326%, 09/01/2022	2,000,000	2,033,380
Contra Costa County California Pension Obligation,
5.140%, 06/01/2017	2,500,000	2,689,000
Dallas Independent School District,
4.950%, 02/15/2022 (Callable 02/15/2021)	1,965,000	2,157,963
Davie Florida Water & Sewer Revenue,
6.062%, 10/01/2025 (Callable 10/01/2020)	1,000,000	1,052,060
Government Development Bank for Puerto Rico,
4.704%, 05/01/2016	3,525,000	2,891,593
New Hampshire Housing Finance Authority,
2.600%, 01/01/2020	2,080,000	2,034,822
North Carolina Housing Finance Agency,
4.000%, 01/01/2030 (Callable 07/01/2021)	505,000	493,042
North East Independent School District Texas,
5.240%, 08/01/2027	2,100,000	2,285,010
Portigon AG,
4.796%, 07/15/2015 f	1,811,000	1,913,235
State of Illinois,
3.636%, 02/01/2014	5,150,000	5,161,793
Tobacco Settlement Authority Iowa,
6.500%, 06/01/2023 (Callable 06/01/2015)	1,105,000	1,072,458
		33,966,863	3.0%
Other Government Related Securities
Corp Andina de Fomento,
4.375%, 06/15/2022 f	680,000	673,323
KFW,
4.875%, 06/17/2019 f	3,250,000	3,708,900
Korea Hydro & Nuclear Power Co., Ltd.,
6.250%, 06/17/2014 (Acquired 06/10/2009, Cost $989,350) * f	1,000,000	1,023,173
Petrobras International Finance Company,
3.875%, 01/27/2016 f	4,175,000	4,298,004
The Korea Development Bank,
3.875%, 05/04/2017 f	2,150,000	2,266,164
United Mexican States,
5.125%, 01/15/2020 f	2,650,000	2,936,200
		14,905,764	1.3%
Corporate Bonds
Industrials
Altera Corporation,
2.500%, 11/15/2018	2,000,000	1,983,072
America Movil, S.A.B. de C.V.,
1.244%, 09/12/2016 f	3,200,000	3,233,197
Ameritech Capital Funding Debentures:
9.100%, 06/01/2016	590,400	660,009
6.450%, 01/15/2018	2,758,000	3,125,181
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,270,000	2,528,928
6.375%, 09/15/2017	2,000,000	2,296,138
6.950%, 06/15/2019	1,000,000	1,190,231
Anglo American Capital PLC:
9.375%, 04/08/2014 (Acquired 09/05/2012, Cost $1,225,147) * f	1,200,000	1,226,602
9.375%, 04/08/2019 (Acquired 07/11/2012, Cost $2,544,881) * f	2,000,000	2,534,200
Apple, Inc.,
2.400%, 05/03/2023 @	2,000,000	1,798,422
Boston Scientific Corporation,
4.125%, 10/01/2023 @	3,000,000	2,975,730
BP Capital Markets P.L.C.:
3.200%, 03/11/2016 f	375,000	393,780
4.750%, 03/10/2019 f @	2,500,000	2,786,592
3.245%, 05/06/2022 f	1,000,000	969,262
British Telecommunications PLC,
5.950%, 01/15/2018 f	2,000,000	2,286,936
Bunge Limited Finance Corp.:
5.350%, 04/15/2014	1,557,000	1,576,790
5.100%, 07/15/2015	1,085,000	1,148,517
4.100%, 03/15/2016	2,505,000	2,645,132
3.200%, 06/15/2017	1,300,000	1,337,007
Bunge N.A. Finance L.P.,
5.900%, 04/01/2017	425,000	464,031
Celgene Corporation,
4.000%, 08/15/2023 @	2,000,000	1,969,196
Coca-Cola FEMSA, S.A.B. de C.V.,
2.375%, 11/26/2018 f @	3,375,000	3,350,065
Comcast Cable Communications LLC,
8.875%, 05/01/2017	500,000	613,998
Comcast Corporation:
6.500%, 01/15/2017	175,000	200,480
2.850%, 01/15/2023 @	1,425,000	1,317,565
Computer Sciences Corporation,
2.500%, 09/15/2015 @	4,500,000	4,593,227
ConAgra Foods, Inc.,
7.000%, 04/15/2019	1,000,000	1,185,111
Cox Communications, Inc.,
3.250%, 12/15/2022 (Acquired 11/26/2012, Cost $3,594,456) *	3,600,000	3,257,582
CVS Caremark Corporation,
4.000%, 12/05/2023	4,425,000	4,415,637
D.R. Horton, Inc.,
6.500%, 04/15/2016	1,000,000	1,092,500
Daimler Finance North America LLC,
2.250%, 07/31/2019 (Acquired 07/25/2012, Cost $2,285,234) *	2,300,000	2,254,214
Deutsche Telekom International Finance B.V.:
3.125%, 04/11/2016 (Acquired 04/04/2011, Cost $2,197,778) * f	2,200,000	2,291,371
6.000%, 07/08/2019 f @	1,300,000	1,504,981
Devon Energy Corporation,
6.300%, 01/15/2019	760,000	880,732
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
3.500%, 03/01/2016	250,000	262,422
Donnelley (R.R.) & Sons Co.:
8.600%, 08/15/2016	1,000,000	1,157,500
6.125%, 01/15/2017	43,000	46,870
7.625%, 06/15/2020 @	1,000,000	1,087,500
Ecolab Inc.,
1.450%, 12/08/2017	4,000,000	3,908,884
Express Scripts Holding Co,
2.650%, 02/15/2017 @	2,000,000	2,061,350
Express Scripts Holding Company,
7.250%, 06/15/2019	1,000,000	1,212,973
Federal Express Corp. 1995 Pass Through Trust,
Series B2, 7.110%, 01/02/2014	234,934	234,973
Federal Express Corp. 1998 Pass Through Trust,
Series 981B, 6.845%, 01/15/2019	2,342,175	2,584,541
FedEx Corporation,
7.375%, 01/15/2014	2,250,000	2,255,175
Fidelity National Information Services, Inc.,
7.875%, 07/15/2020	4,800,000	5,236,603
Fiserv, Inc.:
4.750%, 06/15/2021	1,630,000	1,660,085
3.500%, 10/01/2022	300,000	278,582
FMC Corporation,
4.100%, 02/01/2024	2,000,000	1,986,036
Ford Motor Credit Company LLC,
2.500%, 01/15/2016 @	3,000,000	3,077,829
Freeport-McMoRan Copper & Gold Inc.:
3.100%, 03/15/2020	2,000,000	1,943,064
3.875%, 03/15/2023	1,100,000	1,040,209
Glencore Funding LLC:
6.000%, 04/15/2014 (Acquired 03/31/2004 through 02/02/2010, Cost $3,446,845) *	3,456,000	3,505,697
2.500%, 01/15/2019 (Acquired 05/22/2013 through 10/29/2013, Cost $4,292,532) *	4,400,000	4,260,599
GTE Corporation:
6.840%, 04/15/2018	1,670,000	1,945,143
8.750%, 11/01/2021	2,150,000	2,721,706
Hanson PLC Notes,
6.125%, 08/15/2016 f	650,000	713,375
Hess Corporation,
8.125%, 02/15/2019 @	1,200,000	1,490,537
Hewlett-Packard Co.,
3.300%, 12/09/2016	3,500,000	3,663,191
Historic Time Warner Inc.,
6.875%, 06/15/2018	392,000	466,048
Hyundai Capital Services Inc.,
6.000%, 05/05/2015 (Acquired 03/27/2013 through 05/30/2013, Cost $5,883,634) * f	5,549,000	5,901,317
Ingersoll-Rand Company Debentures,
6.391%, 11/15/2027 f	1,195,000	1,364,161
Ingersoll-Rand Global Holding Company, Ltd.,
2.875%, 01/15/2019 (Acquired 06/17/2013, Cost $2,995,500) * f	3,000,000	2,956,881
Ingredion Incorporated,
1.800%, 09/25/2017	1,275,000	1,242,686
Johnson Controls Inc.:
5.500%, 01/15/2016	1,625,000	1,765,127
4.250%, 03/01/2021	2,000,000	2,078,040
Kraft Foods Group, Inc.,
3.500%, 06/06/2022	2,000,000	1,949,188
Laboratory Corporation of America Holdings,
4.625%, 11/15/2020	400,000	418,391
Lafarge SA:
6.200%, 07/09/2015 (Acquired 07/06/2010, Cost $999,140) * f	1,000,000	1,060,000
6.500%, 07/15/2016 f	625,000	690,625
LeasePlan Corporation N.V.:
3.000%, 10/23/2017 (Acquired 02/07/2013, Cost $4,046,912) * f	4,000,000	4,029,180
2.500%, 05/16/2018 (Acquired 05/29/2013, Cost $987,016) * f	1,000,000	972,200
Limited Brands, Inc.,
5.250%, 11/01/2014	180,000	185,625
Martin Marietta Materials, Inc.,
6.600%, 04/15/2018	75,000	85,219
Masco Corporation,
6.125%, 10/03/2016	2,200,000	2,464,000
MeadWestvaco Corporation,
7.375%, 09/01/2019	2,033,000	2,412,895
Medco Health Solutions, Inc.:
2.750%, 09/15/2015	215,000	221,938
7.125%, 03/15/2018	1,850,000	2,198,296
Murphy Oil Corporation,
3.700%, 12/01/2022	5,000,000	4,620,025
Mylan Inc.:
6.000%, 11/15/2018 (Acquired 01/15/2013 through 02/12/2013, Cost $4,268,859) *	4,000,000	4,262,380
7.875%, 07/15/2020 (Acquired 07/22/2013, Cost $1,129,893) *	1,000,000	1,131,542
Nabors Industries, Inc.,
6.150%, 02/15/2018	825,000	927,076
Noble Energy, Inc.:
8.250%, 03/01/2019	1,000,000	1,242,946
4.150%, 12/15/2021	450,000	462,712
Pearson Dollar Finance PLC,
5.700%, 06/01/2014 (Acquired 09/28/2005 through 12/14/2007, Cost $922,252) * f	925,000	942,380
Petrohawk Energy Corporation,
7.250%, 08/15/2018	4,000,000	4,312,000
Plains Exploration & Production Company,
7.625%, 04/01/2020	2,000,000	2,207,244
Plum Creek Timberlands, L.P.,
5.875%, 11/15/2015	2,445,000	2,646,617
POSCO,
5.250%, 04/14/2021 (Acquired 04/08/2011 through 09/22/2011, Cost $2,977,929) * f	3,000,000	3,239,418
Rio Tinto Alcan, Inc.,
5.000%, 06/01/2015 f	450,000	475,522
Rio Tinto Finance (USA) Limited:
9.000%, 05/01/2019 f	2,975,000	3,884,225
3.500%, 11/02/2020 f @	500,000	510,487
RPM United Kingdom G.P.,
6.700%, 11/01/2015 (Acquired 03/06/2013, Cost $3,608,785) * f	3,300,000	3,584,120
Schneider Electric SA,
2.950%, 09/27/2022 (Acquired 09/20/2012, Cost $1,994,680) * f	2,000,000	1,862,446
Southwestern Bell Telephone, L.P.,
7.000%, 07/01/2015	125,000	136,090
Sprint Nextel Corporation,
6.000%, 12/01/2016	500,000	545,625
Sysco Corporation,
2.600%, 06/12/2022	150,000	136,738
TCI Communications, Inc.,
8.750%, 08/01/2015	3,498,000	3,934,064
Teck Resources Limited,
3.150%, 01/15/2017 f	1,000,000	1,035,364
Telecom Italia Capital, SA,
5.250%, 10/01/2015 f	4,425,000	4,651,781
Telefonica Emisiones S.A.U.:
6.421%, 06/20/2016 f	3,450,000	3,844,508
6.221%, 07/03/2017 f @	1,000,000	1,127,321
3.192%, 04/27/2018 f	1,000,000	1,018,417
Teva Pharmaceutical Finance IV, LLC,
2.250%, 03/18/2020 @	1,250,000	1,188,631
The Mosaic Company,
4.250%, 11/15/2023	2,000,000	1,975,192
Time Warner Cable Inc.,
5.850%, 05/01/2017 @	1,000,000	1,090,698
Time Warner, Inc.:
4.700%, 01/15/2021	1,325,000	1,406,735
4.750%, 03/29/2021	2,000,000	2,132,744
Toyota Motor Credit Corporation,
2.050%, 01/12/2017	2,375,000	2,427,231
TSMC Global Ltd,
1.625%, 04/03/2018 (Acquired 03/27/2013, Cost $3,297,789) * f	3,300,000	3,160,199
Tyco Electronics Group S.A.,
6.550%, 10/01/2017 f	1,245,000	1,424,773
United AirLines, Inc. Pass Through Trust,
Series 91A2, 10.020%, 03/22/2014	89,785	49,382
Vale Overseas Limited:
6.250%, 01/23/2017 f	1,650,000	1,830,076
4.375%, 01/11/2022 f @	2,425,000	2,356,113
Valero Energy Corporation,
9.375%, 03/15/2019	1,898,000	2,446,114
Verizon Communications, Inc.,
5.500%, 04/01/2017	1,000,000	1,127,333
Viacom Inc.,
6.250%, 04/30/2016	500,000	557,536
Vulcan Materials Co.,
7.000%, 06/15/2018	2,000,000	2,275,000
Wabtec Corporation,
4.375%, 08/15/2023	3,000,000	2,964,903
Walgreen Co.,
5.250%, 01/15/2019	637,000	712,132
Warner Chilcott Co LLC / Warner Chilcott Finance LLC,
7.750%, 09/15/2018 f	5,000,000	5,412,500
Waste Management, Inc.,
7.375%, 03/11/2019	5,000,000	6,047,305
Wesfarmers Limited,
1.874%, 03/20/2018 (Acquired 03/13/2013, Cost $3,900,000) * f	3,900,000	3,824,941
Xerox Corporation:
8.250%, 05/15/2014	3,000,000	3,080,403
1.058%, 05/16/2014	2,000,000	2,001,654
Xstrata Canada Corporation,
6.000%, 10/15/2015 f	1,024,000	1,108,852
Yara International ASA,
5.250%, 12/15/2014 (Acquired 01/15/2013 through 05/03/2013, Cost $1,688,709) * f	1,625,000	1,685,270
		251,909,842	21.8%

Utility
Ameren Corporation,
8.875%, 05/15/2014	4,500,000	4,629,047
Centrais Eletricas Brasileiras SA,
5.750%, 10/27/2021 (Acquired 10/20/2011 through 10/25/2011, Cost $1,152,044) * f @	1,150,000	1,116,938
Commonwealth Edison Company,
Series 104, 5.950%, 08/15/2016	375,000	419,253
DCP Midstream, LLC,
9.750%, 03/15/2019 (Acquired 10/15/2012, Cost $2,020,819) *	1,600,000	1,990,779
Dominion Resources, Inc.,
Series 07-A, 6.000%, 11/30/2017	966,000	1,105,611
DTE Energy Company,
7.625%, 05/15/2014	1,411,000	1,446,790
El Paso Pipeline Partners Operating Company, L.L.C.,
4.100%, 11/15/2015 @	3,000,000	3,155,301
Energy Transfer Partners, L.P.:
8.500%, 04/15/2014	3,580,000	3,655,319
5.950%, 02/01/2015	1,336,000	1,407,539
9.700%, 03/15/2019	2,457,000	3,181,223
Enterprise Products Operating LLC,
Series O, 9.750%, 01/31/2014	3,824,000	3,850,749
Exelon Corporation,
4.900%, 06/15/2015	1,000,000	1,054,303
Kinder Morgan Finance,
5.700%, 01/05/2016 f @	2,500,000	2,685,330
Korea Electric Power Corporation,
6.750%, 08/01/2027 f	300,000	357,971
Korea Gas Corporation,
2.875%, 07/29/2018 (Acquired 07/22/2013, Cost $994,790) * f	1,000,000	1,007,205
Maritimes & Northeast Pipeline, LLC,
7.500%, 05/31/2014 (Acquired 06/19/2013, Cost $2,775,225) *	2,715,240	2,774,296
National Grid PLC,
6.300%, 08/01/2016 f	3,925,000	4,413,992
National Rural Utilities Corporation,
10.375%, 11/01/2018	3,144,000	4,251,895
Nisource Finance Corp.,
4.450%, 12/01/2021	2,000,000	2,026,494
ONEOK, Inc.,
5.200%, 06/15/2015	3,047,000	3,217,857
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013, Cost $3,486,945) * f	3,500,000	3,525,042
PPL Capital Funding, Inc.,
3.400%, 06/01/2023	2,475,000	2,302,968
PPL Energy Supply, LLC,
Series A, 5.700%, 10/15/2015	1,950,000	2,057,583
PSEG Power LLC:
5.320%, 09/15/2016 @	994,000	1,093,679
5.125%, 04/15/2020	220,000	239,922
Public Service Company of New Mexico,
7.950%, 05/15/2018	2,820,000	3,352,047
RGS (I&M) Funding Corporation Debentures,
Series F*, 9.820%, 12/07/2022	507,016	617,936
Rockies Express Pipeline LLC:
3.900%, 04/15/2015 (Acquired 02/17/2011, Cost $3,000,152) * @	3,000,000	3,000,000
5.625%, 04/15/2020 (Acquired 03/17/2010, Cost $999,110) * @	1,000,000	887,500
Spectra Energy Capital LLC,
5.668%, 08/15/2014	2,700,000	2,780,282
Sunoco, Inc.,
5.750%, 01/15/2017	1,175,000	1,277,398
Texas Eastern Transmission, LP,
6.000%, 09/15/2017 (Acquired 11/07/2013 through 11/22/2013, Cost $2,224,522) *	1,948,000	2,210,614
Trans-Allegheny Interstate Line Company,
4.000%, 01/15/2015 (Acquired 01/19/2010 through 02/22/2013, Cost $3,697,179) *	3,673,000	3,777,982
TransCanada PipeLines Ltd.,
9.875%, 01/01/2021 f	150,000	204,132
West Penn Power Company,
5.875%, 08/15/2016 (Acquired 10/25/2010, Cost $2,138,449) *	2,000,000	2,195,790
Williams Partners L.P.:
5.250%, 03/15/2020 @	1,000,000	1,093,474
4.125%, 11/15/2020	350,000	358,812
		78,723,053	6.8%

Finance
Abbey National Treasury Services plc,
3.050%, 08/23/2018 f	1,050,000	1,078,907
ABN AMRO Bank N.V.:
4.250%, 02/02/2017 (Acquired 11/22/2013, Cost $4,853,428) * f	4,500,000	4,824,369
2.500%, 10/30/2018 (Acquired 10/23/2013, Cost $798,728) * f	800,000	798,272
AEGON N.V.,
4.625%, 12/01/2015 f	795,000	848,100
Ally Financial Inc.,
6.750%, 12/01/2014 @	200,000	209,250
American International Group, Inc.:
8.250%, 08/15/2018	1,000,000	1,250,880
4.875%, 06/01/2022	3,000,000	3,224,469
AmSouth Bancorp,
6.750%, 11/01/2025	630,000	660,515
ANZ New Zealand (Int'l) Limited:
3.125%, 08/10/2015 (Acquired 02/28/2012, Cost $2,260,176) * f	2,239,000	2,320,569
1.850%, 10/15/2015 (Acquired 08/29/2013, Cost $1,012,425) * f	1,000,000	1,015,269
Associates Corporation of North America,
6.950%, 11/01/2018	2,579,000	3,068,517
Australia and New Zealand Banking Group Limited,
3.250%, 03/01/2016 (Acquired 02/22/2011, Cost $1,693,081) * f	1,700,000	1,781,348
Bank of America Corporation,
3.300%, 01/11/2023	3,350,000	3,169,994
Bank of America Corporation Subordinated Notes,
10.200%, 07/15/2015	1,035,000	1,163,125
Banponce Trust I,
Series A, 8.327%, 02/01/2027	2,500,000	2,150,000
Barclays Bank PLC:
Series 1, 5.000%, 09/22/2016 f @	2,565,000	2,823,921
6.750%, 05/22/2019 f @	2,000,000	2,410,542
BB&T Corporation,
6.850%, 04/30/2019 @	2,322,000	2,792,242
Berkshire Hathaway Finance Corporation,
1.600%, 05/15/2017	3,800,000	3,836,647
BPCE,
2.500%, 12/10/2018 f	7,000,000	6,962,522
Capital One Financial Corporation:
7.375%, 05/23/2014	1,000,000	1,025,752
3.150%, 07/15/2016	2,596,000	2,713,010
Capital One National Association,
0.696%, 03/22/2016	2,000,000	1,997,950
CDP Financial Inc.,
4.400%, 11/25/2019 (Acquired 11/20/2009, Cost $997,520) * f	1,000,000	1,100,854
CIGNA Corporation,
2.750%, 11/15/2016	3,781,000	3,935,348
Citigroup, Inc.:
6.010%, 01/15/2015	1,499,000	1,578,512
4.450%, 01/10/2017	1,800,000	1,950,838
6.125%, 11/21/2017	435,000	501,428
CNA Financial Corporation:
6.500%, 08/15/2016	2,000,000	2,249,318
7.350%, 11/15/2019	2,395,000	2,903,248
5.750%, 08/15/2021	435,000	487,393
Comerica Bank,
5.200%, 08/22/2017	4,095,000	4,508,943
Commonwealth Bank of Australia:
0.745%, 09/20/2016 (Acquired 12/20/2013, Cost $1,003,421) * f	1,000,000	1,002,427
5.000%, 10/15/2019 (Acquired 03/02/2012, Cost $4,264,500) * f	4,000,000	4,458,520
Countrywide Financial Corporation,
6.250%, 05/15/2016 @	2,200,000	2,427,696
Credit Suisse New York,
5.300%, 08/13/2019 f	3,220,000	3,614,572
Deutsche Bank Aktiengesellschaft,
3.250%, 01/11/2016 f	4,250,000	4,444,926
Dresdner Bank AG,
7.250%, 09/15/2015 f	2,652,000	2,863,306
Fifth Third Bank,
4.750%, 02/01/2015	2,930,000	3,051,870
First National Bank of Chicago Pass Through Trust,
Series 93-A, 8.080%, 01/05/2018	393,946	428,323
First Tennessee Bank, National Association,
5.650%, 04/01/2016	4,263,000	4,599,334
General Electric Capital Corporation:
6.000%, 08/07/2019	1,600,000	1,877,299
5.500%, 01/08/2020 @	2,550,000	2,920,166
5.550%, 05/04/2020 @	2,850,000	3,279,572
Genworth Holdings, Inc.:
5.750%, 06/15/2014	1,400,000	1,429,047
4.900%, 08/15/2023	1,500,000	1,499,256
GMAC Inc.,
8.000%, 12/31/2018	96,000	113,280
Great West Life & Annuity Insurance,
7.153%, 05/16/2046 (Acquired 05/16/2006 through 11/08/2007, Cost $1,792,736) *	1,800,000	1,854,000
HSBC Finance Corporation,
6.676%, 01/15/2021	2,059,000	2,365,867
HSBC USA Inc.,
2.375%, 02/13/2015	1,000,000	1,020,367
Humana Inc.,
7.200%, 06/15/2018	2,000,000	2,366,098
Hutchison Whampoa International Ltd.,
7.625%, 04/09/2019 (Acquired 10/16/2009 through 09/19/2011, Cost $3,073,480) * f @	2,800,000	3,410,176
ING Bank N.V.:
3.000%, 09/01/2015 (Acquired 08/17/2010 through 09/14/2012, Cost $2,319,842) * f	2,300,000	2,373,027
5.000%, 06/09/2021 (Acquired 06/12/2013, Cost $2,182,203) * f	2,000,000	2,174,060
ING U.S., Inc.,
2.900%, 02/15/2018 @	2,000,000	2,045,572
Invesco Finance PLC,
3.125%, 11/30/2022 f	4,225,000	3,909,371
Istar Financial, Inc.,
5.850%, 03/15/2017	75,000	80,344
J.P. Morgan Chase & Co.,
4.500%, 01/24/2022	3,000,000	3,173,193
Jefferies Group, Inc.,
6.875%, 04/15/2021	2,000,000	2,278,060
John Hancock Life Insurance Company,
7.375%, 02/15/2024 (Acquired 04/10/2013 through 04/11/2013, Cost $2,985,604) *	2,325,000	2,751,821
Kemper Corporation,
6.000%, 05/15/2017	600,000	657,890
KeyBank National Association,
7.413%, 05/06/2015	4,000,000	4,334,120
Kookmin Bank,
7.250%, 05/14/2014 (Acquired 06/12/2009, Cost $2,603,804) * f	2,600,000	2,659,470
Korea Housing Finance Corporation,
1.625%, 09/15/2018 (Acquired 02/26/2013 through 04/18/2013, Cost $842,436) * f	850,000	801,394
Liberty Mutual Group Inc.:
5.750%, 03/15/2014 (Acquired 09/03/2009 through 10/15/2010, Cost $998,455) *	1,000,000	1,009,978
4.250%, 06/15/2023 (Acquired 06/13/2013, Cost $1,987,300) *	2,000,000	1,931,062
Lloyds TSB Bank PLC:
4.875%, 01/21/2016 f	225,000	239,992
5.800%, 01/13/2020 (Acquired 02/09/2010 through 03/16/2012, Cost $2,904,831) * f @	2,900,000	3,324,760
M&I Marshall & Ilsley Bank:
4.850%, 06/16/2015	3,075,000	3,241,007
5.000%, 01/17/2017	1,000,000	1,078,920
Macquarie Bank Limited,
2.000%, 08/15/2016 (Acquired 08/07/2013, Cost $4,998,250) * f	5,000,000	5,056,855
Manulife Financial Corp.,
4.900%, 09/17/2020 f	2,300,000	2,468,705
Marsh & McLennan Companies, Inc.:
5.750%, 09/15/2015	574,000	620,000
2.550%, 10/15/2018	1,000,000	1,001,474
MassMutual Global Funding II,
2.000%, 04/05/2017 (Acquired 03/29/2012, Cost $3,783,470) *	3,800,000	3,811,164
MBIA Insurance Corp.,
11.504%, 01/15/2033 (Acquired 01/11/2008, Cost $500,000) * @	500,000	377,500
Merey Sweeny, L.P.,
8.850%, 12/18/2019 (Acquired 06/11/2013, Cost $1,925,814) *	1,648,580	1,856,344
Merrill Lynch & Company:
5.700%, 05/02/2017	1,000,000	1,111,566
6.875%, 04/25/2018	1,000,000	1,182,368
Metropolitan Life Global Funding I,
3.000%, 01/10/2023 (Acquired 01/03/2013, Cost $1,299,337) * @	1,300,000	1,211,201
Metropolitan Life Insurance Company,
7.700%, 11/01/2015 (Acquired 11/21/2013, Cost $2,232,154) *	2,000,000	2,197,264
Morgan Stanley:
4.750%, 04/01/2014	150,000	151,192
3.800%, 04/29/2016	125,000	132,229
6.625%, 04/01/2018	1,600,000	1,872,150
7.300%, 05/13/2019	2,700,000	3,278,902
National Australia Bank Limited:
0.743%, 10/08/2015 (Acquired 02/19/2013, Cost $3,101,308) * f	3,100,000	3,098,956
3.000%, 07/27/2016 (Acquired 07/20/2011, Cost $1,720,239) * f	1,725,000	1,805,523
0.669%, 12/02/2016 (Acquired 11/21/2013, Cost $1,175,000) * f	1,175,000	1,174,988
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (Acquired 10/07/2013, Cost $892,812) *	828,000	887,746
Nomura Holdings Inc.:
5.000%, 03/04/2015 f @	2,500,000	2,611,725
2.000%, 09/13/2016 f	2,450,000	2,470,254
NYSE Euronext,
2.000%, 10/05/2017	800,000	801,041
PNC Bank, National Association,
2.950%, 01/30/2023 @	4,000,000	3,681,256
Protective Life Corporation,
7.375%, 10/15/2019	1,425,000	1,737,912
Prudential Covered Trust 2012-1,
2.997%, 09/30/2015 (Acquired 11/06/2012 through 07/23/2013, Cost $2,616,119) *	2,550,000	2,628,997
Prudential Financial, Inc.:
3.875%, 01/14/2015	200,000	206,753
7.375%, 06/15/2019	850,000	1,043,534
Prudential Holdings, LLC,
8.695%, 12/18/2023 (Acquired 03/26/2013 through 12/12/2013, Cost $1,753,912) *	1,387,857	1,760,988
Regions Bank,
7.500%, 05/15/2018	2,475,000	2,928,633
Regions Financial Corporation,
5.750%, 06/15/2015	1,500,000	1,598,286
Royal Bank of Canada,
1.200%, 09/19/2017 f	2,800,000	2,774,332
Santander UK PLC,
5.000%, 11/07/2023 (Acquired 10/31/2013, Cost $996,810) * f	1,000,000	1,003,720
Simon Property Group, L.P.,
5.750%, 12/01/2015	610,000	660,727
SLM Corporation,
5.375%, 05/15/2014	1,578,000	1,605,615
Societe Generale:
2.750%, 10/12/2017 f @	2,750,000	2,834,425
2.625%, 10/01/2018 f @	1,000,000	1,008,770
5.200%, 04/15/2021 (Acquired 01/28/2013, Cost $1,391,465) * f	1,250,000	1,374,070
Sovereign Bank,
8.750%, 05/30/2018	3,080,000	3,700,756
Sumitomo Mitsui Banking Corporation,
2.500%, 07/19/2018 f	3,000,000	3,013,326
SunTrust Bank:
3.600%, 04/15/2016	2,450,000	2,580,622
5.450%, 12/01/2017	500,000	545,143
7.250%, 03/15/2018	1,506,000	1,771,939
SUSA Partnership, L.P.,
8.200%, 06/01/2017	2,800,000	3,313,075
Svenska Handelsbanken AB:
3.125%, 07/12/2016 f	275,000	287,624
2.875%, 04/04/2017 f @	1,500,000	1,562,492
2.500%, 01/25/2019 f	1,000,000	1,007,778
Swedbank AB,
1.750%, 03/12/2018 (Acquired 03/05/2013, Cost $3,236,382) * f @	3,250,000	3,193,210
Symetra Financial Corporation,
6.125%, 04/01/2016 (Acquired 08/12/2011 through 12/02/2013, Cost $1,330,136) *	1,269,000	1,350,842
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $3,774,008) * f @	3,800,000	3,736,240
The Bank of Nova Scotia:
0.660%, 12/13/2016 f	3,600,000	3,605,205
2.550%, 01/12/2017 f	150,000	155,567
The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
2.700%, 09/09/2018 (Acquired 09/03/2013, Cost $2,547,756) * f	2,550,000	2,578,435
The Bear Stearns Companies LLC:
6.400%, 10/02/2017	1,450,000	1,682,814
7.250%, 02/01/2018	2,275,000	2,724,019
The Charles Schwab Corporation,
6.375%, 09/01/2017	325,000	371,159
The Goldman Sachs Group, Inc.:
6.150%, 04/01/2018	3,900,000	4,472,041
2.900%, 07/19/2018	1,000,000	1,017,674
7.500%, 02/15/2019	865,000	1,053,543
The Hartford Financial Services Group, Inc.:
4.000%, 03/30/2015	1,000,000	1,038,893
5.500%, 10/15/2016	1,500,000	1,666,643
The Huntington National Bank,
1.300%, 11/20/2016	4,850,000	4,850,732
The Royal Bank of Scotland Group PLC:
2.550%, 09/18/2015 f	200,000	204,551
5.625%, 08/24/2020 f	3,300,000	3,694,423
6.125%, 01/11/2021 f	1,300,000	1,471,419
UBS AG,
5.875%, 12/20/2017 f	2,000,000	2,295,052
Union Bank, National Association,
2.125%, 06/16/2017	1,800,000	1,808,294
UnionBanCal Corp.,
3.500%, 06/18/2022 @	225,000	220,700
Wachovia Bank, National Association,
6.000%, 11/15/2017	1,479,000	1,706,618
WEA Finance LLC / WT Finance Aust Pty Ltd,
6.750%, 09/02/2019 (Acquired 11/21/2013, Cost $4,806,637) *	4,000,000	4,756,020
Wells Fargo & Company,
0.772%, 07/20/2016	3,000,000	3,010,656
Wells Fargo Bank, National Association,
Series AI, 4.750%, 02/09/2015	1,015,000	1,060,604
Westpac Banking Corporation,
1.600%, 01/12/2018 f	1,250,000	1,231,416
Willis Group Holdings Limited,
5.750%, 03/15/2021 f	3,250,000	3,496,054
		300,694,939	26.0%
Total Corporate Bonds		631,327,834	54.6%

Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC):
6.000%, 06/01/2021		181,985	199,454
6.000%, 07/01/2028		11,719	13,109
Federal Home Loan Mortgage Corporation (FHLMC):
Series 74, Class F, 6.000%, 10/15/2020		1,859	2,002
Series 1395, Class G, 6.000%, 10/15/2022		14,720	15,871
Federal National Mortgage Association (FNMA):
Series 1989-2, Class D, 8.800%, 01/25/2019		8,061	8,961
Series 1990-108, Class G, 7.000%, 09/25/2020		7,131	7,937
Series G-29, Class O, 8.500%, 09/25/2021		803	919
Series 1991-137, Class H, 7.000%, 10/25/2021		49,234	55,393
Series 1993-32, Class H, 6.000%, 03/25/2023		26,505	28,534
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034		817,035	837,859
Government National Mortgage Association (GNMA),
Series 1999-4, Class ZB, 6.000%, 02/20/2029		143,301	159,761
			1,329,800	0.1%
Non-U.S. Government Agency Issues
Bank of America Alternative Loan Trust:
Series 2003-11, Class 4A1, 4.750%, 01/25/2019		140,873	142,573
Series 2004-2, Class 5A1, 5.500%, 03/25/2019		464,703	476,312
Series 2004-11, Class 4A1, 5.500%, 12/25/2019		561,869	581,309
Series 2005-6, Class 7A1, 5.500%, 07/25/2020		26,142	26,696
Series 2006-2, Class 7A1, 6.000%, 03/25/2021		342,573	355,357
Series 2006-3, Class 6A1, 6.000%, 04/25/2036		434,295	448,508
Series 2006-4, Class 3CB4, 6.000%, 05/25/2046 §		599,277	506,719
Countrywide Alternative Loan Trust:
Series 2005-5R, Class A2, 4.750%, 12/25/2018		24,853	24,954
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §		442,368	437,866
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (Acquired 09/26/2007 through 01/28/2009, Cost $366,918) * §		373,305	340,332
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §		676,259	658,963
Series 2004-2CB, Class 1A8, 5.750%, 03/25/2034		5,145,064	5,242,553
Series 2005-11CB, Class 2A1, 5.500%, 06/25/2035 §		94,936	86,838
Credit Suisse First Boston Mortgage Securities Corporation,
Series 2005-3, Class 3A27, 5.500%, 07/25/2035		42,332	42,839
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020 §		1,021,349	1,037,842
Series 2006-A1, Class 2A1, 2.621%, 03/25/2036 §		713,523	558,588
Lehman Mortgage Trust,
Series 2006-4, Class 3A1, 5.000%, 08/25/2021		167,688	164,384
Master Alternative Loans Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019		541,920	553,424
Series 2004-3, Class 1A1, 5.000%, 03/25/2019		137,028	141,097
Series 2005-3, Class 4A1, 5.500%, 03/25/2020		128,240	133,922
Merrill Lynch Mortgage Investors Trust,
Series 2005-A8, Class A1C1, 5.250%, 08/25/2036		3,779	3,778
Residential Accredit Loans, Inc.,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019		51,779	52,703
Salomon Brothers Mortgage Securities VII,
Series 2003-UP2, Class A2, 4.000%, 06/25/2033		122,655	133,254
Washington Mutual Mortgage Pass Through Certificates:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019		727,139	749,390
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019		1,218,304	1,278,656
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019		381,378	399,994
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019		399,673	416,520
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019		290,116	305,281
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034		5,859,621	6,132,069
			21,432,721	1.9%
Asset Backed Securities
Amresco Residential Securities Mortgage Loan Trust,
Series 1998-1, Class A6, 6.510%, 08/25/2027		24,354	24,482
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3, Class A3, 0.315%, 10/25/2036		2,003,659	1,988,235
Cityscape Home Equity Loan Trust,
Series 1997-C, Class A4, 7.000%, 07/25/2028 † **		3,921	392
Countrywide Asset-Backed Certificates:
Series 2006-S3, Class A2, 6.085%, 06/25/2021 §		669,008	779,696
Series 2004-12, Class AF6, 4.634%, 03/25/2035		39,503	40,280
Series 2005-1, Class AF6, 5.030%, 07/25/2035		1,956,744	1,995,190
Series 2006-13, Class 1AF3, 5.120%, 01/25/2037 §		276,239	291,537
Series 2006-9, Class 1AF3, 5.859%, 10/25/2046 §		1,317,573	890,458
Delta Funding Home Equity Loan Trust:
Series 1997-2, Class A6, 7.040%, 06/25/2027		6,856	7,029
Series 1999-1, Class A6F, 6.340%, 12/15/2028		329	328
Series 1999-2, Class A7F, 7.030%, 08/15/2030		519,410	526,175
Equivantage Home Equity Loan Trust,
Series 1996-3, Class A3, 7.700%, 09/25/2027		375	374
Green Tree Financial Corporation:
Series 1993-4, Class A5, 7.050%, 01/15/2019		9,813	10,141
Series 1998-2, Class A5, 6.240%, 12/01/2028		409,017	420,899
Series 1998-3, Class A5, 6.220%, 03/01/2030		602,363	641,744
Series 1998-4, Class A5, 6.180%, 04/01/2030		234,660	241,292
IMC Home Equity Loan Trust,
Series 1998-1, Class A6, 7.020%, 06/20/2029		7,858	7,868
Master Credit Card Trust,
Series 2012-2A, Class A, 0.780%, 04/21/2017 (Acquired 10/24/2012, Cost $5,998,817) * f		6,000,000	5,990,142
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017		101,755	106,218
RAAC Series,
Series 2004-SP1, Class AI4, 5.285%, 08/25/2027		39,070	39,059
RAMP Trust,
Series 2003-RS7, Class AI6, 5.340%, 08/25/2033		13,913	13,955
Residential Asset Mortgage Products, Inc.,
Series 2005-RS1, Class AI6, 4.713%, 01/25/2035		208,727	204,463
Saxon Asset Securities Trust,
Series 2005-4, Class A1B, 0.545%, 11/25/2037		2,970,909	2,715,324
Soundview Home Loan Trust,
Series 2003-2, Class A2, 1.465%, 11/25/2033		4,851,513	4,792,504
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 0.835%, 10/25/2035		4,816,158	4,683,184
Springleaf Mortgage Loan Trust,
Series 2012-1A, Class A, 2.667%, 09/25/2057 (Acquired 04/11/2012, Cost $2,833,132) *		2,833,165	2,894,962
			29,305,931	2.5%
Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042		6,790,000	7,122,893
CD Commercial Mortgage Trust,
Series 2005-CD1, Class A4, 5.218%, 07/15/2044		7,000,000	7,421,855
Credit Suisse First Boston Mortgage Securities Corporation,
Series 2005-C5, Class A4, 5.100%, 08/15/2038		6,000,000	6,298,596
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A2, 3.642%, 08/12/2044		5,000,000	5,252,645
Federal National Mortgage Association (FNMA):
Series 2013-M1, Class ASQ2, 1.074%, 11/25/2016		3,325,311	3,335,620
Series 2012-M9, Class ASQ2, 1.513%, 12/25/2017		1,125,000	1,117,227
FHLMC Multifamily Structured Pass Through Certificates:
Series K-501, Class A2, 1.655%, 11/25/2016		2,345,000	2,377,736
Series K-702, Class A2, 3.154%, 02/25/2018		275,000	288,497
Series K-704, Class A2, 2.412%, 08/25/2018		300,000	305,705
Series K-705, Class A2, 2.303%, 09/25/2018		3,000,000	3,032,211
Series K-708, Class A2, 2.130%, 01/25/2019		8,300,000	8,266,053
Series K-003, Class A4, 5.053%, 01/25/2019		9,000,000	10,107,990
Series K-004, Class A2, 4.186%, 08/25/2019		5,875,000	6,381,125
Series K-005, Class A2, 4.317%, 11/25/2019		4,975,000	5,432,118
Series K-006, Class A2, 4.251%, 01/25/2020		1,863,000	2,015,414
Series KF02, Class A3, 0.795%, 07/25/2020		9,992,432	9,996,569
J.P. Morgan Chase Commercial Mortgage Trust,
Series 2005-CB12, Class A4, 4.895%, 09/12/2037		5,000,000	5,236,315
NCUA Guaranteed Notes,
Series 2010-C1, Class A2, 2.900%, 10/29/2020		2,000,000	2,065,918
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.289%, 12/15/2044		5,000,000	5,322,505
			91,376,992	7.9%
Total Long-Term Investments (Cost $1,119,586,358)			1,131,693,988	97.9%

SHORT-TERM INVESTMENTS		Shares
Money Market Mutual Fund
Short-Term Investments Trust - Liquid Assets Portfolio, 0.07% «		21,500,000	21,500,000
Total Short-Term Investments (Cost $21,500,000)			21,500,000	1.9%

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Companies
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% «		227,595,639	227,595,639
Total Investment Companies (Cost $227,595,639)			227,595,639	19.7%

Total Investments Purchased With Cash Proceeds From
Securities Lending (Cost $227,595,639)			227,595,639	19.7%
Total Investments (Cost $1,368,681,997)			1,380,789,627	119.5%
Liabilities in Excess of Other Assets			(225,083,702)	(19.5)%
TOTAL NET ASSETS			$1,155,705,925	100.0%

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
**	Illiquid Security
@	This security or portion of this security is out on loan at December 31, 2013.
f	Foreign Security
«	7-Day Yield
§	Security in Default
†	Priced at Fair Value by the Valuation Committee as delegated by the Baird Funds' Board of Directors.

Baird Intermediate Municipal Bond Fund
Schedule of Investments
December 31, 2013

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama State Public School & College Authority,
5.000%, 05/01/2019	$1,000,000	$1,165,470
Gulf Shores Alabama,
5.000%, 12/15/2018 (Callable 12/15/2017)	1,080,000	1,232,917
Montgomery Alabama Special Care Facility Revenue,
5.000%, 11/15/2015 (Pre-refunded to 11/15/2014)	1,540,000	1,602,001
		4,000,388	0.4%
Alaska
Alaska State Housing Finance Corporation,
5.000%, 06/01/2017 (Callable 06/01/2015)(Insured by NPFGC)	1,000,000	1,056,150	0.1%

Arizona
Gila County Arizona Unified School District Bonds,
5.250%, 07/01/2027 (Callable 07/01/2017)	1,000,000	1,064,200
Maricopa County Arizona University School District No. 48 Scottsdale,
4.000%, 07/01/2026 (Pre-refunded to 07/01/2016)	1,860,000	2,022,583
Phoenix Arizona Civic Corporation of Wastewater Systems Revenue,
5.000%, 07/01/2015 (Callable 07/01/2014)(Partially Pre-refunded)(Insured by NPFGC)	1,540,000	1,574,973
		4,661,756	0.5%
Arkansas
Arkansas Development Finance Authority,
5.500%, 12/01/2018 (ETM)	1,000,000	1,161,740	0.1%

California
Bakersfield California Certificates Participation,
0.000%, 04/15/2021 (ETM) ^	7,045,000	5,867,428
Coalinga California Regional Medical Center,
5.125%, 03/01/2032 (Pre-refunded to 03/01/2015)	2,420,000	2,549,978
Commerce Community Development Commission,
0.000%, 08/01/2021 (ETM) ^	965,000	677,941
Pittsburg California Redevelopment Agency Residential Mortgage Revenue,
9.600%, 06/01/2016 (ETM)	3,725,000	4,507,511
Port Oakland California Revenue,
5.000%, 11/01/2017 (Insured by NPFGC)	1,800,000	2,071,314
San Joaquin Hills California Transportation Corridor Agency Toll Road Revenue:
0.000%, 01/01/2020 (ETM) ^	6,865,000	6,072,367
0.000%, 01/01/2023 (ETM) ^	14,000,000	10,722,740
San Marcos California Public Facilities Authority Revenue,
0.000%, 09/01/2019 (ETM) ^	17,295,000	15,541,633
Woodside California Elementary School District Government School Bonds,
5.000%, 10/01/2023 (Pre-refunded to 10/01/2016)	1,130,000	1,270,968
		49,281,880	4.9%
Colorado
Colorado Springs Colorado Hospital Revenue Bonds,
5.000%, 12/15/2032 (Pre-refunded to 12/15/2018)	1,300,000	1,526,759
Colorado Springs Colorado Utilities Revenue Bonds,
5.875%, 11/15/2017 (ETM)	6,105,000	6,562,020
County of El Paso Colorado Mortgage Revenue Bonds,
0.000%, 09/01/2015 (ETM) ^	1,330,000	1,319,892
Dawson Ridge Metropolitan District No. 1 Colorado:
0.000%, 10/01/2022 (ETM) ^	16,595,000	12,662,483
0.000%, 10/01/2022 (ETM) ^	17,540,000	13,383,546
Regional Transportation District Colorado Sales Tax Revenue,
5.000%, 11/01/2036 (Pre-refunded to 11/01/2016)	6,785,000	7,646,831
		43,101,531	4.3%
Connecticut
State of Connecticut,
5.000%, 10/15/2020	4,390,000	5,142,402	0.5%

Florida
Brevard County Florida School Board,
5.000%, 07/01/2020 (Callable 07/01/2017)(Insured by AMBAC)	1,925,000	2,099,501
Broward County Florida School Board:
5.250%, 07/01/2022 (Callable 07/01/2021)	8,390,000	9,455,446
5.250%, 07/01/2023 (Callable 07/01/2021)	4,915,000	5,508,044
County of St. Lucie Florida,
6.000%, 10/01/2020 (ETM)	6,420,000	7,857,566
Dade County Florida Health Facility Authority Hospital Revenue,
5.750%, 05/01/2021 (ETM)	1,750,000	2,037,910
Escambia County Florida Housing Finance Authority Multifamily Housing Revenue,
0.000%, 10/15/2018 (ETM) ^	4,130,000	3,791,299
Florida State Board of Education,
5.000%, 06/01/2022 (Callable 06/01/2019)	13,800,000	15,572,886
Florida State Department of Management Services,
5.000%, 08/01/2018	2,500,000	2,868,325
Florida State Mid-Bay Bridge Authority Revenue:
6.875%, 10/01/2022 (ETM)	4,675,000	5,938,419
6.875%, 10/01/2022 (ETM)	3,175,000	4,033,044
Florida State Municipal Power Agency Revenue,
5.000%, 10/01/2017 (Callable 02/03/2014)(ETM)	1,590,000	1,835,941
Gulf Environmental Services Inc. Florida Revenue Bonds,
5.000%, 10/01/2018 (ETM)	1,285,000	1,428,046
Hillsborough County Florida School Board Master Lease Program,
5.500%, 07/01/2018 (Insured by NPFGC)	2,000,000	2,344,880
Hillsborough County Industrial Development Authority:
5.625%, 08/15/2029 (Pre-refunded to 08/15/2018)	2,285,000	2,742,640
8.000%, 08/15/2032 (Pre-refunded to 08/15/2019)	1,940,000	2,614,945
Miami Beach Florida Resort Tax Revenue,
6.250%, 10/01/2022 (ETM)	1,470,000	1,792,371
Miami Dade County Florida Entitlement Revenue Bonds,
5.000%, 08/01/2015 (Insured by NPFGC)	3,000,000	3,192,690
Miami-Dade County Florida,
4.500%, 10/01/2020	7,100,000	7,781,955
Miami-Dade County Florida School Board,
5.000%, 05/01/2016 (Insured by NPFGC)	3,000,000	3,287,490
Miami-Dade County Florida Water & Sewer Revenue,
5.250%, 10/01/2022	1,125,000	1,299,499
Orlando Florida Utilities Commission Water & Electric Revenue,
6.750%, 10/01/2017 (ETM)	830,000	941,469
Palm Beach County Florida Revenue,
5.000%, 11/01/2018 (Callable 11/01/2017)	1,000,000	1,145,060
Pinellas County Housing Finance Authority,
4.250%, 03/01/2027 (Callable 09/01/2019)	1,880,000	1,962,852
Sarasota County Florida School Board,
5.000%, 07/01/2015 (Insured by NPFGC)	1,000,000	1,066,540
Seminole County Florida Water & Sewage Revenue,
6.000%, 10/01/2019 (ETM)	5,200,000	6,027,996
Sunrise Florida Utility System Revenue,
5.500%, 10/01/2018 (ETM)	3,000,000	3,419,130
		102,045,944	10.1%
Georgia
Atlanta Georgia Water & Wastewater Revenue,
5.500%, 11/01/2017 (Insured by AGM)	8,445,000	9,844,759
Forsyth County Georgia Hospital Authority Revenue Anticipation Certificates,
6.375%, 10/01/2028 (Callable 02/03/2014)(ETM)	8,050,000	9,789,605
Georgia Municipal Electric Authority Power Revenue:
6.500%, 01/01/2017 (Pre-refunded to 01/01/2014)( Insured by AGM)	120,000	120,000
6.500%, 01/01/2017 (Insured by AGM)	7,350,000	7,884,786
Gwinnett County Georgia School District,
5.000%, 02/01/2026 (Pre-refunded to 02/01/2018)	7,400,000	8,564,612
Northwestern Gwinnett County Georgia Facilities Corporation I Certificate Participation,
5.750%, 06/15/2019 (Pre-refunded to 06/15/2014)	2,030,000	2,145,832
Richmond County Development Authority:
0.000%, 12/01/2021 (ETM) ^	720,000	575,712
0.000%, 12/01/2021 (ETM) ^	3,510,000	2,806,596
State of Georgia,
5.000%, 07/01/2020 (Callable 07/01/2017)	12,570,000	14,250,734
		55,982,636	5.6%
Illinois
Chicago Illinois,
5.000%, 01/01/2017 (Callable 01/01/2016)(Insured by AGM)	2,360,000	2,497,281
Chicago Illinois Board of Education:
5.000%, 12/01/2017 (Callable 12/01/2016)(Insured by AGM)	4,345,000	4,693,817
5.000%, 12/01/2017 (Insured by AMBAC)	2,100,000	2,274,027
6.000%, 01/01/2020 (Insured by NPFGC)	1,745,000	1,902,783
Chicago Illinois Public Building Community Building Revenue:
7.000%, 01/01/2015 (ETM)	1,990,000	2,049,501
7.000%, 01/01/2020 (ETM)	1,555,000	1,932,243
Cook County Community High School District No. 233,
4.000%, 12/01/2026 (Callable 06/01/2022)	3,695,000	3,889,098
Cook County Illinois School District No. 097,
9.000%, 12/01/2015 (Insured by NPFGC)	2,605,000	3,021,253
Cook County Illinois School District No. 100,
8.100%, 12/01/2016 (ETM)	1,430,000	1,737,693
Cook County Illinois School District No. 159,
0.000%, 12/01/2022 (ETM) ^	2,000,000	1,489,220
Dupage County Illinois Stormwater Project,
5.600%, 01/01/2021	1,095,000	1,210,851
Illinois Development Financial Authority,
0.000%, 07/15/2023 (ETM) ^	16,860,000	12,274,923
Illinois Finance Authority,
0.000%, 07/15/2025 (ETM) ^	9,560,000	6,308,166
Illinois Municipal Electric Agency Power Supply Revenue Bonds,
5.250%, 02/01/2016 (Insured by NPFGC)	1,000,000	1,089,410
Illinois State:
5.000%, 01/01/2019 (Insured by AGM)	1,000,000	1,109,750
4.000%, 09/01/2019 (Callable 09/01/2018)(Insured by AGM)	5,000,000	5,209,200
6.000%, 11/01/2026 (Insured by NPFGC)	3,000,000	3,372,300
Illinois State Toll Highway Authority Priority Revenue Bonds,
5.500%, 01/01/2016 (Insured by AGM)	2,100,000	2,286,249
Illinois State Toll Highway Authority Revenue Bonds:
5.000%, 01/01/2026 (Pre-refunded to 07/01/2016)	1,065,000	1,184,387
5.000%, 01/01/2031 (Pre-refunded to 07/01/2016)	2,055,000	2,285,365
Kane McHenry Cook & De Kalb Counties Illinois School District No. 300:
9.000%, 01/01/2015 (Insured by AMBAC)	1,000,000	1,082,950
7.000%, 01/01/2018 (Insured by AMBAC)	6,140,000	7,394,218
Kendall Kane & Will Counties Community Unit School District No. 308,
0.000%, 02/01/2021 ^	13,625,000	10,518,364
Lake County Illinois Community Consolidated School District,
0.000%, 12/01/2014 (Insured by NPFGC) ^	1,875,000	1,847,138
Lake County Illinois Community High School District No. 124 Grant,
5.000%, 12/01/2017	1,050,000	1,201,126
McHenry & Kane Counties Illinois Community School District No. 158:
0.000%, 01/01/2016 (ETM) ^	1,245,000	1,230,272
0.000%, 01/01/2016 ^	725,000	699,683
Metropolitan Pier & Exposition Authority Illinois:
5.500%, 06/15/2016 (ETM)	1,805,000	2,018,586
5.500%, 12/15/2023 (ETM)	2,250,000	2,661,547
Regional Transportation Authority Illinois,
6.000%, 07/01/2022 (Insured by NPFGC)	4,705,000	5,600,173
Southern Illinois University Revenue:
5.250%, 04/01/2018 (Insured by NPFGC)	1,075,000	1,215,255
5.250%, 04/01/2019 (Insured by NPFGC)	1,390,000	1,574,995
Village of Schaumburg IL,
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	6,022,205
Winnebago County Illinois School District No. 122 Harlam-Loves Park:
0.000%, 01/01/2018 (ETM) ^	155,000	147,256
0.000%, 01/01/2018 (Insured by AGM) ^	1,205,000	1,079,174
		106,110,459	10.5%

Indiana
Franklin Community Multi-School Building Corp,
5.000%, 07/15/2020	1,990,000	2,204,363
Hammond Indiana Multi-School Building Corporation Revenue Bonds:
6.000%, 01/15/2018 (ETM)	1,000,000	1,100,460
5.000%, 07/15/2018 (Insured by NPFGC)	1,330,000	1,487,126
Indiana State Office Building Commissions Facilities Revenue Bonds,
5.250%, 07/01/2017	1,115,000	1,268,725
Indiana Toll Road Commission,
9.000%, 01/01/2015 (ETM)	455,000	474,510
Indianapolis Local Public Improvement Bond Bank,
5.500%, 01/01/2019 (Insured by NPFGC)	1,155,000	1,324,069
Indianapolis Local Public Improvement Bond Waterworks Project,
5.500%, 07/01/2018 (Insured by NPFGC)	3,460,000	3,991,594
Perry Township Multi School Building Corporation,
5.000%, 07/10/2018 (Callable 07/10/2015)	1,000,000	1,056,420
Purdue University Indiana Revenue,
5.000%, 07/01/2015	1,650,000	1,766,837
South Bend Indiana Community School Building Corporation,
5.000%, 07/15/2017 (Insured by NPFGC)	1,000,000	1,125,230
		15,799,334	1.6%

Kansas
City of Wichita KS,
5.000%, 11/15/2034 (Pre-refunded to 11/15/2019)	810,000	963,406
Wyandotte County Kansas Revenue,
5.000%, 09/01/2019 (Callable 03/01/2019)(Insured by BHAC)	1,865,000	2,119,964
		3,083,370	0.3%
Kentucky
Jefferson County Kentucky School District Financial School Building Revenue Bonds,
5.500%, 01/01/2018 (Insured by AGM)	3,340,000	3,862,076
Louisville & Jefferson County Metropolitan Government,
6.125%, 02/01/2037 (Pre-refunded to 02/01/2018)	13,665,000	16,456,896
		20,318,972	2.0%
Louisiana
Louisiana Public Facilities Authority Revenue:
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	9,810,000	11,874,220
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	19,285,000	23,495,494
State of Louisiana:
5.000%, 11/15/2018	1,775,000	2,083,726
5.000%, 11/15/2020 (Callable 05/15/2020)	10,000,000	11,654,700
		49,108,140	4.9%
Maryland
City of Baltimore MD,
5.000%, 07/01/2024 (ETM)	1,195,000	1,406,419
State of Maryland,
5.000%, 03/15/2019 (Pre-refunded to 03/15/2017)	1,135,000	1,292,243
		2,698,662	0.3%
Massachusetts
Massachusetts Department of Transportation,
5.000%, 01/01/2020 (ETM)	1,975,000	2,226,319
Massachusetts State:
5.000%, 08/01/2020 (Pre-refunded to 08/01/2016)	5,820,000	6,502,104
4.000%, 12/01/2022 (Callable 12/01/2019)	15,000,000	16,066,950
Massachusetts State Water Resources Authority:
5.250%, 12/01/2015 (ETM)	2,165,000	2,254,025
6.500%, 07/15/2019 (ETM)	2,855,000	3,295,383
		30,344,781	3.0%
Michigan
Brighton Area School District/MI:
5.000%, 05/01/2020	1,300,000	1,467,960
5.000%, 05/01/2021	500,000	561,825
Detroit Michigan City School District,
5.000%, 05/01/2016 (Callable 05/01/2015)(Insured by AGM)	1,000,000	1,035,740
Harper Creek Michigan Community School District,
5.000%, 05/01/2016 (Callable 05/01/2015)(Insured by AGM)	1,550,000	1,635,374
Jenison Michigan Public Schools,
5.250%, 05/01/2015 (Insured by NPFGC)	1,390,000	1,478,793
Lakeview Public School District,
5.000%, 05/01/2017 (Insured by NPFGC)	2,275,000	2,550,616
Livonia Michigan Public Schools School District:
5.000%, 05/01/2017 (Callable 05/01/2014)(Insured by NPFGC)	4,295,000	4,351,437
5.000%, 05/01/2022 (Callable 05/01/2014)(Insured by NPFGC)	3,000,000	3,030,330
Michigan Finance Authority,
5.000%, 01/01/2019	7,000,000	8,083,460
Michigan State Housing Development Authority,
4.750%, 06/01/2016	4,000,000	4,171,400
State of Michigan,
0.000%, 06/01/2022 (ETM) ^	2,000,000	1,522,880
		29,889,815	3.0%
Minnesota
Minnesota State Housing Finance Agency Homeownership Finance Bond:
4.250%, 07/01/2028 (Callable 01/01/2020)	885,000	922,612
4.500%, 07/01/2034 (Callable 07/01/2021)	1,745,000	1,855,511
University of Minnesota,
5.500%, 07/01/2021 (ETM)	8,455,000	9,862,927
Western Minnesota Municipal Power Agency,
6.375%, 01/01/2016 (ETM)	1,195,000	1,261,478
		13,902,528	1.4%
Mississippi
Mississippi Development Bank Special Obligations,
5.250%, 10/01/2030 (Pre-refunded to 10/01/2015)	1,110,000	1,204,461
Mississippi Housing Financial Corporation,
0.000%, 06/01/2015 (ETM) ^	1,500,000	1,491,990
		2,696,451	0.3%
Missouri
St. Charles County Missouri Francis Howell School District,
4.500%, 03/01/2018	1,000,000	1,138,340	0.1%

Nebraska
Omaha Nebraska Public Electric Power District Revenue,
6.200%, 02/01/2017 (ETM)	7,410,000	8,032,218	0.8%

Nevada
Las Vegas Clark County Nevada Library District,
5.000%, 01/01/2017	2,080,000	2,311,795	0.2%

New Hampshire
New Hampshire Housing Finance Authority Revenue Bonds,
5.250%, 07/01/2028 (Callable 01/01/2021)	3,765,000	4,029,190
State of New Hampshire,
5.000%, 07/01/2021 (Callable 07/01/2020)	1,000,000	1,167,930
		5,197,120	0.5%
New Jersey
County of Hudson NJ,
3.000%, 03/15/2021	1,140,000	1,109,186
New Jersey State Housing & Mortgage Finance Agency Bonds,
4.500%, 10/01/2029 (Callable 04/01/2021)	7,700,000	7,817,194
New Jersey State Transportation Trust Fund Authority:
5.500%, 12/15/2015 (Insured by AMBAC)	2,595,000	2,845,911
5.250%, 12/15/2020	5,000,000	5,812,350
New Jersey State Turnpike Authority:
6.500%, 01/01/2016 (ETM)	970,000	1,027,860
6.500%, 01/01/2016 (ETM)	80,000	84,772
5.500%, 01/01/2025	2,000,000	2,310,820
		21,008,093	2.1%
New Mexico
New Mexico Mortgage Financial Authority:
4.625%, 09/01/2025 (Callable 03/01/2020)	1,060,000	1,094,598
4.500%, 09/01/2028 (Callable 03/01/2020)	895,000	937,164
New Mexico State Hospital Equipment Loan Council Hospital Revenue,
5.250%, 07/01/2025 (Pre-refunded to 07/01/2015)	1,000,000	1,070,550
		3,102,312	0.3%
New York
Cattaraugus-Little Valley Central School District:
3.125%, 06/15/2016	1,520,000	1,582,183
3.125%, 06/15/2017	1,000,000	1,040,370
Churchville-Chili Central School District:
3.000%, 06/15/2017	1,045,000	1,104,377
3.000%, 06/15/2018	1,070,000	1,113,945
Long Island Power Authority and Electric System Revenue,
5.000%, 12/01/2017 (Callable 12/01/2016)(Insured by NPFGC)	2,000,000	2,195,080
Metropolitan Transit Authority New York,
6.000%, 04/01/2020 (ETM)	13,430,000	16,213,368
New York State Dormitory Authority and Personal Income Tax Revenue,
5.000%, 12/15/2017	2,000,000	2,316,840
New York State Thruway Authority,
5.000%, 03/15/2022 (Callable 03/15/2019)	4,040,000	4,560,231
New York, New York:
5.000%, 03/01/2016 (Callable 03/01/2015)(Partially Pre-refunded)(Insured by FGIC-TCRS)	1,000,000	1,053,590
5.000%, 08/01/2017	5,000,000	5,687,900
5.250%, 08/15/2021 (Callable 08/15/2018)	1,125,000	1,274,287
Suffolk County Water Authority,
6.000%, 06/01/2017 (ETM)	4,715,000	5,263,732
Susquehanna Valley Central School District:
3.125%, 06/15/2017	1,155,000	1,199,664
3.125%, 06/15/2019	1,375,000	1,398,127
TSASC Inc. New York,
4.750%, 06/01/2022 (Callable 06/01/2016)	165,000	159,336
Westchester Tobacco Asset Securitization Corp. New York,
6.950%, 07/15/2039 (Pre-refunded to 07/15/2017)	13,075,000	15,986,410
		62,149,440	6.2%
North Carolina
North Carolina Eastern Municipal Power Agency,
5.000%, 01/01/2021 (ETM)	7,790,000	9,148,809
North Carolina Eastern Municipal Power Agency Power Systems Revenue:
5.000%, 01/01/2017 (ETM)	6,630,000	7,208,136
6.400%, 01/01/2021 (ETM)	5,750,000	6,766,773
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	7,665,000	8,763,701
6.000%, 01/01/2026 (Pre-refunded to 01/01/2022)	1,895,000	2,384,952
		34,272,371	3.4%
Ohio
Cincinnati Ohio City School District,
5.000%, 12/01/2016 (Insured by AGM)	2,000,000	2,238,140
Cleveland Municipal School District:
4.000%, 12/01/2017	1,790,000	1,960,784
4.000%, 12/01/2018	1,865,000	2,045,028
4.000%, 12/01/2019	1,940,000	2,117,898
5.000%, 12/01/2020	2,015,000	2,306,732
Miamisburg Ohio Water Revenue,
7.000%, 11/15/2016 (Callable 02/03/2014)(ETM)	60,000	64,859
Ohio Housing Finance Agency,
5.000%, 11/01/2028 (Callable 05/01/2020)	2,055,000	2,159,086
State of Ohio:
5.500%, 02/01/2020	1,195,000	1,435,494
5.000%, 06/15/2021	6,740,000	7,908,783
		22,236,804	2.2%

Pennsylvania
Central Dauphin Pennsylvania School District,
6.750%, 02/01/2024 (Pre-refunded to 02/01/2016)	1,275,000	1,441,681
Erie Pennsylvania Sewer Authority Revenue,
5.125%, 06/01/2020 (ETM)	1,380,000	1,585,551
Lampeter Strasburg School District,
4.000%, 06/01/2019	1,715,000	1,878,062
Pennsylvania Convention Center Authority Revenue Bonds,
6.000%, 09/01/2019 (ETM)	10,060,000	12,141,414
Pennsylvania Housing Finance Agency:
3.700%, 04/01/2018	2,130,000	2,209,470
3.750%, 10/01/2018	1,760,000	1,836,806
3.900%, 04/01/2019	1,025,000	1,066,328
3.900%, 10/01/2019 (Callable 04/01/2019)	1,675,000	1,734,329
Philadelphia Pennsylvania Authority For Industrial Development Revenue,
5.250%, 01/01/2027 (Pre-refunded to 01/01/2017)	1,790,000	2,026,853
Philadelphia Pennsylvania Gas Works,
7.000%, 05/15/2020 (ETM)	2,395,000	2,870,575
Pittsburgh Pennsylvania Water & Sewer Authority Revenue Bonds,
7.250%, 09/01/2014 (Callable 01/21/2014)(ETM)	315,000	329,584
St. Mary Hospital Authority Pennsylvania Health Revenue,
5.375%, 11/15/2034 (Pre-refunded to 11/15/2014)	1,510,000	1,575,640
		30,696,293	3.0%
Puerto Rico
Commonwealth of Puerto Rico,
5.000%, 07/01/2021	6,000,000	4,602,360
Puerto Rico Electric Power Authority:
0.000%, 07/01/2017 (Pre-refunded to 07/01/2017)(ETM) ^	5,010,000	4,525,182
0.000%, 07/01/2017 (Pre-refunded to 07/01/2017) ^	3,000,000	2,668,110
Puerto Rico Public Finance Corp.,
6.000%, 08/01/2026 (ETM)	1,080,000	1,315,667
		13,111,319	1.3%
South Carolina
Piedmont Municipal Power Agency South Carolina Electric Revenue,
6.750%, 01/01/2020 (ETM)	6,450,000	8,187,049
South Carolina State Public Service Authority,
5.000%, 01/01/2018 (Pre-refunded to 01/01/2014)	760,000	760,000
		8,947,049	0.9%
South Dakota
Heartland Consumers Power District,
7.000%, 01/01/2016 (ETM)	660,000	701,659	0.1%

Tennessee
Metropolitan Government Nashville & Davidson County Tennessee H&E,
0.000%, 06/01/2021 (ETM) ^	1,050,000	861,557
Shelby County Tennessee Health Educational & Housing Facilities Revenue,
5.500%, 08/15/2019 (ETM)	4,395,000	4,842,894
Tennessee Housing Development Agency,
4.500%, 07/01/2028 (Callable 01/01/2020)	3,695,000	3,886,216
		9,590,667	0.9%
Texas
Barbers Hill Texas Independent School District General Obligation,
5.000%, 02/15/2017 (Callable 02/15/2015)(PSF Guaranteed)	2,125,000	2,231,101
Capital Area Housing Finance Corporation Texas,
0.000%, 01/01/2016 (ETM) ^	6,060,000	5,982,068
Central Texas Housing Finance Corporation,
0.000%, 09/01/2016 (ETM) ^	1,500,000	1,471,980
City of Austin TX Water & Wastewater System Revenue,
5.000%, 11/15/2024 (Callable 11/15/2022)	3,000,000	3,413,550
City of Houston TX Utility System Revenue,
5.500%, 12/01/2024 (ETM)	1,735,000	2,126,694
Conroe Independent School District:
5.000%, 02/15/2022 (Callable 02/15/2021)(PSF Guaranteed)	1,000,000	1,172,710
5.000%, 02/15/2023 (Callable 02/15/2021)(PSF Guaranteed)	2,680,000	3,131,392
Cypress-Fairbanks Independent School District:
5.000%, 02/15/2017 (Pre-refunded to 02/15/2016)	1,085,000	1,190,885
5.000%, 02/15/2017 (Callable 02/15/2016)	415,000	452,885
Dallas Texas Independent School District,
5.000%, 02/15/2020 (PSF Guaranteed)	2,410,000	2,837,920
El Paso Texas Waterworks & Sewer Revenue,
5.000%, 08/15/2018	1,355,000	1,563,128
Frisco Texas Independent School District,
6.000%, 08/15/2018 (Callable 08/15/2016)(PSF Guaranteed)	1,625,000	1,832,057
Georgetown Independent School District,
4.000%, 02/15/2020 (PSF Guaranteed)	1,900,000	2,130,508
Georgetown Texas Independent School District,
5.000%, 02/15/2016 (Callable 02/15/2015)(PSF Guaranteed)	1,000,000	1,050,270
Harris County Texas:
5.000%, 10/01/2019	1,525,000	1,794,711
5.750%, 10/01/2020 (Pre-refunded to 10/01/2018)	175,000	211,549
5.750%, 10/01/2028 (Pre-refunded to 10/01/2018)	6,830,000	8,256,446
Harris County Texas Health Facilities Development Corporation Hospital Revenue,
5.500%, 10/01/2019 (ETM)	4,780,000	5,523,338
Houston Texas Utility System Revenue,
5.250%, 05/15/2015 (Callable 05/15/2014)(Insured by NPFGC)	3,000,000	3,053,250
Houston Texas Water & Sewer System Revenue Bonds,
5.500%, 12/01/2029 (ETM)	16,050,000	19,618,236
Humble Texas Independent School District,
5.000%, 02/15/2021 (PSF Guaranteed)	1,500,000	1,763,355
Killeen Independent School District,
4.000%, 02/15/2024 (Callable 02/15/2021)(PSF Guaranteed)	1,145,000	1,205,090
La Porte Independent School District/TX,
5.000%, 02/15/2018 (Callable 02/15/2015)	85,000	88,873
Lower Colorado River Authority,
4.750%, 01/01/2028 (ETM)	800,000	917,016
Lubbock Texas,
5.000%, 02/15/2021 (Callable 02/15/2018)(Insured by AGM)	3,425,000	3,776,234
Lubbock Texas Housing Finance Corp.,
8.000%, 10/01/2021 (ETM)	1,780,000	2,421,174
Lubbock Texas Independent School District,
4.000%, 02/15/2022 (Callable 02/15/2020)(PSF Guaranteed)	1,000,000	1,072,240
Lufkin Texas Independent School District,
5.000%, 08/15/2015 (Callable 08/15/2014)(PSF Guaranteed)	1,735,000	1,785,957
Magnolia Texas Independent School District,
5.000%, 08/15/2016 (PSF Guaranteed)	1,475,000	1,643,637
Mission Consolidation Independent School District,
5.000%, 02/15/2019 (Callable 02/15/2015)(PSF Guaranteed)	1,265,000	1,321,039
Pasadena Independent School District,
5.000%, 02/15/2022 (Callable 02/15/2021)(PSF Guaranteed)	1,115,000	1,285,461
Retama Texas Development Corporation Special Facilites Revenue,
8.750%, 12/15/2018 (ETM)	2,035,000	2,713,347
San Antonio Texas Electric & Gas Revenue,
5.650%, 02/01/2019 (ETM)	11,665,000	13,694,010
San Antonio Texas Hotel Occupancy Tax Revenue Bonds,
0.000%, 08/15/2015 (ETM) ^	2,100,000	2,085,552
San Antonio Texas Independent School District,
5.000%, 08/15/2017 (Callable 08/15/2015)(PSF Guaranteed)	2,000,000	2,147,760
Spring Texas Independent School District,
5.000%, 08/15/2019 (Callable 08/15/2018)(PSF Guaranteed)	1,020,000	1,183,588
Tarrant County Texas Health Facilities Revenue,
6.000%, 09/01/2024 (ETM)	7,990,000	9,658,072
Tarrant County Texas Housing Finance Corporation Revenue Bonds,
0.000%, 09/15/2016 (ETM) ^	1,800,000	1,770,732
Temple Independent School District,
4.000%, 02/01/2022 (Callable 02/01/2021)(PSF Guaranteed)	1,120,000	1,212,467
Texas State:
5.000%, 10/01/2018	6,285,000	7,370,482
5.000%, 04/01/2020 (Callable 04/01/2016)	3,965,000	4,313,286
Tomball Hospital Authority,
5.000%, 07/01/2020 (Pre-refunded to 07/01/2015)	2,200,000	2,352,174
University of Texas Revenue Bonds,
5.000%, 08/15/2018 (Pre-refunded to 08/15/2016)	1,225,000	1,369,023
Ysleta Independent School District,
5.000%, 08/15/2023 (Callable 08/15/2021)	1,020,000	1,166,911
		137,362,158	13.6%
Utah
Granite School District Board of Education:
5.000%, 06/01/2022 (Callable 06/01/2021)	3,900,000	4,498,767
5.000%, 06/01/2023 (Callable 06/01/2021)	1,750,000	1,995,963
Salt Lake City Utah Hospital Revenue,
8.125%, 05/15/2015 (Callable 02/03/2014)(ETM)	160,000	170,211
		6,664,941	0.7%
Virginia
Bristol Virginia Utility Systems General Obligations,
5.500%, 11/01/2018 (ETM)	1,095,000	1,266,619
Danville Industrial Development Authority,
5.250%, 10/01/2028 (ETM)	1,500,000	1,776,960
Virginia Public School Authority,
6.250%, 12/01/2028 (Pre-refunded to 12/01/2018)	1,285,000	1,586,847
		4,630,426	0.5%
Washington
Snohomish County School District No. 201,
4.000%, 12/01/2021 (Callable 12/01/2020)	4,500,000	4,952,925
Snohomish County Washington Public Utilities Revenue,
6.800%, 01/01/2020 (Callable 02/03/2014)(ETM)	3,605,000	4,373,190
Thurston & Pierce Counties Washington Community Schools,
4.250%, 12/01/2021 (Callable 12/01/2020)	2,755,000	3,020,692
Walla Walla County School District No 250 College Place,
5.000%, 12/01/2019	1,290,000	1,481,449
Washington Health Care Facilities Authority:
6.250%, 08/01/2028 (Pre-refunded to 08/01/2018)	1,305,000	1,593,914
6.125%, 11/15/2031 (Pre-refunded to 05/15/2021)	415,000	524,124
6.250%, 08/01/2036 (Pre-refunded to 08/01/2018)	7,715,000	9,423,024
6.250%, 11/15/2041 (Pre-refunded to 05/15/2021)	4,165,000	5,295,339
Washington State:
5.000%, 01/01/2021	10,000,000	11,693,000
5.500%, 07/01/2023	5,000,000	5,955,100
		48,312,757	4.8%
West Virginia
Ohio County Board of Education,
5.250%, 06/01/2018 (ETM)	1,130,000	1,325,682	0.1%

Wisconsin
Ladysmith-Hawkins Wisconsin School District General Obligation,
5.200%, 04/01/2018 (Callable 04/01/2016)(Insured by NPFGC)	3,000,000	3,152,760
Wisconsin State Health & Educational Facilities Revenue,
5.000%, 12/01/2019 (Callable 12/01/2014)(Insured by NPFGC)	3,320,000	3,391,745
		6,544,505	0.6%
Total Municipal Bonds (Cost $942,215,751)		967,722,888	96.1%

	Shares
SHORT-TERM INVESTMENTS
Money Market Mutual Fund
Goldman Sachs Financial Square Funds, 0.01% «	3,275,138	3,275,138
Total Short-Term Investments (Cost $3,275,138)		3,275,138	0.3%

Total Investments (Cost $945,490,889)		970,998,026	96.4%
Other Assets in Excess of Liabilities		35,996,572	3.6%
TOTAL NET ASSETS		$1,006,994,598	100.0%

Notes to Schedule of Investments
AGM - Assured Guaranty Municipal
AMBAC - Ambac Assurance Corporation.
BHAC - Berkshire Hathaway Assurance Corp.
FGIC-TCRS - Financial Guaranty Insurance Company
NPFGC - National Public Finance Guarantee Corp.
PSF - Texas Permanent School Fund
ETM - Escrowed to Maturity
^ Non-Income Producing
« 7-Day Yield

Baird Aggregate Bond Fund
Schedule of Investments
December 31, 2013
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.250%, 04/30/2019 @	$148,924,400	$144,282,129
5.250%, 11/15/2028 @	53,151,500	63,989,410
4.375%, 02/15/2038 @	32,287,400	35,142,833
3.500%, 02/15/2039 @	49,855,900	46,950,248
		290,364,620	16.1%
Taxable Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	4,465,000	4,688,920
California Qualified School Bond Joint Powers Authority,
7.155%, 03/01/2027	6,695,000	7,090,139
California School Finance Authority:
5.041%, 07/01/2020	2,230,000	2,363,309
5.043%, 01/01/2021 (Callable 12/31/2015)	1,785,000	1,812,132
Contra Costa County California Pension Obligation,
5.140%, 06/01/2017	5,335,000	5,738,326
Cuyahoga County Ohio Industrial Development Revenue,
9.125%, 10/01/2023	895,000	816,446
Eaton Ohio Community City Schools,
5.390%, 08/25/2027 (Callable 06/01/2020)	2,305,000	2,333,720
Elgin Ohio LOC School District,
5.499%, 08/31/2027 (Callable 12/01/2019)	4,440,000	4,452,876
New Hampshire Housing Finance Authority:
3.050%, 01/01/2021	1,110,000	1,092,362
3.750%, 07/01/2034 (Callable 07/01/2023)	3,275,000	3,222,011
North Carolina Housing Finance Agency,
2.812%, 07/01/2035 (Callable 01/01/2024)	5,585,000	5,499,829
Portigon AG
4.796%, 07/15/2015 f	2,488,000	2,628,452
San Dieguito California Public Facilities,
6.459%, 05/01/2027	5,675,000	6,001,766
State Public School Building Authorities Revenue,
5.000%, 09/15/2027	4,458,000	4,635,161
Three Rivers Ohio LOC School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	2,365,000	2,371,906
Tobacco Settlement Authority Iowa,
6.500%, 06/01/2023 (Callable 06/01/2015)	5,795,000	5,624,337
West Contra Costa Unified School District,
6.250%, 08/01/2030	1,785,000	1,747,069
Westlake Ohio City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	3,570,000	3,686,846
		65,805,607	3.7%
Other Government Related Securities
Corp Andina de Fomento,
4.375%, 06/15/2022 f	6,107,000	6,047,035
Nexen Inc.,
6.400%, 05/15/2037 f	3,392,000	3,861,165
PEMEX Project Funding Master Trust:
5.750%, 03/01/2018	2,499,000	2,786,385
6.625%, 06/15/2035	893,000	939,883
Petrobras Global Finance B.V.,
4.375%, 05/20/2023 f	1,785,000	1,590,242
Petrobras International Finance Company:
3.500%, 02/06/2017 f	4,463,000	4,503,841
5.750%, 01/20/2020 f	893,000	918,842
The Export-Import Bank of Korea,
4.000%, 01/11/2017 f	1,400,000	1,483,147
		22,130,540	1.2%
Corporate Bonds
Industrials
Acuity Brands Lighting Inc.,
6.000%, 12/15/2019	3,749,000	4,042,408
Altera Corporation,
4.100%, 11/15/2023	2,000,000	1,928,062
Ameritech Capital Funding Debentures:
9.100%, 06/01/2016	1,127,664	1,260,617
6.450%, 01/15/2018	2,668,000	3,023,199
Anadarko Petroleum Corporation:
6.375%, 09/15/2017	5,355,000	6,147,910
8.700%, 03/15/2019	2,432,000	3,079,087
Anglo American Capital PLC:
9.375%, 04/08/2014 (Acquired 08/29/2012, Cost $3,644,419) * f	3,570,000	3,649,140
9.375%, 04/08/2019 (Acquired 04/02/2009, Cost $1,785,000) * f	1,785,000	2,261,773
Apple, Inc.,
2.400%, 05/03/2023 @	2,678,000	2,408,087
Bunge Limited Finance Corp.:
5.100%, 07/15/2015	1,151,000	1,218,381
8.500%, 06/15/2019	2,500,000	3,071,207
Bunge N.A. Finance L.P.,
5.900%, 04/01/2017	3,392,000	3,703,511
Canadian Natural Resources Limited:
5.700%, 05/15/2017 f	50,000	56,191
6.500%, 02/15/2037 f @	982,000	1,110,244
Celgene Corporation,
4.000%, 08/15/2023 @	2,477,000	2,438,849
CenturyLink Inc.,
Series R, 5.150%, 06/15/2017 @	2,678,000	2,872,155
Comcast Corporation:
4.250%, 01/15/2033 @	5,712,000	5,305,985
6.950%, 08/15/2037	893,000	1,097,765
Computer Sciences Corporation,
2.500%, 09/15/2015	4,686,000	4,783,080
ConAgra Foods, Inc.:
5.819%, 06/15/2017	1,506,000	1,697,253
4.950%, 08/15/2020	1,785,000	1,916,365
9.750%, 03/01/2021	107,000	138,120
Continental Airlines, Inc. Pass Through Trust,
Series 974A, 6.900%, 01/02/2018	234,405	251,106
D.R. Horton, Inc.,
6.500%, 04/15/2016	893,000	975,602
Deutsche Telekom International Finance B.V.,
8.750%, 06/15/2030 f	411,000	579,832
Donnelley (R.R.) & Sons Co.:
8.600%, 08/15/2016	2,231,000	2,582,383
6.125%, 01/15/2017	88,000	95,920
7.625%, 06/15/2020 @	893,000	971,137
Express Scripts Holding Co,
2.650%, 02/15/2017 @	2,678,000	2,760,148
Federal Express Corp. 1998 Pass Through Trust,
Series 981B, 6.845%, 01/15/2019	2,256,378	2,489,866
Fidelity National Information Services, Inc.:
7.875%, 07/15/2020	3,994,000	4,357,290
3.500%, 04/15/2023 @	3,570,000	3,254,102
Fiserv, Inc.,
4.625%, 10/01/2020	1,785,000	1,827,390
FMC Corporation,
4.100%, 02/01/2024	3,000,000	2,979,054
Fomento Economico Mexicano SAB de CV,
4.375%, 05/10/2043 f	4,374,000	3,608,830
Ford Motor Credit Company LLC:
7.000%, 04/15/2015	1,160,000	1,248,586
2.875%, 10/01/2018 @	6,806,000	6,966,587
Glencore Funding LLC:
6.000%, 04/15/2014 (Acquired 10/31/2005 through 06/20/2011, Cost $7,229,899) *	7,223,000	7,326,867
2.500%, 01/15/2019 (Acquired 05/22/2013 through 10/29/2013, Cost $4,440,774) *	4,463,000	4,321,603
4.125%, 05/30/2023 (Acquired 07/22/2013, Cost $405,877) * @	446,000	416,794
GTE Corporation:
6.840%, 04/15/2018	4,137,000	4,818,596
8.750%, 11/01/2021	89,000	112,666
Health Management Association,
6.125%, 04/15/2016	580,000	642,350
Holcim U.S. Finance,
6.000%, 12/30/2019 (Acquired 09/24/2009 through 09/04/2013, Cost $1,253,158) * f	1,232,000	1,392,480
Hospira, Inc.,
6.050%, 03/30/2017	4,463,000	4,924,430
Hyundai Capital Services Inc.:
6.000%, 05/05/2015 (Acquired 05/20/2013, Cost $1,892,857) * f	1,785,000	1,898,333
4.375%, 07/27/2016 (Acquired 04/23/2013, Cost $2,135,795) * f	2,008,000	2,136,350
3.500%, 09/13/2017 (Acquired 03/07/2012 through 12/03/2013, Cost $1,658,305) * f	1,650,000	1,705,709
Johnson Controls Inc.,
6.000%, 01/15/2036	893,000	959,739
Lafarge S.A.,
7.125%, 07/15/2036 f @	893,000	930,952
LeasePlan Corporation N.V.:
3.000%, 10/23/2017 (Acquired 12/03/2013, Cost $508,327) * f	500,000	503,647
2.500%, 05/16/2018 (Acquired 08/02/2013 through 09/24/2013, Cost $7,976,500) * f	8,158,000	7,931,208
Martin Marietta Materials, Inc.,
6.250%, 05/01/2037	893,000	836,352
Masco Corporation,
6.125%, 10/03/2016	1,450,000	1,624,000
Mega Advance Investments Ltd,
5.000%, 05/12/2021 (Acquired 05/09/2011, Cost $4,858,830) * f	4,909,000	5,028,348
Mizuho Bank, Ltd.,
1.850%, 03/21/2018 (Acquired 03/14/2013, Cost $3,119,689) * f	3,124,000	3,044,869
Murphy Oil Corporation,
4.000%, 06/01/2022	4,463,000	4,246,134
Mylan Inc.,
6.000%, 11/15/2018 (Acquired 02/01/2013 through 02/12/2013, Cost $5,860,936) *	5,496,000	5,856,510
Nabors Industries, Inc.,
6.150%, 02/15/2018	982,000	1,103,502
National Oilwell Varco Inc.,
Series B, 6.125%, 08/15/2015	6,288,000	6,294,980
New Cingular Wireless Services, Inc.,
8.750%, 03/01/2031	1,160,000	1,641,094
Noble Energy, Inc.,
8.250%, 03/01/2019	2,684,000	3,336,067
Pactiv Corporation,
7.950%, 12/15/2025	286,000	268,125
Petrohawk Energy Corporation,
7.250%, 08/15/2018	6,166,000	6,646,948
Plains Exploration & Production Company,
7.625%, 04/01/2020	7,627,000	8,417,325
Plum Creek Timberlands, L.P.,
5.875%, 11/15/2015	3,887,000	4,207,526
Questar Market Resources Inc.,
6.800%, 03/01/2020	893,000	937,650
Rio Tinto Alcan, Inc.,
5.750%, 06/01/2035 f	446,000	467,686
Rio Tinto Finance (USA) Limited,
9.000%, 05/01/2019 f @	4,909,000	6,409,298
Samarco Mineracao S.A.,
5.750%, 10/24/2023 (Acquired 10/22/2013, Cost $4,478,404) * f	4,463,000	4,418,370
Seagate HDD Cayman,
6.875%, 05/01/2020 f	3,000,000	3,243,750
SK Telecom,
6.625%, 07/20/2027 (Acquired 07/13/2007, Cost $1,322,945) * f	1,339,000	1,551,839
Sprint Capital Corporation:
6.900%, 05/01/2019 @	2,499,000	2,730,157
8.750%, 03/15/2032	320,000	343,200
Talisman Energy Inc.,
7.750%, 06/01/2019 f	1,071,000	1,282,700
Telecom Italia Capital, SA:
7.175%, 06/18/2019 f @	1,785,000	2,003,662
7.200%, 07/18/2036 f	5,350,000	5,149,375
Telefonica Emisiones S.A.U.:
6.421%, 06/20/2016 f	1,830,000	2,039,261
6.221%, 07/03/2017 f	4,530,000	5,106,764
The Mosaic Company,
5.450%, 11/15/2033	2,000,000	2,037,696
Time Warner Cable Inc.:
6.550%, 05/01/2037	893,000	826,340
6.750%, 06/15/2039	2,767,000	2,605,690
Time Warner, Inc.:
7.625%, 04/15/2031	982,000	1,242,786
7.700%, 05/01/2032	5,918,000	7,598,540
TSMC Global Ltd,
1.625%, 04/03/2018 (Acquired 12/03/2013, Cost $1,138,923) * f	1,175,000	1,125,222
Tyco Electronics Group S.A.,
6.550%, 10/01/2017 f	6,248,000	7,150,186
U.S. Airways Pass Through Trust,
Series 981A, 6.850%, 01/30/2018	213,355	224,022
Vale Overseas Limited:
8.250%, 01/17/2034 f	3,526,000	4,061,755
6.875%, 11/21/2036 f	1,383,000	1,428,297
6.875%, 11/10/2039 f	893,000	923,740
Valero Energy Corporation,
9.375%, 03/15/2019	2,000,000	2,577,570
Verizon Communications, Inc.,
6.400%, 09/15/2033	7,140,000	8,211,864
Vulcan Materials Co.:
7.000%, 06/15/2018	1,785,000	2,030,437
7.150%, 11/30/2037	446,000	441,540
Wabtec Corporation,
4.375%, 08/15/2023	2,678,000	2,646,670
Westvaco Corporation:
9.750%, 06/15/2020	143,000	180,901
8.200%, 01/15/2030	4,463,000	5,288,387
Woodside Finance Limited,
8.125%, 03/01/2014 (Acquired 02/24/2009, Cost $2,599,194) * f	2,600,000	2,632,113
Xerox Corporation,
8.250%, 05/15/2014	4,659,000	4,783,866
Xstrata Finance Canada Ltd,
5.800%, 11/15/2016 (Acquired 12/06/2011, Cost $646,749) * f	616,000	678,688
Yara International ASA,
5.250%, 12/15/2014 (Acquired 10/02/2012 through 11/09/2012, Cost $5,815,157) * f	5,614,000	5,822,218
		284,932,966	15.8%

Utility
Ameren Corporation,
8.875%, 05/15/2014	6,159,000	6,335,622
Arizona Public Service Senior Unsecured Notes,
8.750%, 03/01/2019	759,000	964,680
Beaver Valley Funding Corporation Debentures,
9.000%, 06/01/2017	456,000	458,605
Comision Federal de Electricidad,
4.875%, 01/15/2024 (Acquired 10/17/2013, Cost $2,662,655) * f	2,678,000	2,657,915
Constellation Energy Group Inc.,
4.550%, 06/15/2015	5,232,000	5,492,177
DCP Midstream, LLC,
9.750%, 03/15/2019 (Acquired 02/29/2012 through 10/15/2012, Cost $6,330,492) *	5,065,000	6,302,060
El Paso Pipeline Partners Operating Co LLC,
7.500%, 11/15/2040	4,017,000	4,818,809
Enel Finance International:
5.125%, 10/07/2019 (Acquired 09/30/2009, Cost $2,199,280) * f	2,209,000	2,358,439
6.800%, 09/15/2037 (Acquired 09/13/2007, Cost $1,691,506) * f	1,696,000	1,757,938
Energy Transfer Partners, L.P.,
9.700%, 03/15/2019	893,000	1,156,220
Exelon Generation Company, LLC,
6.200%, 10/01/2017	1,964,000	2,219,410
FPL Group Capital, Inc.,
Series D, 7.300%, 09/01/2067	2,455,000	2,700,500
GG1C Funding Corporation,
5.129%, 01/15/2014 (Acquired 06/27/2006, Cost $163,373) *	163,421	163,566
Kinder Morgan Energy Partners, L.P.:
9.000%, 02/01/2019	893,000	1,134,597
6.950%, 01/15/2038	2,008,000	2,306,786
6.500%, 09/01/2039	893,000	979,022
Kinder Morgan Finance,
5.700%, 01/05/2016 f @	803,000	862,528
Korea Electric Power Corporation,
6.750%, 08/01/2027 f	1,932,000	2,305,335
Korea Gas Corp.,
4.250%, 11/02/2020 (Acquired 10/26/2010, Cost $2,309,418) * f	2,321,000	2,410,721
Maritimes & Northeast Pipeline, LLC,
7.500%, 05/31/2014 (Acquired 06/18/2013, Cost $7,505,693) *	7,344,312	7,504,051
National Rural Utilities Corporation:
10.375%, 11/01/2018	547,000	739,754
8.000%, 03/01/2032	2,834,000	3,801,584
ONEOK Partners, L.P.:
6.150%, 10/01/2016	3,036,000	3,409,343
8.625%, 03/01/2019	2,937,000	3,683,527
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013, Cost $8,514,123) * f	8,546,000	8,607,147
PPL Energy Supply, LLC,
Series A, 5.700%, 10/15/2015	1,839,000	1,940,459
PSEG Power LLC:
5.320%, 09/15/2016 @	2,877,000	3,165,508
5.125%, 04/15/2020	3,575,000	3,898,727
RGS (I&M) Funding Corporation Debentures,
Series F*, 9.820%, 12/07/2022	878,631	1,070,850
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (Acquired 03/17/2010, Cost $1,783,411) * @	1,785,000	1,584,188
Southern Natural Gas,
5.900%, 04/01/2017 (Acquired 03/14/2007, Cost $1,247,925) *	1,250,000	1,400,850
Spectra Energy Capital LLC,
5.668%, 08/15/2014	893,000	919,552
Williams Partners L.P.,
6.300%, 04/15/2040	2,767,000	2,973,731
		92,084,201	5.1%

Finance
ABN AMRO Bank N.V.,
2.500%, 10/30/2018 (Acquired 10/23/2013, Cost $8,020,227) * f	8,033,000	8,015,649
Ally Financial Inc.,
6.750%, 12/01/2014	134,000	140,198
American General Finance Corporation,
6.900%, 12/15/2017 @	400,000	437,200
American International Group, Inc.:
5.450%, 05/18/2017	2,678,000	2,993,254
8.250%, 08/15/2018	1,785,000	2,232,821
6.400%, 12/15/2020	830,000	980,945
4.125%, 02/15/2024	893,000	887,823
8.175%, 05/15/2058	893,000	1,080,530
Ameriprise Financial, Inc.,
7.300%, 06/28/2019	1,785,000	2,189,219
AmSouth Bancorp,
6.750%, 11/01/2025	223,000	233,801
Associates Corporation of North America,
6.950%, 11/01/2018	4,664,000	5,549,269
BAC Capital Trust VI,
5.625%, 03/08/2035	357,000	348,577
Bank of America Corporation Subordinated Notes,
10.200%, 07/15/2015	1,531,000	1,720,526
Banponce Trust I,
Series A, 8.327%, 02/01/2027	1,941,000	1,669,260
Barclays Bank PLC,
6.750%, 05/22/2019 f	3,570,000	4,302,817
BNP Paribas,
3.250%, 03/03/2023 f	3,570,000	3,377,727
BPCE:
1.488%, 04/25/2016 f	2,544,000	2,577,105
2.500%, 12/10/2018 f	2,500,000	2,486,615
5.700%, 10/22/2023 (Acquired 10/15/2013, Cost $5,346,111) * f	5,355,000	5,517,042
Cie de Financement Foncier SA,
2.500%, 09/16/2015 (Acquired 08/13/2012 through 08/14/2012, Cost $1,321,974) * f	1,300,000	1,337,192
Citigroup, Inc.:
4.450%, 01/10/2017	893,000	967,833
6.125%, 11/21/2017	2,477,000	2,855,260
CNA Financial Corporation,
6.500%, 08/15/2016	4,463,000	5,019,353
Commonwealth Bank of Australia,
0.843%, 10/08/2015 (Acquired 01/09/2013, Cost $4,464,815) * f	4,463,000	4,460,724
Countrywide Financial Corporation,
6.250%, 05/15/2016 @	4,757,000	5,249,340
Credit Agricole S.A.:
1.096%, 10/03/2016 (Acquired 09/26/2013, Cost $1,750,000) * f @	1,750,000	1,754,741
6.637%, 05/29/2049 (Acquired 05/23/2007, Cost $893,000) * f @	893,000	892,963
Credit Suisse New York,
5.300%, 08/13/2019 f	1,406,000	1,578,288
Dresdner Bank AG,
7.250%, 09/15/2015 f	2,151,000	2,322,387
First Empire Capital Trust I,
8.234%, 02/01/2027	2,798,000	2,837,110
First Empire Capital Trust II,
8.277%, 06/01/2027	1,406,000	1,433,984
First Hawaiian Capital Trust I,
Series B, 8.343%, 07/01/2027	3,346,000	3,400,373
First National Bank of Chicago Pass Through Trust,
Series 93-A, 8.080%, 01/05/2018	379,876	413,026
First Tennessee Bank, National Association,
5.050%, 01/15/2015	4,503,000	4,675,564
FMR LLC,
4.950%, 02/01/2033 (Acquired 01/29/2013, Cost $1,747,795) *	1,750,000	1,717,130
General Electric Capital Corporation:
5.550%, 05/04/2020	5,534,000	6,368,123
4.650%, 10/17/2021 @	5,355,000	5,833,994
Genworth Holdings, Inc.:
5.750%, 06/15/2014 @	1,264,000	1,290,225
4.900%, 08/15/2023	1,339,000	1,338,336
GMAC Inc.,
8.000%, 12/31/2018	360,000	424,800
Goldman Sachs Capital I,
6.345%, 02/15/2034 @	1,053,000	1,062,481
Great West Life & Annuity Insurance,
7.153%, 05/16/2046 (Acquired 05/16/2006 through 11/08/2007, Cost $2,482,656) *	2,499,000	2,573,970
Highmark Inc. Notes,
4.750%, 05/15/2021 (Acquired 05/03/2011, Cost $2,667,181) *	2,678,000	2,517,947
HSBC Holdings PLC,
6.500%, 09/15/2037 f	1,874,000	2,216,447
HSBC USA Capital Trust I,
7.808%, 12/15/2026 (Acquired 03/08/2007, Cost $303,459) *	300,000	303,750
HSBC USA Capital Trust III,
8.380%, 05/15/2027 (Acquired 11/06/2007, Cost $452,326) *	446,000	453,365
Humana Inc.,
7.200%, 06/15/2018	1,785,000	2,111,742
Hutchison Whampoa International Ltd.,
7.625%, 04/09/2019 (Acquired 10/22/2009 through 10/29/2009, Cost $5,495,675) * f @	5,088,000	6,196,777
ING Bank N.V.:
4.000%, 03/15/2016 (Acquired 03/08/2011, Cost $3,256,241) * f @	3,258,000	3,443,390
3.750%, 03/07/2017 (Acquired 03/28/2012, Cost $1,903,782) * f	1,919,000	2,021,129
ING U.S., Inc.,
5.500%, 07/15/2022	2,000,000	2,174,984
Invesco Finance PLC,
3.125%, 11/30/2022 f	5,902,000	5,461,091
J.P. Morgan Chase & Co.:
4.250%, 10/15/2020	536,000	568,180
5.600%, 07/15/2041	4,106,000	4,456,016
J.P. Morgan Chase Bank NA,
5.875%, 06/13/2016	2,678,000	2,970,140
Jefferies Group, Inc.:
6.875%, 04/15/2021	3,570,000	4,066,337
6.250%, 01/15/2036	1,290,000	1,244,850
John Hancock Life Insurance Company,
7.375%, 02/15/2024 (Acquired 08/26/2010, Cost $6,743,936) *	6,069,000	7,183,141
Kookmin Bank,
7.250%, 05/14/2014 (Acquired 08/24/2009 through 03/10/2010, Cost $4,542,412) * f	4,500,000	4,602,929
Liberty Mutual Group Inc.:
4.250%, 06/15/2023 (Acquired 06/13/2013, Cost $2,660,995) *	2,678,000	2,585,692
10.750%, 06/15/2058 (Acquired 05/21/2008, Cost $2,182,029) *	2,231,000	3,335,345
Liberty Mutual Insurance Company,
7.697%, 10/15/2097 (Acquired 03/26/2003, Cost $297,699) *	465,000	474,275
Lincoln National Corporation:
8.750%, 07/01/2019	5,218,000	6,716,380
6.050%, 04/20/2067	1,004,000	996,470
Lloyds TSB Bank PLC,
5.800%, 01/13/2020 (Acquired 02/10/2010, Cost $1,399,205) * f	1,428,000	1,637,158
M&I Marshall & Ilsley Bank,
4.850%, 06/16/2015	5,355,000	5,644,095
Macquarie Group Limited,
3.000%, 12/03/2018 (Acquired 11/25/2013, Cost $8,490,900) * f	8,525,000	8,490,670
Marsh & McLennan Companies, Inc.:
2.300%, 04/01/2017	2,231,000	2,246,871
9.250%, 04/15/2019	1,473,000	1,908,214
Massachusetts Mutual Life Insurance Company,
8.875%, 06/01/2039 (Acquired 05/27/2009 through 12/05/2013, Cost $5,273,987) *	3,936,000	5,640,532
MBIA Insurance Corp.,
11.504%, 01/15/2033 (Acquired 01/11/2008, Cost $714,000) *	714,000	539,070
Merrill Lynch & Company:
6.400%, 08/28/2017	893,000	1,029,545
6.875%, 04/25/2018	1,562,000	1,846,859
7.750%, 05/14/2038	1,138,000	1,469,232
MetLife, Inc.:
7.717%, 02/15/2019	982,000	1,217,196
6.500%, 12/15/2032	466,000	554,462
Morgan Stanley:
4.750%, 04/01/2014	960,000	967,632
4.000%, 07/24/2015	893,000	932,420
7.300%, 05/13/2019	5,110,000	6,205,625
5.625%, 09/23/2019	1,941,000	2,206,307
National Australia Bank Limited,
0.743%, 10/08/2015 (Acquired 01/16/2013, Cost $8,907,256) * f	8,900,000	8,897,001
National City Bank,
5.800%, 06/07/2017	1,750,000	1,972,395
Nomura Holdings Inc.,
2.000%, 09/13/2016 f	6,248,000	6,299,652
PNC Bank, National Association,
4.200%, 11/01/2025	2,678,000	2,625,037
Protective Life Corporation,
7.375%, 10/15/2019	7,096,000	8,654,189
Prudential Covered Trust 2012-1,
2.997%, 09/30/2015 (Acquired 12/19/2012 through 07/23/2013, Cost $6,946,569) *	6,771,100	6,980,862
Prudential Holdings, LLC,
8.695%, 12/18/2023 (Acquired 08/13/2013 through 12/17/2013, Cost $2,070,911) *	1,654,900	2,099,826
Rabobank Nederland,
0.492%, 03/07/2016 (Acquired 05/21/2013, Cost $8,873,483) * f	8,926,000	8,916,101
Regions Bank,
7.500%, 05/15/2018	4,463,000	5,281,005
Regions Financial Corporation:
7.750%, 11/10/2014	252,000	265,873
5.750%, 06/15/2015	1,785,000	1,901,960
Republic New York Capital I,
7.750%, 11/15/2026	893,000	902,823
Republic New York Corporation Debentures,
9.125%, 05/15/2021	625,000	784,125
Santander Issuances,
6.500%, 08/11/2019 (Acquired 10/18/2007 through 03/19/2012, Cost $1,631,723) * f @	1,600,000	1,643,666
Santander UK PLC,
5.000%, 11/07/2023 (Acquired 10/31/2013, Cost $1,993,620) * f	2,000,000	2,007,440
Skandinaviska Enskilda Banken AB,
2.375%, 11/20/2018 (Acquired 11/13/2013, Cost $4,995,550) * f	5,000,000	4,967,450
SLM Corporation:
5.375%, 05/15/2014	3,492,000	3,553,110
5.625%, 08/01/2033	446,000	369,622
Sovereign Bank,
8.750%, 05/30/2018	6,327,000	7,602,169
Sparebank 1 Boligkreditt AS,
1.750%, 11/15/2019 (Acquired 11/07/2012, Cost $4,428,322) * f	4,463,000	4,237,618
Sumitomo Mitsui Banking Corporation,
3.950%, 07/19/2023 f	1,850,000	1,841,854
SunTrust Bank,
7.250%, 03/15/2018	1,874,000	2,204,922
SUSA Partnership, L.P.,
8.200%, 06/01/2017	921,000	1,089,765
Swedbank AB,
2.125%, 09/29/2017 (Acquired 09/24/2012, Cost $1,782,305) * f	1,785,000	1,785,543
Symetra Financial Corporation,
6.125%, 04/01/2016 (Acquired 03/23/2006, Cost $889,044) *	893,000	950,592
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $1,772,791) * f @	1,785,000	1,755,049
TD Ameritrade Holding Corporation,
5.600%, 12/01/2019	2,945,000	3,399,467
The Bank of Nova Scotia,
0.643%, 03/15/2016 f	7,000,000	7,011,179
The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
4.100%, 09/09/2023 (Acquired 09/03/2013, Cost $1,978,255) * f	1,986,000	1,989,724
The Bear Stearns Companies LLC,
5.300%, 10/30/2015	2,276,000	2,454,944
The Goldman Sachs Group, Inc.:
6.250%, 09/01/2017	893,000	1,022,360
6.150%, 04/01/2018	5,534,000	6,345,711
7.500%, 02/15/2019	1,964,000	2,392,091
The Hartford Financial Services Group, Inc.:
4.000%, 10/15/2017	4,463,000	4,746,941
8.125%, 06/15/2038 @	1,964,000	2,289,042
The NASDAQ OMX Group Inc.,
4.000%, 01/15/2015	893,000	916,349
The Royal Bank of Scotland Group PLC,
6.125%, 01/11/2021 f	2,812,000	3,182,793
UBS AG,
5.750%, 04/25/2018 f	2,678,000	3,074,478
Wachovia Bank, National Association,
6.000%, 11/15/2017	3,789,000	4,372,127
WEA Finance LLC / WT Finance Aust Pty Ltd,
6.750%, 09/02/2019 (Acquired 11/06/2013, Cost $3,002,708) *	2,500,000	2,972,513
WellPoint, Inc.,
5.100%, 01/15/2044 @	1,584,000	1,570,769
Westpac Banking Corporation,
1.600%, 01/12/2018 f	7,029,000	6,924,500
Willis North America, Inc.:
5.625%, 07/15/2015	669,000	714,011
7.000%, 09/29/2019	4,463,000	5,164,017
		365,316,505	20.2%
Total Corporate Bonds		742,333,672	41.1%

Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC):
6.500%, 07/01/2014	661	665
6.000%, 06/01/2020	194,624	208,443
5.500%, 11/01/2022	115,387	125,896
5.000%, 06/01/2023	116,723	125,826
5.500%, 07/01/2023	132,216	144,358
3.500%, 11/01/2025	9,194,814	9,591,885
2.500%, 04/01/2028	5,873,835	5,826,638
6.500%, 06/01/2029	377,025	422,391
5.500%, 01/01/2036	781,219	853,001
6.000%, 12/01/2036	586,063	649,026
5.000%, 03/01/2038	5,700,806	6,139,862
5.500%, 05/01/2038	2,659,004	2,897,979
4.500%, 11/01/2039	4,032,226	4,270,501
4.500%, 11/01/2039	8,967,412	9,495,646
4.500%, 03/01/2041	7,149,654	7,571,038
3.500%, 06/01/2042	8,788,659	8,730,184
3.500%, 07/01/2042	27,196,100	27,015,150
3.000%, 08/01/2042	31,652,338	30,025,422
3.000%, 10/01/2042	11,512,228	10,920,043
3.000%, 02/01/2043	6,408,485	6,078,835
Federal Home Loan Mortgage Corporation (FHLMC):
Series 206, Class E, 0.000%, 07/15/2019 ^	45,029	44,935
Series 141, Class D, 5.000%, 05/15/2021	23,158	24,501
Series 1074, Class I, 6.750%, 05/15/2021	21,716	23,614
Series 1081, Class K, 7.000%, 05/15/2021	135,651	151,743
Series 163, Class F, 6.000%, 07/15/2021	20,583	22,581
Series 188, Class H, 7.000%, 09/15/2021	49,351	54,785
Series 1286, Class A, 6.000%, 05/15/2022	17,079	18,459
4.500%, 09/01/2040	9,625,090	10,198,113
Federal National Mortgage Association (FNMA):
Series 1989-37, Class G, 8.000%, 07/25/2019	143,290	157,622
5.000%, 12/01/2019	461,637	491,866
Series 1989-94, Class G, 7.500%, 12/25/2019	40,075	44,241
Series 1990-58, Class J, 7.000%, 05/25/2020	6,371	7,065
Series 1990-76, Class G, 7.000%, 07/25/2020	45,251	50,178
Series 1990-105, Class J, 6.500%, 09/25/2020	24,503	26,564
Series 1990-108, Class G, 7.000%, 09/25/2020	8,223	9,153
Series 1991-1, Class G, 7.000%, 01/25/2021	11,762	13,125
Series 1991-86, Class Z, 6.500%, 07/25/2021	17,845	19,535
5.000%, 11/01/2021	3,945,112	4,224,301
5.500%, 01/01/2023	5,849,558	6,425,957
Series 1993-58, Class H, 5.500%, 04/25/2023	234,376	254,982
5.500%, 07/01/2023	465,887	511,835
5.000%, 11/01/2023	1,098,875	1,192,066
6.000%, 03/01/2026	437,170	486,108
6.000%, 05/01/2026	965,408	1,073,080
3.000%, 04/01/2027	13,396,449	13,686,108
2.500%, 12/01/2027	14,130,895	14,033,454
5.000%, 05/01/2028	709,593	772,890
Series 1998-66, Class C, 6.000%, 12/25/2028	146,763	159,551
4.500%, 08/01/2029	5,180,145	5,519,792
4.500%, 09/01/2029	5,545,254	5,908,932
6.000%, 03/01/2033	136,074	152,718
5.000%, 11/01/2033	141,869	154,426
5.500%, 04/01/2034	2,784,259	3,082,956
Series 2004-W6, Class 1A4, 5.500%, 07/25/2034	448,416	457,073
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	1,545,665	1,585,059
5.500%, 09/01/2034	546,637	601,496
6.000%, 11/01/2034	142,712	160,142
5.500%, 02/01/2035	1,931,394	2,124,745
5.000%, 10/01/2035	8,550,597	9,280,415
5.000%, 11/01/2035	3,542,088	3,843,245
5.500%, 11/01/2036	860,247	945,387
5.500%, 04/01/2037	4,326,261	4,765,972
6.000%, 08/01/2037	177,852	191,943
4.500%, 11/01/2039	744,759	789,033
4.000%, 08/01/2040	4,665,870	4,805,374
3.500%, 12/01/2040	2,270,019	2,257,497
3.500%, 02/01/2041	19,291,039	19,185,334
4.000%, 02/01/2041	23,728,324	24,439,851
4.000%, 09/01/2041	7,435,599	7,659,606
4.000%, 12/01/2041	23,718,687	24,434,829
3.000%, 05/01/2042	9,232,172	8,775,330
Government National Mortgage Association (GNMA):
6.000%, 11/20/2033	119,013	135,030
5.000%, 07/20/2040	6,822,225	7,471,805
4.500%, 01/20/2041	20,472,515	21,977,958
4.000%, 06/20/2042	18,144,036	18,898,537
3.500%, 09/20/2042	11,570,892	11,691,082
		376,566,768	20.8%

Non-U.S. Government Agency Issues
Bank of America Alternative Loan Trust:
Series 2003-4, Class 2A1, 5.000%, 06/25/2018		132,018	136,039
Series 2003-5, Class 2A1, 5.000%, 07/25/2018		1,651,801	1,700,980
Series 2003-11, Class 4A1, 4.750%, 01/25/2019		247,983	250,975
Series 2004-6, Class 4A1, 5.000%, 07/25/2019		173,778	176,937
Series 2004-7, Class 4A1, 5.000%, 08/25/2019		3,245,260	3,329,896
Series 2004-11, Class 4A1, 5.500%, 12/25/2019		177,697	183,845
Series 2005-2, Class 4A1, 5.500%, 03/25/2020		275,167	286,835
Series 2005-4, Class 3A1, 5.500%, 05/25/2020		1,296,030	1,333,072
Series 2005-10, Class 5A1, 5.250%, 11/25/2020		662,649	678,015
Series 2007-1, Class 1A1, 8.638%, 04/25/2022		1,131,097	1,166,001
Series 2003-11, Class 2A1, 6.000%, 01/25/2034		676,710	707,653
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035		215,446	205,387
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 §		446,380	394,591
Series 2005-11, Class 1CB4, 5.500%, 12/25/2035 §		253,031	223,411
Series 2006-5, Class CB7, 6.000%, 06/25/2046 §		990,165	815,199
Bear Stearns Asset Backed Securities Trust,
Series 2004-AC2, Class 2A, 5.000%, 05/25/2034		1,287,575	1,294,393
Chase Mortgage Finance Corporation,
Series 2006-A1, Class 2A3, 2.704%, 09/25/2036 §		3,321,912	2,794,874
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%, 11/25/2035 §		395,085	391,759
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §		429,097	424,730
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §		1,928,900	1,879,564
Series 2006-J5, Class 3A1, 5.409%, 07/25/2021 §		438,593	428,147
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022		489,728	503,719
Series 2002-11, Class A4, 6.250%, 10/25/2032		58,697	59,998
Series 2003-20CB, Class 1A1, 5.500%, 10/25/2033		6,739,791	7,127,963
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §		1,224,809	940,162
Deutsche Mortgage Securities Inc.,
Series 2006-AR5, Class 21A, 6.000%, 10/25/2021 §		690,560	596,789
First Horizon Alternative Mortgage Securities:
Series 2005-FA7, Class 2A1, 5.000%, 09/25/2020		272,258	278,641
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021		464,560	460,908
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037		1,459,571	1,295,083
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 2.622%, 03/25/2036 §		636,862	498,572
J.P. Morgan Mortgage Trust:
Series 2005-A4, Class 1A1, 5.243%, 07/25/2035		4,966,076	5,066,565
Series 2006-A7, Class 2A2, 2.530%, 01/25/2037 §		357,879	315,488
Series 2006-A7, Class 2A4R, 2.530%, 01/25/2037 §		1,529,018	1,338,683
Series 2007-A2, Class 2A3, 2.683%, 04/25/2037 §		3,967,632	3,364,611
Master Alternative Loans Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019		677,173	691,549
Series 2004-2, Class 4A1, 5.000%, 02/25/2019		41,790	43,121
Series 2004-4, Class 4A1, 5.000%, 04/25/2019		556,833	571,426
Series 2003-5, Class 6A1, 6.000%, 08/25/2033		535,499	553,837
Residential Accredit Loans, Inc.,
Series 2004-QS6, Class A1, 5.000%, 05/25/2019		269,138	273,943
Residential Funding Mortgage Security I,
Series 2003-S11, Class A2, 4.000%, 06/25/2018		30,983	31,251
Salomon Brothers Mortgage Securities VII,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033		441,555	479,712
Structured Asset Securities Corporation,
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035		585,202	604,950
Washington Mutual Mortgage Pass Through Certificates:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019		652,638	672,608
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019		1,235,551	1,280,330
Series 2004-CB3, Class 3A, 5.500%, 10/25/2019		101,398	106,421
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019		389,122	408,116
Series 2004-CB4, Class 21A, 5.500%, 12/25/2019		266,063	277,277
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034		14,487,753	15,161,376
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034		8,023,630	8,641,650
			70,447,052	3.9%
Asset Backed Securities
Amresco Residential Securities Mortgage Loan Trust,
Series 1997-3, Class A9, 6.960%, 03/25/2027		16	16
Bayview Financial Acquisition Trust:
Series 2006-A, Class 1A2, 5.483%, 02/28/2041		552,058	558,399
Series 2007-B, Class 1A2, 6.831%, 08/28/2047		2,231,398	1,863,664
Conseco Financial Corp.:
Series 1993-3, Class A7, 6.400%, 10/15/2018		95,278	97,791
Series 1997-1, Class A5, 6.860%, 03/15/2028		9,206	9,382
Series 1997-6, Class A8, 7.070%, 01/15/2029		23,635	24,386
Contimortgage Home Equity Trust,
Series 1997-2, Class A9, 7.090%, 04/15/2028		41	41
Countrywide Asset-Backed Certificates:
Series 2004-13, Class AF4, 4.583%, 01/25/2033		2,460,275	2,509,537
Series 2004-S1, Class A3, 5.115%, 02/25/2035		1,437,224	1,467,653
Series 2004-15, Class AF6, 4.613%, 04/25/2035		2,579,845	2,498,193
Series 2005-1, Class AF6, 5.030%, 07/25/2035		4,208,956	4,291,654
Series 2005-11, Class AF3, 4.778%, 02/25/2036		7,600,044	7,316,326
Series 2005-10, Class AF6, 4.915%, 02/25/2036		2,501,430	2,419,643
Series 2005-13, Class AF3, 5.100%, 04/25/2036		3,440,145	2,945,555
Series 2005-17, Class 1AF2, 5.143%, 05/25/2036 §		457,561	490,642
Series 2005-17, Class 1AF5, 5.143%, 05/25/2036 §		1,097,300	1,131,314
Series 2007-S1, Class A6, 5.693%, 11/25/2036		998,723	978,224
Series 2006-10, Class 1AF3, 5.106%, 09/25/2046		1,338,839	814,921
Credit Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2, 4.416%, 12/25/2035		309,668	290,231
Deutsche Mortgage Securities Inc.,
Series 2004-4, Class 1A6, 5.650%, 04/25/2034		71,140	71,163
Equivantage Home Equity Loan Trust,
Series 1996-3, Class A3, 7.700%, 09/25/2027		2,740	2,729
GE Capital Mortgage Services, Inc.:
Series 1997-HE4, Class A7, 6.735%, 12/25/2028		131	130
Series 1999-HE1, Class A7, 6.265%, 04/25/2029		4,338	4,316
Green Tree Financial Corporation:
Series 1993-4, Class A5, 7.050%, 01/15/2019		46,830	48,398
Series 1998-2, Class A5, 6.240%, 12/01/2028		817,622	841,373
Series 1998-3, Class A5, 6.220%, 03/01/2030		811,322	864,363
Series 1998-4, Class A5, 6.180%, 04/01/2030		471,784	485,118
IMC Home Equity Loan Trust,
Series 1997-5, Class A10, 6.880%, 11/20/2028		10,755	10,741
Impac CMB Trust,
Series 2004-4, Class 2A2, 4.618%, 09/25/2034		164,480	161,561
J.P. Morgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AV4, 0.295%, 11/25/2036		3,675,999	3,634,787
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV3, 0.335%, 09/25/2036		10,627,954	10,348,343
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017		45,411	47,403
PEMEX Finance Ltd.,
10.610%, 08/15/2017 f		2,510,625	2,889,934
RAAC Series,
Series 2004-SP1, Class AI4, 5.285%, 08/25/2027		109,847	109,817
RAMP Trust,
Series 2003-RS7, Class AI6, 5.340%, 08/25/2033		655,189	657,168
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3, 5.612%, 04/25/2037		2,624,756	1,375,642
Residential Asset Mortgage Products, Inc.,
Series 2005-RS1, Class AI6, 4.713%, 01/25/2035		266,145	260,707
Residential Asset Securities Corporation:
Series 2003-KS2, Class AI6, 3.990%, 04/25/2033		822,930	822,360
Series 2003-KS5, Class AI6, 3.620%, 07/25/2033		48,855	46,731
Series 2004-KS2, Class AI6, 4.300%, 03/25/2034		101,123	102,283
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 0.835%, 10/25/2035		5,083,649	4,943,290
			57,435,929	3.2%
Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A, 4.871%, 09/11/2042		11,113,286	11,658,137
COMM Mortgage Trust:
Series 2005-C6, Class A5A, 5.116%, 06/10/2044		10,618,016	11,166,394
Series 2012-CR1, Class A3, 3.391%, 05/15/2045		7,813,462	7,697,690
Series 2012-CR2, Class A4, 3.147%, 08/15/2045		12,830,536	12,390,821
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C5, Class A4, 5.100%, 08/15/2038 @		14,413,936	15,131,260
FHLMC Multifamily Structured Pass Through Certificates,
Series K-003, Class A4, 5.053%, 01/25/2019		12,525,000	14,066,953
GE Capital Commercial Mortgage Corporation,
Series 2005-C4, Class A4, 5.310%, 11/10/2045		9,751,208	10,363,486
GS Mortgage Securities Corp II,
Series 2012-GCJ9, Class A3, 2.773%, 11/10/2045		11,246,320	10,467,096
J.P. Morgan Chase Commercial Mortgage Trust:
Series 2005-CB12, Class A4, 4.895%, 09/12/2037		10,224,264	10,707,494
Series 2013-LC11, Class A5, 2.960%, 04/15/2046		9,452,913	8,843,304
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class A4, 2.858%, 11/15/2045		14,280,945	13,429,072
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.289%, 12/15/2044		8,925,591	9,501,301
WF-RBS Commercial Mortgage Trust,
Series 2012-C6, Class A4, 3.440%, 04/15/2045		10,889,220	10,849,953
			146,272,961	8.1%
Total Long-Term Investments (Cost $1,771,064,438)			1,771,357,149	98.1%

		Shares
SHORT-TERM INVESTMENTS
Money Market Mutual Fund
Short-Term Investments Trust - Liquid Assets Portfolio, 0.07% «		34,951,599	34,951,599
Total Short-Term Investments (Cost $34,951,599)			34,951,599	1.9%

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Companies
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% «		220,382,583	220,382,583
Total Investment Companies (Cost $220,382,583)			220,382,583	12.2%

Total Investments Purchased With Cash Proceeds From
Securities Lending (Cost $220,382,583)			220,382,583	12.2%
Total Investments (Cost $2,026,398,620)			2,026,691,331	112.2%
Liabilities in Excess of Other Assets			(219,766,162)	(12.2)%
TOTAL NET ASSETS			$1,806,925,169	100.0%

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2013.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default

Baird Core Plus Bond Fund
Schedule of Investments
December 31, 2013

	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS
U.S. Treasury Securities
U.S. Treasury Bonds:
1.250%, 04/30/2019 @	$53,450,000	$51,783,857
5.250%, 11/15/2028 @	58,975,000	71,000,356
4.375%, 02/15/2038 @	43,000,000	46,802,834
3.500%, 02/15/2039 @	77,275,000	72,771,336
		242,358,383	8.6%
Taxable Municipal Bonds
Bellevue California Union School District,
5.000%, 08/01/2028	625,000	584,950
California Qualified School Bond Joint Powers Authority:
6.739%, 09/01/2026	2,415,000	2,495,613
7.155%, 03/01/2027	1,700,000	1,800,334
California School Finance Authority,
5.041%, 07/01/2020	1,500,000	1,589,670
California State,
5.500%, 03/01/2016	2,000,000	2,187,400
Central Valley Support Joint Powers Agency,
5.676%, 09/01/2024	1,500,000	1,506,240
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,322,113
Contra Costa County California Pension Obligation,
5.140%, 06/01/2017	1,300,000	1,398,280
Davie Florida Water & Sewer Revenue,
6.599%, 10/01/2030 (Callable 10/01/2020)	1,000,000	1,065,920
Elgin Ohio LOC School District,
5.499%, 08/31/2027 (Callable 12/01/2019)	1,000,000	1,002,900
Illinois State:
4.026%, 03/01/2014	2,000,000	2,010,060
4.421%, 01/01/2015	1,600,000	1,648,048
4.961%, 03/01/2016	2,000,000	2,128,980
5.163%, 02/01/2018	3,000,000	3,176,790
New Hampshire Housing Finance Authority:
3.100%, 07/01/2021	2,085,000	2,041,840
3.750%, 07/01/2034 (Callable 07/01/2023)	9,145,000	8,997,034
North Carolina Housing Finance Agency,
2.812%, 07/01/2035 (Callable 01/01/2024)	10,000,000	9,847,500
North East Independent School District Texas,
5.240%, 08/01/2027	3,000,000	3,264,300
Port of Oakland,
5.000%, 11/01/2020 (Callable 11/01/2017)	2,900,000	3,129,477
Portigon AG,
4.796%, 07/15/2015 f	1,885,000	1,991,412
San Dieguito California Public Facilities,
6.459%, 05/01/2027	1,825,000	1,930,083
State Public School Building Authorities Revenue,
5.000%, 09/15/2027	1,998,000	2,077,401
Three Rivers Ohio LOC School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	1,350,000	1,353,942
Tobacco Settlement Authority Iowa,
6.500%, 06/01/2023 (Callable 06/01/2015)	3,190,000	3,096,054
West Contra Costa Unified School District,
6.250%, 08/01/2030	4,320,000	4,228,200
Westlake Ohio City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	1,160,000	1,197,967
		67,072,508	2.4%
Other Government Related Securities
CNOOC Finance 2013 Ltd,
3.000%, 05/09/2023 f	1,000,000	893,183
Corp Andina de Fomento,
4.375%, 06/15/2022 f	3,956,000	3,917,156
Eksportfinans ASA,
2.000%, 09/15/2015 f	10,000,000	9,850,000
Export-Import Bank of Korea Notes:
5.875%, 01/14/2015 f	3,500,000	3,678,062
4.000%, 01/29/2021 f	1,000,000	1,025,653
Korea Hydro & Nuclear Power Co., Ltd.:
6.250%, 06/17/2014 (Acquired 03/21/2011, Cost $1,014,979) * f	1,000,000	1,023,173
3.125%, 09/16/2015 (Acquired 09/09/2010, Cost $493,770) * f	500,000	515,023
Petrobras Global Finance B.V.,
3.000%, 01/15/2019 @ f	3,000,000	2,807,496
Petrobras International Finance Company:
3.875%, 01/27/2016 f	5,800,000	5,970,879
7.875%, 03/15/2019 f	5,000,000	5,663,710
5.375%, 01/27/2021 f	3,200,000	3,175,642
Petroleos Mexicanos:
4.875%, 03/15/2015 f	4,809,000	5,035,023
4.875%, 01/24/2022 f	2,500,000	2,568,750
6.500%, 06/02/2041 f	4,000,000	4,180,000
The Korea Development Bank,
3.000%, 09/14/2022 @ f	4,400,000	4,133,188
		54,436,938	1.9%

Corporate Bonds
Industrials
AbbVie Inc.,
1.750%, 11/06/2017	2,450,000	2,445,803
Access Midstream Partners LP / ACMP Finance Corp,
6.125%, 07/15/2022 @	300,000	321,000
Acuity Brands Lighting Inc.,
6.000%, 12/15/2019	700,000	754,784
Altera Corporation,
4.100%, 11/15/2023	3,000,000	2,892,093
Ameritech Capital Funding Corporation,
6.450%, 01/15/2018	3,000,000	3,399,399
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,225,000	2,478,795
6.375%, 09/15/2017	968,000	1,111,331
8.700%, 03/15/2019	3,700,000	4,684,466
Anglo American Capital PLC:
9.375%, 04/08/2014 (Acquired 09/05/2012, Cost $1,837,721) * f	1,800,000	1,839,902
9.375%, 04/08/2019 (Acquired 09/20/2011 through 07/11/2012, Cost $6,884,211) * f	5,500,000	6,969,050
ArcelorMittal:
5.000%, 02/25/2017 f	5,000,000	5,362,500
6.750%, 02/25/2022 @ f	2,000,000	2,175,000
AT&T Inc.,
5.550%, 08/15/2041	1,000,000	1,014,860
Atlas Air, Inc. Pass Through Trust,
Series 00-1, 8.707%, 01/02/2019	196,806	211,074
Beam, Inc.,
3.250%, 05/15/2022	2,000,000	1,916,770
Bemis Company, Inc.,
4.500%, 10/15/2021	1,000,000	1,021,408
BP Capital Markets P.L.C.:
0.876%, 09/26/2018 f	5,000,000	5,006,995
4.750%, 03/10/2019 f	1,500,000	1,671,955
Browning-Ferris Industries Inc.,
9.250%, 05/01/2021	1,600,000	1,951,632
Bunge Limited Finance Corp.:
5.100%, 07/15/2015	2,527,000	2,674,933
8.500%, 06/15/2019	7,940,000	9,754,155
Bunge N.A. Finance L.P.,
5.900%, 04/01/2017	2,424,000	2,646,613
CenturyLink Inc.,
Series R, 5.150%, 06/15/2017	2,000,000	2,145,000
CF Industries, Inc.,
3.450%, 06/01/2023	2,000,000	1,826,454
Chesapeake Energy Corporation,
6.500%, 08/15/2017 @	3,544,000	3,995,860
Cliffs Natural Resources Inc.,
3.950%, 01/15/2018 @	11,579,000	11,692,416
CNPC HK Overseas Capital Ltd,
5.950%, 04/28/2041 (Acquired 04/20/2011, Cost $978,120) * f	1,000,000	1,063,895
Comcast Cable Communications Holdings, Inc.,
9.455%, 11/15/2022	2,030,000	2,811,704
Comcast Corporation:
4.250%, 01/15/2033 @	5,900,000	5,480,622
4.650%, 07/15/2042	2,000,000	1,861,208
Computer Sciences Corporation,
4.450%, 09/15/2022	2,000,000	1,929,080
ConocoPhillips Canada Funding Company I,
5.950%, 10/15/2036 f	845,000	985,812
Continental Airlines, Inc. Pass Through Trust,
Series 974A, 6.900%, 01/02/2018	40,268	43,138
Cox Communications, Inc.:
2.950%, 06/30/2023 (Acquired 04/24/2013, Cost $5,226,900) * @	5,250,000	4,587,665
4.700%, 12/15/2042 (Acquired 11/26/2012, Cost $4,999,050) *	5,000,000	4,199,130
CSX Corporation,
6.220%, 04/30/2040	175,000	197,835
D.R. Horton, Inc.,
4.750%, 05/15/2017 @	1,000,000	1,057,500
Daimler Finance North America LLC:
2.300%, 01/09/2015 (Acquired 08/22/2012, Cost $1,911,722) *	1,890,000	1,916,258
1.650%, 04/10/2015 (Acquired 07/17/2012 through 07/23/2013, Cost $3,625,333) *	3,609,000	3,636,955
1.875%, 01/11/2018 (Acquired 01/07/2013, Cost $2,116,138) *	2,125,000	2,093,214
Danone,
3.000%, 06/15/2022 (Acquired 05/29/2012, Cost $3,489,465) * f	3,500,000	3,280,876
Deutsche Telekom International Finance B.V.:
3.125%, 04/11/2016 (Acquired 11/09/2011, Cost $2,471,461) * f	2,450,000	2,551,753
8.750%, 06/15/2030 f	825,000	1,163,896
Devon Financing Corporation, L.L.C.,
7.875%, 09/30/2031	5,000,000	6,431,010
DISH DBS Corporation,
5.000%, 03/15/2023 @	2,500,000	2,331,250
Dollar General Corporation,
1.875%, 04/15/2018	2,100,000	2,031,481
Donnelley (R.R.) & Sons Co.:
8.600%, 08/15/2016	1,250,000	1,446,875
6.125%, 01/15/2017	76,000	82,840
Eaton Corporation:
2.750%, 11/02/2022	2,500,000	2,332,145
4.000%, 11/02/2032	3,660,000	3,361,381
Ecolab Inc.,
1.450%, 12/08/2017	5,200,000	5,081,549
Encana Corporation,
6.500%, 05/15/2019 f	500,000	584,073
Express Scripts Holding Company:
3.500%, 11/15/2016	5,000,000	5,286,080
7.250%, 06/15/2019	4,600,000	5,579,676
4.750%, 11/15/2021	4,700,000	4,966,321
Federal Express Corp. 1995 Pass Through Trust,
Series B2, 7.110%, 01/02/2014	102,784	102,801
Fidelity National Information Services, Inc.:
7.875%, 07/15/2020	11,884,000	12,964,957
3.500%, 04/15/2023	4,100,000	3,737,203
Fiserv, Inc.:
3.125%, 06/15/2016	2,475,000	2,582,677
4.625%, 10/01/2020	3,000,000	3,071,244
3.500%, 10/01/2022	6,650,000	6,175,237
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023 f	6,000,000	5,301,966
4.375%, 05/10/2043 f	4,000,000	3,300,256
Ford Motor Credit Company LLC:
3.875%, 01/15/2015	2,000,000	2,063,708
2.500%, 01/15/2016	2,000,000	2,051,886
4.207%, 04/15/2016	2,680,000	2,855,642
3.000%, 06/12/2017	3,000,000	3,117,954
France Telecom SA,
2.750%, 09/14/2016 @ f	1,050,000	1,090,370
Freeport-McMoRan Copper & Gold Inc.:
3.100%, 03/15/2020	3,800,000	3,691,822
3.550%, 03/01/2022 @	5,000,000	4,752,000
Georgia-Pacific LLC,
5.400%, 11/01/2020 (Acquired 10/27/2010, Cost $994,130) *	1,000,000	1,117,301
Glencore Funding LLC:
6.000%, 04/15/2014 (Acquired 03/31/2004 through 06/19/2012, Cost $7,152,464) *	7,115,000	7,217,314
4.125%, 05/30/2023 (Acquired 05/22/2013, Cost $9,094,813) * @	9,100,000	8,504,086
GTE Corporation,
8.750%, 11/01/2021	975,000	1,234,262
H. J. Heinz Finance Company,
6.750%, 03/15/2032	10,000,000	10,200,000
Hanson PLC Notes,
6.125%, 08/15/2016 f	8,583,000	9,419,843
Health Management Association,
6.125%, 04/15/2016	5,725,000	6,340,438
Hewlett-Packard Co.,
4.650%, 12/09/2021 @	4,000,000	4,118,704
Hospira, Inc.,
6.050%, 03/30/2017	5,000,000	5,516,950
Hyundai Capital Services Inc.:
4.375%, 07/27/2016 (Acquired 04/05/2013, Cost $1,173,238) * f	1,100,000	1,170,311
3.500%, 09/13/2017 (Acquired 03/06/2012 through 04/24/2013, Cost $5,309,166) * f	5,140,000	5,313,542
Ingredion Incorporated,
1.800%, 09/25/2017	5,650,000	5,506,806
Johnson Controls Inc.,
5.250%, 12/01/2041	1,150,000	1,117,970
Kinross Gold Corporation,
6.875%, 09/01/2041 f	5,500,000	4,928,435
Kraft Foods Group, Inc.,
5.000%, 06/04/2042	1,000,000	985,792
Lafarge S.A.:
6.200%, 07/09/2015 (Acquired 10/01/2013, Cost $528,674) * f	500,000	530,000
6.500%, 07/15/2016 f	3,993,000	4,412,265
7.125%, 07/15/2036 @ f	1,225,000	1,277,063
LeasePlan Corporation N.V.:
3.000%, 10/23/2017 (Acquired 10/15/2012 through 02/07/2013, Cost $10,055,390) * f	10,000,000	10,072,950
2.500%, 05/16/2018 (Acquired 05/07/2013, Cost $4,976,700) * f	5,000,000	4,861,000
Martin Marietta Materials, Inc.:
6.600%, 04/15/2018	475,000	539,719
6.250%, 05/01/2037	450,000	421,454
Masco Corporation:
6.125%, 10/03/2016	2,150,000	2,408,000
7.125%, 03/15/2020	1,000,000	1,141,509
Mega Advance Investments Ltd,
5.000%, 05/12/2021 (Acquired 05/09/2011 through 05/23/2012, Cost $2,815,849) * f	2,800,000	2,868,074
Mizuho Bank, Ltd.,
1.850%, 03/21/2018 (Acquired 03/14/2013, Cost $1,847,447) * f	1,850,000	1,803,139
Murphy Oil Corporation,
4.000%, 06/01/2022	12,600,000	11,987,741
Mylan Inc.:
6.000%, 11/15/2018 (Acquired 02/06/2013, Cost $4,266,841) *	4,000,000	4,262,380
7.875%, 07/15/2020 (Acquired 07/16/2013, Cost $5,645,771) *	5,000,000	5,657,710
4.200%, 11/29/2023	4,525,000	4,450,754
Nabors Industries, Inc.,
6.150%, 02/15/2018	250,000	280,932
National Oilwell Varco Inc.,
Series B, 6.125%, 08/15/2015	2,655,000	2,657,947
Nationwide Mutual Insurance Company,
7.875%, 04/01/2033 (Acquired 10/13/2009, Cost $90,621) *	100,000	121,937
New Cingular Wireless Services, Inc.,
8.750%, 03/01/2031	3,050,000	4,314,945
Northern Tier Energy LLC,
7.125%, 11/15/2020	250,000	261,250
Oi S.A.,
5.750%, 02/10/2022 (Acquired 02/06/2012, Cost $3,000,000) * f	3,000,000	2,760,000
Pactiv Corporation,
7.950%, 12/15/2025	475,000	445,312
PCCW-HKT Capital No. 3 Limited,
5.250%, 07/20/2015 (Acquired 09/29/2008 through 12/20/2010, Cost $780,343) * f	775,000	818,129
Pearson Funding Two plc,
4.000%, 05/17/2016 (Acquired 07/17/2012, Cost $9,142,252) * f	8,700,000	9,180,988
Pentair Finance S.A.,
2.650%, 12/01/2019 f	5,000,000	4,752,580
Petrohawk Energy Corporation:
7.875%, 06/01/2015	3,000,000	3,078,750
7.250%, 08/15/2018	8,510,000	9,173,780
Plum Creek Timberlands, L.P.:
5.875%, 11/15/2015	1,200,000	1,298,953
4.700%, 03/15/2021	1,200,000	1,243,994
3.250%, 03/15/2023	8,375,000	7,530,892
POSCO:
8.750%, 03/26/2014 (Acquired 09/23/2011 through 01/11/2012, Cost $3,772,669) * f	3,725,000	3,789,118
4.250%, 10/28/2020 (Acquired 10/21/2010, Cost $2,165,365) * f	2,175,000	2,216,732
PTT Public Company Limited,
3.375%, 10/25/2022 (Acquired 10/19/2012, Cost $4,958,500) * @ f	5,000,000	4,460,825
Qwest Capital Funding, Inc.,
7.625%, 08/03/2021	200,000	210,000
Republic Services, Inc.,
3.550%, 06/01/2022	4,000,000	3,856,936
Rio Tinto Finance (USA) Limited,
9.000%, 05/01/2019 f	11,000,000	14,361,842
Samarco Mineracao S.A.,
5.750%, 10/24/2023 (Acquired 10/21/2013, Cost $2,447,255) * f	2,475,000	2,450,250
Schneider Electric SA,
2.950%, 09/27/2022 (Acquired 09/20/2012, Cost $4,986,700) * f	5,000,000	4,656,115
Seagate HDD Cayman,
6.875%, 05/01/2020 f	2,000,000	2,162,500
Sealed Air Corp.,
8.375%, 09/15/2021 (Acquired 09/16/2011 through 09/19/2011, Cost $2,288,360) *	2,250,000	2,553,750
SK Telecom,
6.625%, 07/20/2027 (Acquired 07/13/2007 through 04/30/2013, Cost $999,567) * f	960,000	1,112,596
Sonoco Products Co.,
4.375%, 11/01/2021	1,000,000	1,016,069
Sprint Capital Corporation:
6.900%, 05/01/2019	675,000	737,437
8.750%, 03/15/2032	300,000	321,750
Sprint Nextel Corporation,
6.000%, 12/01/2016	200,000	218,250
SunGard Data Systems Inc.,
4.875%, 01/15/2014	1,181,000	1,181,000
Telecom Italia Capital, SA:
5.250%, 10/01/2015 f	4,100,000	4,310,125
7.200%, 07/18/2036 f	2,500,000	2,406,250
Telefonica Emisiones S.A.U.:
6.421%, 06/20/2016 f	3,950,000	4,401,683
6.221%, 07/03/2017 f	8,942,000	10,080,504
5.462%, 02/16/2021 f	1,000,000	1,055,143
4.570%, 04/27/2023 f	1,000,000	986,087
7.045%, 06/20/2036 f	100,000	110,234
The ADT Corporation:
2.250%, 07/15/2017	2,810,000	2,765,217
3.500%, 07/15/2022	1,200,000	1,044,542
The Dow Chemical Co.,
4.125%, 11/15/2021	835,000	862,527
Time Warner Cable Inc.:
8.750%, 02/14/2019	1,132,000	1,350,297
Time Warner Companies, Inc.,
7.250%, 10/15/2017	2,300,000	2,741,844
Time Warner, Inc.:
7.625%, 04/15/2031	3,050,000	3,859,977
7.700%, 05/01/2032	408,000	523,860
Transocean Inc.:
6.375%, 12/15/2021 f	5,500,000	6,180,433
3.800%, 10/15/2022 f	5,000,000	4,739,130
6.800%, 03/15/2038 f	878,000	977,225
TSMC Global Ltd,
1.625%, 04/03/2018 (Acquired 03/27/2013, Cost $2,997,990) * f	3,000,000	2,872,908
Tyco Electronics Group S.A.:
6.550%, 10/01/2017 f	5,243,000	6,000,068
7.125%, 10/01/2037 f	500,000	585,141
U.S. Airways Pass-Through Trust,
Series 981B, 7.350%, 01/30/2018	417,669	440,641
United AirLines, Inc. Pass Through Trust,
Series 91A2, 10.020%, 03/22/2014	74,821	41,152
Vale Overseas Limited:
6.250%, 01/23/2017 f	3,850,000	4,270,178
4.375%, 01/11/2022 f	2,700,000	2,623,301
8.250%, 01/17/2034 f	425,000	489,576
6.875%, 11/10/2039 f	5,625,000	5,818,629
Verizon Communications, Inc.:
5.150%, 09/15/2023	10,000,000	10,736,920
6.400%, 09/15/2033	5,725,000	6,584,443
Vodafone Group PLC,
6.150%, 02/27/2037 f	500,000	541,883
Vulcan Materials Co.:
6.400%, 11/30/2017	200,000	225,000
7.000%, 06/15/2018	1,400,000	1,592,500
7.150%, 11/30/2037	500,000	495,000
Walgreen Co.,
5.250%, 01/15/2019	10,000,000	11,179,460
Weatherford International Ltd.,
6.750%, 09/15/2040 f	1,250,000	1,351,944
Westvaco Corporation:
9.750%, 06/15/2020	930,000	1,176,487
8.200%, 01/15/2030	1,540,000	1,824,808
Woodside Finance Limited,
8.125%, 03/01/2014 (Acquired 02/24/2009, Cost $999,690) * f	1,000,000	1,012,351
WPX Energy, Inc.,
6.000%, 01/15/2022	4,000,000	4,000,000
Wynn Las Vegas LLC,
4.250%, 05/30/2023 (Acquired 05/15/2013, Cost $4,000,000) *	4,000,000	3,750,000
Xerox Corporation:
8.250%, 05/15/2014	6,587,000	6,763,538
1.058%, 05/16/2014	3,000,000	3,002,481
Xstrata Canada Corporation,
5.375%, 06/01/2015 f	2,000,000	2,096,744
Xstrata Finance (Canada) Limited:
4.950%, 11/15/2021 (Acquired 11/03/2011, Cost $1,997,480) * f	2,000,000	2,025,866
4.250%, 10/25/2022 (Acquired 10/18/2012 through 05/22/2013, Cost $7,133,597) * f	7,000,000	6,674,367
Yara International ASA,
7.875%, 06/11/2019 (Acquired 12/03/2012 through 10/31/2013, Cost $7,357,732) * f	5,880,000	7,099,771
		583,480,499	20.6%

Utility
Ameren Corporation,
8.875%, 05/15/2014	1,816,000	1,868,077
Appalachian Power Company Senior Unsecured Notes,
6.700%, 08/15/2037	1,150,000	1,332,009
Arizona Public Service Senior Unsecured Notes,
8.750%, 03/01/2019	1,150,000	1,461,636
Centrais Eletricas Brasileiras SA:
6.875%, 07/30/2019 (Acquired 12/06/2012, Cost $3,438,711) * f	3,000,000	3,210,000
5.750%, 10/27/2021 (Acquired 10/20/2011, Cost $4,000,000) * @ f	4,000,000	3,885,000
CMS Energy Corporation:
4.250%, 09/30/2015	3,000,000	3,160,728
5.050%, 03/15/2022 @	1,000,000	1,079,570
Comision Federal de Electricidad,
5.750%, 02/14/2042 (Acquired 02/08/2012, Cost $5,116,800) * f	5,200,000	4,849,000
Constellation Energy Group Inc.,
4.550%, 06/15/2015	750,000	787,296
DCP Midstream, LLC:
9.750%, 03/15/2019 (Acquired 02/29/2012 through 12/12/2012, Cost $11,396,572) *	9,155,000	11,390,990
4.750%, 09/30/2021 (Acquired 09/14/2011 through 11/18/2011, Cost $2,251,297) *	2,245,000	2,244,014
Dominion Resources, Inc.,
Series B, 5.950%, 06/15/2035	1,880,000	2,075,184
El Paso Pipeline Partners Operating Co LLC,
7.500%, 11/15/2040	2,500,000	2,999,010
Enel Finance International,
6.800%, 09/15/2037 (Acquired 09/13/2007 through 09/29/2008, Cost $498,897) * f	500,000	518,260
Energy Transfer Partners, L.P.:
9.700%, 03/15/2019	1,189,000	1,539,468
5.200%, 02/01/2022	1,000,000	1,052,794
3.600%, 02/01/2023	5,000,000	4,630,190
Enogex LLC,
6.250%, 03/15/2020 (Acquired 10/25/2012 through 05/10/2013, Cost $3,622,310) *	3,190,000	3,451,976
Entergy Arkansas, Inc.,
5.000%, 07/01/2018	358,000	357,521
Enterprise Products Operating LLC,
3.350%, 03/15/2023 @	10,000,000	9,499,120
Exelon Corporation,
4.900%, 06/15/2015	500,000	527,152
Exelon Generation Company, LLC:
6.200%, 10/01/2017	4,350,000	4,915,700
5.600%, 06/15/2042	6,100,000	5,694,228
Florida Gas Transmission Company, LLC,
3.875%, 07/15/2022 (Acquired 06/12/2012, Cost $2,996,190) *	3,000,000	2,939,967
FPL Group Capital, Inc.,
Series D, 7.300%, 09/01/2067	2,500,000	2,750,000
GG1C Funding Corporation,
5.129%, 01/15/2014 (Acquired 11/21/2008, Cost $140,824) *	140,880	141,005
Gulf South Pipeline Company, LP,
4.000%, 06/15/2022	3,000,000	2,925,162
IPALCO Enterprises Inc.,
5.000%, 05/01/2018	1,000,000	1,047,500
KeySpan Corp.,
8.000%, 11/15/2030	1,875,000	2,411,325
Kinder Morgan Energy Partners, L.P.:
9.000%, 02/01/2019	1,658,000	2,106,564
6.850%, 02/15/2020	4,645,000	5,521,437
6.500%, 02/01/2037	400,000	438,325
6.950%, 01/15/2038	350,000	402,079
Kinder Morgan Finance:
5.700%, 01/05/2016 f	1,886,000	2,025,813
6.000%, 01/15/2018 (Acquired 12/06/2010, Cost $999,930) *	1,000,000	1,095,783
Korea Electric Power Corporation,
6.750%, 08/01/2027 f	490,000	584,686
National Grid PLC,
6.300%, 08/01/2016 f	4,790,000	5,386,757
National Rural Utilities Corporation,
10.375%, 11/01/2018	6,673,000	9,024,458
Nisource Finance Corp.,
5.400%, 07/15/2014	2,233,000	2,287,905
NuStar Logistics L.P.:
4.800%, 09/01/2020	4,275,000	4,028,619
6.750%, 02/01/2021	3,000,000	3,095,748
ONEOK, Inc.:
4.250%, 02/01/2022	6,150,000	5,785,526
3.375%, 10/01/2022	3,000,000	2,804,433
Petrofac Limited,
3.400%, 10/10/2018 (Acquired 10/03/2013, Cost $8,966,430) * f	9,000,000	9,064,395
PPL Energy Supply, LLC:
Series A, 5.700%, 10/15/2015	1,500,000	1,582,757
6.200%, 05/15/2016	1,950,000	2,144,791
PSEG Power LLC,
5.320%, 09/15/2016	3,077,000	3,385,565
Public Service Company of New Mexico,
7.950%, 05/15/2018	6,553,000	7,789,348
RGS (I&M) Funding Corporation Debentures,
Series F*, 9.820%, 12/07/2022	178,947	218,095
Rockies Express Pipeline LLC:
3.900%, 04/15/2015 (Acquired 09/15/2011 through 01/08/2013, Cost $2,856,832) *	2,850,000	2,850,000
6.850%, 07/15/2018 (Acquired 12/21/2011, Cost $2,029,945) * @	2,000,000	1,945,000
5.625%, 04/15/2020 (Acquired 12/10/2010 through 12/29/2011, Cost $2,701,073) *	2,695,000	2,391,813
Spectra Energy Capital LLC,
5.668%, 08/15/2014	5,030,000	5,179,562
Sunoco Logistics Partners Operations LP:
3.450%, 01/15/2023	2,000,000	1,837,694
6.100%, 02/15/2042 @	1,000,000	1,020,987
Sunoco, Inc.,
5.750%, 01/15/2017	701,000	762,090
The Williams Companies, Inc.:
7.875%, 09/01/2021	1,335,000	1,539,403
3.700%, 01/15/2023	3,000,000	2,618,424
Series A, 7.500%, 01/15/2031	120,000	126,836
7.750%, 06/15/2031	3,500,000	3,752,774
Trans-Allegheny Interstate Line Company,
4.000%, 01/15/2015 (Acquired 08/03/2012, Cost $2,918,437) *	2,850,000	2,931,459
Transcontinental Gas Pipe Line Company, LLC,
4.450%, 08/01/2042	2,600,000	2,313,189
Veolia Environnement SA,
6.000%, 06/01/2018 f	1,489,000	1,689,612
Williams Partners L.P.:
7.250%, 02/01/2017	2,000,000	2,306,282
6.300%, 04/15/2040	1,590,000	1,708,794
		188,490,885	6.7%

Finance
Abbey National Treasury Services PLC,
3.875%, 11/10/2014 (Acquired 02/25/2010 through 12/29/2011, Cost $1,037,035) * f	1,045,000	1,073,535
ABN AMRO Bank N.V.:
4.250%, 02/02/2017 (Acquired 01/30/2012, Cost $4,995,100) * f	5,000,000	5,360,410
2.500%, 10/30/2018 (Acquired 10/23/2013, Cost $1,996,820) * f	2,000,000	1,995,680
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032 (Acquired 11/10/2011, Cost $2,131,131) *	2,000,000	2,424,772
Ally Financial Inc.:
6.750%, 12/01/2014	250,000	261,563
8.300%, 02/12/2015	1,065,000	1,144,875
0.000%, 06/15/2015 ^	2,000,000	1,920,000
4.625%, 06/26/2015	5,000,000	5,203,940
5.500%, 02/15/2017	7,275,000	7,875,187
American General Finance Corporation,
6.900%, 12/15/2017 @	1,000,000	1,093,000
American International Group, Inc.:
3.800%, 03/22/2017	2,500,000	2,669,747
8.250%, 08/15/2018	4,525,000	5,660,232
6.400%, 12/15/2020	3,500,000	4,136,514
4.875%, 06/01/2022	3,625,000	3,896,233
AmSouth Bancorp,
6.750%, 11/01/2025	710,000	744,390
AON Corporation,
3.500%, 09/30/2015 f	2,500,000	2,609,220
Arden Realty Limited Partnership,
5.250%, 03/01/2015	1,090,000	1,138,142
Associates Corporation of North America,
6.950%, 11/01/2018	12,038,000	14,322,921
Banco Santander (Brasil) S.A.,
4.625%, 02/13/2017 (Acquired 02/06/2012, Cost $994,140) * @ f	1,000,000	1,040,000
Bank of America Corporation:
10.200%, 07/15/2015	2,675,000	3,006,144
7.625%, 06/01/2019	6,000,000	7,441,962
3.300%, 01/11/2023	4,450,000	4,210,888
Banponce Trust I,
Series A, 8.327%, 02/01/2027	2,185,000	1,879,100
Barclays Bank PLC,
6.750%, 05/22/2019 f	9,850,000	11,871,919
Berkshire Hathaway Finance Corporation,
4.400%, 05/15/2042	3,500,000	3,200,673
BNP Paribas:
2.375%, 09/14/2017 f	3,000,000	3,062,898
5.000%, 01/15/2021 f	5,000,000	5,484,935
3.250%, 03/03/2023 f	4,000,000	3,784,568
BPCE:
2.500%, 12/10/2018 f	11,000,000	10,941,106
5.700%, 10/22/2023 (Acquired 10/15/2013, Cost $5,990,040) * f	6,000,000	6,181,560
Capital One Financial Corporation:
3.150%, 07/15/2016	1,015,000	1,060,749
6.150%, 09/01/2016	4,425,000	4,949,283
CIT Group, Inc.:
4.250%, 08/15/2017	1,000,000	1,041,250
5.500%, 02/15/2019 (Acquired 02/02/2012, Cost $500,000) * @	500,000	536,250
5.000%, 08/01/2023 @	5,000,000	4,812,500
Citigroup Inc.,
6.010%, 01/15/2015	306,000	322,231
4.450%, 01/10/2017	1,800,000	1,950,838
8.500%, 05/22/2019	1,389,000	1,780,127
CNA Financial Corporation:
6.500%, 08/15/2016	1,000,000	1,124,659
7.350%, 11/15/2019	1,175,000	1,424,349
5.875%, 08/15/2020	4,839,000	5,516,610
Comerica Bank:
5.750%, 11/21/2016	3,200,000	3,600,249
5.200%, 08/22/2017	2,855,000	3,143,598
Commonwealth Bank of Australia,
5.000%, 10/15/2019 (Acquired 03/02/2012 through 08/16/2012, Cost $6,320,950) * f	5,900,000	6,576,317
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
1.700%, 03/19/2018 @ f	5,250,000	5,185,010
3.875%, 02/08/2022 f	4,150,000	4,172,622
Countrywide Financial Corporation,
6.250%, 05/15/2016	2,100,000	2,317,346
Credit Mutuel-CIC Home Loan SFH,
1.500%, 11/16/2017 (Acquired 11/08/2012, Cost $4,981,300) * @ f	5,000,000	4,956,000
Credit Suisse New York,
5.300%, 08/13/2019 f	6,966,000	7,819,600
Dresdner Bank AG,
7.250%, 09/15/2015 f	10,425,000	11,255,643
First Empire Capital Trust I,
8.234%, 02/01/2027	500,000	506,989
First Empire Capital Trust II,
8.277%, 06/01/2027	2,300,000	2,345,777
First Horizon National Corporation,
5.375%, 12/15/2015	2,420,000	2,601,285
First National Bank of Chicago Pass Through Trust,
Series 93-A, 8.080%, 01/05/2018	267,321	290,648
FMR LLC:
4.950%, 02/01/2033 (Acquired 01/29/2013, Cost $2,696,598) *	2,700,000	2,649,286
6.500%, 12/14/2040 (Acquired 04/04/2013 through 10/28/2013, Cost $2,287,335) *	1,820,000	2,089,682
General Electric Capital Corporation:
5.500%, 01/08/2020	1,875,000	2,147,181
5.550%, 05/04/2020	4,185,000	4,815,792
4.375%, 09/16/2020	2,925,000	3,170,083
5.300%, 02/11/2021	3,000,000	3,355,860
4.650%, 10/17/2021	8,450,000	9,205,836
Genworth Financial, Inc.,
7.625%, 09/24/2021	1,000,000	1,189,994
GMAC Inc.,
8.000%, 12/31/2018	1,176,000	1,387,680
Goldman Sachs Capital I,
6.345%, 02/15/2034	125,000	126,125
HSBC Bank USA NA,
6.000%, 08/09/2017	2,720,000	3,062,108
HSBC Finance Corporation,
5.500%, 01/19/2016	1,120,000	1,214,249
Humana Inc.,
7.200%, 06/15/2018	800,000	946,439
Hutchison Whampoa International Ltd.:
4.625%, 09/11/2015 (Acquired 08/19/2010 through 12/28/2011, Cost $3,646,473) * f	3,563,000	3,770,445
3.500%, 01/13/2017 (Acquired 01/10/2012, Cost $1,990,380) * f	2,000,000	2,087,336
3.250%, 11/08/2022 (Acquired 11/05/2012, Cost $3,581,424) * @ f	3,600,000	3,292,765
ING Bank N.V.:
4.000%, 03/15/2016 (Acquired 03/08/2011 through 09/20/2011, Cost $1,600,359) * f	1,600,000	1,691,045
3.750%, 03/07/2017 (Acquired 02/29/2012 through 04/24/2013, Cost $4,988,027) * f	5,000,000	5,266,100
5.000%, 06/09/2021 (Acquired 10/12/2011, Cost $2,468,800) * f	2,500,000	2,717,575
ING U.S., Inc.,
5.500%, 07/15/2022	3,000,000	3,262,476
Invesco Finance PLC,
3.125%, 11/30/2022 f	5,500,000	5,089,122
Istar Financial, Inc.,
5.850%, 03/15/2017	500,000	535,625
J.P. Morgan Chase & Co.:
4.250%, 10/15/2020	3,100,000	3,286,115
4.350%, 08/15/2021	2,400,000	2,529,408
4.500%, 01/24/2022	4,400,000	4,654,016
3.200%, 01/25/2023 @	5,350,000	5,071,939
Jefferies Group, Inc.,
6.450%, 06/08/2027	1,000,000	1,039,071
John Hancock Life Insurance Company,
7.375%, 02/15/2024 (Acquired 08/26/2010 through 04/11/2013, Cost $12,119,934) *	9,765,000	11,557,649
Kemper Corporation:
6.000%, 11/30/2015	2,500,000	2,673,915
6.000%, 05/15/2017	1,000,000	1,096,484
KeyBank National Association:
7.413%, 05/06/2015	5,100,000	5,526,003
5.450%, 03/03/2016	1,279,000	1,391,887
4.625%, 06/15/2018	2,670,000	2,874,114
Kookmin Bank,
7.250%, 05/14/2014 (Acquired 03/10/2010 through 01/18/2012, Cost $3,953,769) * f	3,900,000	3,989,205
Liberty Mutual Group Inc.:
5.750%, 03/15/2014 (Acquired 12/21/2010 through 04/24/2012, Cost $984,022) *	980,000	989,779
6.500%, 03/15/2035 (Acquired 09/29/2008 through 04/16/2013, Cost $700,463) *	700,000	764,240
10.750%, 06/15/2058 (Acquired 05/21/2008 through 05/06/2009, Cost $750,894) *	900,000	1,345,500
Liberty Mutual Insurance Company,
7.697%, 10/15/2097 (Acquired 03/26/2003, Cost $240,080) *	375,000	382,480
Lincoln National Corporation:
8.750%, 07/01/2019	7,801,000	10,041,104
6.050%, 04/20/2067	825,000	818,812
Lloyds TSB Bank PLC:
4.200%, 03/28/2017 @ f	2,000,000	2,158,240
5.800%, 01/13/2020 (Acquired 01/05/2010 through 01/19/2012, Cost $6,406,849) * f	6,350,000	7,280,078
M&I Marshall & Ilsley Bank,
4.850%, 06/16/2015	2,189,000	2,307,175
Macquarie Bank Limited,
2.000%, 08/15/2016 (Acquired 09/27/2013, Cost $3,518,736) * f	3,500,000	3,539,799
Manufacturer and Traders Trust Co.,
5.585%, 12/28/2020	265,000	270,285
Manufacturers and Traders Trust Company,
6.625%, 12/04/2017	1,120,000	1,296,608
Manulife Financial Corp.,
4.900%, 09/17/2020 f	1,840,000	1,974,964
Marsh & McLennan Companies, Inc.,
4.800%, 07/15/2021	1,000,000	1,066,032
Massachusetts Mutual Life Insurance Company:
7.625%, 11/15/2023 (Acquired 10/10/2012, Cost $4,248,172) *	3,184,000	3,799,413
8.875%, 06/01/2039 (Acquired 10/03/2012 through 02/13/2013, Cost $2,403,443) *	1,575,000	2,257,073
MBIA Insurance Corp.,
11.504%, 01/15/2033 (Acquired 01/11/2008, Cost $700,000) *	700,000	528,500
Merrill Lynch & Company:
6.875%, 04/25/2018	800,000	945,895
7.750%, 05/14/2038	725,000	936,022
Metlife Capital Trust IV,
7.875%, 12/15/2037 (Acquired 03/26/2012 through 04/05/2013, Cost $1,049,668) *	900,000	1,032,750
MetLife, Inc.,
7.717%, 02/15/2019	1,157,000	1,434,110
Metropolitan Life Global Funding I:
3.125%, 01/11/2016 (Acquired 09/27/2011 through 06/01/2012, Cost $2,430,590) * @	2,415,000	2,517,256
3.875%, 04/11/2022 (Acquired 12/18/2012, Cost $1,617,901) *	1,500,000	1,512,550
Morgan Stanley:
4.750%, 04/01/2014	2,505,000	2,524,915
6.000%, 04/28/2015	650,000	692,272
5.450%, 01/09/2017	2,000,000	2,218,002
6.625%, 04/01/2018	1,275,000	1,491,870
7.300%, 05/13/2019	4,675,000	5,677,357
5.625%, 09/23/2019	3,100,000	3,523,727
3.750%, 02/25/2023 @	1,000,000	973,065
National Australia Bank Limited:
0.788%, 07/25/2016 f	5,000,000	5,017,805
3.000%, 07/27/2016 (Acquired 07/20/2011, Cost $2,991,720) * f	3,000,000	3,140,040
National Australia Bank/New York,
2.750%, 03/09/2017 f	6,000,000	6,218,160
National City Bank,
5.800%, 06/07/2017	6,170,000	6,954,102
New England Mutual Life Insurance Company,
7.875%, 02/15/2024 (Acquired 11/07/2012, Cost $4,294,574) *	3,200,000	3,935,962
Nippon Life Insurance Company,
5.000%, 10/18/2042 (Acquired 10/11/2012, Cost $2,000,000) * f	2,000,000	2,065,000
Nomura Holdings Inc.:
2.000%, 09/13/2016 f	3,000,000	3,024,801
6.700%, 03/04/2020 f	2,525,000	2,895,367
Nordea Bank AB,
3.125%, 03/20/2017 (Acquired 03/14/2012 through 05/09/2012, Cost $8,034,033) * f	8,000,000	8,365,448
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,000,000	952,087
3.125%, 05/15/2023	3,550,000	3,294,517
Prudential Financial Inc.:
6.200%, 01/15/2015	3,147,000	3,323,075
6.000%, 12/01/2017	2,000,000	2,299,800
Prudential Holdings, LLC,
8.695%, 12/18/2023 (Acquired 11/29/2011 through 01/18/2013, Cost $8,001,981) *	6,404,243	8,126,049
Rabobank Nederland,
3.375%, 01/19/2017 f	2,000,000	2,105,780
Raymond James Financial, Inc.,
8.600%, 08/15/2019	1,427,000	1,794,584
Regions Bank,
7.500%, 05/15/2018	14,034,000	16,606,236
Reliance Holdings USA Inc.:
4.500%, 10/19/2020 (Acquired 10/14/2010 through 10/18/2010, Cost $1,988,700) *	2,000,000	1,976,178
5.400%, 02/14/2022 (Acquired 02/09/2012 through 02/23/2012, Cost $3,516,542) *	3,500,000	3,539,697
Santander Financial Issuances,
7.250%, 11/01/2015 @ f	300,000	322,902
Santander UK PLC,
5.000%, 11/07/2023 (Acquired 10/31/2013, Cost $996,810) * f	1,000,000	1,003,720
Simon Property Group, L.P.,
1.500%, 02/01/2018 (Acquired 12/10/2012, Cost $11,962,200) *	12,000,000	11,657,484
SLM Corporation:
5.375%, 05/15/2014	8,000,000	8,140,000
5.625%, 08/01/2033	50,000	41,437
Societe Generale:
2.750%, 10/12/2017 f	3,000,000	3,092,100
5.200%, 04/15/2021 (Acquired 09/20/2011 through 02/13/2013, Cost $9,985,417) * f	10,100,000	11,102,486
Sovereign Bank,
8.750%, 05/30/2018	7,034,000	8,451,660
Sparebank 1 Boligkreditt AS,
1.750%, 11/15/2019 (Acquired 11/07/2012, Cost $4,961,150) * f	5,000,000	4,747,500
State Bank of India,
4.125%, 08/01/2017 (Acquired 07/25/2012, Cost $6,939,800) * f	7,000,000	7,078,890
Sumitomo Mitsui Banking Corporation,
3.000%, 01/18/2023 f	2,500,000	2,319,820
SunTrust Bank:
3.500%, 01/20/2017	4,250,000	4,468,947
7.250%, 03/15/2018	5,682,000	6,685,362
SUSA Partnership, L.P.,
8.200%, 06/01/2017	1,000,000	1,183,241
Svenska Handelsbanken AB,
2.875%, 04/04/2017 f	2,425,000	2,526,028
Swedbank AB,
2.125%, 09/29/2017 (Acquired 09/24/2012, Cost $2,995,470) * f	3,000,000	3,000,912
Symetra Financial Corporation,
6.125%, 04/01/2016 (Acquired 10/12/2010 through 10/16/2012, Cost $3,747,032) *	3,620,000	3,853,465
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (Acquired 04/18/2012, Cost $5,958,960) * @ f	6,000,000	5,899,326
TD Ameritrade Holding Corporation,
5.600%, 12/01/2019	1,000,000	1,154,318
The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
2.350%, 02/23/2017 (Acquired 02/14/2012, Cost $5,996,640) * f	6,000,000	6,089,886
The Bear Stearns Companies LLC,
7.250%, 02/01/2018	2,250,000	2,694,085
The Chubb Corp.,
6.375%, 03/29/2067	1,320,000	1,428,900
The Goldman Sachs Group, Inc.:
5.950%, 01/18/2018	3,000,000	3,410,814
6.150%, 04/01/2018	6,500,000	7,453,400
7.500%, 02/15/2019	1,825,000	2,222,793
5.250%, 07/27/2021	1,000,000	1,094,842
5.750%, 01/24/2022	3,100,000	3,489,633
6.750%, 10/01/2037	300,000	333,764
The Hartford Financial Services Group, Inc.:
7.300%, 11/01/2015	465,000	516,712
5.375%, 03/15/2017	2,913,000	3,209,887
4.000%, 10/15/2017	3,000,000	3,190,863
8.125%, 06/15/2038	1,365,000	1,590,908
The Royal Bank of Scotland Group PLC:
5.050%, 01/08/2015 f	1,528,000	1,573,232
2.550%, 09/18/2015 f	4,225,000	4,321,148
6.125%, 01/11/2021 f	7,850,000	8,885,109
Torchmark Corporation,
3.800%, 09/15/2022	1,275,000	1,237,571
UnionBanCal Corp.,
3.500%, 06/18/2022 @	1,100,000	1,078,978
UnitedHealth Group, Inc.,
6.000%, 02/15/2018	1,000,000	1,155,314
Wachovia Bank, National Association,
6.000%, 11/15/2017	8,322,000	9,602,756
Westpac Banking Corporation:
2.000%, 08/14/2017 f	8,000,000	8,047,776
4.875%, 11/19/2019 f	636,000	705,731
Willis North America, Inc.:
5.625%, 07/15/2015	2,600,000	2,774,930
7.000%, 09/29/2019	7,803,000	9,028,641
		637,490,486	22.5%
Total Corporate Bonds		1,409,461,870	49.8%

Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corporation (FGLMC):
5.000%, 12/01/2020	85,824	91,118
5.000%, 05/01/2021	161,580	171,532
6.000%, 06/01/2021	31,650	34,688
3.000%, 05/01/2027	13,613,016	13,877,134
6.500%, 12/01/2028	42,206	47,735
6.500%, 06/01/2029	18,646	20,890
5.500%, 04/01/2037	449,752	490,173
5.500%, 04/01/2038	275,888	300,683
5.500%, 05/01/2038	552,819	602,503
4.500%, 11/01/2039	7,146,911	7,567,907
4.500%, 11/01/2039	2,362,283	2,501,877
4.500%, 08/01/2040	10,361,009	10,978,490
4.500%, 08/01/2040	7,379,044	7,818,790
3.500%, 06/01/2042	13,781,185	13,689,491
3.500%, 07/01/2042	46,266,322	45,958,488
3.000%, 08/01/2042	37,952,612	36,001,865
3.000%, 02/01/2043	11,966,500	11,350,948
Federal Home Loan Mortgage Corporation (FHLMC):
Series 1053, Class G, 7.000%, 03/15/2021	4,975	5,744
Series 136, Class E, 6.000%, 04/15/2021	9,415	10,145
Series 2804, Class VC, 5.000%, 07/15/2021	163,792	177,019
Series 1122, Class G, 7.000%, 08/15/2021	10,375	11,448
Series 1186, Class I, 7.000%, 12/15/2021	21,744	24,672
Federal National Mortgage Association (FNMA):
Series 1989-94, Class G, 7.500%, 12/25/2019	5,756	6,355
Series 1990-15, Class J, 7.000%, 02/25/2020	18,401	20,083
Series 1991-21, Class J, 7.000%, 03/25/2021	3,769	4,199
Series 1991-43, Class J, 7.000%, 05/25/2021	68,796	77,247
Series 1991-65, Class Z, 6.500%, 06/25/2021	74,469	80,166
5.000%, 11/01/2021	640,214	685,521
Series 1992-129, Class L, 6.000%, 07/25/2022	134,349	147,312
5.500%, 03/01/2023	331,555	364,233
Series 1993-32, Class H, 6.000%, 03/25/2023	30,646	32,992
Series 1993-58, Class H, 5.500%, 04/25/2023	148,338	161,380
5.500%, 07/01/2023	158,931	174,605
5.500%, 12/01/2023	228,414	250,770
6.000%, 03/01/2026	48,979	54,462
5.000%, 06/01/2026	13,291,148	14,312,438
3.000%, 04/01/2027	25,487,039	26,038,121
2.500%, 12/01/2027	25,810,513	25,632,534
5.000%, 05/01/2028	149,064	162,361
6.500%, 09/01/2028	32,274	36,065
6.500%, 02/01/2029	71,931	81,113
4.500%, 07/01/2030	14,295,870	15,234,331
4.000%, 11/01/2031	13,008,962	13,541,516
5.500%, 01/01/2032	29,709	32,774
5.500%, 04/01/2034	2,366,525	2,607,613
5.500%, 04/01/2034	2,281,701	2,526,484
Series 2004-90, Class LH, 5.000%, 04/25/2034	4,304,871	4,542,487
Series 2004-W6, Class 1A6, 5.500%, 07/25/2034	253,899	260,370
Series 2004-W6, Class 1A4, 5.500%, 07/25/2034	166,740	169,959
5.500%, 09/01/2034	74,229	81,678
5.500%, 02/01/2035	37,022	40,729
5.000%, 04/01/2035	4,263,172	4,629,409
5.000%, 07/01/2035	12,603,592	13,689,628
5.000%, 02/01/2036	6,744,482	7,319,858
5.000%, 03/01/2036	2,644,792	2,870,686
5.500%, 04/01/2036	6,873,680	7,556,133
6.000%, 08/01/2037	199,260	215,048
4.000%, 08/01/2040	2,998,509	3,088,161
4.500%, 08/01/2040	15,572,350	16,496,573
4.000%, 10/01/2040	2,058,060	2,119,721
4.000%, 12/01/2040	7,565,442	7,811,914
3.500%, 01/01/2041	4,421,515	4,396,949
4.000%, 01/01/2041	10,540,119	10,856,415
3.500%, 02/01/2041	4,922,225	4,895,254
3.500%, 03/01/2041	6,054,500	6,021,316
4.500%, 07/01/2041	4,183,432	4,433,827
4.000%, 09/01/2041	9,582,070	9,870,743
4.000%, 12/01/2041	39,426,760	40,617,178
3.000%, 05/01/2042	6,257,750	5,948,093
3.500%, 06/01/2042	14,276,523	14,196,584
Government National Mortgage Association (GNMA):
6.000%, 12/20/2028	45,198	50,360
6.500%, 01/20/2029	20,900	24,191
Series 2003-2, Class PB, 5.500%, 03/20/2032	9,455	9,471
6.000%, 11/20/2033	35,557	40,342
4.500%, 05/20/2040	5,199,151	5,573,861
5.000%, 07/20/2040	2,284,789	2,502,336
4.500%, 01/20/2041	20,220,299	21,707,195
4.000%, 06/20/2042	40,726,986	42,420,576
3.500%, 09/20/2042	21,181,411	21,401,430
		519,856,490	18.3%

Non-U.S. Government Agency Issues
Bank of America Alternative Loan Trust:
Series 2004-1, Class 5A2, 5.500%, 02/25/2019		1,415,400	1,460,631
Series 2004-2, Class 5A1, 5.500%, 03/25/2019		321,420	329,449
Series 2004-8, Class 3A1, 5.500%, 09/25/2019		1,798,989	1,884,734
Series 2005-2, Class 4A1, 5.500%, 03/25/2020		54,404	56,711
Series 2005-4, Class 3A1, 5.500%, 05/25/2020		876,601	901,655
Series 2005-8, Class 5A1, 5.500%, 09/25/2020		212,579	218,401
Series 2006-2, Class 6A1, 5.500%, 03/25/2021		214,540	220,885
Series 2007-1, Class 1A1, 8.638%, 04/25/2022		722,333	744,624
Series 2005-2, Class 1CB2, 5.500%, 03/25/2035		2,775,871	2,646,268
Series 2006-3, Class 6A1, 6.000%, 04/25/2036		306,178	316,198
Series 2006-5, Class CB7, 6.000%, 06/25/2046 §		499,210	410,997
Bank of America Mortgage Securities Inc:
Series 2003-L, Class 2A1, 2.867%, 01/25/2034		6,431,418	6,366,184
Series 2005-9, Class 1A5, 5.500%, 10/25/2035		118,694	118,133
Chase Mortgage Finance Corporation,
Series 2006-A1, Class 2A3, 2.704%, 09/25/2036 §		682,372	574,111
Citicorp Mortgage Securities Trust,
Series 2007-2, Class 1A3, 6.000%, 02/25/2037		3,226,903	3,317,024
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-9, Class 2A2, 5.500%, 11/25/2035 §		205,672	203,941
Series 2005-9, Class 22A2, 6.000%, 11/25/2035 §		285,982	266,619
Countrywide Alternative Loan Trust:
Series 2005-3CB, Class 2A1, 5.000%, 03/25/2020		3,162,713	3,214,265
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 §		754,910	747,227
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021 §		785,028	764,950
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022		348,960	358,929
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 §		899,328	828,486
Series 2006-J2, Class A3, 6.000%, 04/25/2036 §		174,724	156,908
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 §		1,044,430	801,704
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2005-6, Class 2A1, 5.500%, 04/25/2035		1,642,256	1,519,813
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%, 08/25/2020		880,495	880,633
Deutsche ALT-A Securities Inc. Alternate Loan Trust,
Series 2005-3, Class 4A5, 5.250%, 06/25/2035		1,099,391	1,062,084
Deutsche Mortgage Securities Inc.,
Series 2006-AR5, Class 21A, 6.000%, 10/25/2021 §		637,732	551,135
First Horizon Alternative Mortgage Securities:
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021		337,862	335,206
Series 2006-FA8, Class 2A1, 5.750%, 02/25/2037		1,031,410	915,174
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1, 5.500%, 01/25/2020		1,952,617	2,008,837
Series 2005-3F, Class 2A4, 6.000%, 03/25/2035		10,391,867	10,522,295
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020 §		2,757,643	2,802,173
Series 2006-A1, Class 2A1, 2.622%, 03/25/2036 §		196,219	153,612
Series 2006-S3, Class A3A, 6.000%, 08/25/2036		239,976	214,575
J.P. Morgan Mortgage Trust:
Series 2006-S3, Class 2A3, 5.000%, 08/25/2021 §		710,337	706,677
Series 2006-A7, Class 2A2, 2.530%, 01/25/2037		5,720,865	5,043,217
Series 2006-A7, Class 2A4R, 2.530%, 01/25/2037 §		2,395,539	2,097,337
Series 2007-A2, Class 2A3, 2.683%, 04/25/2037 §		11,328,054	9,606,360
Master Alternative Loans Trust:
Series 2004-1, Class 1A1, 5.000%, 01/25/2019		216,768	221,370
Series 2004-5, Class 4A1, 5.500%, 07/25/2019		663,065	695,198
Series 2005-3, Class 4A1, 5.500%, 03/25/2020		1,228,646	1,283,078
Series 2003-5, Class 6A1, 6.000%, 08/25/2033		81,244	84,027
Series 2004-2, Class 2A1, 6.000%, 02/25/2034		6,984,010	7,574,920
Series 2004-8, Class 2A1, 6.000%, 09/25/2034		6,070,989	6,069,617
Series 2005-6, Class 1A5, 5.500%, 12/25/2035		7,089,330	6,309,184
Master Asset Securitization Trust,
Series 2005-2, Class 1A1, 5.250%, 11/25/2035		61,611	61,437
Merrill Lynch Mortgage Investors Trust,
Series 2005-A8, Class A1C1, 5.250%, 08/25/2036		20,787	20,778
Residential Accredit Loans, Inc.:
Series 2004-QS3, Class CB, 5.000%, 03/25/2019		2,391,683	2,469,318
Series 2004-QS13, Class CB, 5.000%, 09/25/2019		2,002,521	2,053,629
Series 2004-QS5, Class A5, 4.750%, 04/25/2034		11,359	11,492
Series 2005-QS2, Class A1, 5.500%, 02/25/2035		629,625	608,717
Sequoia Mortgage Trust,
Series 2013-6, Class A2, 3.000%, 05/25/2043		19,472,698	17,905,614
Structured Asset Securities Corporation:
Series 2003-31A, Class 2A7, 2.450%, 10/25/2033		4,509,453	4,515,153
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035		850,567	879,269
Washington Mutual Mortgage Pass Through Certificates:
Series 2004-CB1, Class 5A, 5.000%, 06/25/2019		102,126	105,251
Series 2004-CB2, Class 5A, 5.000%, 07/25/2019		90,222	92,582
Series 2004-CB2, Class 7A, 5.500%, 08/25/2019		194,137	201,173
Series 2004-CB3, Class 4A, 6.000%, 10/25/2019		56,711	59,479
Series 2004-CB4, Class 22A, 6.000%, 12/25/2019		290,116	305,281
Series 2004-CB3, Class 1A, 6.000%, 10/25/2034		11,895,311	12,948,926
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034		8,989,298	9,681,699
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class A4, 6.000%, 03/25/2037 §		139,952	117,869
			139,603,223	4.9%
Asset Backed Securities
ACE Securities Corp Home Equity Loan Trust Series,
Series 2006-OP1, Class A2C, 0.315%, 04/25/2036		22,108,930	20,568,513
Amresco Residential Securities Mortgage Loan Trust,
Series 1998-2, Class A6, 6.405%, 12/25/2027		12,329	11,981
Banc of America Funding Trust,
Series 2005-C, Class A1, 0.407%, 05/20/2035		10,526,353	9,488,055
Bayview Financial Acquisition Trust:
Series 2007-A, Class 1A2, 6.205%, 05/28/2037		961,865	1,027,015
Series 2007-B, Class 1A2, 6.831%, 08/28/2047		150,000	125,280
Bear Stearns Asset Backed Securities I Trust,
Series 2007-HE4, Class 1A1, 0.285%, 05/25/2037 §		7,735,437	7,403,316
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class A3, 0.345%, 02/25/2036		3,235,896	3,031,824
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-WFH3, Class A3, 0.315%, 10/25/2036		3,670,740	3,642,483
Series 2007-WFH1, Class A3, 0.315%, 01/25/2037		9,753,515	9,508,097
Conseco Financial Corp.:
Series 1997-1, Class A5, 6.860%, 03/15/2028		4,128	4,207
Series 1997-4, Class A5, 6.880%, 02/15/2029		20,590	21,507
Series 1997-5, Class A6, 6.820%, 05/15/2029		210,424	215,917
Countrywide Asset-Backed Certificates:
Series 2005-1, Class AF4, 5.147%, 02/25/2033		1,067,475	1,079,954
Series 2004-12, Class AF6, 4.634%, 03/25/2035		711,058	725,038
Series 2004-15, Class AF6, 4.613%, 04/25/2035		649,153	628,607
Series 2005-7, Class AF6, 4.693%, 10/25/2035		1,849,146	1,840,572
Series 2005-11, Class AF3, 4.778%, 02/25/2036		1,560,477	1,502,223
Series 2005-10, Class AF6, 4.915%, 02/25/2036		3,985,066	3,854,770
Series 2005-13, Class AF3, 5.099%, 04/25/2036		1,485,952	1,272,317
Series 2006-S9, Class A3, 5.728%, 08/25/2036		184,831	177,387
Series 2007-S1, Class A6, 5.693%, 11/25/2036		108,285	106,062
Series 2006-13, Class 1AF3, 5.120%, 01/25/2037 §		184,159	194,358
Series 2007-S2, Class A2, 5.649%, 05/25/2037		46,379	46,701
Series 2006-10, Class 1AF3, 5.106%, 09/25/2046		1,300,000	791,280
Series 2006-9, Class 1AF3, 5.859%, 10/25/2046 §		588,134	397,480
Series 2007-4, Class A3, 5.714%, 04/25/2047		550,000	399,990
Series 2006-24, Class 2A2, 0.285%, 06/25/2047		10,812,179	10,689,536
Series 2006-25, Class 2A2, 0.285%, 06/25/2047		65,262	65,186
Credit Based Asset Servicing and Securitization LLC,
Series 2005-CB8, Class AF2, 4.416%, 12/25/2035		1,679,556	1,574,134
GE Capital Mortgage Services, Inc.,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029		2,617	2,604
Green Tree Financial Corporation:
Series 1993-4, Class A5, 7.050%, 01/15/2019		5,284	5,461
Series 1998-3, Class A5, 6.220%, 03/01/2030		467,381	497,937
Series 1998-4, Class A5, 6.180%, 04/01/2030		202,394	208,114
Home Equity Asset Trust,
Series 2006-4, Class 2A3, 0.335%, 08/25/2036		1,369,477	1,336,410
J.P. Morgan Mortgage Acquisition Corp:
Series 2007-CH4, Class A2, 0.225%, 12/25/2029		1,651,745	1,644,575
Series 2007-CH1, Class AV5, 0.405%, 11/25/2036		10,000,000	9,151,270
Series 2007-CH3, Class A3, 0.315%, 03/25/2037		2,562,298	2,437,893
Long Beach Mortgage Loan Trust,
Series 2006-WL2, Class 2A3, 0.365%, 01/25/2036		3,448,816	3,145,072
Morgan Stanley ABS Capital I,
Series 2006-HE1, Class A3, 0.345%, 01/25/2036		7,093,570	6,987,748
Morgan Stanley Home Equity Loan Trust,
Series 2006-2, Class A3, 0.335%, 02/25/2036		11,734,747	11,491,967
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV3, 0.335%, 09/25/2036		6,497,595	6,326,650
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 11/15/2017		29,073	30,348
Option One Mortgage Loan Trust,
Series 2005-4, Class A3, 0.425%, 11/25/2035		702,049	688,968
Renaissance Home Equity Loan Trust:
Series 2005-1, Class AF6, 4.970%, 05/25/2035		158,025	153,552
Series 2006-2, Class AF3, 5.797%, 08/25/2036		1,419,000	880,675
Series 2006-3, Class AF2, 5.580%, 11/25/2036		1,312,584	797,618
Series 2007-1, Class AF2, 5.512%, 04/25/2037		490,118	252,321
Series 2007-1, Class AF3, 5.612%, 04/25/2037		294,071	154,123
Series 2007-2, Class AF2, 5.675%, 06/25/2037		1,485,954	786,666
Residential Asset Mortgage Products, Inc.:
Series 2003-RS10, Class A17, 4.850%, 11/25/2033		51,966	52,276
Series 2004-RS4, Class AI6, 5.072%, 04/25/2034		2,768,167	2,835,926
Residential Asset Securities Corporation:
Series 2003-KS5, Class AI6, 3.620%, 07/25/2033		70,375	67,315
Series 2003-KS9, Class AI6, 4.710%, 11/25/2033		110,578	106,480
Series 2006-EMX8, Class 1A2, 0.285%, 10/25/2036		33,165	33,062
Soundview Home Equity Loan Trust,
Series 2005-OPT4, Class 2A3, 0.425%, 12/25/2035		16,089,682	15,494,203
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 0.835%, 10/25/2035		5,695,589	5,538,333
Springleaf Mortgage Loan Trust,
Series 2012-2A, Class A, 2.220%, 10/25/2057 (Acquired 07/31/2012, Cost $4,034,938) *		4,035,395	4,110,958
			155,612,315	5.5%
Commercial Mortgage-Backed Securities
CD Commercial Mortgage Trust,
Series 2005-CD1, Class A4, 5.218%, 07/15/2044		17,426,219	18,476,410
COMM Mortgage Trust:
Series 2005-C6, Class A5A, 5.116%, 06/10/2044		5,987,000	6,296,205
Series 2012-CR1, Class A3, 3.391%, 05/15/2045		25,842,000	25,459,099
Series 2012-CR2, Class A4, 3.147%, 08/15/2045		25,180,000	24,317,056
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C5, Class A4, 5.100%, 08/15/2038		10,650,000	11,180,008
GE Capital Commercial Mortgage Corporation:
Series 2004-C3, Class A4, 5.189%, 07/10/2039		1,621,120	1,643,084
Series 2005-C4, Class A4, 5.310%, 11/10/2045		12,795,000	13,598,398
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C2, Class A4, 5.301%, 08/10/2038		6,659,685	6,725,470
J.P. Morgan Chase Commercial Mortgage Trust:
Series 2005-CB12, Class A4, 4.895%, 09/12/2037		17,525,000	18,353,284
Series 2013-LC11, Class A5, 2.960%, 04/15/2046		12,075,000	11,296,295
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class A4, 2.858%, 11/15/2045		25,410,000	23,894,268
Morgan Stanley Capital I Trust,
Series 2005-HQ7, Class A4, 5.207%, 11/14/2042		19,785,000	20,808,953
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4, 5.289%, 12/15/2044		8,000,000	8,516,008
WF-RBS Commercial Mortgage Trust,
Series 2012-C6, Class A4, 3.440%, 04/15/2045		14,000,000	13,949,516
			204,514,054	7.2%
Total Long-Term Investments (Cost $2,820,650,207)			2,792,915,781	98.6%

		Shares
SHORT-TERM INVESTMENTS
Money Market Mutual Fund
Short-Term Investments Trust - Liquid Assets Portfolio, 0.07% «		31,161,267	31,161,267
Total Short-Term Investments (Cost $31,161,267)			31,161,267	1.1%

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM
SECURITIES LENDING
Investment Companies
Mount Vernon Securities Lending Trust Prime Portfolio, 0.19% «		242,165,078	242,165,078
Total Investment Companies (Cost $242,165,078)			242,165,078	8.5%

Total Investments Purchased With Cash Proceeds From
Securities Lending (Cost $242,165,078)			242,165,078	8.5%
Total Investments (Cost $3,093,976,552)			3,066,242,126	108.2%
Liabilities in Excess of Other Assets			(232,427,823)	(8.2)%
TOTAL NET ASSETS			$2,833,814,303	100.0%

Notes to Schedule of Investments
*	Restricted Security Deemed Liquid
@	This security or portion of this security is out on loan at December 31, 2013.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
§	Security in Default

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Baird Funds, Inc.

We have audited the financial statements of Baird Funds, Inc. (including the Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Bond Fund, Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Value Fund) (the “Funds”) as of December 31, 2013, and for the year then ended and have issued our unqualified report thereon dated February 27, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audits included an audit of Baird Funds, Inc.’s schedules of investments in securities (the “Schedules”) as of December 31, 2013 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

Chicago, Illinois
March 10, 2014

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics.
              Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable because the Registrant is not a closed-end management investment company.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAIRD FUNDS, INC.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:      March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/Mary Ellen Stanek
Mary Ellen Stanek, President

Date:      March 10, 2014

By:          /s/Dominick Zarcone
Dominick Zarcone, Treasurer

Date:      March 10, 2014